     As filed with the Securities and Exchange Commission on April 26, 2006

                          File No. 333-45431/811-08629

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

     Pre-Effective Amendment No.                                             |_|
                                 -------

     Post-Effective Amendment No. 42                                         |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               |X|

     Amendment No. 40                                                        |X|

                           HARTFORD SERIES FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485

     |X|  on May 1, 2006 pursuant to paragraph (b) of Rule 485

     |_|  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     |_|  on (Date) pursuant to paragraph (a)(1) of Rule 485

     |_|  75 days after filing pursuant to paragraph (a)(2) of Rule 485

     |_|  on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               HARTFORD HLS FUNDS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  CLASS IA SHARES

  PROSPECTUS
  MAY 1, 2006

HARTFORD ADVISERS HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
HARTFORD GLOBAL HEALTH HLS FUND
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GLOBAL TECHNOLOGY HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
HARTFORD MIDCAP HLS FUND
HARTFORD MIDCAP VALUE HLS FUND
HARTFORD MONEY MARKET HLS FUND
HARTFORD MORTGAGE SECURITIES HLS FUND
HARTFORD SMALL COMPANY HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD STOCK HLS FUND
HARTFORD TOTAL RETURN BOND HLS FUND
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND


HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                                PAGE
------------------------------------------------------------------------------------------------------------
Introduction                                Introduction                                                   2

A summary of each fund's goals, principal   Hartford Advisers HLS Fund                                     3
strategies, main risks, performance and     Hartford Capital Appreciation HLS Fund                         6
fees.                                       Hartford Disciplined Equity HLS Fund                           9
                                            Hartford Dividend and Growth HLS Fund                         12
                                            Hartford Equity Income HLS Fund                               15
                                            Hartford Focus HLS Fund                                       18
                                            Hartford Global Advisers HLS Fund                             21
                                            Hartford Global Communications HLS Fund                       25
                                            Hartford Global Financial Services HLS Fund                   29
                                            Hartford Global Health HLS Fund                               33
                                            Hartford Global Leaders HLS Fund                              37
                                            Hartford Global Technology HLS Fund                           40
                                            Hartford Growth HLS Fund                                      44
                                            Hartford Growth Opportunities HLS Fund                        47
                                            Hartford High Yield HLS Fund                                  50
                                            Hartford Index HLS Fund                                       54
                                            Hartford International Capital Appreciation HLS Fund          57
                                            Hartford International Opportunities HLS Fund                 60
                                            Hartford International Small Company HLS Fund                 63
                                            Hartford MidCap HLS Fund                                      66
                                            Hartford MidCap Value HLS Fund                                69
                                            Hartford Money Market HLS Fund                                72
                                            Hartford Mortgage Securities HLS Fund                         75
                                            Hartford Small Company HLS Fund                               78
                                            Hartford SmallCap Growth HLS Fund                             81
                                            Hartford Stock HLS Fund                                       84
                                            Hartford Total Return Bond HLS Fund                           87
                                            Hartford U.S. Government Securities HLS Fund                  90
                                            Hartford Value HLS Fund                                       93
                                            Hartford Value Opportunities HLS Fund                         96

Description of other                        Investment strategies and investment matters                  99
investment strategies                       Terms used in this prospectus                                102
and investment risks.

Investment manager and management fee       Management of the funds                                      103
information.

Further information on the                  Further information on the funds                             107
funds.                                      Purchase and redemption of fund shares                       107
                                            Determination of net asset value                             107
                                            Dividends and distributions                                  108
                                            Frequent purchases and redemptions of fund shares            108
                                            Federal income taxes                                         111
                                            Variable contract owner voting rights                        111
                                            Plan participant voting rights                               111
                                            Performance related information                              111
                                            Distributor, Custodian and Transfer Agent                    112
                                            Financial highlights                                         113
                                            Privacy policy                                               130
                                            For more information                                  back cover


INTRODUCTION

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc. All other funds are investment portfolios of Hartford Series Fund, Inc.

Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

      -  Focus HLS Fund

      -  Global Communications HLS Fund

      -  Global Financial Services HLS Fund

      -  Global Health HLS Fund

      -  Global Technology HLS Fund


Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.


The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.


Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

                                                      HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:


      -  equities,

      -  debt securities, and
      -  money market instruments.


The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      16.59%
1997      24.51%
1998      24.66%
1999      10.59%
2000      -0.75%
2001      -4.64%
2002     -13.79%
2003      18.49%
2004       3.74%
2005       7.24%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                1 YEAR       5 YEARS      10 YEARS
Class IA                         7.24%         1.62%        7.97%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                   4.91%         0.55%        9.07%
Lehman Brothers
  Government/
  Credit Bond                    2.37%         6.11%        6.17%
  Index (reflects no
  deduction for fees
  or expenses)

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees(1)                                                      0.60%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.06%
  Total operating expenses                                                0.66%


(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                            $  67
  Year 3                                                            $ 211
  Year 5                                                            $ 368
  Year 10                                                           $ 822


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Steven T. Irons


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity portion of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-  Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1974

John C. Keogh

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


- Portfolio manager of the fixed income and money market portion of the fund since 2004 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1983

Christopher L. Gootkind

-  Vice President and Fixed Income Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD CAPITAL APPRECIATION HLS FUND


AS OF JANUARY 3, 2005, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES ("SEPARATE ACCOUNTS"), EXCEPT AS
FOLLOWS: (1) ANY DOLLAR COST AVERAGING, INVESTEASE, ASSET REBALANCING PROGRAM OR OTHER ADMINISTRATIVE PROGRAM ESTABLISHED ON OR BEFORE FEBRUARY 28, 2005, THAT INCLUDES TRANSFERS OF CONTRACT VALUE OR ALLOCATIONS TO THE FUND WILL CONTINUE UNINTERRUPTED, (2) TO CERTAIN OWNERS OF OTHER INVESTMENT PRODUCTS OFFERED BY THE HARTFORD; AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS.


INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996     20.70%
1997     22.34%
1998     15.48%
1999     37.46%
2000     13.22%
2001     -6.94%
2002    -19.70%
2003     42.38%
2004     19.36%
2005     15.55%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.88% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                1 YEAR       5 YEARS      10 YEARS
Class IA                        15.55%         7.97%       14.56%
  S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                   4.91%         0.55%        9.07%
Russell 3000 Index
  (reflects no                   6.12%         1.58%        9.20%
  deduction for fees,
  expenses or taxes)

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

     The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                         0.63%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.07%
  Total operating expenses                                                0.70%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                           $  72
  Year 3                                                           $ 224
  Year 5                                                           $ 390
  Year 10                                                          $ 871


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Saul J. Pannell, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management

-  Portfolio manager of the fund since 1991

-  Joined Wellington Management as an investment professional in 1974

Frank D. Catrickes

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   1998

-  Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                            HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999     21.82%
2000     -5.64%
2001     -8.02%
2002    -24.65%
2003     28.82%
2004      8.41%
2005      6.58%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                SINCE INCEPTION
                                           1 YEAR                 5 YEARS        (MAY 29, 1998)
Class IA                                    6.58%                  0.62%              4.64%
  S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                              4.91%                  0.55%              3.36%(1)

(1)  Return is from 5/31/98.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                         0.70%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.04%
  Total operating expenses                                                0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                             $  76
  Year 3                                                             $ 237
  Year 5                                                             $ 411
  Year 10                                                            $ 918


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo, CFA

- Senior Vice President and Director of the Quantitative Investment Group of Wellington Management


-  Portfolio manager of the fund since inception (1998)


-  Joined Wellington Management as an investment professional in 1994

Mammen Chally

-  Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (1998)

- Joined Wellington Management in 1994 and has been an investment professional since 1996


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies within the index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996    22.91%
1997    31.89%
1998    16.42%
1999     5.31%
2000    10.95%
2001    -4.04%
2002   -14.23%
2003    26.80%
2004    12.42%
2005     5.96%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.29% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                             1 YEAR        5 YEARS           10 YEARS
Class IA                      5.96%          4.45%           10.61%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                4.91%          0.55%            9.07%
Russell 1000 Value Index
  (reflects no                7.05%          5.28%           10.94%
  deduction for fees
  or expenses)

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                         0.64%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.03%
  Total operating expenses                                                0.67%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                            $  68
  Year 3                                                            $ 214
  Year 5                                                            $ 373
  Year 10                                                           $ 835


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Portfolio manager of the fund since October 2001, co-manager of the fund from July 2001 through September 2001 and portfolio manager for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                                 HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2004    9.43%
2005    4.81%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.91% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -0.29% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                      SINCE INCEPTION
                                          1 YEAR     (OCTOBER 31, 2003)
Class IA                                   4.81%          10.21%
Russell 1000
  Value Index
  (reflects no
  deduction for
  fees or
  expenses)                                7.05%          14.54%

     INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees(1)                                                        0.83%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.86%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                          $    88
  Year 3                                                          $   274
  Year 5                                                          $   477
  Year 10                                                         $ 1,061


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since inception (2003) and for the firm for at least the past five years

-  Joined Wellington Management as an investment professional in 1981


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include stocks with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may trade securities actively.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


Wellington Management's strategy of bottom up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002    -24.59%
2003     28.37%
2004      3.16%
2005      9.88%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.57% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.83% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     SINCE INCEPTION
                                       1 YEAR        (APRIL 30, 2001)
Class IA                                9.88%             2.85%
S&P 500 Index
  (reflects no
  deduction for
  fees or expenses)                     4.91%             1.69%

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees (1)                                                     0.85%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.07%
  Total operating expenses                                                0.92%


(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                      CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                              $     94
  Year 3                                                              $    293
  Year 5                                                              $    509
  Year 10                                                             $  1,131


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-  Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                               HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.


PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among a number of different countries throughout the world, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.


The fund actively allocates its assets among three categories:

     -  equity securities,

     -  debt securities, and

     -  money market instruments.


The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion. The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.


Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.


The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 500%.

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996    12.25%
1997     5.52%
1998    13.35%
1999    23.16%
2000    -6.63%
2001    -6.25%
2002    -8.95%
2003    22.26%
2004    12.75%
2005     3.37%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                              1 YEAR     5 YEARS     10 YEARS
Class IA                                       3.37%      3.99%        6.46%
Morgan Stanley
  Capital International
  World Index
  (reflects no
  deduction for fees
  or expenses)                                10.02%      2.64%        7.47%

Morgan Stanley
  Capital International
  World Growth Index
  (reflects no deduction
  for fees or expenses)                        9.74%      0.38%        5.92%

Lehman Brothers
  Global Aggregate
  Index USD Hedged
  (reflects no deduction
  for fees or expenses)                       -4.49%      6.81%        5.35%

     INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

     The Morgan Stanley Capital International ("MSCI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of growth securities in 23 developed-country global equity markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


     The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the growth strategy of the fund due to a greater similarity in the characteristics of the securities in the fund and this index.


     The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                           None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                         0.75%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.09%
  Total operating expenses                                                0.84%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                      CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                              $     86
  Year 3                                                              $    268
  Year 5                                                              $    466
  Year 10                                                             $  1,037


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit

-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

-  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-  Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity component of the fund since 2004 and for the firm for the past five years


-  Joined Wellington Management as an investment professional in 2001


-  Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management

-  Involved in portfolio management and securities analysis for the fund since
   2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


-  Portfolio manager of the debt component of the fund since inception (1995)


-  Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management

-  Portfolio manager of the asset allocation of the fund since 2001


-  Joined Wellington Management as an investment professional in 1994


Evan S. Grace, CFA


- Vice President and Director of Asset Allocation Research of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past three years

-  Joined Wellington Management as an investment professional in 2003

- Head of the Equity Quantitative Research Group and Asset Allocation Portfolio Management Team at State Street Research (1993-2003)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                         HARTFORD GLOBAL COMMUNICATIONS HLS FUND

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

     - The current market price of its stock is at the low end of its historical relative valuation range, or

     - A positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -  Unrecognized or undervalued assets, and

     - Management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -  Its target price is achieved,

     - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - Equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations with each other (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001    -35.74%
2002    -29.36%
2003     60.37%
2004     23.21%
2005     18.61%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.83% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -22.63% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                             SINCE
                                                           INCEPTION
                                                          (DECEMBER 27,
                                   1 YEAR      5 YEARS        2000)
Class IA                           18.61%       1.24%         1.20%
S&P 500 Index
  (reflects no
  deduction for
  fees or expenses)                 4.91%       0.55%         0.55%(1)
MSCI AC (All
  Country) World
  Free
  Telecommunication
  Services Index
  (reflects no
  deduction for
  fees or expenses)                -4.93%      -4.52%        -4.52%(1)

(1)  Return is from 12/31/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees(1)                                                      0.85%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.15%
  Total operating expenses                                                1.00%


(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect the management fee is 0.40%. This management fee waiver may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                      CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                              $    102
  Year 3                                                              $    318
  Year 5                                                              $    552
  Year 10                                                             $  1,225


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

Archana Basi

-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors and for the firm for the past five years

-  Joined Wellington Management as an investment professional in 2001

-  Equity Analyst at T. Rowe Price (1998-2001)


David Nincic

-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2000 focused primarily on the wireless telecommunications sector


-  Joined Wellington Management as an investment professional in 1999


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                     HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -  Management focuses on rewarding shareholders,

     -  Market expectations of future earnings are too low,

     - Market value does not reflect the fact that earnings are understated due to conservative accounting,

     - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - Its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     -  Its issuer's management no longer appears to promote shareholder value,

     -  Market expectations of future earnings are too high,

     - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality,

     - Market value exceeds the true value of the issuer's component businesses,

     - Market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - Market value does not reflect the risk of potential problems in an important business component, or

     - Equity securities of other comparable issuers in an industry are available at more attractive prices.


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001     -5.72%
2002    -18.87%
2003     30.29%
2004     12.35%
2005     10.42%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.68% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.26% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                          SINCE
                                                        INCEPTION
                                                      (DECEMBER 27,
                                 1 YEAR    5 YEARS        2000)
Class IA                          10.42%      4.33%        4.30%
S&P 500 Index
  (reflects no
  deduction for
  fees or expenses)                4.91%      0.55%        0.55%(1)
MSCI Finance ex
  Real Estate Index
  (reflects no
  deduction for
  fees or expenses)               11.28%      4.72%        4.72%(1)

(1)  Return is from 12/31/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees(1)                                                        0.85%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.11%
  Total operating expenses                                                  0.96%


(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     98
  Year 3                                                                $    306
  Year 5                                                                $    531
  Year 10                                                               $  1,178


[SIDENOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGEMENT
This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the financial services industry are made collectively by the team.

Mark T. Lynch

-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the banking sector


-  Joined Wellington Management as an investment professional in 1994


Theodore E. Shasta


-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the insurance sector


-  Joined Wellington Management as an investment professional in 1996


Jennifer L. Nettesheim


-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the capital markets sector and for the firm for the past four years

-  Joined Wellington Management as an investment professional in 2002

-  Equity Analyst at Fidelity Investments (1997-2002)


Andrew R. Heiskell

-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the consumer and mortgage finance sectors and for the firm for the past four years

-  Joined Wellington Management as an investment professional in 2002

-  University of Chicago Graduate School of Business (2001)

-  Financial Consultant at Merrill Lynch (1995-1999)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                 HARTFORD GLOBAL HEALTH HLS FUND

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -  The company's business franchise is temporarily mispriced,

     -  The market under-values the new product pipelines,

     - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  The company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  Target prices are achieved,

     -  Fundamental expectations are not met, or

     -  A company's prospects become less appealing.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001      2.04%
2002    -16.97%
2003     32.31%
2004     12.80%
2005     12.43%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.57% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -14.75% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05


                                                            SINCE INCEPTION
                                       1 YEAR    5 YEARS     (MAY 1, 2000)
Class IA                                12.43%      7.29%             14.04%
S&P 500 Index
  (reflects no
  deduction for
  fees or expenses)                      4.91%      0.55%             -1.06%(1)
Goldman Sachs
  Health Care
  Index (reflects
  no deduction
  for fees or
  expenses)                             12.11%      0.39%              5.03%(1)


(1)  Return is from 4/30/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.83%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.87%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     89
  Year 3                                                                $    278
  Year 5                                                                $    482
  Year 10                                                               $  1,073


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among the various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz

-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the medical technology sector


-  Joined Wellington Management as an investment professional in 1983


Jean M. Hynes


-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the pharmaceutical and biotechnology sectors

-  Joined Wellington Management in 1991


Ann C. Gallo

-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the healthcare services sector


-  Joined Wellington Management as an investment professional in 1998


Kirk J. Mayer


-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the imaging, genomics and biotechnology sectors

-  Joined Wellington Management as an investment professional in 1998


Robert L. Deresiewicz

-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector and for the firm for at least the past five years

-  Joined Wellington Management as an investment professional in 2000


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 260%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999     50.37%
2000     -7.06%
2001    -16.58%
2002    -19.51%
2003     35.57%
2004     19.19%
2005      2.59%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                    SINCE INCEPTION
                                                    (SEPTEMBER 30,
                               1 YEAR    5 YEARS         1998)
Class IA                         2.59%      2.17%             10.41%
Morgan Stanley
  Capital
  International
  World Index
  (reflects no
  deduction for fees
  or expenses)                  10.02%      2.64%              5.81%
Morgan Stanley
  Capital
  International
  World Growth
  Index (reflects
  no deduction for
  fees or expenses)              9.74%      0.38%              3.17%


     INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighed total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


     The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

     The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.70%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.07%
  Total operating expenses                                                  0.77%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   79
  Year 3                                                                  $  246
  Year 5                                                                  $  428
  Year 10                                                                 $  954


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since inception (1998)


-  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2001

-  Joined Wellington Management as an investment professional in 2001

-  Senior Telecommunications Analyst at John Hancock Funds (1998-2001)


Matthew D. Hudson, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL TECHNOLOGY HLS FUND

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.


Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -  A positive change in operating results is anticipated,

     -  Unrecognized or undervalued capabilities are present, or

     - The quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:


     -  Target prices are achieved,


     - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -  More attractive value in a comparable company is available.


The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001    -22.81%
2002    -38.59%
2003     61.50%
2004      1.35%
2005     11.15%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.28% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.32% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                    SINCE INCEPTION
                               1 YEAR    5 YEARS     (MAY 1, 2000)
Class IA                        11.15%     -2.92%            -10.29%
S&P 500 Index
  (reflects no
  deduction for
  fees or expenses)              4.91%      0.55%             -1.06%(1)
Goldman Sachs
  Technology
  Composite Index
  (reflects no
  deduction for
  fees or expenses)
                                 2.04%     -7.13%            -14.68%(1)

(1)  Return is from 4/30/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                                Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.85%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.10%
  Total operating expenses                                                  0.95%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     97
  Year 3                                                                $    303
  Year 5                                                                $    525
  Year 10                                                               $  1,166


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson

-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the software and internet sectors


-  Joined Wellington Management as an investment professional in 1995


John F. Averill


-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the communications equipment and components sectors


-  Joined Wellington Management as an investment professional in 1994


Eric C. Stromquist


-  Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the semiconductor and computer hardware sectors

-  Joined Wellington Management as an investment professional in 1989


Bruce L. Glazer


-  Senior Vice President and Global Industry Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the business information technology and computer services sectors

-  Joined Wellington Management as an investment professional in 1997


Anita M. Killian

-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 2000


Vikram Murthy


-  Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the integration and software analyst sectors and for the firm for the past five years

-  Joined Wellington Management as an investment professional in 2001

-  Stanford Graduate School of Business (2001)

- Business Strategy Manager in the Attractions division of the Walt Disney Company (1996-1999)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $702 million to $370 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2003    32.81%
2004    12.49%
2005     4.67%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.61% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05


                                         SINCE INCEPTION
                               1 YEAR    (APRIL 30, 2002)
Class IA                         4.67%               8.59%
Russell 1000
  Growth Index
  (reflects no
  deduction for fees
  or expenses)                   5.26%               4.37%


     INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.80%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.84%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     86
  Year 3                                                                $    268
  Year 5                                                                $    466
  Year 10                                                               $  1,037


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Portfolio manager of the fund since 2002 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1994

John A. Boselli

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2002 and for the firm for the past four years


-  Joined Wellington Management as an investment professional in 2002


- Managing Director of the Global Equity Research Group at Putnam Investments Incorporated (1996-2002)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996     16.41%
1997     12.42%
1998     19.01%
1999     55.17%
2000      3.99%
2001    -22.85%
2002    -27.65%
2003     43.79%
2004     17.18%
2005     16.31%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                               1 YEAR    5 YEARS       10 YEARS
Class IA(1)                     16.31%      1.81%             10.64%
Russell 3000
  Growth Index
  (reflects no
  deduction for fees
  or expenses)                   5.17%     -3.16%              6.48%

(1)  The fund's shares were re-designated IA shares on April 30, 2002.

     INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.61%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.64%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   65
  Year 3                                                                  $  205
  Year 5                                                                  $  357
  Year 10                                                                 $  798


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since 2001


-  Joined Wellington Management as an investment professional in 1999


Mario E. Abularach


-  Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years


-  Joined Wellington Management as an investment professional in 2001


-  Research Analyst at JLF Asset Management (2000)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999      4.70%
2000      1.03%
2001      2.69%
2002     -6.89%
2003     23.18%
2004      7.40%
2005      2.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.34% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                     SINCE INCEPTION
                                                                                      (SEPTEMBER 30,
                                                       1 YEAR         5 YEARS             1998)
Class IA                                                2.13%          5.26%              4.92%
Lehman Brothers
  High Yield
  Corporate Index
  (reflects no
  deduction for fees
  or expenses)                                          2.74%          8.85%              5.79%


     INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees(1)                                                        0.72%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.05%
  Total operating expenses                                                  0.77%


(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                   $  79
  Year 3                                                                   $ 246
  Year 5                                                                   $ 428
  Year 10                                                                  $ 954


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Mark Niland, CFA

-  Executive Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since September 2005

- Joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Nasri Toutoungi

-  Managing Director of Hartford Investment Management

-  Co-portfolio manager of the fund since September 2005

-  Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in Hartford Investment Management's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company's number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock's relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2005, approximately 43.78 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Exxon Mobil Corporation, Citigroup, Inc., Microsoft Corporation, and Bank of America Corporation.

Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      22.09%
1997      32.61%
1998      28.06%
1999      20.49%
2000      -9.50%
2001     -12.31%
2002     -22.45%
2003      28.13%
2004      10.39%
2005       4.50%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR        5 YEARS           10 YEARS
Class IA                                                  4.50%          0.10%             8.56%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                                            4.91%          0.55%             9.07%

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                                Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees(1)                                                        0.40%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.42%


(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.30%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   43
  Year 3                                                                  $  135
  Year 5                                                                  $  235
  Year 10                                                                 $  530


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Edward C. Caputo, CFA

-  Assistant Vice President of Hartford Investment Management


-  Portfolio manager of the fund since March 2005


-  Joined Hartford Investment Management in 2001

- Investment professional involved in trading, portfolio management and investment research since 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $222 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002     -17.21%
2003      51.02%
2004      24.72%
2005       6.16%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.98% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                           SINCE INCEPTION
                                                           1 YEAR          (APRIL 30, 2001)
Class IA                                                    6.16%               7.85%
MSCI EAFE Index
  (reflects no
  deduction for fees
  or expenses)                                             14.02%               7.10%
MSCI EAFE
  Growth Index
  (reflects no                                             13.64%               4.93%
  deduction for fees
  or expenses)


     INDICES: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


     The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

     The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.82%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.11%
  Total operating expenses                                                  0.93%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     95
  Year 3                                                                $    296
  Year 5                                                                $    515
  Year 10                                                               $  1,143


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since inception (2001)


-  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2001

-  Joined Wellington Management as an investment professional in 2001

-  Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA


-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $24 million to $222 billion. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996     12.93%
1997      0.34%
1998     13.16%
1999     39.86%
2000    -17.10%
2001    -18.73%
2002    -17.93%
2003     33.10%
2004     18.08%
2005     14.62%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR        5 YEARS            10 YEARS
Class IA                                                 14.62%         3.74%               5.97%
MSCI AC World
  ex US Index
  (reflects no
  deductions for fees
  or expenses)                                           17.11%         6.66%               6.70%

     INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                                Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.69%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.09%
  Total operating expenses                                                  0.78%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   80
  Year 3                                                                  $  249
  Year 5                                                                  $  433
  Year 10                                                                 $  966


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Trond Skramstad

- Senior Vice President and Co-Director of International Equity Management of Wellington Management

-  Portfolio manager of the fund since 1994

-  Joined Wellington Management as an investment professional in 1993

Nicolas M. Choumenkovitch

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2000

-  Joined Wellington Management as an investment professional in 1995


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $13.9 million to $18 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.


MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002      -5.08%
2003      53.73%
2004      16.96%
2005      18.60%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.67% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.70% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                   SINCE INCEPTION
                                                                   1 YEAR          (APRIL 30, 2001)
Class IA                                                            18.60%               14.76%
S&P/Citigroup
  Extended Market
  Euro-Pacific
  (EMI EPAC) Index
  (reflects no
  deduction for fees
  or expenses)                                                      22.08%               15.27%


     INDICES: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                                Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.85%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.15%
  Total operating expenses                                                  1.00%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $    102
  Year 3                                                                $    318
  Year 5                                                                $    552
  Year 10                                                               $  1,225


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Simon H. Thomas


-  Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2006 and has been involved in portfolio management and securities analysis for the firm for the past four years


-  Joined the firm as an investment professional in 2002

-  University of Chicago Business School (2000-2002)

-  Manager at Arthur Andersen (1992-2000)


Daniel Maguire


- Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past two years


-  Joined the firm as an investment professional in 2004

-  Equity Analyst at Insight Investment Management in the UK (2003-2004)

-  Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MIDCAP HLS FUND


AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO QUALIFIED RETIREMENT PLANS ("PLANS") OR TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES ("SEPARATE ACCOUNTS"), EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL OR "CORPORATE-OWNED" VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS OR ASSET ALLOCATION PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, AND
(4) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.


INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P400 MidCap Indices. As of December 31, 2005, this range was between approximately $423 million and $18 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a bottom up investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1998      26.57%
1999      51.81%
2000      25.42%
2001      -3.62%
2002     -14.22%
2003      37.67%
2004      16.44%
2005      16.78%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.49% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.53% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                      SINCE INCEPTION
                                                        1 YEAR        5 YEARS         (JULY 14, 1997)
Class IA                                                 16.78%         9.13%              18.61%
S&P 400 MidCap
  Index
  (reflects no
  deduction for
  fees or
  expenses)                                              12.56%         8.61%              13.04%(1)

(1)  Return is from 6/30/97.

     INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.66%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.70%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   72
  Year 3                                                                  $  224
  Year 5                                                                  $  390
  Year 10                                                                 $  871


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER


Phillip H. Perelmuter

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since inception (1997)


-  Joined Wellington Management as an investment professional in 1995

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                                  HARTFORD MIDCAP VALUE HLS FUND


AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, AND (3) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.


INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P 400 MidCap Indices. As of December 31, 2005, this range was between approximately $423 million and $18 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002     -13.02%
2003      43.29%
2004      16.30%
2005       9.99%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 20.74% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.11% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                    SINCE INCEPTION
                                                                   1 YEAR           (APRIL 30, 2001)
Class IA                                                            9.99%                 10.40%
Russell 2500
  Value Index
  (reflects no
  deduction for fees
  or expenses)                                                      7.74%                 13.57%

     INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.75%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.79%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   81
  Year 3                                                                  $  252
  Year 5                                                                  $  439
  Year 10                                                                 $  978


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James N. Mordy

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since inception (2001)


-  Joined Wellington Management as an investment professional in 1985

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996     5.18%
1997     5.31%
1998     5.25%
1999     4.89%
2000     6.10%
2001     3.87%
2002     1.47%
2003     0.75%
2004     0.94%
2005     2.84%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR        5 YEARS           10 YEARS
Class IA                                                  2.84%         1.97%              3.65%
60-Day Treasury
  Bill Index
  (reflects no
  deduction for fees
  or expenses)                                            3.13%         2.11%              3.65%

     INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

     Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   50
  Year 3                                                                  $  157
  Year 5                                                                  $  274
  Year 10                                                                 $  616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha

-  Vice President of Hartford Investment Management


-  Portfolio manager of the fund since 2002


-  Joined Hartford Investment Management in 1993

-  Investment professional involved in trading and portfolio management since
   1995

Adam Tonkinson

-  Assistant Vice President of Hartford Investment Management


-  Assistant portfolio manager of the fund since 2004


-  Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                           HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.


The fund may also purchase asset-backed securities. The fund may trade securities actively.


MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.


Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      5.07%
1997      9.01%
1998      6.72%
1999      1.52%
2000     10.28%
2001      7.50%
2002      8.15%
2003      2.29%
2004      4.12%
2005      2.36%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 3.83% (3RD QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -1.32% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR        5 YEARS           10 YEARS
Class IA                                                  2.36%         4.85%              5.66%
Lehman
  Mortgage-Backed
  Securities Index
  (reflects no
  deduction for fees
  or expenses)                                            2.61%         5.43%              6.17%

     INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   50
  Year 3                                                                  $  157
  Year 5                                                                  $  274
  Year 10                                                                 $  616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-  Senior Vice President of Hartford Investment Management


-  Co-manager of the fund since 2004

- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994


Russell M. Regenauer

-  Senior Vice President of Hartford Investment Management


-  Co-manager of the fund since 2003


- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALL COMPANY HLS FUND


AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS OFFERED OR ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, AND (4) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE OFFERED OR ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

ON MAY 23, 2006, A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND WILL BE HELD TO VOTE ON A PROPOSAL TO ADD AN ADDITIONAL INVESTMENT SUB-ADVISER FOR THE FUND. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "MANAGEMENT OF THE FUNDS."


INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.


Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997      18.38%
1998      11.62%
1999      65.83%
2000     -13.12%
2001     -14.92%
2002     -30.23%
2003      55.87%
2004      12.18%
2005      21.01%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.93% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.59% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                          SINCE
                                                                                        INCEPTION
                                                                                        (AUGUST 9,
                                                        1 YEAR        5 YEARS              1996)
Class IA                                                 21.01%        4.66%              10.53%
Russell 2000 Growth
  Index (reflects
  no deduction for
  fees or expenses)                                       4.15%        2.28%               5.17%(1)

(1)  Return is from 7/31/96.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.70%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.05%
  Total operating expenses                                                  0.75%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   77
  Year 3                                                                  $  240
  Year 5                                                                  $  417
  Year 10                                                                 $  930


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven C. Angeli, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since 2000


-  Joined Wellington Management as an investment professional in 1994

Stephen Mortimer


-  Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2006 and for the firm for the past five years


-  Joined Wellington Management as an investment professional in 2001

-  Equity Analyst at Vinik Asset Management (1998-2000)

Mario E. Abularach

-  Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years


-  Joined Wellington Management as an investment professional in 2001

-  Research Analyst at JLF Asset Mangement (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                               HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      7.64%
1997      1.43%
1998     21.17%
1999    109.25%
2000    -15.08%
2001    -20.18%
2002    -28.83%
2003     50.06%
2004     15.43%
2005     11.02%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR         5 YEARS              10 YEARS
Class IA(1)                                               11.02%          1.78%                9.89%
Russell 2000 Growth
  Index (reflects no
  deduction for fees
  or expenses)                                             4.15%          2.28%                4.69%

(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.61%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.63%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   64
  Year 3                                                                  $  202
  Year 5                                                                  $  351
  Year 10                                                                 $  786


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since 2001


- Joined Wellington Management in 1995 and has been an investment professional since 1999

Doris T. Dwyer

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2001


-  Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996     24.37%
1997     31.38%
1998     33.47%
1999     19.78%
2000     -7.04%
2001    -12.23%
2002    -24.25%
2003     26.47%
2004      4.17%
2005      9.62%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR        5 YEARS           10 YEARS
Class IA                                                  9.62%         -0.81%             8.83%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                                            4.91%          0.55%             9.07%

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.46%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.50%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                  $   51
  Year 3                                                                  $  160
  Year 5                                                                  $  280
  Year 10                                                                 $  628


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2005

-  Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1974

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                             HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.


The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield - high risk bond prices can fall on bad news about the economy, an industry or a company.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996        3.52%
1997       11.35%
1998        8.15%
1999       -2.02%
2000       11.99%
2001        8.68%
2002       10.08%
2003        7.85%
2004        4.62%
2005        2.45%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.22% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.23% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                  1 YEAR         5 YEARS           10 YEARS
Class IA                           2.45%           6.70%             6.58%
Lehman Brothers
  U.S. Aggregate Bond
  Index (reflects no
  deduction for fees
  or expenses)                     2.43%           5.87%             6.16%

     INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.46%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.50%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                          $     51
  Year 3                                                          $    160
  Year 5                                                          $    280
  Year 10                                                         $    628


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

-  Managing Director of Hartford Investment Management


-  Portfolio manager of the fund since 2003


-  Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.


To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that Hartford Investment Management expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with a weighted average life between one and ten years. The weighted average life of a security denotes the weighted average time to receipt of principal.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       2.21%
1997       9.08%
1998       8.87%
1999      -1.94%
2000      11.81%
2001       7.50%
2002      10.73%
2003       2.15%
2004       2.07%
2005       1.55%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.23% (3RD QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.71% (1ST QUARTER, 1996).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05


                                  1 YEAR         5 YEARS           10 YEARS
Class IA(1)                        1.55%           4.74%             5.31%
Lehman Brothers
  Intermediate
  Government Bond
  Index (reflects no
  deduction for fees
  or expenses)                     2.65%           5.39%             5.94%

(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.

     INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.47%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     48
  Year 3                                                                $    151
  Year 5                                                                $    263
  Year 10                                                               $    591


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-  Senior Vice President of Hartford Investment Management


-  Portfolio manager of the fund since 2004


- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.

Russell M. Regenauer

-  Senior Vice President of Hartford Investment Management


-  Assistant portfolio manager of the fund since 2002


- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                         HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002    -22.64%
2003     28.60%
2004     10.71%
2005      8.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.52% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.69% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                           SINCE INCEPTION
                                            1 YEAR         (APRIL 30, 2001)
Class IA                                     8.13%               3.82%
Russell 1000 Value
  Index (reflects no
  deduction for fees
  or expenses)                               7.05%               5.94%


     INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.82%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.86%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     88
  Year 3                                                                $    274
  Year 5                                                                $    477
  Year 10                                                               $  1,061


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan, CFA


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

-  Portfolio manager of the fund since inception (2001)


-  Joined Wellington Management as an investment professional in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

   -  high fundamental investment value,

   -  a strong management team, and

   -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997     25.24%
1998      9.64%
1999      8.96%
2000     18.49%
2001     -2.55%
2002    -24.95%
2003     41.87%
2004     18.87%
2005      8.32%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         SINCE
                                                                       INCEPTION
                                                                        (MAY 1,
                                    1 YEAR        5 YEARS                1996)
Class IA(1)                          8.32%         5.97%                10.56%
Russell 3000 Value
  Index (reflects no
  deduction for fees
  or expenses)                       6.85%         5.86%                10.75%(2)
Russell 1000 Value
  Index (reflects
  no deduction
  for fees or
  expenses)                          7.05%         5.28%                10.65%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/96.

     INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

     The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                             Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
  Management fees                                                           0.62%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.65%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IA
EXPENSES
 (with or without redemption)
  Year 1                                                                $     66
  Year 3                                                                $    208
  Year 5                                                                $    362
  Year 10                                                               $    810


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

-  Joined Wellington Management as an investment professional in 1985


David R. Fassnacht

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries

-  Joined Wellington Management as an investment professional in 1991


James N. Mordy

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, consumer staples and utilities sectors

-  Joined Wellington Management as an investment professional in 1985


David W. Palmer

-  Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, energy and specialty finance sectors and for the firm for at least the past five years

-  Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than Money Market HLS Fund, which invests in high-quality money market securities at all times as its principal investment strategy) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each fund (other than Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.

FOREIGN INVESTMENTS

Except as noted below, the funds, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. Index HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and not as part of its principal investment strategy. Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation HLS Fund, Global Communications HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

   - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

   - "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

   - "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

   - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading.

Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Disciplined Equity HLS Fund, Equity Income HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

                                                         MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had approximately $61 billion in assets under management as of December 31, 2005 HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.


LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

To date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management Company ("Hartford Investment Management").

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management is the investment sub-adviser to High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


On May 23, 2006, a Special Meeting of Shareholders (the "Meeting") of Small Company HLS Fund will be held to vote on a proposal to approve a proposed sub-advisory agreement between HL Advisors and Hartford Investment Management, pursuant to which Hartford Investment Management would serve as an additional sub-adviser to Small Company HLS Fund and manage a portion of its assets. Wellington Management would continue to serve as a sub-adviser to Small Company HLS Fund. Shareholders of record on March 1, 2006 are entitled to notice of and to vote at the Meeting.

Wellington Management, which currently serves as Small Company HLS Fund's sole sub-adviser, does not have capacity to manage additional assets in the small cap growth strategy. As a result, with limited exceptions as described herein, Small Company HLS Fund no longer offers its Class IA and IB shares for investment to the public. If the proposal to add Hartford Investment Management as a sub-adviser is approved, it would permit Small Company HLS Fund to reopen its Class IA and Class IB shares to new investments.

For more detailed information concerning the proposal under consideration, please visit www.hartfordinvestor.com, or you may contact Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.


MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $100 Million                                                   0.700%
Amount over $100 Million                                             0.600%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $50 Million                                                    0.500%
Next $4.95 Billion                                                   0.450%
Next $5 Billion                                                      0.430%
Amount over $10 Billion                                              0.420%

INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $2 Billion                                                     0.400%
Next $3 Billion                                                      0.300%
Next $5 Billion                                                      0.280%
Amount over $10 Billion                                              0.270%


(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.


MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $2 Billion                                                     0.450%
Next $3 Billion                                                      0.400%
Next $5 Billion                                                      0.380%
Amount over $10 Billion                                              0.370%

STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $250 Million                                                   0.525%
Next $250 Million                                                    0.500%
Next $500 Million                                                    0.475%
Amount over $1 Billion                                               0.450%

TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $250 Million                                                   0.525%
Next $250 Million                                                    0.500%
Next $500 Million                                                    0.475%
Next $4 Billion                                                      0.450%
Next $5 Billion                                                      0.430%
Amount over $10 Billion                                              0.420%

ADVISERS HLS FUND(2)

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $250 Million                                                   0.680%
Next $250 Million                                                    0.655%
Next $500 Million                                                    0.645%
Amount over $1 Billion                                               0.595%

(2) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $250 Million                                                   0.775%
Next $250 Million                                                    0.725%
Next $500 Million                                                    0.675%
Amount over $1 Billion                                               0.625%

EQUITY INCOME HLS FUND(3), GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $250 Million                                                   0.825%
Next $250 Million                                                    0.775%
Next $500 Million                                                    0.725%
Amount over $1 Billion                                               0.675%


(3) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.


HIGH YIELD HLS FUND(4)

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $250 Million                                                   0.775%
Next $250 Million                                                    0.725%
Next $500 Million                                                    0.675%
Next $4 Billion                                                      0.625%
Next $5 Billion                                                      0.605%
Amount over $10 Billion                                              0.595%


(4) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of its management fees until October 31, 2006.


FOCUS HLS FUND(5), GLOBAL COMMUNICATIONS HLS FUND(6), GLOBAL FINANCIAL SERVICES HLS FUND(6), GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
------------------------                                          -----------
First $250 Million                                                   0.850%
Next $250 Million                                                    0.800%
Amount over $500 Million                                             0.750%


(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.

(6) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive 0.40% of its management fees. This management fee waiver may be discontinued at any time.

For the year ended December 31, 2005, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).


These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                                          ANNUAL RATE
---------                                                          -----------
Hartford Advisers HLS Fund                                           0.63%(1)
Hartford Capital Appreciation HLS Fund                               0.63%
Hartford Disciplined Equity HLS Fund                                 0.72%
Hartford Dividend and Growth HLS Fund                                0.64%
Hartford Equity Income HLS Fund                                      0.83%
Hartford Focus HLS Fund                                              0.85%
Hartford Global Advisers HLS Fund                                    0.76%
Hartford Global Communications HLS Fund                              0.85%
Hartford Global Financial Services HLS Fund                          0.85%
Hartford Global Health HLS Fund                                      0.83%
Hartford Global Leaders HLS Fund                                     0.71%
Hartford Global Technology HLS Fund                                  0.85%
Hartford Growth HLS Fund                                             0.81%
Hartford Growth Opportunities HLS Fund                               0.61%
Hartford High Yield HLS Fund                                         0.72%
Hartford Index HLS Fund                                              0.39%
Hartford International Capital Appreciation HLS Fund                 0.85%
Hartford International Opportunities HLS Fund                        0.71%
Hartford International Small Company HLS Fund                        0.85%
Hartford MidCap HLS Fund                                             0.66%
Hartford MidCap Value HLS Fund                                       0.76%
Hartford Money Market HLS Fund                                       0.45%
Hartford Mortgage Securities HLS Fund                                0.45%
Hartford Small Company HLS Fund                                      0.71%
Hartford SmallCap Growth HLS Fund                                    0.62%
Hartford Stock HLS Fund                                              0.46%
Hartford Total Return Bond HLS Fund                                  0.46%
Hartford U.S. Government Securities HLS Fund                         0.45%
Hartford Value HLS Fund                                              0.82%
Hartford Value Opportunities HLS Fund                                0.64%

(1) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the period ending December 31, 2005.

                                                FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.


For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.


A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund, and in particular High Yield HLS Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Money Market HLS Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds.


The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.


In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable

Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.


Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.


Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI contract holders exceeded their respective reallocation limit.


Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

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

                                                            FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND


                                                                   CLASS 1A - PERIODS ENDED:
                                     12/31/05                12/31/04            12/31/03         12/31/02         12/31/01
                                   -------------           -------------       -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       23.04           $       22.67       $       19.59    $       23.44    $       26.65
Net investment income
 (loss)(a)                                  0.54                    0.51                0.42             0.51             0.64
Net realized and unrealized
 gain (loss) on investments(a)              1.12                    0.33                3.18            (4.10)           (1.85)
                                   -------------           -------------       -------------    -------------    -------------
Total from investment
 operations(a)                              1.66                    0.84                3.60            (3.59)           (1.21)
Less distributions:
  Dividends from net
   investment income(a)                    (0.77)                  (0.47)              (0.52)           (0.26)           (0.73)
  Distributions from net
   realized gain on
   investments(a)                          (1.04)                     --                  --               --            (1.27)
  Distributions from
   capital(a)                              (0.36)                     --                  --               --               --
                                   -------------           -------------       -------------    -------------    -------------
Total distributions(a)                     (2.17)                  (0.47)              (0.52)           (0.26)           (2.00)
                                   -------------           -------------       -------------    -------------    -------------
Net increase (decrease) in net
 asset value(a)                            (0.51)                   0.37                3.08            (3.85)           (3.21)
Net asset value, end of
 period(a)                         $       22.53           $       23.04       $       22.67    $       19.59    $       23.44
                                   =============           =============       =============    =============    =============
TOTAL RETURN(b)                             7.24%                   3.74%              18.49%          (13.79%)          (4.64%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $   8,157,354           $   9,699,374       $  10,358,449    $   9,249,397    $  11,836,564
Ratio of expenses to average
 net assets(c)                              0.65%(d),(e)            0.67%(d)            0.67%            0.67%            0.66%
Ratio of net investment income
 (loss) to average net assets               1.96%                   2.16%               2.03%            2.29%            2.51%
Portfolio turnover rate(f)                    89%                     36%                 48%              47%              34%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.64% for the period ended December 31, 2005 and 0.66% for the period ended December 31, 2004.
(e) From May 1, 2005 through October 31, 2005, the fund's investment manager voluntarily agreed to waive 0.03% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                   CLASS IA - PERIODS ENDED:
                                     12/31/05            12/31/04            12/31/03         12/31/02         12/31/01
                                   -------------       -------------       -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
 of period(a)                      $       53.43       $       44.91       $       31.70    $       39.75    $       59.26
Net investment income (loss)(a)             0.45                0.35                0.26             0.15             0.21
Net realized and unrealized gain
 (loss) on investments(a)                   7.57                8.34               13.17            (8.01)           (3.36)
                                   -------------       -------------       -------------    -------------    -------------
Total from investment
 operations(a)                              8.02                8.69               13.43            (7.86)           (3.15)
Less distributions:
  Dividends from net investment
   income(a)                               (0.52)              (0.17)              (0.22)           (0.19)           (0.27)
  Distributions from net
   realized gain on
   investments(a)                          (7.94)                 --                  --               --           (16.09)
  Distributions from capital(a)               --                  --                  --               --               --
                                   -------------       -------------       -------------    -------------    -------------
Total distributions(a)                     (8.46)              (0.17)              (0.22)           (0.19)          (16.36)
                                   -------------       -------------       -------------    -------------    -------------
Net increase (decrease) in net
 asset value(a)                            (0.44)               8.52               13.21            (8.05)          (19.51)
Net asset value, end of
 period(a)                         $       52.99       $       53.43       $       44.91    $       31.70    $       39.75
                                   =============       =============       =============    =============    =============
TOTAL RETURN(b)                            15.55%              19.36%              42.38%          (19.70%)          (6.94%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $  11,317,561       $  10,751,945       $   8,912,749    $   6,240,859    $   8,734,600
Ratio of expenses to average net
 assets(c)                                  0.70%(d)            0.70%(d)            0.69%            0.69%            0.68%
Ratio of net investment income
 (loss) to average net assets               0.78%               0.77%               0.77%            0.64%            0.57%
Portfolio turnover rate(e)                    97%                 89%                 94%              94%              92%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.67% for the period ended December 31, 2005 and 0.67% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05             12/31/04             12/31/03          12/31/02          12/31/01
                                   -------------        -------------        -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       12.02        $       11.20        $        8.80     $       11.72     $       13.26
Net investment income (loss)(a)             0.12                 0.16                 0.07              0.05              0.06
Net realized and unrealized gain
 (loss) on investments(a)                   0.67                 0.79                 2.45             (2.97)            (1.10)
                                   -------------        -------------        -------------     -------------     -------------
Total from investment
 operations(a)                              0.79                 0.95                 2.52             (2.92)            (1.04)
Less distributions:
  Dividends from net investment
   income(a)                               (0.15)               (0.13)               (0.12)               --                --
  Distributions from net
   realized gain on
   investments(a)                             --                   --                   --                --             (0.50)
  Distributions from capital(a)               --                   --                   --                --                --
                                   -------------        -------------        -------------     -------------     -------------
Total distributions(a)                     (0.15)               (0.13)               (0.12)               --             (0.50)
                                   -------------        -------------        -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                             0.64                 0.82                 2.40             (2.92)            (1.54)
Net asset value, end of
 period(a)                         $       12.66        $       12.02        $       11.20     $        8.80     $       11.72
                                   =============        =============        =============     =============     =============
TOTAL RETURN(b)                             6.58%                8.41%               28.82%           (24.65%)           (8.02%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $   1,019,703        $     770,938        $     685,888     $     460,807     $     416,013
Ratio of expenses to average net
 assets(c)                                  0.74%(d)             0.75%(d)             0.78%             0.79%             0.79%
Ratio of net investment income
 (loss) to average net assets               1.07%                1.53%                0.89%             0.65%             0.54%
Portfolio turnover rate(e)                    58%                  62%                  73%               92%               85%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.72% for the period ended December 31, 2005 and 0.74% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DIVIDEND AND GROWTH HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05             12/31/04             12/31/03          12/31/02          12/31/01
                                   -------------        -------------        -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       20.83        $       18.77        $       15.09     $       18.80     $       21.24
Net investment income (loss)(a)             0.36                 0.32                 0.24              0.25              0.31
Net realized and unrealized gain
 (loss) on investments(a)                   0.87                 2.01                 3.79             (3.64)            (1.14)
                                   -------------        -------------        -------------     -------------     -------------
Total from investment
 operations(a)                              1.23                 2.33                 4.03             (3.39)            (0.83)
Less distributions:
  Dividends from net investment
   income(a)                               (0.40)               (0.27)               (0.25)            (0.23)            (0.30)
  Distributions from net
   realized gain on
   investments(a)                          (0.92)                  --                (0.10)            (0.09)            (1.31)
  Distributions from capital(a)               --                   --                   --                --                --
                                   -------------        -------------        -------------     -------------     -------------
Total distributions(a)                     (1.32)               (0.27)               (0.35)            (0.32)            (1.61)
                                   -------------        -------------        -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                            (0.09)                2.06                 3.68             (3.71)            (2.44)
Net asset value, end of period(a)  $       20.74        $       20.83        $       18.77     $       15.09     $       18.80
                                   =============        =============        =============     =============     =============
TOTAL RETURN(b)                             5.96%               12.42%               26.80%           (14.23%)           (4.04%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $   4,978,773        $   4,719,663        $   3,927,415     $   2,810,675     $   3,190,773
Ratio of expenses to average net
 assets(c)                                  0.67%(d)             0.68%(d)             0.69%             0.69%             0.68%
Ratio of net investment income
 (loss) to average net assets               1.70%                1.73%                1.61%             1.56%             1.66%
Portfolio turnover rate(e)                    26%                  27%                  31%               43%               61%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.66% for the period ended December 31, 2005 and 0.67% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD EQUITY INCOME HLS FUND


                                                           CLASS IA - PERIODS ENDED:
                                                                                     10/31/03-
                                              12/31/05              12/31/04         12/31/03(a)
                                             ----------            ----------        ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $    11.64            $    10.75        $    10.00
Net investment income (loss)                       0.21                  0.12              0.02
Net realized and unrealized gain (loss)
 on investments                                    0.36                  0.89              0.75
                                             ----------            ----------        ----------
Total from investment operations                   0.57                  1.01              0.77
Less distributions:
  Dividends from net investment income            (0.20)                (0.12)            (0.02)
  Distributions from net realized gain
   on investments                                    --                    --                --
  Distributions from capital                         --                    --                --
                                             ----------            ----------        ----------
Total distributions                               (0.20)                (0.12)            (0.02)
                                             ----------            ----------        ----------
Net increase (decrease) in net
 asset value                                       0.37                  0.89              0.75
Net asset value, end of period               $    12.01            $    11.64        $    10.75
                                             ==========            ==========        ==========
TOTAL RETURN(b)                                    4.81%                 9.43%             7.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  231,151            $   90,197        $    8,511
Ratio of expenses to average net assets(d)         0.76%(e),(f)          0.90%(e)          1.13%(g)
Ratio of net investment income (loss) to
 average net assets                                2.27%                 1.99%             1.50%
Portfolio turnover rate(h)                           21%                   18%                2%


(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.75% for the period ended December 31, 2005 and 0.88% for the period ended December 31, 2004.
(f) During this time period, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g)  Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD FOCUS HLS FUND


                                                               CLASS IA - PERIODS ENDED:
                                                                                                            4/30/01-
                                      12/31/05              12/31/04          12/31/03       12/31/02      12/31/01(a)
                                     ----------            ----------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(b)                           $    10.18            $     9.90        $     7.74     $    10.38     $    10.00
Net investment income (loss)(b)            0.10                  0.10              0.03           0.03           0.02
Net realized and unrealized gain
 (loss) on investments(b)                  0.87                  0.21              2.16          (2.66)          0.38
                                     ----------            ----------        ----------     ----------     ----------
Total from investment
 operations(b)                             0.97                  0.31              2.19          (2.63)          0.40
Less distributions:
  Dividends from net investment
   income(b)                              (0.19)                (0.03)            (0.03)            --          (0.02)
  Distributions from net
   realized gain on investments(b)        (0.40)                   --                --          (0.01)            --
  Distributions from capital(b)              --                    --                --             --             --
                                     ----------            ----------        ----------     ----------     ----------
Total distributions(b)                    (0.59)                (0.03)            (0.03)         (0.01)         (0.02)
                                     ----------            ----------        ----------     ----------     ----------
Net increase (decrease) in net
 asset value(b)                            0.38                  0.28              2.16          (2.64)          0.38
Net asset value, end of
 period(b)                           $    10.56            $    10.18        $     9.90     $     7.74     $    10.38
                                     ==========            ==========        ==========     ==========     ==========
TOTAL RETURN(c)                            9.88%                 3.16%            28.37%        (24.59%)         3.94%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                      $   52,679            $   49,519        $   49,891     $   35,237     $   32,968
Ratio of expenses to average
 net assets(e)                             0.91%(f),(g)          0.90%(f)          0.90%          0.88%          0.95%(h)
Ratio of net investment income
 (loss) to average net assets              0.77%                 1.06%             0.40%          0.40%          0.47%(h)
Portfolio turnover rate(i)                  136%                  111%              129%           212%           113%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.89% for the period ended December 31, 2005 and 0.86% for the period ended December 31, 2004.
(g) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h)  Annualized.
(i) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GLOBAL ADVISERS HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05             12/31/04            12/31/03          12/31/02          12/31/01
                                   -------------        -------------       -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       12.53        $       11.15       $        9.16     $       10.07     $       11.49
Net investment income (loss)(a)             0.21                 0.19                0.12             (0.50)             0.23
Net realized and unrealized gain
 (loss) on investments(a)                   0.20                 1.19                1.95             (0.41)            (0.94)
                                   -------------        -------------       -------------     -------------     -------------
Total from investment
 operations(a)                              0.41                 1.38                2.07             (0.91)            (0.71)
Less distributions:
  Dividends from net investment
   income(a)                               (0.46)                  --               (0.08)               --             (0.08)
  Dividends in excess of net
   investment income(a)                       --                   --                  --                --                --
  Distributions from net
   realized gain on
   investments(a)                             --                   --                  --                --             (0.63)
  Distributions from capital(a)               --                   --                  --                --                --
                                   -------------        -------------       -------------     -------------     -------------
Total distributions(a)                     (0.46)                  --               (0.08)               --             (0.71)
                                   -------------        -------------       -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                            (0.05)                1.38                1.99             (0.91)            (1.42)
Net asset value, end of period(a)  $       12.48        $       12.53       $       11.15     $        9.16     $       10.07
                                   =============        =============       =============     =============     =============
TOTAL RETURN(b)                             3.37%               12.38%              22.26%            (8.95%)           (6.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $     332,169        $     362,757       $     312,492     $     269,329     $     331,784
Ratio of expenses to average net
 assets(c)                                  0.83%(d)             0.84%(d)            0.84%             0.83%             0.86%
Ratio of net investment income
 (loss) to average net assets               1.59%                1.27%               1.26%             2.05%             2.21%
Portfolio turnover rate(e)                   502%                 511%                452%              288%              346%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.77% for the period ended December 31, 2005 and 0.78% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                     12/31/05               12/31/04            12/31/03         12/31/02          12/31/01
                                   -------------          -------------       -------------    -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $        8.84          $        7.17       $        4.47    $        6.37     $       10.00
Net investment income (loss)(a)             0.27                   0.16                0.01             0.01              0.03
Net realized and unrealized gain
 (loss) on investments(a)                   1.33                   1.51                2.69            (1.89)            (3.62)
                                   -------------          -------------       -------------    -------------     -------------
Total from investment
 operations(a)                              1.60                   1.67                2.70            (1.88)            (3.59)
Less distributions:
  Dividends from net investment
   income(a)                               (0.37)                    --                  --            (0.02)            (0.04)
  Distributions from net
   realized gain on
   investments(a)                          (0.02)                    --                  --               --                --
  Distributions from capital(a)               --                     --                  --               --                --
                                   -------------          -------------       -------------    -------------     -------------
Total distributions(a)                     (0.39)                    --                  --            (0.02)            (0.04)
                                   -------------          -------------       -------------    -------------     -------------
Net increase (decrease) in net
 asset value(a)                             1.21                   1.67                2.70            (1.90)            (3.63)
Net asset value, end of period(a)  $       10.05          $        8.84       $        7.17    $        4.47     $        6.37
                                   =============          =============       =============    =============     =============
TOTAL RETURN(b)                            18.61%                 23.21%              60.37%          (29.36%)          (35.74%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $      16,542          $      17,537       $      17,302    $       8,177     $       7,679
Ratio of expenses to average net
 assets(c)                                  0.85%(d),(e)           1.01%(d)            1.01%            1.01%             0.92%
Ratio of net investment income
 (loss) to average net assets               2.55%                  1.83%               0.19%            0.66%             0.38%
Portfolio turnover rate(f)                    66%                    85%                 90%             100%               95%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82% for the period ended December 31, 2005 and 0.99% for the period ended December 31, 2004.
(e) Effective September 1, 2005, the fund's investment manager voluntarily agreed to waive 0.45% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05               12/31/04            12/31/03          12/31/02          12/31/01
                                   -------------          -------------       -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       10.85          $        9.65       $        7.51     $        9.37     $       10.00
Net investment income (loss)(a)             0.21                   0.18                0.13              0.08              0.07
Net realized and unrealized gain
 (loss) on investments(a)                   0.89                   1.02                2.14             (1.86)            (0.66)
                                   -------------          -------------       -------------     -------------     -------------
Total from investment
 operations(a)                              1.10                   1.20                2.27             (1.78)            (0.59)
Less distributions:
  Dividends from net investment
   income(a)                               (0.37)                    --               (0.13)            (0.08)            (0.04)
  Distributions from net
   realized gain on investments(a)         (0.01)                    --                  --                --                --
  Distributions from capital(a)               --                     --                  --                --                --
                                   -------------          -------------       -------------     -------------     -------------
Total distributions(a)                     (0.38)                    --               (0.13)            (0.08)            (0.04)
                                   -------------          -------------       -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                             0.72                   1.20                2.14             (1.86)            (0.63)
Net asset value, end of period(a)  $       11.57          $       10.85       $        9.65     $        7.51     $        9.37
                                   =============          =============       =============     =============     =============
TOTAL RETURN(b)                            10.42%                 12.35%              30.29%           (18.87%)           (5.72%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $      20,433          $      22,010       $      18,940     $      15,486     $      14,216
Ratio of expenses to average
 net assets(c)                              0.81%(d),(e)           0.98%(d)            0.98%             1.15%             0.93%
Ratio of net investment income
 (loss) to average net assets               1.56%                  1.84%               1.63%             1.11%             1.04%
Portfolio turnover rate(f)                    22%                    77%                120%               80%              119%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.80% for the period ended December 31, 2005 and 0.94% for the period ended December 31, 2004.
(e) Effective September 1, 2005, the fund's investment manager voluntarily agreed to waive 0.45% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the class of shares issued.

HARTFORD GLOBAL HEALTH HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05             12/31/04             12/31/03          12/31/02           12/31/01
                                   -------------        -------------        -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       16.92        $       15.52        $       11.91     $       14.72     $       14.42
Net investment income (loss)(a)             0.01                   --                 0.01              0.01                --
Net realized and unrealized gain
 (loss) on investments(a)                   1.94                 1.95                 3.81             (2.79)             0.30
                                   -------------        -------------        -------------     -------------     -------------
Total from investment operations(a)         1.95                 1.95                 3.82             (2.78)             0.30
Less distributions:
  Dividends from net investment
   income(a)                               (0.01)               (0.01)               (0.01)               --                --
  Distributions from net
   realized gain on
   investments(a)                          (1.20)               (0.54)               (0.20)            (0.03)               --
  Distributions from capital(a)               --                   --                   --                --                --
                                   -------------        -------------        -------------     -------------     -------------
Total distributions(a)                     (1.21)               (0.55)               (0.21)            (0.03)               --
                                   -------------        -------------        -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                             0.74                 1.40                 3.61             (2.81)             0.30
Net asset value, end of
 period(a)                         $       17.66        $       16.92        $       15.52     $       11.91     $       14.72
                                   =============        =============        =============     =============     =============
TOTAL RETURN(b)                            12.43%               12.80%               32.31%           (16.97%)            2.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $     309,235        $     309,640        $     268,844     $     172,037     $     202,131
Ratio of expenses to average net
 assets(c)                                  0.87%(d)             0.88%(d)             0.89%             0.90%             0.89%
Ratio of net investment income
 (loss) to average net assets               0.12%                0.07%                0.15%             0.10%             0.06%
Portfolio turnover rate(e)                    46%                  46%                  37%               60%               62%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 0.86% for the period ended December 31, 2004.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GLOBAL LEADERS HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05             12/31/04            12/31/03           12/31/02          12/31/01
                                   -------------        -------------        -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       18.41        $       15.53        $       11.50     $       14.43     $       17.59
Net investment income (loss)(a)             0.14                 0.12                 0.07              0.13              0.11
Net realized and unrealized gain
 (loss) on investments(a)                   0.33                 2.85                 4.02             (2.95)            (3.02)
                                   -------------        -------------        -------------     -------------     -------------
Total from investment
 operations(a)                              0.47                 2.97                 4.09             (2.82)            (2.91)
Less distributions:
  Dividends from net investment
   income(a)                               (0.14)               (0.09)               (0.06)            (0.11)            (0.08)
  Distributions from net
   realized gain on
   investments(a)                             --                   --                   --                --             (0.17)
  Distributions from capital(a)               --                   --                   --                --                --
                                   -------------        -------------        -------------     -------------     -------------
Total distributions(a)                     (0.14)               (0.09)               (0.06)            (0.11)            (0.25)
                                   -------------        -------------        -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                             0.33                 2.88                 4.03             (2.93)            (3.16)
Net asset value, end of
 period(a)                         $       18.74        $       18.41        $       15.53     $       11.50     $       14.43
                                   =============        =============        =============     =============     =============
TOTAL RETURN(b)                             2.59%               19.19%               35.57%           (19.51%)          (16.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $     935,539        $   1,004,850        $     728,049     $     544,901     $     484,661
Ratio of expenses to average
 net assets(c)                              0.77%(d)             0.78%(d)             0.80%             0.81%             0.81%
Ratio of net investment income
 (loss) to average net assets               0.74%                0.83%                0.54%             1.06%             0.71%
Portfolio turnover rate(e)                   262%                 255%                 292%              324%              363%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68% for the period ended December 31, 2005 and 0.68% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL TECHNOLOGY HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05             12/31/04            12/31/03          12/31/02          12/31/01
                                   -------------        -------------       -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $        4.94        $        4.88       $        3.02     $        4.92     $        6.37
Net investment income (loss)(a)            (0.02)                  --                  --             (0.05)            (0.02)
Net realized and unrealized gain
 (loss) on investments(a)                   0.57                 0.06                1.86             (1.85)            (1.43)
                                   -------------        -------------       -------------     -------------     -------------
Total from investment
 operations(a)                              0.55                   --                1.86             (1.90)            (1.45)
Less distributions:
  Dividends from net investment
   income(a)                               (0.01)                  --                  --                --                --
  Distributions from net
   realized gain on
   investments(a)                             --                   --                  --                --                --
  Distributions from capital(a)               --                   --                  --                --                --
                                   -------------        -------------       -------------     -------------     -------------
Total distributions(a)                     (0.01)                  --                  --                --                --
                                   -------------        -------------       -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                             0.54                 0.06                1.86             (1.90)            (1.45)
Net asset value, end of period(a)  $        5.48        $        4.94       $        4.88     $        3.02     $        4.92
                                   =============        =============       =============     =============     =============
TOTAL RETURN(b)                            11.15%                1.35%              61.50%           (38.59%)          (22.81%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $     103,808        $     111,876       $     138,243     $      54,596     $      86,074
Ratio of expenses to average net
 assets(c)                                  0.95%(d)             0.91%(d)            0.90%             0.91%             0.89%
Ratio of net investment income
 (loss) to average net assets              (0.41%)               0.31%              (0.55%)           (0.69%)           (0.49%)
Portfolio turnover rate(e)                   117%                 164%                157%              155%              240%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.91% for the period ended December 31, 2005 and 0.83% for the period ended December 31, 2004.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GROWTH HLS FUND


                                                                                  CLASS IA - PERIODS ENDED:
                                                                                                                   4/30/02-
                                                                12/31/05          12/31/04          12/31/03      12/31/02(a)
                                                               ----------        ----------        ----------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    12.47        $    11.66        $     8.66     $    10.00
Net investment income (loss)                                         0.02              0.01             (0.01)            --
Net realized and unrealized gain (loss) on investments               0.53              1.39              2.85          (1.34)
                                                               ----------        ----------        ----------     ----------
Total from investment operations                                     0.55              1.40              2.84          (1.34)
Less distributions:
  Dividends from net investment income                                 --                --                --             --
  Distributions from net realized gain on investments               (0.48)            (0.09)            (0.34)            --
  Distributions from capital                                           --                --                --             --
                                                               ----------        ----------        ----------     ----------
Total distributions                                                 (0.48)            (0.09)            (0.34)            --
                                                               ----------        ----------        ----------     ----------
Net increase (decrease) in net asset value                           0.07              1.31              2.50          (1.34)
Net asset value, end of period                                 $    12.54        $    12.47        $    11.16     $     8.66
                                                               ==========        ==========        ==========     ==========
TOTAL RETURN(b)                                                      4.67%            12.49%            32.81%        (13.43%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  345,558        $  249,473        $  127,944     $   13,452
Ratio of expenses to average net assetsd                             0.84%(e)          0.86%(e)          0.88%          0.99%(f)
Ratio of net investment income (loss) to average net assets          0.02%             0.09%            (0.20%)        (0.01%)(f)
Portfolio turnover rate(g)                                             76%               79%              111%            76%


(a)  The fund commenced operations on April 30, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82% for the period ended December 31, 2005 and 0.83% for the period ended December 31, 2004.

(f)  Annualized.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05             12/31/04            12/31/03          12/31/02          12/31/01
                                   -------------        -------------       -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                            $       27.63        $       23.57       $       16.40     $       22.66     $       40.66
Net investment income (loss)                0.12                 0.05               (0.01)            (0.03)               --
Net realized and unrealized gain
 (loss) on investments                      4.36                 4.01                7.18             (6.23)            (9.21)
                                   -------------        -------------       -------------     -------------     -------------
Total from investment operations            4.48                 4.06                7.17             (6.26)            (9.21)
Less distributions:
  Dividends from net investment
   income                                  (0.06)                  --                  --                --                --
  Distributions from net
   realized gain on investments            (1.98)                  --                  --                --             (8.79)
  Distributions from capital                  --                   --                  --                --                --
                                   -------------        -------------       -------------     -------------     -------------
Total distributions                        (2.04)                  --                  --                --             (8.79)
                                   -------------        -------------       -------------     -------------     -------------
Net increase (decrease) in net
 asset value                                2.44                 4.06                7.17             (6.26)           (18.00)
Net asset value, end of period     $       30.07        $       27.63       $       23.57     $       16.40     $       22.66
                                   =============        =============       =============     =============     =============
TOTAL RETURN(a)                            16.31%               17.18%              43.79%           (27.65%)          (22.85%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $   1,012,774        $     848,674       $     696,900     $     478,045     $     755,068
Ratio of expenses to average
 net assets(b)                              0.64%(c)             0.63%(c)            0.64%             0.66%             0.65%
Ratio of net investment income
 (loss) to average net assets               0.33%                0.23%              (0.05%)           (0.16%)           (0.01%)
Portfolio turnover rate(d)                   140%                 137%                145%              189%              228%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.58% for the period ended December 31, 2005 and 0.57% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05               12/31/04             12/31/03          12/31/02         12/31/01
                                   -------------          -------------        -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       10.26          $       10.06        $        8.49     $        9.64     $        9.39
Net investment income (loss)(a)             0.79                   0.58                 0.19              0.63              0.78
Net realized and unrealized gain
 (loss) on investments(a)                  (0.58)                  0.12                 1.75             (1.73)            (0.52)
                                   -------------          -------------        -------------     -------------     -------------
Total from investment operations(a)         0.21                   0.70                 1.94             (1.10)             0.26
Less distributions:
  Dividends from net investment
   income(a)                               (0.67)                 (0.50)               (0.37)            (0.05)            (0.01)
  Distributions from net
   realized gain on
   investments(a)                             --                     --                   --                --                --
  Distributions from capital(a)               --                     --                   --                --                --
                                   -------------          -------------        -------------     -------------     -------------
Total distributions(a)                     (0.67)                 (0.50)               (0.37)            (0.05)            (0.01)
                                   -------------          -------------        -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                            (0.46)                  0.20                 1.57             (1.15)             0.25
Net asset value, end of period(a)  $        9.80          $       10.26        $       10.06     $        8.49     $        9.64
                                   =============          =============        =============     =============     =============
TOTAL RETURN(b)                             2.13%                  7.40%               23.18%            (6.89%)            2.69%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $     443,859          $     518,881        $     481,315     $     200,017     $     127,044
Ratio of expenses to average
 net assets(c)                              0.76%(d),(e)           0.77%(d)             0.78%             0.82%             0.81%
Ratio of net investment income
 (loss) to average net assets               6.51%                  6.31%                7.00%             9.33%             9.70%
Portfolio turnover rate(f)                   138%                    92%                  44%               60%               63%
Current Yield(g)                            7.26%                  5.43%                6.11%             9.18%            10.89%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.76% for the period ended December 31, 2005 and 0.77% for the period ended December 31, 2004.
(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.05% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(g) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD INDEX HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                     12/31/05               12/31/04            12/31/03          12/31/02          12/31/01
                                   -------------          -------------       -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       32.17          $       29.60       $       23.46     $       31.81     $       37.25
Net investment income (loss)(a)             0.51                   0.50                0.36              0.32              0.31
Net realized and unrealized gain
 (loss) on investments(a)                   0.90                   2.56                6.23             (8.29)            (4.87)
                                   -------------          -------------       -------------     -------------     -------------
Total from investment
 operations(a)                              1.41                   3.06                6.59             (7.97)            (4.56)
Less distributions:
  Dividends from net investment
   income(a)                               (0.61)                 (0.39)              (0.37)            (0.28)            (0.29)
  Distributions from net
   realized gain on
   investments(a)                          (1.00)                 (0.10)              (0.08)            (0.10)            (0.59)
  Distributions from capital(a)               --                     --                  --                --                --
                                   -------------          -------------       -------------     -------------     -------------
Total distributions(a)                     (1.61)                 (0.49)              (0.45)            (0.38)            (0.88)
                                   -------------          -------------       -------------     -------------     -------------
Net increase (decrease) in net
 asset value(a)                            (0.20)                  2.57                6.14             (8.35)            (5.44)
Net asset value, end of
 period(a)                         $       31.97          $       32.17       $       29.60     $       23.46     $       31.81
                                   =============          =============       =============     =============     =============
TOTAL RETURN(b)                             4.50%                 10.39%              28.13%           (22.45%)          (12.31%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $   1,701,424          $   1,973,470       $   1,934,490     $   1,553,260     $   1,976,361
Ratio of expenses to average
 net assets(c)                              0.42%(d),(e)           0.44%(d)            0.44%             0.44%             0.43%
Ratio of net investment income
 (loss) to average net assets               1.46%                  1.60%               1.40%             1.18%             0.91%
Portfolio turnover rate(f)                     5%                     5%                  3%               15%                5%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.42% for the period ended December 31, 2005 and 0.44% for the period ended December 31, 2004.
(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND


                                                            CLASS IA - PERIODS ENDED:
                                                                                                     4/30/01-
                                       12/31/05         12/31/04         12/31/03      12/31/02     12/31/01(a)
                                      ----------       ----------       ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(b)                            $    12.45       $    10.20       $     7.09    $     8.59    $    10.00
Net investment income (loss)(b)             0.11             0.05               --          0.03          0.01
Net realized and unrealized gain
 (loss) on investments(b)                   0.60             2.44             3.61         (1.51)        (1.41)
                                      ----------       ----------       ----------    ----------    ----------
Total from investment
 operations(b)                              0.71             2.49             3.61         (1.48)        (1.40)
Less distributions:
  Dividends from net investment
   income(b)                               (0.10)              --               --         (0.02)        (0.01)
  Distributions from net
   realized gain on
   investments(b)                          (0.58)           (0.24)           (0.50)           --            --
  Distributions from capital(b)               --               --               --            --            --
                                      ----------       ----------       ----------    ----------    ----------
Total distributions(b)                     (0.68)           (0.24)           (0.50)        (0.02)        (0.01)
                                      ----------       ----------       ----------    ----------    ----------
Net increase (decrease) in net
 asset value(b)                             0.03             2.25             3.11         (1.50)        (1.41)
Net asset value, end of period(b)     $    12.48       $    12.45       $    10.20    $     7.09    $     8.59
                                      ==========       ==========       ==========    ==========    ==========
TOTAL RETURN(c)                             6.16%           24.72%           51.02%       (17.21%)      (13.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                       $  370,555       $  208,703       $   67,147    $   21,368    $    9,969
Ratio of expenses to average net
 assets(e)                                  0.93%(f)         0.97%(f)         1.01%         1.26%         1.00%(g)
Ratio of net investment income
 (loss) to average net assets               1.05%            0.86%            0.23%         0.59%         0.42%(g)
Portfolio turnover rate(h)                   179%             215%             244%          285%          191%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 0.89% for the period ended December 31, 2004.

(g)  Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                   CLASS IA - PERIODS ENDED:
                                     12/31/05            12/31/04             12/31/03          12/31/02          12/31/01
                                   -------------       -------------        -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                         $       11.86       $       10.11        $        7.66     $        9.53     $       13.64
Net investment income (loss)(a)             0.14                0.10                 0.09              0.17              0.12
Net realized and unrealized gain
 (loss) on investments(a)                   1.59                1.73                 2.44             (1.94)            (2.61)
                                   -------------       -------------        -------------     -------------     -------------
Total from investment
 operations(a)                              1.73                1.83                 2.53             (1.77)            (2.49)
Less distributions:
  Dividends from net investment
   income(a)                                  --               (0.08)               (0.08)            (0.10)            (0.01)
  Distributions from net
   realized gain on
   investments(a)                             --                  --                   --                --             (1.61)
  Distributions from capital(a)               --                  --                   --                --                --
                                   -------------       -------------        -------------     -------------     -------------
Total distributions(a)                        --               (0.08)               (0.08)            (0.10)            (1.62)
                                   -------------       -------------        -------------     -------------     -------------
Net increase (decrease) in net
  asset value(a)                            1.73                1.75                 2.45             (1.87)            (4.11)
Net asset value, end of period(a)  $       13.59       $       11.86        $       10.11     $        7.66     $        9.53
                                   =============       =============        =============     =============     =============
TOTAL RETURN(b)                            14.62%              18.08%               33.10%           (17.93%)          (18.73%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $   1,251,426       $   1,054,884        $     823,760     $     646,903     $     941,934
Ratio of expenses to average
 net assets(c)                              0.78%(d)            0.80%(d)             0.83%             0.81%             0.81%
Ratio of net investment income
 (loss) to average net assets               1.22%               1.13%                1.08%             1.23%             1.10%
Portfolio turnover rate(e)                   120%                142%                 144%              161%              144%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74% for the period ended December 31, 2005 and 0.74% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                                  CLASS IA - PERIODS ENDED:
                                                                                                            4/30/01-
                                      12/31/05           12/31/04           12/31/03        12/31/02      12/31/01(a)
                                    ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(b)                          $      14.52       $      12.62       $       8.89    $       9.39    $      10.00
Net investment income (loss)(b)             0.11               0.16               0.09            0.02            0.05
Net realized and unrealized gain
 (loss) on investments(b)                   2.44               1.96               4.68           (0.52)          (0.64)
                                    ------------       ------------       ------------    ------------    ------------
Total from investment
 operations(b)                              2.55               2.12               4.77           (0.50)          (0.59)
Less distributions:
  Dividends from net investment
   income(b)                               (0.38)                --              (0.11)             --           (0.02)
  Distributions from net
   realized gain on
   investments(b)                          (1.85)             (0.22)             (0.93)             --              --
  Distributions from capital(b)               --                 --                 --              --              --
                                    ------------       ------------       ------------    ------------    ------------
Total distributions(b)                     (2.23)             (0.22)             (1.04)             --           (0.02)
                                    ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net
  asset value(b)                            0.32               1.90               3.73           (0.50)          (0.61)
Net asset value, end of period(b)   $      14.84       $      14.52       $      12.62    $       8.89    $       9.39
                                    ============       ============       ============    ============    ============
TOTAL RETURN(c)                            18.60%             16.96%             53.73%          (5.08%)         (5.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                     $    193,712       $     84,012       $     44,088    $     16,722    $      4,373
Ratio of expenses to average
 net assets(e)                              1.00%(f)           1.08%(f)           1.23%           1.71%           1.00%(g)
Ratio of net investment income
 (loss) to average net assets               1.19%              1.53%              1.35%           0.23%           1.01%(g)
Portfolio turnover rated(h)                   95%               119%               150%            183%            168%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.97% for the period ended December 31, 2005 and 1.01% for the period ended December 31, 2004.

(g)  Annualized.
(h) Portfolio turnover rate calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MIDCAP HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      28.61       $      24.63       $      17.93    $      20.93    $      24.67
Net investment income (loss)(a)                   0.12               0.12               0.04           (0.01)           0.03
Net realized and unrealized gain (loss)
 on investments(a)                                4.60               3.93               6.71           (2.99)          (0.97)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(a)               4.72               4.05               6.75           (3.00)          (0.94)
Less distributions:
  Dividends from net investment
   income(a)                                     (0.12)             (0.07)             (0.05)             --              --
  Distributions from net realized gain
   on investments(a)                             (4.48)                --                 --              --           (2.80)
  Distributions from capital(a)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(a)                           (4.60)             (0.07)             (0.05)             --           (2.80)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                         0.12               3.98               6.70           (3.00)          (3.74)
Net asset value, end of period(a)         $      28.73       $      28.61       $      24.63    $      17.93    $      20.93
                                          ============       ============       ============    ============    ============
TOTAL RETURN(b)                                  16.78%             16.44%             37.67%         (14.22%)         (3.62%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  2,529,805       $  2,193,649       $  1,946,881    $  1,340,265    $  1,765,315
Ratio of expenses to average net
 assets(c)                                        0.70%(d)           0.70%(d)           0.72%           0.72%           0.70%
Ratio of net investment income (loss)
 to average net assets                            0.39%              0.47%              0.20%           0.09%           0.12%
Portfolio turnover rate(e)                          70%                60%                75%             90%            117%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68% for the period ended December 31, 2005 and 0.68% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MIDCAP VALUE HLS FUND


                                                                        CLASS IA - PERIODS ENDED:
                                                                                                                 4/30/01-
                                            12/31/05           12/31/04           12/31/03       12/31/02       12/31/01(a)
                                          ------------       ------------       ------------   ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)   $      14.16       $      12.37       $       8.63   $       9.95    $      10.00
Net investment income (loss)(b)                   0.07               0.03               0.01           0.02            0.01
Net realized and unrealized gain (loss)
 on investments(b)                                1.23               1.96               3.73          (1.32)          (0.05)
                                          ------------       ------------       ------------   ------------    ------------
Total from investment operations(b)               1.30               1.99               3.74          (1.30)          (0.04)
Less distributions:
  Dividends from net investment
   income(b)                                     (0.08)             (0.01)                --          (0.02)          (0.01)
  Distributions from net realized gain
   on investments(b)                             (1.37)             (0.19)                --             --              --
  Distributions from capital(b)                                        --                 --             --              --
                                          ------------       ------------       ------------   ------------    ------------
Total distributions(b)                           (1.45)             (0.20)                --          (0.02)          (0.01)
                                          ------------       ------------       ------------   ------------    ------------
Net increase (decrease) in net asset
 value(b)                                        (0.15)              1.79               3.74          (1.32)          (0.05)
Net asset value, end of period(b)         $      14.01       $      14.16       $      12.37   $       8.63    $       9.95
                                          ============       ============       ============   ============    ============
TOTAL RETURN(c)                                   9.99%             16.30%             43.29%        (13.02%)         (0.41%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    721,631       $    770,328       $    592,014   $    275,556    $     95,308
Ratio of expenses to average net
 assets(e)                                        0.79%(f)           0.80%(f)           0.83%          0.88%           0.90%(g)
Ratio of net investment income (loss)
 to average net assets                            0.35%              0.34%              0.25%          0.36%           0.47%(g)
Portfolio turnover rate(h)                          49%                87%                59%            42%             32%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.78% for the period ended December 31, 2005 and 0.78% for the period ended December 31, 2004.

(g)  Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MONEY MARKET HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04          12/31/03        12/31/02        12/31/01
                                          ------------       ------------      ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $       1.00       $       1.00      $       1.00    $       1.00    $       1.00
Net investment income (loss)                      0.03                 --              0.01            0.01            0.04
Net realized and unrealized gain (loss)
 on investments                                     --                 --                --              --              --
                                          ------------       ------------      ------------    ------------    ------------
Total from investment operations                  0.03                 --              0.01            0.01            0.04
Less distributions:
  Dividends from net investment income           (0.03)                --             (0.01)          (0.01)          (0.04)
  Distributions from net realized gain
   on investments                                   --                 --                --              --              --
  Distributions from capital                        --                 --                --              --              --
                                          ------------       ------------      ------------    ------------    ------------
Total distributions                              (0.03)                --             (0.01)          (0.01)          (0.04)
                                          ------------       ------------      ------------    ------------    ------------
Net increase (decrease) in net asset
 value                                              --                 --                --              --              --
Net asset value, end of period            $       1.00       $       1.00      $       1.00    $       1.00    $       1.00
                                          ============       ============      ============    ============    ============
TOTAL RETURN(a)                                   2.84%              0.94%             0.75%           1.47%           3.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  1,353,836       $  1,294,525      $  1,609,439    $  2,319,456    $  1,867,520
Ratio of expenses to average net
 assets(b)                                        0.49%(c)           0.48%(c)          0.49%           0.49%           0.48%
Ratio of net investment income (loss)
 to average net assets                            2.79%              0.93%             0.75%           1.43%           3.58%
Current Yield(d)                                  3.91%              1.78%             0.68%           1.00%           1.80%
Effective Yield(d)                                3.98%              1.80%             0.69%           1.01%           1.82%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49% for the period ended December 31, 2005 and 0.48% for the period ended December 31, 2004.

(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

HARTFORD MORTGAGE SECURITIES HLS FUND


                                                                       CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04          12/31/03         12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      11.71       $      11.84       $      12.01    $      11.54    $      11.38
Net investment income (loss)(a)                   0.55               0.41               0.35            0.37            0.49
Net realized and unrealized gain
 (loss)on investments(a)                         (0.28)              0.06              (0.08)           0.15            0.34
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(a)               0.27               0.47               0.27            0.52            0.83
Less distributions:
  Dividends from net investment
   income(a)                                     (0.48)             (0.58)             (0.38)          (0.05)          (0.67)
  Dividends in excess of net investment
   income(a)                                        --                 --                 --              --              --
  Distributions from net realized gain
   on investments(a)                                --              (0.02)             (0.06)             --              --
  Distributions from capital(a)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(a)                           (0.48)             (0.60)             (0.44)          (0.05)          (0.67)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                        (0.21)             (0.13)             (0.17)           0.47            0.16
Net asset value, end of period(a)         $      11.50       $      11.71       $      11.84    $      12.01    $      11.54
                                          ============       ============       ============    ============    ============
TOTAL RETURN(b)                                   2.36%              4.12%              2.29%           8.15%           7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    457,600       $    512,171       $    587,833    $    727,323    $    424,603
Ratio of expenses to average net
 assets(c)                                        0.49%(d)           0.49%(d)           0.49%           0.49%           0.48%
Ratio of net investment income (loss)
 to average net assets                            4.25%              3.29%              2.84%           3.86%           5.64%
Portfolio turnover rate(e)                         131%               100%               111%            339%            233%
Current Yield(f)                                  4.48%              4.62%              4.29%           3.31%           4.86%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reduction for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49% for the period ended December 31, 2005 and 0.49% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD SMALL COMPANY HLS FUND


                                                                       CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      16.25       $      14.49       $       9.29    $      13.32    $      16.87
Net investment income (loss)(a)                  (0.02)             (0.07)             (0.04)          (0.08)           0.01
Net realized and unrealized gain (loss)
 on investments(a)                                3.43               1.83               5.24           (3.95)          (2.53)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(a)               3.41               1.76               5.20           (4.03)          (2.52)
Less distributions:
  Dividends from net investment
   income(a)                                        --                 --                 --              --              --
  Distributions from net realized gain
   on investments(a)                                --                 --                 --              --           (1.03)
  Distributions from capital(a)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(a)                              --                 --                 --              --           (1.03)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                         3.41               1.76               5.20           (4.03)          (3.55)
Net asset value, end of period(a)         $      19.66       $      16.25       $      14.49    $       9.29    $      13.32
                                          ============       ============       ============    ============    ============
TOTAL RETURN(b)                                  21.01%             12.18%             55.87%         (30.23%)        (14.92%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  1,017,271       $    904,912       $    851,283    $    495,074    $    745,253
Ratio of expenses to average net
 assets(c)                                        0.75%(d)           0.75%(d)           0.76%           0.77%           0.76%
Ratio of net investment income (loss)
 to average net assets                           (0.08%)            (0.41%)            (0.49%)         (0.30%)          0.03%
Portfolio turnover rate(e)                         106%               141%               171%            222%            227%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.71% for the period ended December 31, 2005 and 0.70% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD SMALLCAP GROWTH HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04          12/31/03        12/31/02        12/31/01
                                          ------------       ------------      ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $      20.26       $      17.55      $      11.70    $      16.44    $      23.73
Net investment income (loss)                      0.09               0.04                --           (0.02)             --
Net realized and unrealized gain (loss)
 on investments                                   2.13               2.67              5.85           (4.72)          (4.91)
                                          ------------       ------------      ------------    ------------    ------------
Total from investment operations                  2.22               2.71              5.85           (4.74)          (4.91)
Less distributions:
  Dividends from net investment income           (0.08)                --                --              --              --
  Distributions from net realized gain
   on investments                                (1.22)                --                --              --           (2.38)
  Distributions from capital                     (0.30)                --                --              --              --
                                          ------------       ------------      ------------    ------------    ------------
Total distributions                              (1.60)                --                --              --           (2.38)
                                          ------------       ------------      ------------    ------------    ------------
Net increase (decrease) in net asset
 value                                            0.62               2.71              5.85           (4.74)          (7.29)
Net asset value, end of period            $      20.88       $      20.26      $      17.55    $      11.70    $      16.44
                                          ============       ============      ============    ============    ============
TOTAL RETURN(a)                                  11.02%             15.43%            50.06%         (28.83%)        (20.18%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    704,168       $    503,717      $    346,380    $    184,062    $    272,272
Ratio of expenses to average net
 assets(b)                                        0.63%(c)           0.64%(c)          0.66%           0.69%           0.68%
Ratio of net investment income (loss)
 to average net assets                            0.20%              0.27%            (0.01%)         (0.18%)         (0.02%)
Portfolio turnover rate(d)                          77%                88%              101%             99%            164%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.62% for the period ended December 31, 2005 and 0.63% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD STOCK HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      45.72       $      44.37       $      35.46    $      47.36    $      58.80
Net investment income (loss)(a)                   0.66               0.74               0.46            0.43            0.41
Net realized and unrealized gain (loss)
 on investments(a)                                3.72               1.10               8.93          (11.94)          (7.42)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(a)               4.38               1.84               9.39          (11.51)          (7.01)
Less distributions:
  Dividends from net investment
   income(a)                                     (0.89)             (0.49)             (0.48)          (0.39)          (0.38)
  Distributions from net realized gain
   on investments(a)                                --                 --                 --              --           (4.05)
  Distributions from capital(a)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(a)                           (0.89)             (0.49)             (0.48)          (0.39)          (4.43)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                         3.49               1.35               8.91          (11.90)         (11.44)
Net asset value, end of period(a)         $      49.21       $      45.72       $      44.37    $      35.46    $      47.36
                                          ============       ============       ============    ============    ============
TOTAL RETURN(b)                                   9.62%              4.17%             26.47%         (24.25%)        (12.23%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  4,787,612       $  5,657,942       $  6,014,675    $  5,094,276    $  7,834,643
Ratio of expenses to average net
 assets(c)                                        0.50%(d)           0.49%(d)           0.49%           0.49%           0.49%
Ratio of net investment income (loss)
 to average net assets                            1.21%              1.61%              1.18%           0.97%           0.80%
Portfolio turnover rate(e)                          91%                30%                37%             44%             39%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.48% for the period ended December 31, 2005 and 0.48% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD TOTAL RETURN BOND HLS FUND


                                                                       CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      11.94       $      12.32       $      11.95    $      11.46    $      11.08
Net investment income (loss)(a)                   0.44               0.40               0.36            0.56            0.46
Net realized and unrealized gain (loss)
 on investments(a)                               (0.14)              0.12               0.57           (0.01)           0.48
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(a)               0.30               0.52               0.93            0.55            0.94
Less distributions:
  Dividends from net investment
   income(a)                                     (0.88)             (0.58)             (0.50)          (0.05)          (0.56)
  Distributions from net realized gain
   on investments(a)                             (0.09)             (0.32)             (0.06)          (0.01)             --
  Distributions from capital(a)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(a)                           (0.97)             (0.90)             (0.56)          (0.06)          (0.56)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                        (0.67)             (0.38)              0.37            0.49            0.38
Net asset value, end of period(a)         $      11.27       $      11.94       $      12.32    $      11.95    $      11.46
                                          ============       ============       ============    ============    ============
TOTAL RETURN(b)                                   2.45%              4.62%              7.85%          10.08%           8.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  2,745,115       $  2,507,019       $  2,332,343    $  2,145,266    $  1,549,698
Ratio of expenses to average net
 assets(c)                                        0.50%(d)           0.50%(d)           0.50%           0.51%           0.51%
Ratio of net investment income (loss)
 to average net assets                            4.09%              3.72%              3.74%           5.58%           5.87%
Portfolio turnover rate(e)                         190%               164%               215%            108%            185%
Current Yield(f)                                  4.53%              3.84%              3.90%           5.01%           5.74%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.50% for the period ended December 31, 2005 and 0.50% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                        CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $      11.24       $      11.43       $      11.36    $      10.79    $      10.59
Net investment income (loss)                      0.35               0.29               0.31            0.22            0.50
Net realized and unrealized gain (loss)
 on investments                                  (0.17)             (0.07)             (0.07)           0.89            0.28
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations                  0.18               0.22               0.24            1.11            0.78
Less distributions:
  Dividends from net investment income           (0.33)             (0.41)             (0.17)          (0.54)          (0.58)
  Distributions from net realized gain
   on investments                                   --                 --                 --              --              --
  Distributions from capital                        --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions                              (0.33)             (0.41)             (0.17)          (0.54)          (0.58)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value                                           (0.15)             (0.19)              0.07            0.57            0.20
Net asset value, end of period            $      11.09       $      11.24       $      11.43    $      11.36    $      10.79
                                          ============       ============       ============    ============    ============
TOTAL RETURN(a)                                   1.55%              2.07%              2.15%          10.73%           7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    591,007       $    523,819       $    514,243    $    590,626    $    174,333
Ratio of expenses to average net
 assets(b)                                        0.47%(c)           0.47%(c)           0.47%           0.49%           0.51%
Ratio of net investment income (loss)
 to average net assets                            3.60%              3.08%              2.74%           3.47%           5.55%
Portfolio turnover rate(d)                         257%               247%               191%            283%            155%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.47% for the period ended December 31, 2005 and 0.47% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE HLS FUND


                                                                       CLASS IA - PERIODS ENDED:
                                                                                                                  4/30/01-
                                            12/31/05           12/31/04           12/31/03        12/31/02       12/31/01(a)
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)   $      10.73       $       9.72       $       7.61    $       9.94    $      10.00
Net investment income (loss)(b)                   0.15               0.13               0.10            0.08            0.03
Net realized and unrealized gain (loss)
 on investments(b)                                0.71               0.91               2.08           (2.33)          (0.02)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(b)               0.86               1.04               2.18           (2.25)           0.01
Less distributions:
  Dividends from net investment
   income(b)                                     (0.27)             (0.03)             (0.07)          (0.08)          (0.03)
  Distributions from net realized gain
   on investments(b)                             (0.14)                --                 --              --           (0.04)
  Distributions from capital(b)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(b)                           (0.41)             (0.03)             (0.07)          (0.08)          (0.07)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(b)                                         0.45               1.01               2.11           (2.33)          (0.06)
Net asset value, end of period(b)         $      11.18       $      10.73       $       9.72    $       7.61    $       9.94
                                          ============       ============       ============    ============    ============
TOTAL RETURN(c)                                   8.13%             10.71%             28.60%         (22.64%)          0.06%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    193,655       $    162,644       $    155,085    $     69,388    $     40,759
Ratio of expenses to average net
 assets(e)                                        0.86%(f)           0.87%(f)           0.87%           0.89%           0.90%(g)
Ratio of net investment income (loss)
 to average net assets                            1.42%              1.36%              1.53%           1.30%           1.02%(g)
Portfolio turnover rate(h)                          30%                45%                40%             37%             16%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.85% for the period ended December 31, 2005 and 0.85% for the period ended December 31, 2004.

(g)  Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                       CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $      18.16       $      15.33       $      10.86    $      14.83    $      17.38
Net investment income (loss)                      0.14               0.13               0.06            0.07            0.08
Net realized and unrealized gain (loss)
 on investments                                   1.34               2.75               4.48           (3.68)          (0.48)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations                  1.48               2.88               4.54           (3.61)          (0.40)
Less distributions:
  Dividends from net investment income           (0.26)             (0.05)             (0.07)          (0.09)          (0.11)
  Distributions from net realized gain
   on investments                                (0.45)                --                 --           (0.27)          (2.04)
  Distributions from capital                        --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions                              (0.71)             (0.05)             (0.07)          (0.36)          (2.15)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value                                            0.77               2.83               4.47           (3.97)          (2.55)
Net asset value, end of period            $      18.93       $      18.16       $      15.33    $      10.86    $      14.83
                                          ============       ============       ============    ============    ============
TOTAL RETURN(a)                                   8.32%             18.87%             41.87%         (24.95%)         (2.55%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    390,113       $    259,593       $    156,879    $     88,793    $    130,567
Ratio of expenses to average net
 assets(b)                                        0.65%(c)           0.67%(c)           0.71%           0.73%           0.73%
Ratio of net investment income (loss)
 to average net assets                            1.05%              1.10%              0.62%           0.60%           0.68%
Portfolio turnover rate(d)                          52%                80%                48%             67%            147%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.64% for the period ended December 31, 2005 and 0.66% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

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

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")


         A) THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS


We value your trust. We are committed to the responsible:

b)   management;
c)   use; and
d)   protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC


Information on the operation of the SEC's public reference room may be obtained by calling 1-202-551-8090.


BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                   811-08629
Hartford HLS Series Fund II, Inc.            811-04615

                               HARTFORD HLS FUNDS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

  CLASS IB SHARES

  PROSPECTUS

  MAY 1, 2006


HARTFORD ADVISERS HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
HARTFORD GLOBAL HEALTH HLS FUND
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GLOBAL TECHNOLOGY HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
HARTFORD MIDCAP HLS FUND
HARTFORD MIDCAP VALUE HLS FUND
HARTFORD MONEY MARKET HLS FUND
HARTFORD MORTGAGE SECURITIES HLS FUND
HARTFORD SMALL COMPANY HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD STOCK HLS FUND
HARTFORD TOTAL RETURN BOND HLS FUND
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND

HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                               PAGE
-----------------------------------------------------------------------------------------------------------
Introduction.                            Introduction                                                     2

A summary of each fund's                 Hartford Advisers HLS Fund                                       3
goals, principal strategies,             Hartford Capital Appreciation HLS Fund                           7
main risks, performance and              Hartford Disciplined Equity HLS Fund                            10
fees.                                    Hartford Dividend and Growth HLS Fund                           13
                                         Hartford Equity Income HLS Fund                                 16
                                         Hartford Focus HLS Fund                                         19
                                         Hartford Global Advisers HLS Fund                               22
                                         Hartford Global Communications HLS Fund                         26
                                         Hartford Global Financial Services HLS Fund                     30
                                         Hartford Global Health HLS Fund                                 34
                                         Hartford Global Leaders HLS Fund                                38
                                         Hartford Global Technology HLS Fund                             41
                                         Hartford Growth HLS Fund                                        45
                                         Hartford Growth Opportunities HLS Fund                          48
                                         Hartford High Yield HLS Fund                                    51
                                         Hartford Index HLS Fund                                         54
                                         Hartford International Capital Appreciation HLS Fund            57
                                         Hartford International Opportunities HLS Fund                   60
                                         Hartford International Small Company HLS Fund                   63
                                         Hartford MidCap HLS Fund                                        66
                                         Hartford MidCap Value HLS Fund                                  69
                                         Hartford Money Market HLS Fund                                  72
                                         Hartford Mortgage Securities HLS Fund                           75
                                         Hartford Small Company HLS Fund                                 78
                                         Hartford SmallCap Growth HLS Fund                               82
                                         Hartford Stock HLS Fund                                         85
                                         Hartford Total Return Bond HLS Fund                             88
                                         Hartford U.S. Government Securities HLS Fund                    91
                                         Hartford Value HLS Fund                                         94
                                         Hartford Value Opportunities HLS Fund                           97

Description of other                     Investment strategies and investment matters                   100
investment strategies and                Terms used in this prospectus                                  103
investment risks.

Investment manager and                   Management of the funds                                        104
management fee information.

Further information on the               Further information on the funds                               108
funds.                                   Purchase and redemption of fund shares                         108
                                         Distribution plan                                              108
                                         Determination of net asset value                               109
                                         Dividends and distributions                                    110
                                         Frequent purchases and redemptions of fund shares              110
                                         Federal income taxes                                           113
                                         Variable contract owner voting rights                          113
                                         Plan participant voting rights                                 113
                                         Performance related information                                113
                                         Distributor, Custodian and Transfer Agent                      114
                                         Financial highlights                                           115
                                         Privacy policy                                                 132
                                         For more information                                    back cover

INTRODUCTION

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc. All other funds are investment portfolios of Hartford Series Fund, Inc.

Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

     -    Focus HLS Fund

     -    Global Communications HLS Fund

     -    Global Financial Services HLS Fund

     -    Global Health HLS Fund

     -    Global Technology HLS Fund


Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.


The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.


Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

                                                      HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:


     -    equities,


     -    debt securities, and

     -    money market instruments.


The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 31, 1983, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996             16.30%
1997             24.20%
1998             24.39%
1999             10.39%
2000             -0.92%
2001             -4.81%
2002            -13.99%
2003             18.20%
2004              3.48%
2005              6.97%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.85% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.91% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                1 YEAR     5 YEARS     10 YEARS
Class IB(1)                                       6.97%       1.39%        7.73%

S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                                    4.91%       0.55%        9.07%

Lehman Brothers
  Government/
  Credit Bond
  Index (reflects no
  deduction for fees
  or expenses)                                    2.37%       6.11%        6.17%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                       0.60%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.06%
  Total operating expenses                                                 0.91%


(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     93
  Year 3                                                                $    290
  Year 5                                                                $    504
  Year 10                                                               $  1,120


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Steven T. Irons


-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity portion of the fund since 2005 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-    Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 1974

John C. Keogh

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


- Portfolio manager of the fixed income and money market portion of the fund since 2004 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 1983

Christopher L. Gootkind

-    Vice President and Fixed Income Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                          HARTFORD CAPITAL APPRECIATION HLS FUND


AS OF JANUARY 3, 2005, THE FUND NO LONGER OFFERS OR SELLS CLASS IB SHARES TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES ("SEPARATE ACCOUNTS"), EXCEPT AS
FOLLOWS: (1) ANY DOLLAR COST AVERAGING, INVESTEASE, ASSET REBALANCING PROGRAM OR OTHER ADMINISTRATIVE PROGRAM ESTABLISHED ON OR BEFORE FEBRUARY 28, 2005, THAT INCLUDES TRANSFERS OF CONTRACT VALUE OR ALLOCATIONS TO THE FUND WILL CONTINUE UNINTERRUPTED, (2) TO CERTAIN OWNERS OF OTHER INVESTMENT PRODUCTS OFFERED BY THE HARTFORD; AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS.

THE FUND CONTINUES TO PAY 12b-1 FEES PURSUANT TO ITS DISTRIBUTION PLAN. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES IN CONNECTION WITH PAST SALES.


INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on April 2, 1984, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996             20.40%
1997             22.04%
1998             15.24%
1999             37.21%
2000             13.02%
2001             -7.10%
2002            -19.88%
2003             42.02%
2004             19.07%
2005             15.26%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.83% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -19.07% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                1 YEAR     5 YEARS     10 YEARS
Class IB(1)                                      15.26%       7.72%       14.31%

S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                                    4.91%       0.55%        9.07%

Russell 3000 Index
  (reflects no deduction
  for fees or expenses)                           6.12%       1.58%        9.20%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

     The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.63%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.07%
  Total operating expenses                                                 0.95%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     97
  Year 3                                                                $    303
  Year 5                                                                $    525
  Year 10                                                               $  1,166


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Saul J. Pannell, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since 1991

-    Joined Wellington Management as an investment professional in 1974

Frank D. Catrickes

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     1998

-    Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

1999             21.61%
2000             -5.81%
2001             -8.18%
2002            -24.85%
2003             28.50%
2004              8.14%
2005              6.31%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.60% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.54% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                             SINCE INCEPTION
                                       1 YEAR     5 YEARS     (MAY 29, 1998)
Class IB                                 6.31%       0.38%              4.40%

S&P 500 Index
  (reflects no
  deduction for
  fees or expenses)                      4.91%       0.55%              3.36%(1)

(1)  Return is from 5/31/98.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.70%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 0.99%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    101
  Year 3                                                                $    315
  Year 5                                                                $    547
  Year 10                                                               $  1,213


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo, CFA

- Senior Vice President and Director of the Quantitative Investment Group of Wellington Management


-    Portfolio manager of the fund since inception (1998)


-    Joined Wellington Management as an investment professional in 1994

Mammen Chally

-    Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (1998)

- Joined Wellington Management in 1994 and has been an investment professional since 1996


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies within the index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 9, 1994, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996             22.60%
1997             31.56%
1998             16.18%
1999              5.12%
2000             10.75%
2001             -4.21%
2002            -14.42%
2003             26.48%
2004             12.14%
2005              5.70%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.80% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                1 YEAR     5 YEARS     10 YEARS
Class IB(1)                                       5.70%       4.21%       10.37%

S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)                                    4.91%       0.55%        9.07%

Russell 1000 Value Index
  (reflects no deductions
  for fees or expenses)                           7.05%       5.28%       10.94%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.64%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.03%
  Total operating expenses                                                 0.92%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     94
  Year 3                                                                $    293
  Year 5                                                                $    509
  Year 10                                                               $  1,131


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


- Portfolio manager of the fund since October 2001, co-manager of the fund from July 2001 through September 2001 and portfolio manager for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways - affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2004              9.16%
2005              4.56%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.84% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -0.35% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                               SINCE INCEPTION
                                                   1 YEAR    (OCTOBER 31, 2003)
Class IB                                             4.56%                 9.93%

Russell 1000 Value
  Index (reflects no
  deduction for fees
  or expenses)                                       7.05%                14.54%

     INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.



                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                       0.83%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.03%
  Total operating expenses                                                 1.11%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    113
  Year 3                                                                $    353
  Year 5                                                                $    612
  Year 10                                                               $  1,352


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan


-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since inception (2003) and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1981


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                                         HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include stocks with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may trade securities actively.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


Wellington Management's strategy of bottom up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002            -24.76%
2003             28.05%
2004              2.90%
2005              9.60%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.50% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.87% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                SINCE INCEPTION
                                                   1 YEAR      (APRIL 30, 2001)
Class IB                                             9.60%                 2.61%

S&P 500 Index(reflects
  no deduction for
  fees or expenses)                                  4.91%                 1.69%

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                       0.85%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.07%
  Total operating expenses                                                 1.17%


(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    119
  Year 3                                                                $    372
  Year 5                                                                $    644
  Year 10                                                               $  1,420


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-    Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.


PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among a number of different countries throughout the world, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.


The fund actively allocates its assets among three categories:

     -    equity securities,

     -    debt securities, and

     -    money market instruments.


The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion. The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.


Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.


The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 500%.

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 1, 1995, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996             11.51%
1997              5.26%
1998             13.06%
1999             22.86%
2000             -6.80%
2001             -6.42%
2002             -9.15%
2003             21.97%
2004             12.47%
2005              3.11%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.11% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                1 YEAR     5 YEARS     10 YEARS
Class IB(1)                                       3.11%       3.76%        6.21%

Morgan Stanley
  Capital International
  World Index (reflects
  no deduction for
  fees or expenses)                              10.02%       2.64%        7.47%

Morgan Stanley
  Capital International
  World Growth Index
  (reflects no deduction
  for fees or expenses)                           9.74%       0.38%        5.92%

Lehman Brothers
  Global Aggregate
  Index USD Hedged
  (reflects no deduction
  for fees or expenses)                          -4.49%       6.81%        5.35%

(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

     The Morgan Stanley Capital International ("MSCI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of growth securities in 23 developed-country global equity markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

     The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the growth strategy of the fund due to a greater similarity in the characteristics of the securities in the fund and this index.


     The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.75%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.09%
  Total operating expenses                                                 1.09%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    111
  Year 3                                                                $    347
  Year 5                                                                $    601
  Year 10                                                               $  1,329


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity component of the fund since 2004 and for the firm for the past five years


-    Joined Wellington Management as an investment professional in 2001


-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


-    Portfolio manager of the debt component of the fund since inception (1995)


-    Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the asset allocation of the fund since 2001

-    Joined Wellington Management as an investment professional in 1994


Evan S. Grace, CFA


- Vice President and Director of Asset Allocation Research of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past three years


-    Joined Wellington Management as an investment professional in 2003


- Head of the Equity Quantitative Research Group and Asset Allocation Portfolio Management Team at State Street Research (1993-2003)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -    unrecognized or undervalued assets, and

     - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -    its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations with each other (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2001            -35.88%
2002            -29.50%
2003             59.97%
2004             22.90%
2005             18.32%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.75% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -22.67% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                             SINCE INCEPTION
                                                              (DECEMBER 27,
                                       1 YEAR      5 YEAR         2000)
Class IB                               -18.32%       1.01%              0.97%

S&P 500 Index
  (reflects no
  deduction for
  fees or expenses)                      4.91%       0.55%              0.55%(1)

MSCI AC
  (All Country)
  World Free
  Telecommunication
  Services Index
  (reflects no
  deduction for
  fees or expenses)                     -4.93%      -4.52%             -4.52%(1)

(1)  Return is from 12/31/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                       0.85%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.15%
  Total operating expenses                                                 1.25%


(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    127
  Year 3                                                                $    397
  Year 5                                                                $    686
  Year 10                                                               $  1,511


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

Archana Basi

-    Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Equity Analyst at T. Rowe Price (1998-2001)


David Nincic

-    Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2000 focused primarily on the wireless telecommunications sector


-    Joined Wellington Management as an investment professional in 1999


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -    management focuses on rewarding shareholders,

     -    market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     - its issuer's management no longer appears to promote shareholder value,

     -    market expectations of future earnings are too high,

     - it can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality,

     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2001             -5.91%
2002            -19.04%
2003             29.96%
2004             12.07%
2005             10.14%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.61% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.31% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                             SINCE INCEPTION
                                                              (DECEMBER 27,
                                       1 YEAR     5 YEARS         2000)
Class IB                                10.14%       4.09%              4.06%
S&P 500 Index
  (reflects no deduction for
  fees or expenses)                      4.91%       0.55%              0.55%(1)
MSCI Finance
  ex Real Estate Index
  (reflects no deduction for
  fees or expenses)                     11.28%       4.72%              4.72%(1)

(1)  Return is from 12/31/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                       0.85%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.11%
  Total operating expenses                                                 1.21%


(1) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%. This management fee waiver may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    123
  Year 3                                                                $    384
  Year 5                                                                $    665
  Year 10                                                               $  1,466


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the financial services industry are made collectively by the team.

Mark T. Lynch

-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the banking sector


-    Joined Wellington Management as an investment professional in 1994


Theodore E. Shasta


-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the insurance sector


-    Joined Wellington Management as an investment professional in 1996


Jennifer L. Nettesheim

-    Vice President and Global Industry Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the capital markets sector and for the firm for the past four years

-    Joined Wellington Management as an investment professional in 2002

-    Equity Analyst at Fidelity Investments (1997-2002)


Andrew R. Heiskell


-    Vice President and Global Industry Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the consumer and mortgage finance sectors and for the firm for the past four years

-    Joined Wellington Management as an investment professional in 2002

-    University of Chicago Graduate School of Business (2001)

-    Financial Consultant at Merrill Lynch (1995-1999)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL HEALTH HLS FUND

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -    the company's business franchise is temporarily mispriced,

     -    the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -    the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,

     -    fundamental expectations are not met, or

     -    a company's prospects become less appealing.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2001           1.86%
2002         -17.16%
2003          31.98%
2004          12.52%
2005          12.15%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.50% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -14.80% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                SINCE
                                                                              INCEPTION
                                                  1 YEAR        5 YEARS     (MAY 1, 2000)
Class IB                                           12.15%         7.04%        13.78%
S&P 500 Index
  (reflects no deduction for fees or expenses)      4.91%         0.55%        -1.06%(1)
Goldman Sachs Health Care Index
  (reflects no deduction for fees or expenses)     12.11%         0.39%         5.03%(1)

(1)  Return is from 4/30/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.83%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 1.12%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    114
  Year 3                                                                $    356
  Year 5                                                                $    617
  Year 10                                                               $  1,363


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT


This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among the various sectors within the healthcare industry are made collectively by the team.


Joseph H. Schwartz

-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the medical technology sector


-    Joined Wellington Management as an investment professional in 1983


Jean M. Hynes


-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the pharmaceutical and biotechnology sectors

-    Joined Wellington Management in 1991


Ann C. Gallo

-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the healthcare services sector


-    Joined Wellington Management as an investment professional in 1998


Kirk J. Mayer


-    Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the imaging, genomics and biotechnology sectors

-    Joined Wellington Management as an investment professional in 1998


Robert L. Deresiewicz

-    Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 2000


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 260%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

1999         50.11%
2000         -7.22%
2001        -16.73%
2002        -19.70%
2003         35.24%
2004         18.89%
2005          2.33%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.76% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.08% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                         SINCE
                                                                                       INCEPTION
                                                                                     (SEPTEMBER 30,
                                                           1 YEAR        5 YEARS          1998)
Class IB                                                     2.33%         1.93%         10.17%
Morgan Stanley Capital International World Index
  (reflects no deduction for fees or expenses)              10.02%         2.64%          5.81%
Morgan Stanley Capital International World Growth Index
  (reflects no deduction for fees or expenses)               9.74%         0.38%          3.17%


     INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighed total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


     The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

     The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.70%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.07%
  Total operating expenses                                                 1.02%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    104
  Year 3                                                                $    325
  Year 5                                                                $    563
  Year 10                                                               $  1,248


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


-    Portfolio manager of the fund since inception (1998)


-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)


Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                             HARTFORD GLOBAL TECHNOLOGY HLS FUND

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.


Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase by the fund typically share one or more of the following attributes:

     -    a positive change in operating results is anticipated,

     -    unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -    more attractive value in a comparable company is available.


The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2001     -22.95%
2002     -38.69%
2003      61.10%
2004       1.10%
2005      10.88%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.22% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.35% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                                SINCE
                                                                              INCEPTION
                                                  1 YEAR        5 YEARS     (MAY 1, 2000)
Class IB                                           10.88%        -3.13%        -10.48%
S&P 500 Index
  (reflects no deduction for fees or expenses)      4.91%         0.55%         -1.06%(1)
Goldman Sachs Technology Composite Index
  (reflects no deduction for fees or expenses)      2.04%        -7.13%        -14.68%(1)

(1)  Return is from 4/30/00.

     INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

     The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.85%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.10%
  Total operating expenses                                                 1.20%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    122
  Year 3                                                                $    381
  Year 5                                                                $    660
  Year 10                                                               $  1,455


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson

-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the software and internet sectors


-    Joined Wellington Management as an investment professional in 1995


John F. Averill


-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the communications equipment and components sectors


-    Joined Wellington Management as an investment professional in 1994


Eric C. Stromquist


-    Senior Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the semiconductor and computer hardware sectors

-    Joined Wellington Management as an investment professional in 1989


Bruce L. Glazer


-    Senior Vice President and Global Industry Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since inception (2000) focused primarily on the business information technology and computer services sectors

-    Joined Wellington Management as an investment professional in 1997


Anita M. Killian

-    Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 2000


Vikram Murthy


-    Vice President and Global Industry Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the integration and software analyst sectors and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Stanford Graduate School of Business (2001)

- Business Strategy Manager in the Attractions division of the Walt Disney Company (1996-1999)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                        HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $702 million to $370 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2003      32.48%
2004      12.21%
2005       4.42%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.15% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.67% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                               SINCE INCEPTION
                                                   1 YEAR      (APRIL 30, 2002)
Class IB                                            4.42%           8.33%
Russell 1000 Growth Index (reflects no
  deduction for fees or expenses)                   5.26%           4.37%

     INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.80%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 1.09%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    111
  Year 3                                                                $    347
  Year 5                                                                $    601
  Year 10                                                               $  1,329


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


- Portfolio manager of the fund since 2002 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 1994

John A. Boselli

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2002 and for the firm for the past four years


-    Joined Wellington Management as an investment professional in 2002


- Managing Director of the Global Equity Research Group at Putnam Investments Incorporated (1996-2002)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996       16.13%
1997       12.15%
1998       18.72%
1999       54.81%
2000        3.72%
2001      -23.06%
2002      -27.83%
2003       43.43%
2004       16.89%
2005       16.02%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.20% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.40% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                   1 YEAR       5 YEARS       10 YEARS
Class IB(1)                                        16.02%         1.56%        10.37%
Russell 3000 Growth Index (reflects no
  deduction for fees or expenses)                  -5.17%        -3.16%         6.48%

(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.61%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.03%
  Total operating expenses                                                 0.89%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     91
  Year 3                                                                $    284
  Year 5                                                                $    493
  Year 10                                                               $  1,096


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


-    Portfolio manager of the fund since 2001


-    Joined Wellington Management as an investment professional in 1999

Mario E. Abularach

-    Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years


-    Joined Wellington Management as an investment professional in 2001


-    Research Analyst at JLF Asset Management (2000)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                    HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.


The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

1999       4.49%
2000       0.85%
2001       2.54%
2002      -7.14%
2003      22.88%
2004       7.14%
2005       1.85%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.27% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -6.00% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                           SINCE INCEPTION
                                                                            (SEPTEMBER 30,
                                                   1 YEAR       5 YEARS         1998)
Class IB                                            1.85%        5.01%          4.69%
Lehman Brothers High Yield Corporate Index
  (reflects no deduction for fees or expenses)      2.74%        8.85%          5.79%


     INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                       0.72%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.05%
  Total operating expenses                                                 1.02%


(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    104
  Year 3                                                                $    325
  Year 5                                                                $    563
  Year 10                                                               $  1,248


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Mark Niland, CFA

-    Executive Vice President of Hartford Investment Management

-    Co-portfolio manager of the fund since September 2005

- Joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Nasri Toutoungi

-    Managing Director of Hartford Investment Management


-    Co-portfolio manager of the fund since September 2005

-    Joined Hartford Investment Management in 2003

- Previously Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in Hartford Investment Management's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company's number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock's relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2005, approximately 43.78 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Exxon Mobil Corporation, Citigroup, Inc., Microsoft Corporation, and Bank of America Corporation.

Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1987, Class IB shares of the fund were not offered until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996         21.79%
1997         32.28%
1998         27.74%
1999         20.20%
2000         -9.66%
2001        -12.47%
2002        -22.63%
2003         27.81%
2004         10.12%
2005          4.24%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.10% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.43% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                   1 YEAR       5 YEARS       10 YEARS
Class IB(1)                                         4.24%        -0.13%         8.30%
S&P 500 Index
  (reflects no deduction for fees or expenses)      4.91%         0.55%         9.07%

(1) Class IB shares commended on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                       0.40%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.02%
  Total operating expenses                                                 0.67%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.30%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     68
  Year 3                                                                $    214
  Year 5                                                                $    373
  Year 10                                                               $    835


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Edward C. Caputo, CFA

-    Assistant Vice President of Hartford Investment Management


-    Portfolio manager of the fund since March 2005


-    Joined Hartford Investment Management in 2001

- Investment professional involved in trading, portfolio management and investment research since 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $222 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk. The fund may trade securities actively.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002        -17.40%
2003         50.65%
2004         24.40%
2005          5.89%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.90% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.02% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                              SINCE INCEPTION
                                                   1 YEAR     (APRIL 30, 2001)
Class IB                                            5.89%           7.60%
MSCI EAFE Index
  (reflects no deduction for fees or expenses)     14.02%           7.10%
MSCI EAFE Growth Index
  (reflects no deduction for fees or expenses)     13.64%           4.93%


     INDICES: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


     The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

     The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.82%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.11%
  Total operating expenses                                                 1.18%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    120
  Year 3                                                                $    375
  Year 5                                                                $    649
  Year 10                                                               $  1,432


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


-    Portfolio manager of the fund since inception (2001)


-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA


-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund - may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $24 million to $222 billion. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 2, 1990, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996         12.65%
1997          0.09%
1998         12.94%
1999         39.61%
2000        -17.25%
2001        -18.88%
2002        -18.12%
2003         32.76%
2004         17.79%
2005         14.33%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.11% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.76% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                   1 YEAR       5 YEARS        10 YEARS
Class IB(1)                                        14.33%        3.50%           5.74%
MSCI AC World ex US Index
  (reflects no deductions for fees or expenses)    17.11%        6.66%           6.70%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.69%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.09%
  Total operating expenses                                                 1.03%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    105
  Year 3                                                                $    328
  Year 5                                                                $    569
  Year 10                                                               $  1,259


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Trond Skramstad

- Senior Vice President and Co-Director of International Equity Management of Wellington Management

-    Portfolio manager of the fund since 1994

-    Joined Wellington Management as an investment professional in 1993

Nicolas M. Choumenkovitch

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     2000

-    Joined Wellington Management as an investment professional in 1995


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $13.9 million to $18 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     -    a well-articulated business plan,

     -    experienced management,

     -    a sustainable competitive advantage, and

     -    strong financial characteristics.


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.


MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002     -5.30%
2003     53.35%
2004     16.67%
2005     18.30%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.59% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.76% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                              SINCE INCEPTION
                                                   1 YEAR     (APRIL 30, 2001)
Class IB                                           18.30%          14.49%
S&P/Citigroup Extended Market Euro-Pacific
  (EMI EPAC) Index (reflects no deduction for
  fees or expenses)                                22.08%          15.27%


     INDEX: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.85%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.15%
  Total operating expenses                                                 1.25%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    127
  Year 3                                                                $    397
  Year 5                                                                $    686
  Year 10                                                               $  1,511


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Simon H. Thomas


-    Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2006 and has been involved in portfolio management and securities analysis for the firm for the past four years


-    Joined the firm as an investment professional in 2002

-    University of Chicago Business School (2000-2002)

-    Manager at Arthur Andersen (1992-2000)


Daniel Maguire


- Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past two years


-    Joined the firm as an investment professional in 2004

-    Equity Analyst at Insight Investment Management in the UK (2003-2004)

-    Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MIDCAP HLS FUND


AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IB SHARES TO QUALIFIED RETIREMENT PLANS ("PLANS") OR TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES ("SEPARATE ACCOUNTS"), EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL OR "CORPORATE-OWNED" VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS OR ASSET ALLOCATION PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, AND
(4) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.


THE FUND CONTINUES TO PAY 12B-1 FEES PURSUANT TO ITS DISTRIBUTION PLAN. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P 400 MidCap Indices. As of December 31, 2005, this range was between approximately $423 million and $18 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a bottom up investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 14, 1997, it did not offer Class IB shares of the fund until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1998       26.26%
1999       51.44%
2000       25.20%
2001       -3.79%
2002      -14.42%
2003       37.33%
2004       16.15%
2005       16.49%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.40% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.58% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                            SINCE INCEPTION
                                                   1 YEAR       5 YEARS     (JULY 14, 1997)
Class IB(1)                                        16.49%        8.88%         18.34%
S&P 400 MidCap Index (reflects no deduction for
  fees or expenses)                                12.56%        8.61%         13.04%(2)

(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2)  Return is from 6/30/97.

     INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.66%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 0.95%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     97
  Year 3                                                                $    303
  Year 5                                                                $    525
  Year 10                                                               $  1,166


[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGER


Phillip H. Perelmuter

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


-    Portfolio manager of the fund since inception (1997)


-    Joined Wellington Management as an investment professional in 1995

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                                  HARTFORD MIDCAP VALUE HLS FUND


AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IB SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, AND (3) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.


THE FUND CONTINUES TO PAY 12b-1 FEES PURSUANT TO ITS DISTRIBUTION PLAN. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P 400 MidCap Indices. As of December 31, 2005, this range was between approximately $423 million and $18 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value,

    -  a strong management team, and

    -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002   -13.21%
2003    42.93%
2004    16.01%
2005     9.71%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 20.66% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.16% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                  SINCE INCEPTION
                       1 YEAR    (APRIL 30, 2001)
Class IB                 9.71%              10.14%
Russell 2500 Value
  Index (reflects no
  deduction for fees
  or expenses)           7.74%              13.57%

     INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.75%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 1.04%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    106
  Year 3                                                                $    331
  Year 5                                                                $    574
  Year 10                                                               $  1,271


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James N. Mordy

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


-    Portfolio manager of the fund since inception (2001)


-    Joined Wellington Management as an investment professional in 1985

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1995    5.47%
1996    4.92%
1997    5.07%
1998    5.05%
1999    4.71%
2000    5.91%
2001    3.68%
2002    1.24%
2003    0.50%
2004    0.69%
2005    2.58%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.09% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                         1 YEAR    5 YEARS    10 YEARS
Class IB(1)                2.58%      1.73%       3.41%
60-Day Treasury
  Bill Index (reflects
  no deduction for
  fees or expenses)        3.13%      2.11%       3.65%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

     Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.45%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     76
  Year 3                                                                $    237
  Year 5                                                                $    411
  Year 10                                                               $    918


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha

-    Vice President of Hartford Investment Management


-    Portfolio manager of the fund since 2002


-    Joined Hartford Investment Management in 1993

-    Investment professional involved in trading and portfolio management since
     1995

Adam Tonkinson

-    Assistant Vice President of Hartford Investment Management


-    Assistant portfolio manager of the fund since 2004


-    Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                           HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.


The fund may also purchase asset-backed securities. The fund may trade securities actively.


MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.


Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on January 1, 1985, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996      4.81%
1997      8.74%
1998      6.45%
1999      1.18%
2000     10.08%
2001      7.30%
2002      7.89%
2003      2.03%
2004      3.86%
2005      2.11%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 3.78% (3RD QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -1.38% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                         1 YEAR    5 YEARS    10 YEARS
Class IB(1)                2.11%      4.61%       5.41%
Lehman Mortgage-
  Backed Securities
  Index (reflects no
  deduction for fees
  or expenses)             2.61%      5.43%       6.17%

(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.45%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     76
  Year 3                                                                $    237
  Year 5                                                                $    411
  Year 10                                                               $    918


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-    Senior Vice President of Hartford Investment Management


-    Co-manager of the fund since 2004

- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994


Russell M. Regenauer

-    Senior Vice President of Hartford Investment Management


-    Co-manager of the fund since 2003


- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALL COMPANY HLS FUND


AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IB SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS OFFERED OR ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, AND (4) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE OFFERED OR ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.


THE FUND CONTINUES TO PAY 12b-1 FEES PURSUANT TO ITS DISTRIBUTION PLAN. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES IN CONNECTION WITH PAST SALES.


ON MAY 23, 2006, A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND WILL BE HELD TO VOTE ON A PROPOSAL TO ADD AN ADDITIONAL INVESTMENT SUB-ADVISER FOR THE FUND. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "MANAGEMENT OF THE FUNDS."


INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

    -  have potential for above-average earnings growth,

    -  are undervalued in relation to their investment potential,

    - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

    - are relatively obscure and undiscovered by the overall investment community.


Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 9, 1996, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1997    18.08%
1998    11.41%
1999    65.45%
2000   -13.28%
2001   -15.07%
2002   -30.39%
2003    55.48%
2004    11.90%
2005    20.71%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.87% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.62% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                             SINCE INCEPTION
                      1 YEAR     5 YEARS    (AUGUST 9, 1996)
Class IB(1)            20.71%       4.42%         10.28%
Russell 2000
  Growth Index
  (reflects no
  deduction for
  fees or expenses)     4.15%       2.28%          5.17%(2)

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2)  Return is from 7/31/96.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.70%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.05%
  Total operating expenses                                                 1.00%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    102
  Year 3                                                                $    318
  Year 5                                                                $    552
  Year 10                                                               $  1,225


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven C. Angeli, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


-    Portfolio manager of the fund since 2000


-    Joined Wellington Management as an investment professional in 1994

Stephen Mortimer


-    Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2006 and for the firm for the past five years


-    Joined Wellington Management as an investment professional in 2001

-    Equity Analyst at Vinik Asset Management (1998-2000)


Mario E. Abularach

-    Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years


-    Joined Wellington Management as an investment professional in 2001

-    Research Analyst at JLF Asset Mangement (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 2, 1994, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996     7.38%
1997     1.17%
1998    20.87%
1999   108.79%
2000   -15.30%
2001   -20.39%
2002   -29.00%
2003    49.70%
2004    15.14%
2005    10.78%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.62% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.21% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                         1 YEAR    5 YEARS    10 YEARS
Class IB(1)               10.78%      1.54%       9.62%
Russell 2000 Growth
  Index (reflects no
  deduction for fees
  or expenses)             4.15%      2.28%       4.69%

(1) Class B shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.61%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.02%
  Total operating expenses                                                 0.88%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     90
  Year 3                                                                $    281
  Year 5                                                                $    488
  Year 10                                                               $  1,084


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Portfolio manager of the fund since 2001


- Joined Wellington Management in 1995 and has been an investment professional since 1999

Doris T. Dwyer

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     2001


-    Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                         HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996    24.06%
1997    31.05%
1998    33.20%
1999    19.57%
2000    -7.21%
2001   -12.39%
2002   -24.42%
2003    26.16%
2004     3.91%
2005     9.35%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.12% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.35% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                         1 YEAR    5 YEARS    10 YEARS
Class IB(1)                9.35%    -1.04%        8.59%
S&P 500 Index
  (reflects no
  deduction for fees
  or expenses)             4.91%     0.55%        9.07%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.



                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.46%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 0.75%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     77
  Year 3                                                                $    240
  Year 5                                                                $    417
  Year 10                                                               $    930


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management


-    Involved in portfolio management and securities analysis for the fund since
     2005

-    Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2005 and for the firm for at least the past five years


-    Joined Wellington Management as an investment professional in 1974

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.


The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996    3.27%
1997   11.07%
1998    7.93%
1999   -2.19%
2000   11.79%
2001    8.49%
2002    9.83%
2003    7.58%
2004    4.33%
2005    2.19%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.15% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.29% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                         1 YEAR    5 YEARS    10 YEARS
Class IB(1)                2.19%      6.45%       6.35%
Lehman Brothers
  U.S. Aggregate
  Bond Index (reflects
  no deduction for
  fees or expenses)        2.43%      5.87%       6.16%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.46%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 0.75%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     77
  Year 3                                                                $    240
  Year 5                                                                $    417
  Year 10                                                               $    930


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

-    Managing Director of Hartford Investment Management


-    Portfolio manager of the fund since 2003


-    Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.


To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that Hartford Investment Management expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with a weighted average life between one and ten years. The weighted average life of a security denotes the weighted average time to receipt of principal.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1996    1.95%
1997    8.82%
1998    8.61%
1999   -2.18%
2000   11.54%
2001    7.24%
2002   10.47%
2003    1.89%
2004    1.82%
2005    1.30%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.16% (3RD QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.77% (1ST QUARTER, 1996).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                         1 YEAR    5 YEARS    10 YEARS
Class IB(1)                1.30%      4.48%       5.05%
Lehman Brothers
  Intermediate
  Government Bond
  Index (reflects no
  deduction for fees
  or expenses)             2.65%      5.39%       5.94%

(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

     INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.45%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.02%
  Total operating expenses                                                 0.72%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     74
  Year 3                                                                $    230
  Year 5                                                                $    401
  Year 10                                                               $    894


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-    Senior Vice President of Hartford Investment Management


-    Portfolio manager of the fund since 2004


- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.

Russell M. Regenauer

-    Senior Vice President of Hartford Investment Management


-    Assistant portfolio manager of the fund since 2002


- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

2002   -22.81%
2003    28.28%
2004    10.43%
2005     7.86%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.45% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                 SINCE INCEPTION
                       1 YEAR    (APRIL 30, 2001)
Class IB                 7.86%               3.58%
Russell 1000
  Value Index
  (reflects no
  deduction for
  fees or expenses)      7.05%               5.94%


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.82%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.04%
  Total operating expenses                                                 1.11%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $    113
  Year 3                                                                $    353
  Year 5                                                                $    612
  Year 10                                                               $  1,352


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan, CFA


-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since inception (2001)


-    Joined Wellington Management as an investment professional in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value,

    -  a strong management team, and

    -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1996, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

1997    24.93%
1998     9.37%
1999     8.69%
2000    18.20%
2001    -2.79%
2002   -25.14%
2003    41.52%
2004    18.58%
2005     8.05%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.97% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.37% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                           SINCE INCEPTION
                      1 YEAR     5 YEARS    (MAY 1, 1996)
Class IB(1)             8.05%      5.70%             10.28%
Russell 3000
  Value Index
  (reflects no
  deduction for
  fees or
  expenses)             6.85%      5.86%             10.75%(2)
Russell 1000
  Value Index
  (reflects no
  deduction for
  fees or expenses)     7.05%      5.28%             10.65%(2)

(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

(2)  Return is from 4/30/96.

     INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

     The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IB
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                          0.62%
  Distribution and service (12b-1) fees                                    0.25%
  Other expenses                                                           0.03%
  Total operating expenses                                                 0.90%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        CLASS IB
EXPENSES
  (with or without redemption)
  Year 1                                                                $     92
  Year 3                                                                $    287
  Year 5                                                                $    498
  Year 10                                                               $  1,108


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill


-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

-    Joined Wellington Management as an investment professional in 1985


David R. Fassnacht

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries

-    Joined Wellington Management as an investment professional in 1991


James N. Mordy

-    Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, consumer staples and utilities sectors

-    Joined Wellington Management as an investment professional in 1985


David W. Palmer

-    Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, energy and specialty finance sectors and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S.Government Securities HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than Money Market HLS Fund, which invests in high-quality money market securities at all times as its principal investment strategy) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each fund (other than Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.

FOREIGN INVESTMENTS

Except as noted below, the funds, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. Index HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and not as part of its principal investment strategy. Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation HLS Fund, Global Communications HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Disciplined Equity HLS Fund, Equity Income HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had approximately $61 billion in assets under management as of December 31, 2005 HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.


LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

To date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management Company ("Hartford Investment Management").


Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.


Hartford Investment Management is the investment sub-adviser to High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


On May 23, 2006, a Special Meeting of Shareholders (the "Meeting") of Small Company HLS Fund will be held to vote on a proposal to approve a proposed sub-advisory agreement between HL Advisors and Hartford Investment Management, pursuant to which Hartford Investment Management would serve as an additional sub-adviser to Small Company HLS Fund and manage a portion of its assets. Wellington Management would continue to serve as a sub-adviser to Small Company HLS Fund. Shareholders of record on March 1, 2006 are entitled to notice of and to vote at the Meeting.

Wellington Management, which currently serves as Small Company HLS Fund's sole sub-adviser, does not have capacity to manage additional assets in the small cap growth strategy. As a result, with limited exceptions as described herein, Small Company HLS Fund no longer offers its Class IA and IB shares for investment to the public. If the proposal to add Hartford Investment Management as a sub-adviser is approved, it would permit Small Company HLS Fund to reopen its Class IA and Class IB shares to new investments.

For more detailed information concerning the proposal under consideration, please visit www.hartfordinvestor.com, or you may contact Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.


MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $100 Million                              0.700%
Amount Over $100 Million                        0.600%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $50 Million                               0.500%
Next $4.95 Billion                              0.450%
Next $5 Billion                                 0.430%
Amount Over $10 Billion                         0.420%

INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $2 Billion                                0.400%
Next $3 Billion                                 0.300%
Next $5 Billion                                 0.280%
Amount Over $10 Billion                         0.270%


(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $2 Billion                                0.450%
Next $3 Billion                                 0.400%
Next $5 Billion                                 0.380%
Amount Over $10 Billion                         0.370%

STOCK HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $250 Million                              0.525%
Next $250 Million                               0.500%
Next $500 Million                               0.475%
Amount Over $1 Billion                          0.450%

TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $250 Million                              0.525%
Next $250 Million                               0.500%
Next $500 Million                               0.475%
Next $4 Billion                                 0.450%
Next $5 Billion                                 0.430%
Amount Over $10 Billion                         0.420%

ADVISERS HLS FUND(2)

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $250 Million                              0.680%
Next $250 Million                               0.655%
Next $500 Million                               0.645%
Amount Over $1 Billion                          0.595%

(2) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $250 Million                              0.775%
Next $250 Million                               0.725%
Next $500 Million                               0.675%
Amount Over $1 Billion                          0.625%

EQUITY INCOME HLS FUND(3), GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $250 Million                              0.825%
Next $250 Million                               0.775%
Next $500 Million                               0.725%
Amount Over $1 Billion                          0.675%


(3) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.


HIGH YIELD HLS FUND(4)

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $250 Million                              0.775%
Next $250 Million                               0.725%
Next $500 Million                               0.675%
Next $4 Billion                                 0.625%
Next $5 Billion                                 0.605%
Amount Over $10 Billion                         0.595%


(4) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of its management fees until October 31, 2006.


FOCUS HLS FUND(5), GLOBAL COMMUNICATIONS HLS FUND(6), GLOBAL FINANCIAL SERVICES HLS FUND(6), GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------
First $250 Million                              0.850%
Next $250 Million                               0.800%
Amount Over $500 Million                        0.750%


(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.
(6) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive 0.40% of its management fees. This management fee waiver may be discontinued at any time.


For the year ended December 31, 2005, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                                            ANNUAL RATE
---------                                                            -----------
Hartford Advisers HLS Fund                                              0.63%(1)
Hartford Capital Appreciation HLS Fund                                  0.63%
Hartford Disciplined Equity HLS Fund                                    0.72%
Hartford Dividend and Growth HLS Fund                                   0.64%
Hartford Equity Income HLS Fund                                         0.83%
Hartford Focus HLS Fund                                                 0.85%
Hartford Global Advisers HLS Fund                                       0.76%
Hartford Global Communications HLS Fund                                 0.85%
Hartford Global Financial Services HLS Fund                             0.85%
Hartford Global Health HLS Fund                                         0.83%
Hartford Global Leaders HLS Fund                                        0.71%
Hartford Global Technology HLS Fund                                     0.85%
Hartford Growth HLS Fund                                                0.81%
Hartford Growth Opportunities HLS Fund                                  0.61%
Hartford High Yield HLS Fund                                            0.72%
Hartford Index HLS Fund                                                 0.39%
Hartford International Capital Appreciation HLS Fund                    0.85%
Hartford International Opportunities HLS Fund                           0.71%
Hartford International Small Company HLS Fund                           0.85%
Hartford MidCap HLS Fund                                                0.66%
Hartford MidCap Value HLS Fund                                          0.76%
Hartford Money Market HLS Fund                                          0.45%
Hartford Mortgage Securities HLS Fund                                   0.45%
Hartford Small Company HLS Fund                                         0.71%
Hartford SmallCap Growth HLS Fund                                       0.62%
Hartford Stock HLS Fund                                                 0.46%
Hartford Total Return Bond HLS Fund                                     0.46%
Hartford U.S. Government Securities HLS Fund                            0.45%
Hartford Value HLS Fund                                                 0.82%
Hartford Value Opportunities HLS Fund                                   0.64%

(1) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the period ending December 31, 2005.

FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB. Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.


Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.


A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

Each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, each fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a fund; (d) expenses relating to the development, preparation, printing, and mailing of fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding fund investment objectives and policies and other information about a fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.


The Distribution Plan was adopted by a majority vote of the respective fund's board of directors, including at least a majority of directors who are not interested persons of each fund as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each fund. The Distribution Plan will automatically terminate in the event of its assignment.


The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the funds' shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the funds. Because the fees paid by the funds under the Distribution Plan are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of

Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund, and in particular High Yield HLS Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Money Market HLS Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds.


The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.


In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

Hartford Life has developed and employs the following procedures with respect to restrictions on trading:


Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.


Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI contract holders exceeded their respective reallocation limit.


Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

                                                            FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND



                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05             12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------          -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     23.17          $     22.81      $     19.72   $     23.60      $     26.63
Net investment income (loss)(a)                    0.47                 0.48             0.41          0.46             0.50
Net realized and unrealized gain (loss)
  on investments(a)                                1.15                 0.30             3.16         (4.10)           (1.77)
                                            -----------          -----------      -----------   -----------      -----------
Total from investment operations(a)                1.62                 0.78             3.57         (3.64)           (1.27)

Less distributions:
  Dividends from net investment income(a)         (0.69)               (0.42)           (0.48)        (0.24)           (0.49)
  Distributions from net realized gain on
    investments(a)                                (1.04)                  --               --            --            (1.27)
  Distributions from capital(a)                   (0.36)                  --               --            --               --
                                            -----------          -----------      -----------   -----------      -----------
Total distributions(a)                            (2.09)               (0.42)           (0.48)        (0.24)           (1.76)
                                            -----------          -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                        (0.47)                0.36             3.09         (3.88)           (3.03)
Net asset value, end of period(a)           $     22.70          $     23.17      $     22.81   $     19.72      $     23.60
                                            ===========          ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                    6.97%                3.48%           18.20%       (13.99%)          (4.81%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $ 1,366,216          $ 1,462,319      $ 1,263,641   $   672,078      $   521,205
Ratio of expenses to average net assets(c)         0.90%(d),(e)         0.92%(d)         0.92%         0.90%(f)         0.84%(g)
Ratio of net investment income (loss) to
  average net assets                               1.72%                1.91%            1.78%         2.07%            2.33%
Portfolio turnover rate(h)                           89%                  36%              48%           47%              34%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.89% for the period ended December 31, 2005 and 0.91% for the period ended December 31, 2004.
(e) From May 1, 2005 through October 31, 2005, the fund's investment manager voluntarily agreed to waive 0.03% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05         12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------      -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     53.18      $     44.76      $     31.63   $     39.68      $     59.23
Net investment income (loss)(a)                    0.25             0.27             0.19          0.12             0.06
Net realized and unrealized gain (loss)
  on investments(a)                                7.59             8.26            13.10         (8.03)           (3.29)
                                            -----------      -----------      -----------   -----------      -----------
Total from investment operations(a)                7.84             8.53            13.29         (7.91)           (3.23)
Less distributions:
  Dividends from net investment income(a)         (0.33)           (0.11)           (0.16)        (0.14)           (0.23)
  Distributions from net realized gain on
    investments(a)                                (7.94)              --               --            --           (16.09)
  Distributions from capital(a)                      --               --               --            --               --
                                            -----------      -----------      -----------   -----------      -----------
Total distributions(a)                            (8.27)           (0.11)           (0.16)        (0.14)          (16.32)
                                            -----------      -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                        (0.43)            8.42            13.13         (8.05)          (19.55)
Net asset value, end of period(a)           $     52.75      $     53.18      $     44.76   $     31.63      $     39.68
                                            ===========      ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                   15.26%           19.07%           42.02%       (19.88%)          (7.10%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $ 2,793,612      $ 2,505,798      $ 1,579,399   $   588,013      $   393,241
Ratio of expenses to average net assets(c)         0.95%(d)         0.95%(d)         0.94%         0.92%(e)         0.86%(f)
Ratio of net investment income (loss) to
  average net assets                               0.53%            0.52%            0.52%         0.41%            0.39%
Portfolio turnover rate(g)                           97%              89%              94%           94%              92%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.92% for the period ended December 31, 2005 and 0.92% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.


HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05         12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------      -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     11.93      $     11.14      $      8.75   $     11.67      $     13.23
Net investment income (loss)(a)                    0.08             0.14             0.05          0.04             0.05
Net realized and unrealized gain (loss)
  on investments(a)                                0.68             0.76             2.43         (2.96)           (1.11)
                                            -----------      -----------      -----------   -----------      -----------
Total from investment operations(a)                0.76             0.90             2.48         (2.92)           (1.06)
Less distributions:
  Dividends from net investment income(a)         (0.11)           (0.11)           (0.09)           --               --
  Distributions from net realized gain
    on investments(a)                                --               --               --            --            (0.05)
  Distributions from capital(a)                      --               --               --            --               --
                                            -----------      -----------      -----------   -----------      -----------
Total distributions(a)                            (0.11)           (0.11)           (0.09)           --            (0.05)
                                            -----------      -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                         0.65             0.79             2.39         (2.92)           (1.56)
Net asset value, end of period(a)           $     12.58      $     11.93      $     11.14   $      8.75      $     11.67
                                            ===========      ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                    6.31%            8.14%           28.50%       (24.85%)          (8.18%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $   340,108      $   270,171      $   155,810   $    58,930      $    46,599
Ratio of expenses to average net assets(c)         0.99%(d)         1.00%(d)         1.03%         1.02%(e)         0.97%(f)
Ratio of net investment income (loss)
  to average net assets                            0.82%            1.28%            0.64%         0.42%            0.36%
Portfolio turnover rate(g)                           58%              62%              73%           92%              85%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.97% for the period ended December 31, 2005 and 0.99% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DIVIDEND AND GROWTH HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05         12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------      -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     20.76      $     18.72      $     15.07   $     18.79      $     21.24
Net investment income (loss)(a)                    0.29             0.27             0.21          0.24             0.39
Net realized and unrealized gain (loss)
  on investments(a)                                0.89             2.00             3.76         (3.66)           (1.25)
                                            -----------      -----------      -----------   -----------      -----------
Total from investment operations(a)                1.18             2.27             3.97         (3.42)           (0.86)
Less distributions:
  Dividends from net investment income(a)         (0.34)           (0.23)           (0.22)        (0.21)           (0.28)
  Distributions from net realized gain
    on investments(a)                             (0.92)              --            (0.10)        (0.09)           (1.31)
  Distributions from capital(a)                      --               --               --            --               --
                                            -----------      -----------      -----------   -----------      -----------
Total distributions(a)                            (1.26)           (0.23)           (0.32)        (0.30)           (1.59)
                                            -----------      -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                        (0.08)            2.04             3.65         (3.72)           (2.45)
Net asset value, end of period(a)           $     20.68      $     20.76      $     18.72   $     15.07      $     18.79
                                            ===========      ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                    5.70%           12.14%           26.48%       (14.42%)          (4.21%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $ 1,506,556      $ 1,393,412      $   902,779   $   327,617      $   153,848
Ratio of expenses to average net assets(c)         0.92%(d)         0.93%(d)         0.94%         0.92%(e)         0.86%(f)
Ratio of net investment income (loss) to
  average net assets                               1.45%            1.48%            1.36%         1.33%            1.48%
Portfolio turnover rate(g)                           26%              27%              31%           43%              61%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.91% for the period ended December 31, 2005 and 0.92% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing among the classes of shares issued.


HARTFORD EQUITY INCOME HLS FUND


                                                                                  CLASS IB - PERIODS ENDED:
                                                                                                              10/31/03-
                                                                     12/31/05              12/31/04          12/31/03(a)
                                                                   ------------          ------------       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $      11.62          $      10.74       $      10.00
Net investment income (loss)                                               0.17                  0.10               0.02
Net realized and unrealized gain (loss) on investments                     0.36                  0.88               0.74
                                                                   ------------          ------------       ------------
Total from investment operations                                           0.53                  0.98               0.76
Less distributions:
  Dividends from net investment income                                    (0.17)                (0.10)             (0.02)
  Distributions from net realized gain on investments                        --                    --                 --
  Distributions from capital                                                 --                    --                 --
                                                                   ------------          ------------       ------------
Total distributions                                                       (0.17)                (0.10)             (0.02)
                                                                   ------------          ------------       ------------
Net increase (decrease) in net asset value                                 0.36                  0.88               0.74
Net asset value, end of period                                     $      11.98          $      11.62       $      10.74
                                                                   ============          ============       ============
TOTAL RETURN(b)                                                            4.56%                 9.16%              7.59%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $     79,417          $     24,876       $      1,609
Ratio of expenses to average net assets(d)                                 1.01%(e),(f)          1.15%(e)           1.38%(g)
Ratio of net investment income (loss) to average net assets                2.03%                 1.74%              1.25%
Portfolio turnover rate(h)                                                   21%                   18%                 2%


(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.
(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.00% for the period ended December 31, 2005 and 1.13% for the period ended December 31, 2004.
(f) During this time period, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g)  Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD FOCUS HLS FUND


                                                                      CLASS IB - PERIODS ENDED:
                                                                                                               4/30/01-
                                             12/31/05            12/31/04        12/31/03      12/31/02       12/31/01(a)
                                            -----------         -----------     -----------   -----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)     $     10.13         $      9.86     $      7.71   $     10.37     $     10.00
Net investment income (loss)(b)                    0.04                0.08            0.02          0.02            0.01
Net realized and unrealized gain (loss)
  on investments(b)                                0.89                0.20            2.15         (2.67)           0.37
                                            -----------         -----------     -----------   -----------     -----------
Total from investment operations(b)                0.93                0.28            2.17         (2.65)           0.38
Less distributions:
  Dividends from net investment income(b)         (0.13)              (0.01)          (0.02)           --           (0.01)
  Distributions from net realized gain
    on investments(b)                             (0.40)                 --              --         (0.01)             --
  Distributions from capital(b)                      --                  --              --            --              --
                                            -----------         -----------     -----------   -----------     -----------
Total distributions(b)                            (0.53)              (0.01)          (0.02)        (0.01)          (0.01)
Net increase (decrease) in net asset        -----------         -----------     -----------   -----------     -----------
  value(b)                                         0.40                0.27            2.15         (2.66)           0.37

Net asset value, end of period(b)           $     10.53         $     10.13     $      9.86   $      7.71     $     10.37
                                            ===========         ===========     ===========   ===========     ===========
TOTAL RETURN(c)                                    9.60%               2.90%          28.05%       (24.76%)          3.83%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $    41,972         $    41,587     $    39,674   $    18,361     $     8,803
Ratio of expenses to average net assets(e)         1.16%(f),(g)        1.15%(f)        1.15%         1.11%(h)        1.13%(i),(j)
Ratio of net investment income (loss) to
  average net assets                               0.52%               0.81%           0.15%         0.17%           0.29%(i)
Portfolio turnover rate(k)                          136%                111%            129%          212%            113%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.
(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.14% for the period ended December 31, 2005 and 1.11% for the period ended December 31, 2004.
(h) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(i)  Annualized.
(j) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(k) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GLOBAL ADVISERS HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05         12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------      -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     12.44      $     11.09      $      9.12   $     10.05      $     11.47
Net investment income (loss)(a)                    0.23             0.14             0.11         (0.41)            0.44
Net realized and unrealized gain (loss)
  on investments(a)                               (0.14)            1.21             1.93         (0.52)           (1.16)
                                            -----------      -----------      -----------   -----------      -----------
Total from investment operations(a)                0.09             1.35             2.04         (0.93)           (0.72)
Less distributions:
  Dividends from net investment income(a)         (0.40)              --            (0.07)           --            (0.07)
  Distributions from net realized gain
    on investments(a)                                --               --               --            --            (0.63)
  Distributions from capital(a)                      --               --               --            --               --
                                            -----------      -----------      -----------   -----------      -----------
Total distributions(a)                            (0.40)              --            (0.07)           --            (0.70)
Net increase (decrease) in net asset        -----------      -----------      -----------   -----------      -----------
  value(a)                                        (0.31)            1.35             1.97         (0.93)           (1.42)

Net asset value, end of period(a)           $     12.41      $     12.44      $     11.09   $      9.12      $     10.05
                                            ===========      ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                    3.11%           12.13%           21.97%        (9.15%)          (6.42%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $    71,346      $    86,937      $    41,594   $    16,078      $    11,965
Ratio of expenses to average net assets(c)         1.09%(d)         1.09%(d)         1.09%         1.06%(e)         1.04%(f)
Ratio of net investment income (loss)
  to average net assets                            1.33%            1.02%            1.01%         1.82%            2.03%
Portfolio turnover rate(g)                          502%             511%             452%          288%             346%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.03% for the period ended December 31, 2005 and 1.03% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05             12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------          -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $      8.79          $      7.15      $      4.47   $      6.37      $     10.00
Net investment income (loss)(a)                    0.23                 0.15             0.01          0.01             0.02
Net realized and unrealized gain (loss)
  on investments(a)                                1.35                 1.49             2.67         (1.89)           (3.62)
                                            -----------          -----------      -----------   -----------      -----------
Total from investment operations(a)                1.58                 1.64             2.68         (1.88)           (3.60)
Less distributions:
  Dividends from net investment income(a)         (0.33)                  --               --         (0.02)           (0.03)
  Distributions from net realized gain on
    investments(a)                                (0.02)                  --               --            --               --
  Distributions from capital(a)                      --                   --               --            --               --
                                            -----------          -----------      -----------   -----------      -----------
Total distributions(a)                            (0.35)                  --               --         (0.02)           (0.03)
                                            -----------          -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                         1.23                 1.64             2.68         (1.90)           (3.63)
Net asset value, end of period(a)           $     10.02          $      8.79      $      7.15   $      4.47      $      6.37
                                            ===========          ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                   18.32%               22.90%           59.97%       (29.50%)         (35.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $    12,412          $    12,119      $    10,288   $     2,707      $     1,584
Ratio of expenses to average net assets(c)         1.09%(d),(e)         1.26%(d)         1.26%         1.24%(f)         1.10%(g)
Ratio of net investment income (loss) to
  average net assets                               2.26%                1.58%           (0.06%)        0.43%            0.20%
Portfolio turnover rate(h)                           66%                  85%              90%          100%              95%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.06 for the period ended December 31, 2005 and 1.24% for the period ended December 31, 2004.
(e) Effective September 1, 2005, the fund's investment manager voluntarily agreed to waive 0.45% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05             12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------          -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     10.79          $      9.63      $      7.50   $      9.36      $     10.00
Net investment income (loss)(a)                    0.15                 0.17             0.11          0.07             0.04
Net realized and unrealized gain (loss)
  on investments(a)                                0.93                 0.99             2.13         (1.86)           (0.65)
                                            -----------          -----------      -----------   -----------      -----------
Total from investment operations(a)                1.08                 1.16             2.24         (1.79)           (0.61)
Less distributions:
  Dividends from net investment income(a)         (0.31)                  --            (0.11)        (0.07)           (0.03)
  Distributions from net realized gain on
    investments(a)                                (0.01)                  --               --            --               --
  Distributions from capital(a)                      --                   --               --            --               --
                                            -----------          -----------      -----------   -----------      -----------
Total distributions(a)                            (0.32)                  --            (0.11)        (0.07)           (0.03)
                                            -----------          -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                         0.76                 1.16             2.13         (1.86)           (0.64)
Net asset value, end of period(a)           $     11.55          $     10.79      $      9.63   $      7.50      $      9.36
                                            ===========          ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                   10.14%               12.07%           29.96%       (19.04%)          (5.91%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $    18,131          $    19,773      $    16,056   $     6,477      $     3,392
Ratio of expenses to average net assets(c)         1.06%(d),(e)         1.23%(d)         1.23%         1.38%(f)         1.11%(g)
Ratio of net investment income (loss) to
  average net assets                               1.31%                1.59%            1.38%         0.88%            0.86%
Portfolio turnover rate(h)                           22%                  77%             120%           80%             119%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.05% for the period ended December 31, 2005 and 1.19% for the period ended December 31, 2004.
(e) Effective September 1, 2005, the fund's investment manager voluntarily agreed to waive 0.45% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL HEALTH HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05             12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------          -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     16.78          $     15.43      $     11.85   $     14.68      $     14.41
Net investment income (loss)(a)                   (0.01)               (0.01)              --          0.01            (0.03)
Net realized and unrealized gain (loss) on
  investments(a)                                   1.90                 1.90             3.78         (2.81)            0.30
                                            -----------          -----------      -----------   -----------      -----------
Total from investment operations(a)                1.89                 1.89             3.78         (2.80)            0.27
Less distributions:
  Dividends from net investment income(a)            --                   --               --            --               --
  Distributions from net realized gain on
    investments(a)                                (1.20)               (0.54)           (0.20)        (0.03)              --
  Distributions from capital(a)                      --                   --               --            --               --
                                            -----------          -----------      -----------   -----------      -----------
Total distributions(a)                            (1.20)               (0.54)           (0.20)        (0.03)              --
                                            -----------          -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                         0.69                 1.35             3.58         (2.83)            0.27
Net asset value, end of period(a)           $     17.47          $     16.78      $     15.43   $     11.85      $     14.68
                                            ===========          ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                   12.15%               12.52%           31.98%       (17.16%)           1.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $   123,593          $   125,592      $   103,592   $    48,470      $    35,781
Ratio of expenses to average net assets(c)         1.12%(d)             1.13%(d)         1.14%         1.13%(e)         1.07%(f)
Ratio of net investment income (loss) to
  average net assets                              (0.13%)              (0.18%)          (0.10%)       (0.13%)          (0.12%)
Portfolio turnover rate(g)                           46%                  46%              37%           60%              62%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.11% for the period ended December 31, 2005 and 1.11% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GLOBAL LEADERS HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                             12/31/05             12/31/04         12/31/03      12/31/02         12/31/01
                                            -----------          -----------      -----------   -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)     $     18.32          $     15.47      $     11.47   $     14.40      $     17.57
Net investment income (loss)(a)                    0.07                 0.10             0.04          0.12             0.08
Net realized and unrealized gain (loss)
  on investments(a)                                0.35                 2.82             4.00         (2.96)           (3.02)
                                            -----------          -----------      -----------   -----------      -----------
Total from investment operations(a)                0.42                 2.92             4.04         (2.84)           (2.94)
Less distributions:
  Dividends from net investment income(a)         (0.08)               (0.07)           (0.04)        (0.09)           (0.06)
  Distributions from net realized gain on
    investments(a)                                   --                   --               --            --            (0.17)
  Distributions from capital(a)                      --                   --               --            --               --
                                            -----------          -----------      -----------   -----------      -----------
Total distributions(a)                            (0.08)               (0.07)           (0.04)        (0.09)           (0.23)
                                            -----------          -----------      -----------   -----------      -----------
Net increase (decrease) in net asset
  value(a)                                         0.34                 2.85             4.00         (2.93)           (3.17)
Net asset value, end of period(a)           $     18.66          $     18.32      $     15.47   $     11.47      $     14.40
                                            ===========          ===========      ===========   ===========      ===========
TOTAL RETURN(b)                                    2.33%               18.89%           35.24%       (19.70%)         (16.73%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $   280,050          $   273,202      $   129,315   $    55,421      $    49,356
Ratio of expenses to average net assets(c)         1.02%(d)             1.03%(d)         1.05%         1.03%(e)         0.99%(f)
Ratio of net investment income (loss) to
  average net assets                               0.48%                0.58%            0.29%         0.84%            0.53%
Portfolio turnover rate(g)                          262%                 255%             292%          324%             363%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.93% for the period ended December 31, 2005 and 0.93% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL TECHNOLOGY HLS FUND


                                                                     CLASS IB - PERIODS ENDED:
                                              12/31/05          12/31/04         12/31/03       12/31/02          12/31/01
                                             ----------        ----------       ----------     ----------        ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)      $     4.90        $     4.84       $     3.01     $     4.90        $     6.36
Net investment income (loss)(a)                   (0.03)             0.01               --          (0.04)            (0.02)
Net realized and unrealized gain (loss)
  on investments(a)                                0.56              0.05             1.83          (1.85)            (1.44)
                                             ----------        ----------       ----------     ----------        ----------
Total from investment operations(a)                0.53              0.06             1.83          (1.89)            (1.46)
Less distributions:
  Dividends from net investment income(a)            --                --               --             --                --
  Distributions from net realized gain
    on investments(a)                                --                --               --             --                --
  Distributions from capital(a)                      --                --               --             --                --
                                             ----------        ----------       ----------     ----------        ----------
Total distributions(a)                               --                --               --             --                --
                                             ----------        ----------       ----------     ----------        ----------
Net increase (decrease) in net
  asset value(a)                                   0.53              0.06             1.83          (1.89)            (1.46)
Net asset value, end of period(a)            $     5.43        $     4.90       $     4.84     $     3.01        $     4.90
                                             ==========        ==========       ==========     ==========        ==========
TOTAL RETURN(b)                                   10.88%             1.10%           61.10%        (38.69%)          (22.95%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $   44,554        $   46,112       $   44,432     $   13,609        $   16,712
Ratio of expenses to average net assets(c)         1.20%(d)          1.16%(d)         1.15%          1.13%(e)          1.07%(f)
Ratio of net investment income (loss) to
  average net assets                              (0.66%)            0.06%           (0.80%)        (0.92%)           (0.67%)
Portfolio turnover rate(g)                          117%              164%             157%           155%              240%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.16% for the period ended December 31, 2005 and 1.08% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GROWTH HLS FUND


                                                                CLASS IB - PERIODS ENDED:
                                                                                                 4/30/02-
                                              12/31/05          12/31/04          12/31/03      12/31/02(a)
                                             ----------        ----------        ----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $    12.38        $    11.11        $     8.64     $     10.00
Net investment income (loss)                      (0.03)             0.01             (0.02)             --
Net realized and unrealized gain (loss)
  on investments                                   0.55              1.35              2.83           (1.36)
                                             ----------        ----------        ----------     -----------
Total from investment operations                   0.52              1.36              2.81           (1.36)
Less distributions:
  Dividends from net investment income               --                --                --              --
  Distributions from net realized gain
    on investments                                (0.48)            (0.09)            (0.34)             --
  Distributions from capital                         --                --                --              --
                                             ----------        ----------        ----------     -----------
Total distributions                               (0.48)            (0.09)            (0.34)             --
                                             ----------        ----------        ----------     -----------
Net increase (decrease) in net asset value         0.04              1.27              2.47           (1.36)
Net asset value, end of period               $    12.42        $    12.38        $    11.11     $      8.64
                                             ==========        ==========        ==========     ===========
TOTAL RETURN(b)                                    4.42%            12.21%            32.48%         (13.57%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  206,105        $  170,895        $   90,188     $     7,937
Ratio of expenses to average net assets(d)         1.09%(e)          1.11%(e)          1.13%           1.24%(f)
Ratio of net investment income (loss) to
  average net assets                              (0.23%)           (0.16%)           (0.45%)         (0.25%)(f)
Portfolio turnover rate(g)                           76%               79%              111%             76%


(a)  The fund commenced operations on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.
(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.07% for the period ended December 31, 2005 and 1.08% for the period ended December 31, 2004.
(f)  Annualized
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                CLASS IB - PERIODS ENDED:
                                                                                                 04/30/02-
                                              12/31/05          12/31/04          12/31/03      12/31/02(a)
                                             ----------        ----------        ----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $    27.44        $    23.48        $    16.37     $     21.16
Net investment income (loss)                       0.04              0.03             (0.01)          (0.01)
Net realized and unrealized gain (loss)
  on investments                                   4.35              3.93              7.12           (4.78)
                                             ----------        ----------        ----------     -----------
Total from investment operations                   4.39              3.96              7.11           (4.79)
Less distributions:
  Dividends from net investment income               --                --                --              --
  Distributions from net realized gain
    on investments                                (1.98)               --                --              --
  Distributions from capital                         --                --                --              --
                                             ----------        ----------        ----------     -----------
Total distributions                               (1.98)               --                --              --
                                             ----------        ----------        ----------     -----------
Net increase (decrease) in net asset value         2.41              3.96              7.11           (4.79)
Net asset value, end of period               $    29.85        $    27.44        $    23.48     $     16.37
                                             ==========        ==========        ==========     ===========
TOTAL RETURN(b)                                   16.02%            16.89%            43.43%         (22.65%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  179,308        $  112,896        $   59,686     $     5,287
Ratio of expenses to average net assets(d)         0.89%(e)          0.88%(e)          0.89%           0.84%(f)
Ratio of net investment income (loss) to
  average net assets                               0.06%            (0.03%)           (0.30%)         (0.10%)(f)
Portfolio turnover rate(g)                          140%              137%              145%            189%


(a)  Class IB shares were first offered on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.
(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.84% for the period ended December 31, 2005 and 0.82% for the period ended December 31, 2004.
(f)  Annualized.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD HIGH YIELD HLS FUND


                                                                         CLASS IB - PERIODS ENDED:
                                              12/31/05            12/31/04          12/31/03       12/31/02          12/31/01
                                             ----------          ----------        ----------     ----------        ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)      $    10.17          $     9.98        $     8.44     $     9.61        $     9.38
Net investment income (loss)(a)                    0.76                0.64              0.28           0.49              0.84
Net realized and unrealized gain (loss)
  on investments(a)                               (0.59)               0.03              1.63          (1.61)            (0.60)
                                             ----------          ----------        ----------     ----------        ----------
Total from investment operations(a)                0.17                0.67              1.91          (1.12)             0.24
Less distributions:
  Dividends from net investment income(a)         (0.64)              (0.48)            (0.37)         (0.05)            (0.01)
  Distributions from net realized gain
    on investments(a)                                --                  --                --             --                --
  Distributions from capital(a)                      --                  --                --             --                --
                                             ----------          ----------        ----------     ----------        ----------
Total distributions(a)                            (0.64)              (0.48)            (0.37)         (0.05)            (0.01)
                                             ----------          ----------        ----------     ----------        ----------
Net increase (decrease) in net asset
  value(a)                                         0.47                0.19              1.54          (1.17)             0.23
Net asset value, end of period(a)            $     9.70          $    10.17        $     9.98     $     8.44        $     9.61
                                             ==========          ==========        ==========     ==========        ==========
TOTAL RETURN(b)                                    1.85%               7.14%            22.88%         (7.14%)            2.54%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  272,538          $  309,672        $  259,544     $   57,084        $   25,901
Ratio of expenses to average net assets(c)         1.01%(d),(e)        1.02%(d)          1.03%          1.05%(f)          0.99%(g)
Ratio of net investment income (loss) to
  average net assets                               6.25%               6.06%             6.75%          9.10%             9.52%
Portfolio turnover rate(h)                          138%                 92%               44%            60%               63%
Current Yield(i)                                   7.03%               5.18%             5.86%          8.91%            10.69%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.01% for the period ended December 31, 2005 and 1.02% for the period ended December 31, 2004.
(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.05% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(i) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD INDEX HLS FUND


                                                                       CLASS IB - PERIODS ENDED:
                                              12/31/05           12/31/04          12/31/03       12/31/02       12/31/01
                                             ----------         ----------        ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)      $    32.02         $    29.49        $    23.39     $    31.75     $    37.20
Net investment income (loss)(a)                    0.40               0.44              0.31           0.28           0.30
Net realized and unrealized gain (loss)
  on investments(a)                                0.93               2.53              6.19          (8.30)         (4.91)
                                             ----------         ----------        ----------     ----------     ----------
Total from investment operations(a)                1.33               2.97              6.50          (8.02)         (4.61)
Less distributions:
  Dividends from net investment income(a)         (0.51)             (0.34)            (0.32)         (0.24)         (0.25)
  Distributions from net realized gain
    on investments(a)                             (1.00)             (0.10)            (0.08)         (0.10)         (0.59)
  Distributions from capital(a)                      --                 --                --             --             --
                                             ----------         ----------        ----------     ----------     ----------
Total distributions(a)                            (1.51)             (0.44)            (0.40)         (0.34)         (0.84)
                                             ----------         ----------        ----------     ----------     ----------
Net increase (decrease) in net asset
  value(a)                                        (0.18)              2.53              6.10          (8.36)         (5.45)
Net asset value, end of period(a)            $    31.84         $    32.02        $    29.49     $    23.39     $    31.75
                                             ==========         ==========        ==========     ==========     ==========
TOTAL RETURN(b)                                    4.24%             10.12%            27.81%        (22.63%)       (12.47%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  263,579         $  252,959        $  195,900     $   68,832     $   46,056
Ratio of expenses to average net assets(c)         0.67%(d),(e)       0.69%(d)          0.69%          0.67%(f)       0.61%(g)
Ratio of net investment income (loss) to
  average net assets                               1.21%              1.35%             1.15%          0.95%          0.73%
Portfolio turnover rate(h)                            5%                 5%                3%            15%             5%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.67% for the period ended December 31, 2005 and 0.69% for the period ended December 31, 2004.
(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.


HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND


                                                                   CLASS IB - PERIODS ENDED:
                                                                                                          4/30/01-
                                              12/31/05       12/31/04       12/31/03       12/31/02      12/31/01(a)
                                             ----------     ----------     ----------     ----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)      $    12.37     $    10.16     $     7.08     $     8.59     $     10.00
Net investment income (loss)(b)                    0.06           0.06             --           0.01            0.01
Net realized and unrealized gain (loss)
  on investments(b)                                0.61           2.39           3.58          (1.51)          (1.41)
                                             ----------     ----------     ----------     ----------     -----------
Total from investment operations(b)                0.67           2.45           3.58          (1.50)          (1.40)
Less distributions:
  Dividends from net investment income(b)         (0.06)            --             --          (0.01)          (0.01)
  Distributions from net realized gain
    on investments(b)                             (0.58)         (0.24)         (0.50)            --              --
  Distributions from capital(b)                      --             --             --             --              --
                                             ----------     ----------     ----------     ----------     -----------
Total distributions(b)                            (0.64)         (0.24)         (0.50)         (0.01)          (0.01)
                                             ----------     ----------     ----------     ----------     -----------
Net increase (decrease) in net asset
  value(b)                                         0.03           2.21           3.08          (1.51)          (1.41)
Net asset value, end of period(b)            $    12.40     $    12.37     $    10.16     $     7.08     $      8.59
                                             ==========     ==========     ==========     ==========     ===========
TOTAL RETURN(c)                                    5.89%         24.40%         50.65%        (17.40%)        (14.08%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  244,572     $  137,183     $   63,698     $   13,878     $     5,075
Ratio of expenses to average net assets(e)         1.18%(f)       1.22%(f)       1.26%          1.49%(g)        1.18%(h),(i)
Ratio of net investment income (loss) to
  average net assets                               0.79%          0.61%         (0.02%)         0.36%           0.24%(h)
Portfolio turnover rate(j)                          179%           215%           244%           285%            191%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.
(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.11% for the period ended December 31, 2005 and 1.14% for the period ended December 31, 2004.
(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h)  Annualized.
(i) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(j) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                                                                        CLASS IB - PERIODS ENDED:
                                                12/31/05         12/31/04           12/31/03      12/31/02          12/31/01
                                               ----------       ----------        ----------     ----------        ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)        $    11.83       $    10.09        $     7.66     $     9.51        $    13.65
Net investment income (loss)(a)                      0.13             0.08              0.07           0.14              0.12
Net realized and unrealized gain
  (loss) on investments(a)                           1.56             1.72              2.43          (1.91)            (2.63)
                                               ----------       ----------        ----------     ----------        ----------
Total from investment operations(a)                  1.69             1.80              2.50          (1.77)            (2.51)
Less distributions:
  Dividends from net investment income(a)              --            (0.06)            (0.07)         (0.08)            (0.02)
  Distributions from net realized gain
    on investments(a)                                  --               --                --             --             (1.61)
  Distributions from capital(a)                        --               --                --             --                --
                                               ----------       ----------        ----------     ----------        ----------
Total distributions(a)                                 --            (0.06)            (0.07)         (0.08)            (1.63)
                                               ----------       ----------        ----------     ----------        ----------
Net increase (decrease) in net asset value(a)        1.69             1.74              2.43          (1.85)            (4.14)
Net asset value, end of period(a)              $    13.52       $    11.83        $    10.09     $     7.66        $     9.51
                                               ==========       ==========        ==========     ==========        ==========
TOTAL RETURN(b)                                     14.33%           17.79%            32.76%        (18.12%)          (18.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $  319,626       $  247,752        $   76,246     $   26,641        $   22,277
Ratio of expenses to average net assets(c)           1.03%(d)         1.05%(d)          1.08%          1.04%(e)          0.99%(f)
Ratio of net investment income (loss)
  to average net assets                              0.97%            0.88%             0.83%          1.00%             0.92%
Portfolio turnover rate(g)                            120%             142%              144%           161%              144%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.99% for the period ended December 31, 2005 and 0.99% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.


HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                                CLASS IB - PERIODS ENDED:
                                                                                                            4/30/01-
                                                12/31/05       12/31/04       12/31/03       12/31/02      12/31/01(a)
                                               ----------     ----------     ----------     ----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)        $    14.42     $    12.56     $     8.86     $     9.38     $     10.00
Net investment income (loss)(b)                      0.08           0.14           0.08           0.01            0.03
Net realized and unrealized gain (loss)
  on investments(b)                                  2.40           1.94           4.64          (0.53)          (0.64)
                                               ----------     ----------     ----------     ----------     -----------
Total from investment operations(b)                  2.48           2.08           4.72          (0.52)          (0.61)
Less distributions:
  Dividends from net investment income(b)           (0.34)            --          (0.09)            --           (0.01)
  Distributions from net realized gain on
    investments(b)                                  (1.85)         (0.22)         (0.93)            --              --
  Distributions from capital(b)                        --             --             --             --              --
                                               ----------     ----------     ----------     ----------     -----------
Total distributions(b)                              (2.19)         (0.22)         (1.02)            --           (0.01)
                                               ----------     ----------     ----------     ----------     -----------
Net increase (decrease) in net asset value(b)        0.29           1.86           3.70          (0.52)          (0.62)
Net asset value, end of period(b)              $    14.71     $    14.42     $    12.56     $     8.86     $      9.38
                                               ==========     ==========     ==========     ==========     ===========
TOTAL RETURN(c)                                     18.30%         16.67%         53.35%         (5.30%)         (6.09%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $   92,157     $   54,750     $   22,704     $    5,130     $       768
Ratio of expenses to average net assets(e)           1.25%(f)       1.33%(f)       1.48%          1.96%(g)        1.18%(h),(i)
Ratio of net investment income (loss) to
  average net assets                                 0.97%          1.28%          1.10%         (0.01%)          0.83%(h)
Portfolio turnover rate(j)                             95%           119%           150%           183%            168%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.
(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.22% for the period ended December 31, 2005 and 1.26% for the period ended December 31, 2004.
(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h)  Annualized.
(i) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(j) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MIDCAP HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                               12/31/05      12/31/04      12/31/03    12/31/02      12/31/01
                                                               ---------     ---------     ---------   ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $   28.42     $   24.50     $   17.84   $   20.84     $   24.62
Net investment income (loss)(a)                                     0.02          0.08         (0.01)         --            --
Net realized and unrealized gain (loss) on investments(a)           4.59          3.87          6.67       (3.00)        (0.98)
                                                               ---------     ---------     ---------   ---------     ---------
Total from investment operations(a)                                 4.61          3.95          6.66       (3.00)        (0.98)
Less distributions:
  Dividends from net investment income(a)                          (0.02)        (0.03)           --          --            --
  Distributions from net realized gain on investments(a)           (4.48)           --            --          --         (2.80)
  Distributions from capital(a)                                       --            --            --          --            --
                                                               ---------     ---------     ---------   ---------     ---------
Total distributions(a)                                             (4.50)        (0.03)           --          --         (2.80)
                                                               ---------     ---------     ---------   ---------     ---------
Net increase (decrease) in net asset value(a)                       0.11          3.92          6.66       (3.00)        (3.78)
Net asset value, end of period(a)                              $   28.53     $   28.42     $   24.50   $   17.84     $   20.84
                                                               =========     =========     =========   =========     =========
TOTAL RETURN(b)                                                    16.49%        16.15%        37.33%     (14.42%)       (3.79%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 254,833     $ 221,727     $ 179,439   $  89,336     $ 117,396
Ratio of expenses to average net assets(c)                          0.95%(d)      0.95%(d)      0.97%       0.94%(e)      0.88%(f)
Ratio of net investment income (loss) to average net assets         0.14%         0.22%        (0.05%)     (0.14%)       (0.06%)
Portfolio turnover rate(g)                                            70%           60%           75%         90%          117%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.93% for the period ended December 31, 2005 and 0.93% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.


HARTFORD MIDCAP VALUE HLS FUND


                                                                                CLASS IB - PERIODS ENDED:
                                                                                                                  4/30/01-
                                                            12/31/05      12/31/04      12/31/03   12/31/02      12/31/01(a)
                                                            ---------     ---------     ---------  ---------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                     $   14.08     $   12.32     $    8.62  $    9.94     $     10.00
Net investment income (loss)(b)                                 (0.01)         0.02          0.01       0.01            0.01
Net realized and unrealized gain (loss) on investments(b)        1.27          1.93          3.69      (1.32)          (0.06)
                                                            ---------     ---------     ---------  ---------     -----------
Total from investment operations(b)                              1.26          1.95          3.70      (1.31)          (0.05)
Less distributions:
  Dividends from net investment income(b)                       (0.01)           --            --      (0.01)          (0.01)
  Distributions from net realized gain on investments(b)        (1.37)        (0.19)           --         --              --
  Distributions from capital(b)                                    --            --            --         --              --
                                                            ---------     ---------     ---------  ---------     -----------
Total distributions(b)                                          (1.38)        (0.19)           --      (0.01)          (0.01)
                                                            ---------     ---------     ---------  ---------     -----------
Net increase (decrease) in net asset value(b)                   (0.12)         1.76          3.70      (1.32)          (0.06)
Net asset value, end of period(b)                           $   13.96     $   14.08     $   12.32  $    8.62     $      9.94
                                                            =========     =========     =========  =========     ===========
TOTAL RETURN(c)                                                  9.71%        16.01%        42.93%    (13.21%)         (0.52%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $ 391,264     $ 435,812     $ 318,093  $  98,964     $    25,185
Ratio of expenses to average net assets(e)                       1.04%(f)      1.05%(f)      1.08%      1.12%(g)        1.08%(h),(i)
Ratio of net investment income (loss) to average net assets      0.10%         0.09%           --       0.12%           0.29%(h)
Portfolio turnover rate(j)                                         49%           87%           59%        42%             32%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.
(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.03% for the period ended December 31, 2005 and 1.03% for the period ended December 31, 2004.

(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h)  Annualized.
(i) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(j) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MONEY MARKET HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                               12/31/05      12/31/04      12/31/03   12/31/02      12/31/01
                                                               ---------     ---------     ---------  ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    1.00     $    1.00     $    1.00  $    1.00     $    1.00
Net investment income (loss)                                        0.03            --            --       0.01          0.04
Net realized and unrealized gain (loss) on investments                --            --            --         --            --
                                                               ---------     ---------     ---------  ---------     ---------
Total from investment operations                                    0.03            --            --       0.01          0.04
Less distributions:
  Dividends from net investment income                             (0.03)           --            --      (0.01)        (0.04)
  Distributions from net realized gain on investments                 --            --            --         --            --
  Distributions from capital                                          --            --            --         --            --
                                                               ---------     ---------     ---------  ---------     ---------
Total distributions                                                (0.03)           --            --      (0.01)        (0.04)
                                                               ---------     ---------     ---------  ---------     ---------
Net increase (decrease) in net asset value                            --            --            --         --            --
Net asset value, end of period                                 $    1.00     $    1.00     $    1.00  $    1.00     $    1.00
                                                               =========     =========     =========  =========     =========
TOTAL RETURN(a)                                                     2.58%         0.69%         0.50%      1.24%         3.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 264,040     $ 252,808     $ 240,930  $ 261,914     $ 152,129
Ratio of expenses to average net assets(b)                          0.75%(c)      0.73%(c)      0.74%      0.72%(d)      0.66%(e)
Ratio of net investment income (loss) to average net assets         2.54%         0.68%         0.50%      1.20%         3.40%
Current Yield(f)                                                    3.65%         1.54%         0.43%      0.75%         1.62%
Effective Yield(f)                                                  3.72%         1.55%         0.44%      0.76%         1.64%



(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.
(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74% for the period ended December 31, 2005 and 0.73% for the period ended December 31, 2004.
(d) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.


HARTFORD MORTGAGE SECURITIES HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                               12/31/05      12/31/04      12/31/03   12/31/02      12/31/01
                                                               ---------     ---------     ---------  ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $   11.61     $   11.75     $   11.94  $   11.50     $   11.36
Net investment income (loss)(a)                                     0.53          0.45          0.38       0.31          0.50
Net realized and unrealized gain (loss) on investments(a)          (0.29)        (0.02)        (0.14)      0.18          0.31
                                                               ---------     ---------     ---------  ---------     ---------
Total from investment operations(a)                                 0.24          0.43          0.24       0.49          0.81
Less distributions:
  Dividends from net investment income(a)                          (0.45)        (0.55)        (0.37)     (0.05)        (0.67)
  Distributions from net realized gain on investments(a)              --         (0.02)        (0.06)        --            --
  Distributions from capital(a)                                       --            --            --         --            --
                                                               ---------     ---------     ---------  ---------     ---------
Total distributions(a)                                             (0.45)        (0.57)        (0.43)     (0.05)        (0.67)
                                                               ---------     ---------     ---------  ---------     ---------
Net increase (decrease) in net asset value(a)                      (0.21)        (0.14)        (0.19)      0.44          0.14
Net asset value, end of period(a)                              $   11.40     $   11.61     $   11.75  $   11.94     $   11.50
                                                               =========     =========     =========  =========     =========
TOTAL RETURN(b)                                                     2.11%         3.86%         2.03%      7.89%         7.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 163,031     $ 180,232     $ 180,982  $ 116,549     $  26,121
Ratio of expenses to average net assets(c)                          0.74%(d)      0.74%(d)      0.74%      0.73%(e)      0.66%(f)
Ratio of net investment income (loss) to average net assets         4.00%         3.04%         2.59%      3.62%         5.46%
Portfolio turnover rate(g)                                           131%          100%          111%       339%          233%
Current Yield(h)                                                    4.23%         4.37%         4.04%      3.07%         4.67%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74% for the period ended December 31, 2005 and 0.74% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
(h) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD SMALL COMPANY HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                               12/31/05      12/31/04      12/31/03   12/31/02      12/31/01
                                                               ---------     ---------     ---------  ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $   16.06     $   14.35     $    9.23  $   13.26     $   16.83
Net investment income (loss)(a)                                    (0.03)        (0.09)        (0.04)     (0.06)        (0.01)
Net realized and unrealized gain (loss) on investments(a)           3.35          1.80          5.16      (3.97)        (2.53)
                                                               ---------     ---------     ---------  ---------     ---------
Total from investment operations(a)                                 3.32          1.71          5.12      (4.03)        (2.54)
Less distributions:
  Dividends from net investment income(a)                             --            --            --         --            --
  Distributions from net realized gain on investments(a)              --            --            --         --         (1.03)
  Distributions from capital(a)                                       --            --            --         --            --
                                                               ---------     ---------     ---------  ---------     ---------
Total distributions(a)                                                --            --            --         --         (1.03)
                                                               ---------     ---------     ---------  ---------     ---------
Net increase (decrease) in net asset value(a)                       3.32          1.71          5.12      (4.03)        (3.57)

Net asset value, end of period(a)                              $   19.38     $   16.06     $   14.35  $    9.23     $   13.26
                                                               =========     =========     =========  =========     =========
TOTAL RETURN(b)                                                    20.71%        11.90%        55.48%    (30.39%)      (15.07%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 220,310     $ 230,452     $ 190,456  $  66,378     $  59,371
Ratio of expenses to average net assets(c)                          1.00%(d)      1.00%(d)      1.01%      1.00%(e)      0.94%(f)
Ratio of net investment income (loss) to average net assets        (0.34%)       (0.66%)       (0.74%)    (0.53%)       (0.15%)
Portfolio turnover rate(g)                                           106%          141%          171%       222%          227%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.96% for the period ended December 31, 2005 and 0.95% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.


HARTFORD SMALLCAP GROWTH HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                                                                                    4/30/02-
                                                                12/31/05           12/31/04          12/31/03      12/31/02(a)
                                                               -----------        -----------       ----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $     20.21        $     17.55       $    11.73     $     15.96
Net investment income (loss)                                          0.02               0.03            (0.01)          (0.01)
Net realized and unrealized gain (loss) on investments                2.15               2.63             5.83           (4.22)
                                                               -----------        -----------       ----------     -----------
Total from investment operations                                      2.17               2.66             5.82           (4.23)
Less distributions:
  Dividends from net investment income                               (0.03)                --               --              --
  Distributions from net realized gain on investments                (1.22)                --               --              --
  Distributions from capital                                         (0.30)                --               --              --
                                                               -----------        -----------       ----------     -----------
Total distributions                                                  (1.55)                --               --              --
                                                               -----------        -----------       ----------     -----------
Net increase (decrease) in net asset value                            0.62               2.66             5.82           (4.23)
Net asset value, end of period                                 $     20.83        $     20.21       $    17.55     $     11.73
                                                               ===========        ===========       ==========     ===========
TOTAL RETURN(b)                                                      10.78%             15.14%           49.70%         (26.51%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $   271,859        $   201,589       $   74,592     $     7,150
Ratio of expenses to average net assets(d)                            0.88%(e)           0.89%(e)         0.91%           0.89%(f)
Ratio of net investment income (loss) to average net assets          (0.05%)             0.02%           (0.26%)         (0.13%)(f)
Portfolio turnover rate(g)                                              77%                88%             101%             99%


(a)  Class IB shares were first offered on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.
(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.87% for the period ended December 31, 2005 and 0.88% for the period ended December 31, 2004.
(f)  Annualized.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD STOCK HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                               12/31/05      12/31/04      12/31/03   12/31/02      12/31/01
                                                               ---------     ---------     ---------  ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $   45.59     $   44.29     $   35.42  $   47.31     $   58.79
Net investment income (loss)(a)                                     0.51          0.64          0.38       0.38          0.46
Net realized and unrealized gain (loss) on investments(a)           3.74          1.08          8.88     (11.95)        (7.57)
                                                               ---------     ---------     ---------  ---------     ---------
Total from investment operations(a)                                 4.25          1.72          9.26     (11.57)        (7.11)
Less distributions:
  Dividends from net investment income(a)                          (0.74)        (0.42)        (0.39)     (0.32)        (0.32)
  Distributions from net realized gain on investments(a)              --            --            --         --         (4.05)
  Distributions from capital(a)                                       --            --            --         --            --
                                                               ---------     ---------     ---------  ---------     ---------
Total distributions(a)                                             (0.74)        (0.42)        (0.39)     (0.32)        (4.37)
                                                               ---------     ---------     ---------  ---------     ---------
Net increase (decrease) in net asset value(a)                       3.51          1.30          8.87     (11.89)       (11.48)
Net asset value, end of period(a)                              $   49.10     $   45.59     $   44.29  $   35.42     $   47.31
                                                               =========     =========     =========  =========     =========
TOTAL RETURN(b)                                                     9.35%         3.91%        26.16%    (24.42%)      (12.39%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 770,163     $ 718,293     $ 562,979  $ 296,767     $ 271,475
Ratio of expenses to average net assets(c)                          0.75%(d)      0.74%(d)      0.74%      0.72%(e)      0.67%(f)
Ratio of net investment income (loss) to average net assets         0.96%         1.36%         0.93%      0.75%         0.62%
Portfolio turnover rate(g)                                            91%           30%           37%        44%           39%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.73% for the period ended December 31, 2005 and 0.73% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.


HARTFORD TOTAL RETURN BOND HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                               12/31/05        12/31/04      12/31/03   12/31/02      12/31/01
                                                               -----------     ---------     ---------  ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                        $     11.86      $  12.25     $   11.90  $   11.43     $   11.07
Net investment income (loss)(a)                                       0.43          0.45          0.40       0.46          0.41
Net realized and unrealized gain (loss) on investments(a)            (0.17)         0.04          0.50       0.07          0.50
                                                               -----------     ---------     ---------  ---------     ---------
Total from investment operations(a)                                   0.26          0.49          0.90       0.53          0.91
Less distributions:
  Dividends from net investment income(a)                            (0.83)        (0.56)        (0.49)     (0.05)        (0.55)
  Distributions from net realized gain on investments(a)             (0.09)        (0.32)        (0.06)     (0.01)           --
  Distributions from capital(a)                                         --            --            --         --            --
                                                               -----------     ---------     ---------  ---------     ---------
Total distributions(a)                                               (0.92)        (0.88)        (0.55)     (0.06)        (0.55)
                                                               -----------     ---------     ---------  ---------     ---------
Net increase (decrease) in net asset value(a)                        (0.66)        (0.39)         0.35       0.47          0.36
Net asset value, end of period(a)                              $     11.20      $  11.86     $   12.25  $   11.90     $   11.43
                                                               ===========     =========     =========  =========     =========
TOTAL RETURN(b)                                                       2.19%         4.33%         7.58%      9.83%         8.49%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 1,068,600     $ 991,065     $ 734,768  $ 382,864     $ 152,254
Ratio of expenses to average net assets(c)                            0.75%(d)      0.75%(d)      0.75%      0.75%(e)      0.69%(f)
Ratio of net investment income (loss) to average net assets           3.84%         3.47%         3.49%      5.34%         5.69%
Portfolio turnover rate(g)                                             190%          164%          215%       108%          185%
Current Yield(h)                                                      4.27%         3.58%         3.66%      4.76%         5.55%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.
(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.75% for the period ended December 31, 2005 and 0.75% for the period ended December 31, 2004.
(e) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
(h) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                                                                                    4/30/02-
                                                                12/31/05           12/31/04          12/31/03      12/31/02(a)
                                                               -----------        -----------       -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $     11.19        $     11.39        $    11.34    $     10.51
Net investment income (loss)                                          0.37               0.37              0.27           0.15
Net realized and unrealized gain (loss) on investments               (0.22)             (0.18)            (0.05)          0.68
                                                               -----------        -----------       -----------    -----------
Total from investment operations                                      0.15               0.19              0.22           0.83
Less distributions:
  Dividends from net investment income                               (0.31)             (0.39)            (0.17)            --
  Distributions from net realized gain on investments                   --                 --                --             --
  Distributions from capital                                            --                 --                --             --
                                                               -----------        -----------       -----------    -----------
Total distributions                                                  (0.31)             (0.39)            (0.17)            --
                                                               -----------        -----------       -----------    -----------
Net increase (decrease) in net asset value                           (0.16)             (0.20)             0.05           0.83
Net asset value, end of period                                 $     11.03        $     11.19        $    11.39    $     11.34
                                                               ===========        ===========        ==========    ===========
TOTAL RETURN(b)                                                       1.30%              1.82%             1.89%          7.96%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $   323,920        $   294,711        $  239,023    $   100,867
Ratio of expenses to average net assets(d)                            0.72%(e)           0.72%(e)          0.72%          0.74%(f)
Ratio of net investment income (loss) to average net assets           3.34%              2.83%             2.49%          5.13%(f)
Portfolio turnover rate(g)                                             257%               247%              191%           283%


(a)  Class IB shares were first offered on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.
(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.72% for the period ended December 31, 2005 and 0.72% for the period ended December 31, 2004.
(f)  Annualized.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD VALUE HLS FUND


                                                                                 CLASS IB - PERIODS ENDED:
                                                                                                                  4/30/01-
                                                            12/31/05      12/31/04      12/31/03   12/31/02      12/31/01(a)
                                                            ----------    ---------     ---------  ---------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                     $    10.67    $    9.69     $    7.60  $    9.93     $     10.00
Net investment income (loss)(b)                                   0.10         0.12          0.09       0.07            0.02
Net realized and unrealized gain (loss) on investments(b)         0.73         0.89          2.06      (2.33)          (0.03)
                                                            ----------    ---------     ---------  ---------     -----------
Total from investment operations(b)                               0.83         1.01          2.15      (2.26)          (0.01)
Less distributions:
  Dividends from net investment income(b)                        (0.22)       (0.03)        (0.06)     (0.07)          (0.02)
  Distributions from net realized gain on investments(b)         (0.14)          --            --         --           (0.04)
  Distributions from capital(b)                                     --           --            --         --              --
                                                            ----------    ---------     ---------  ---------     -----------
Total distributions(b)                                           (0.36)       (0.03)        (0.06)     (0.07)          (0.06)
                                                            ----------    ---------     ---------  ---------     -----------
Net increase (decrease) in net asset value(b)                     0.47         0.98          2.09      (2.33)          (0.07)
Net asset value, end of period(b)                           $    11.14    $   10.67     $    9.69  $    7.60     $      9.93
                                                            ==========    =========     =========  =========     ===========
TOTAL RETURN(c)                                                  7.86%        10.43%        28.28%    (22.81%)         (0.06%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $  129,771    $ 120,227     $  99,825  $  34,006     $    11,952
Ratio of expenses to average net assets(e)                       1.11%(f)      1.12%(f)      1.12%      1.12%(g)        1.08%(h),(i)
Ratio of net investment income (loss) to average net assets      1.17%         1.11%         1.28%      1.07%           0.84%(h)
Portfolio turnover rate(j)                                         30%           45%           40%        37%             16%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.
(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 1.10% for the period ended December 31, 2005 and 1.10% for the period ended December 31, 2004.
(g) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h)  Annualized.
(i) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(j) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                                   CLASS IB - PERIODS ENDED:
                                                                                                                 4/30/02-
                                                                12/31/05           12/31/04        12/31/03     12/31/02(a)
                                                               -----------        -----------     ----------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $     18.06        $     15.27     $    10.84   $      13.51
Net investment income (loss)                                          0.09               0.11           0.08           0.02
Net realized and unrealized gain (loss) on investments                1.33               2.72           4.41          (2.69)
                                                               -----------        -----------     ----------   ------------
Total from investment operations                                      1.42               2.83           4.49          (2.67)
Less distributions:
  Dividends from net investment income                               (0.20)             (0.04)         (0.06)            --
  Distributions from net realized gain on investments                (0.45)                --             --             --
  Distributions from capital                                            --                 --             --             --
                                                               -----------        -----------     ----------   ------------
Total distributions                                                  (0.65)             (0.04)         (0.06)            --
                                                               -----------        -----------     ----------   ------------
Net increase (decrease) in net asset value                            0.77               2.79           4.43          (2.67)
Net asset value, end of period                                 $     18.83        $     18.06     $    15.27   $      10.84
                                                               ===========        ===========     ==========   ============
TOTAL RETURN(b)                                                       8.05%             18.58%         41.52%        (19.74%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $   151,960        $    81,772     $   32,572   $      3,160
Ratio of expenses to average net assets(d)                            0.90%(e)           0.92%(e)       0.96%          0.91%(f)
Ratio of net investment income (loss) to average net assets           0.79%              0.85%          0.37%          1.06%(f)
Portfolio turnover rate(g)                                              52%                80%            48%            67%


(a)  Class IB shares were first offered on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Not annualized.
(d)  Ratios do not reflect reductions for expense offsets.
(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.89% for the period ended December 31, 2005 and 0.91% for the period ended December 31, 2004.
(f)  Annualized.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)  management;
b)  use; and
c)  protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)  service your TRANSACTIONS with us; and
b)  support our business functions.

We may obtain PERSONAL INFORMATION from:
a)  YOU;
b)  your TRANSACTIONS with us; and
c)  third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)  your name;
b)  your address;
c)  your income;
d)  your payment; or
e)  your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)  our insurance companies;
b)  our employee agents;
c)  our brokerage firms; and
d)  our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)  market our products; or
b)  market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)  independent agents;
b)  brokerage firms;
c)  insurance companies;
d)  administrators; and
e)  service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)  taking surveys;
b)  marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)  "opt-out;" or
b)  "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)  your proper written authorization; or
b)  as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)  underwriting policies;
b)  paying claims;
c)  developing new products; or
d)  advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)  the confidentiality; and
b)  the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)  secured files;
b)  user authentication;
c)  encryption;
d)  firewall technology; and
e)  the use of detection software.

We are responsible for and must:
a)  identify information to be protected;
b)  provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a)  credit history;
b)  income;
c)  financial benefits; or
d)  policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a)  your medical records; or
b)  information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)  PERSONAL FINANCIAL INFORMATION; and
b)  PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)  your APPLICATION;
b)  your request for us to pay a claim; and
c)  your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)  asking about;
b)  applying for; or
c)  obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Group Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:
1-800-862-6668

ON THE INTERNET:
www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:
at the SEC's Public Reference Room in Washington, DC


Information on the operation of the SEC's public reference room may be obtained by calling 1-202-551-8090.


BY MAIL:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:
INTERNET:
(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:
publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
Hartford Series Fund, Inc.                         811-08629
Hartford HLS Series Fund II, Inc.                  811-04615

HARTFORD HLS FUNDS

CLASS IA SHARES

PROSPECTUS
MAY 1, 2006

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HARTFORD ADVISERS HLS FUND
HARTFORD BLUE CHIP STOCK HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
HARTFORD INTERNATIONAL STOCK HLS FUND
HARTFORD LARGECAP GROWTH HLS FUND
HARTFORD MIDCAP STOCK HLS FUND
HARTFORD MONEY MARKET HLS FUND
HARTFORD MORTGAGE SECURITIES HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD SMALLCAP VALUE HLS FUND
HARTFORD STOCK HLS FUND
HARTFORD TOTAL RETURN BOND HLS FUND
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND


HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                                    PAGE
----------------------------------------------------------------------------------------------------------------
Introduction.                                  Introduction                                                    2

A summary of each fund's goals, principal      Hartford Advisers HLS Fund                                      3
strategies, main risks, performance and        Hartford Blue Chip Stock HLS Fund                               6
fees.                                          Hartford Capital Appreciation HLS Fund                          9
                                               Hartford Capital Opportunities HLS Fund                        12
                                               Hartford Disciplined Equity HLS Fund                           15
                                               Hartford Dividend and Growth HLS Fund                          18
                                               Hartford Equity Income HLS Fund                                21
                                               Hartford Focus HLS Fund                                        24
                                               Hartford Global Advisers HLS Fund                              27
                                               Hartford Global Leaders HLS Fund                               31
                                               Hartford Growth HLS Fund                                       34
                                               Hartford Growth Opportunities HLS Fund                         37
                                               Hartford High Yield HLS Fund                                   40
                                               Hartford Index HLS Fund                                        44
                                               Hartford International Capital Appreciation HLS Fund           47
                                               Hartford International Opportunities HLS Fund                  50
                                               Hartford International Small Company HLS Fund                  53
                                               Hartford International Stock HLS Fund                          56
                                               Hartford LargeCap Growth HLS Fund                              59
                                               Hartford MidCap Stock HLS Fund                                 62
                                               Hartford Money Market HLS Fund                                 65
                                               Hartford Mortgage Securities HLS Fund                          68
                                               Hartford SmallCap Growth HLS Fund                              71
                                               Hartford SmallCap Value HLS Fund                               74
                                               Hartford Stock HLS Fund                                        77
                                               Hartford Total Return Bond HLS Fund                            80
                                               Hartford U.S. Government Securities HLS Fund                   83
                                               Hartford Value HLS Fund                                        86
                                               Hartford Value Opportunities HLS Fund                          89

Description of other investment                Investment strategies and investment  matters                  92
strategies and investment risks.               Terms used in this prospectus                                  95


Investment manager and management fee          Management of the funds                                        97
information.

Further information on the funds.              Further information on the funds                              102
                                               Purchase and redemption of fund shares                        102
                                               Determination of net asset value                              103
                                               Dividends and distributions                                   103
                                               Frequent purchases and redemptions of fund shares             104
                                               Federal income taxes                                          106
                                               Variable contract owner voting rights                         106
                                               Plan participant voting rights                                106
                                               Performance related information                               106
                                               Distributor, Custodian and Transfer Agent                     107
                                               Financial highlights                                          108
                                               Privacy policy                                                124
                                               For more information                                   back cover


HARTFORD HLS FUNDS

INTRODUCTION


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"), Union Security Insurance Company ("Union Security") formerly Fortis Benefits Insurance Company and Union Security Life Insurance Company of New York ("Union Security Life") formerly First Fortis Life Insurance Company, and certain qualified retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile.

Each fund, except for Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund and MidCap Stock HLS Fund, offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund and MidCap Stock HLS Fund each offer Class IA shares only. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.


Prior to May 1, 2002, each fund, except Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund, offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.


Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, Growth Opportunities HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, MidCap Stock HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc. All other funds are investment portfolios of Hartford Series Fund, Inc.


Each fund, except for Focus HLS Fund, is a diversified fund. Focus HLS Fund is a non-diversified fund. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.


The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.


Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

                                                      HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:


     -  equities,


     -  debt securities, and

     -  money market instruments.


The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management"), and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       16.59%
1997       24.51%
1998       24.66%
1999       10.59%
2000       -0.75%
2001       -4.64%
2002      -13.79%
2003       18.49%
2004        3.74%
2005        7.24%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR     5 YEARS   10 YEARS
Class IA                                              7.24%      1.62%      7.97%
S&P 500 Index
  (reflects no deduction for fees or expenses)        4.91%      0.55%      9.07%
Lehman Brothers
  Government/Credit Bond Index
  (reflects no deduction for fees or expenses)        2.37%      6.11%      6.17%

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                      0.60%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.06%
  Total operating expenses                                                0.66%


(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                        $     67
  Year 3                                                        $    211
  Year 5                                                        $    368
  Year 10                                                       $    822


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Steven T. Irons


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity portion of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-  Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1974

John C. Keogh

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


- Portfolio manager of the fixed income and money market portion of the fund since 2004 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1983

Christopher L. Gootkind

-  Vice President and Fixed Income Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD BLUE CHIP STOCK HLS FUND

INVESTMENT GOAL. The Hartford Blue Chip Stock HLS Fund seeks long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objectives by normally investing at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies, as defined by T. Rowe Price Associates, Inc. ("T. Rowe Price"), the sub-adviser to the fund. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most of the fund's assets will be invested in U.S. common stocks, the fund may also purchase other types of securities, including foreign securities, preferred stocks and convertible securities, when they are considered consistent with the fund's investment objectives. The fund may also buy and sell futures contracts and options on futures contracts. This may be done to hedge the value of the fund's portfolio against potential adverse movements in securities prices, to enhance returns, or to maintain market exposure.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

T. Rowe Price's investment strategy significantly influences the fund's performance. Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. The fund's focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if T. Rowe Price incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. As with all equity funds, the fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, adverse economic events, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses futures contracts or options on futures contracts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on T. Rowe Price's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if the fund had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgement is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997       27.00%
1998       28.07%
1999       19.88%
2000       -2.47%
2001      -14.41%
2002      -24.40%
2003       29.30%
2004        8.90%
2005        5.85%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.38% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.00% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                     SINCE INCEPTION
                                                1 YEAR     5 YEARS    (MAY 1, 1996)
Class IA(1)                                      5.85%     -0.72%         8.14%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                                   4.91%      0.55%         8.65%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/96.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                      0.88%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.03%
  Total operating expenses                                                0.91%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.78%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     93
  Year 3                                                      $    290
  Year 5                                                      $    504
  Year 10                                                     $  1,120


[SIDENOTE]

SUB-ADVISER

T. Rowe Price

PORTFOLIO MANAGER

Larry J. Puglia

-  Vice President of T. Rowe Price

-  Portfolio manager of the fund since 1996

-  Joined T. Rowe Price in 1990

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                          HARTFORD CAPITAL APPRECIATION HLS FUND


AS OF JANUARY 3, 2005, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO SEPARATE ACCOUNTS OF INSURANCE COMPANIES ("SEPARATE ACCOUNTS"), EXCEPT AS
FOLLOWS: (1) ANY DOLLAR COST AVERAGING, INVESTEASE, ASSET REBALANCING PROGRAM OR OTHER ADMINISTRATIVE PROGRAM ESTABLISHED ON OR BEFORE FEBRUARY 28, 2005, THAT INCLUDES TRANSFERS OF CONTRACT VALUE OR ALLOCATIONS TO THE FUND WILL CONTINUE UNINTERRUPTED, (2) TO CERTAIN OWNERS OF OTHER INVESTMENT PRODUCTS OFFERED BY THE HARTFORD; AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS.


INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1995       30.25%
1996       20.70%
1997       22.34%
1998       15.48%
1999       37.46%
2000       13.22%
2001       -6.94%
2002      -19.70%
2003       42.38%
2004       19.36%
2005       15.55%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.88% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR     5 YEARS   10 YEARS
Class IA                                             15.55%      7.97%     14.56%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                                        4.91%      0.55%      9.07%
Russell 3000 Index
  (reflects no deduction for fees,
  expenses or taxes)                                  6.12%      1.58%      9.20%

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Russell 3000 Index is an unmanaged index that measures the performance for the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

  The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                         0.63%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.07%
  Total operating expenses                                                0.70%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     72
  Year 3                                                      $    224
  Year 5                                                      $    390
  Year 10                                                     $    871


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Saul J. Pannell, CFA


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

-  Portfolio manager of the fund since 1991

-  Joined Wellington Management as an investment professional in 1974


Frank D. Catrickes


-  Vice President and Equity Portfolio Manager of Wellington Management

-  Involved in portfolio management and securities analysis for the fund since
   1998

-  Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Capital Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests at least 65% of net assets in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies which the fund's sub-adviser, Holland Capital Management, L.P. ("Holland Capital"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

Holland Capital relies heavily upon the fundamental research and analysis of its experienced internal research staff. The Holland Capital Staff uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis with focus on those companies that have strong management, superior industry positions and/or niche products or services, strong financial condition and superior growth prospects that are not fully reflected in current market valuations.

Although the fund invests primarily in stocks for United States companies, it may invest up to 35% of its total assets in equity securities of non-U.S. companies.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.


Under normal market conditions, the fund invests primarily in common stocks of companies with mid-to-large market capitalizations that Holland Capital believes have superior growth potential. Holland Capital defines mid capitalization companies as companies with market capitalizations similar to those of companies in the S&P 400 Mid Cap Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $423 million to $14 billion. Large capitalization companies are defined as companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Holland Capital's investment strategy significantly influences the fund's performance. If Holland Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. Additionally, large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses options and futures contacts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2001      -23.63%
2002      -28.85%
2003       27.38%
2004        9.93%
2005       -0.22%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.09% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -26.37% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                     SINCE INCEPTION
                                                1 YEAR     5 YEARS    (MAY 1, 2000)
Class IA(1)                                     -0.22%     -5.36%        -6.80%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                                   4.91%      0.55%        -1.06%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/00.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of
    offering price                                              Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                      0.90%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.16%
  Total operating expenses                                                1.06%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.70%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $    108
  Year 3                                                      $    337
  Year 5                                                      $    585
  Year 10                                                     $  1,294


[SIDENOTE]

SUB-ADVISER

Holland Capital

PORTFOLIO MANAGERS

Louis A. Holland

- Managing Partner and Chief Investment Officer of Holland Capital Management, L.P.


-  Co-manager of the fund since 2004


- Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

-  Investment professional for over thirty-five years

Monica L. Walker

-  Partner and Equity Portfolio Manager of Holland Capital Management, L.P.


-  Co-Manager of the fund since 2004


- Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

-  Investment professional for over twenty years

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                            HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999       21.82%
2000       -5.64%
2001       -8.02%
2002      -24.65%
2003       28.82%
2004        8.41%
2005        6.58%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                     SINCE INCEPTION
                                                1 YEAR     5 YEARS    (MAY 29, 1998)
Class IA                                         6.58%      0.62%         4.64%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                                   4.91%      0.55%         3.36%(1)

(1)  Return is from 5/31/98.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                         0.70%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.04%
  Total operating expenses                                                0.74%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     76
  Year 3                                                      $    237
  Year 5                                                      $    411
  Year 10                                                     $    918


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo, CFA

- Senior Vice President and Director of the Quantitative Investment Group of Wellington Management


-  Portfolio manager of the fund since inception (1998)


-  Joined Wellington Management as an investment professional in 1994

Mammen Chally

-  Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since inception (1998)

- Joined Wellington Management in 1994 and has been an investment professional since 1996


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies within this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       22.91%
1997       31.89%
1998       16.42%
1999        5.31%
2000       10.95%
2001       -4.04%
2002      -14.23%
2003       26.80%
2004       12.42%
2005        5.96%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.29% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR     5 YEARS   10 YEARS
Class IA                                              5.96%      4.45%     10.61%
S&P 500 Index
  (reflects no deduction for fees or expenses)        4.91%      0.55%      9.07%
Russell 1000 Value Index
  (reflects no deduction for fees or expenses)        7.05%      5.28%     10.94%

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                         0.64%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.03%
  Total operating expenses                                                0.67%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                                      $     68
  Year 3                                                      $    214
  Year 5                                                      $    373
  Year 10                                                     $    835


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since October 2001, co-manager of the fund from July 2001 through September 2001 and portfolio manager for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                                 HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2004        9.43%
2005        4.81%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.91% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -0.29% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                          SINCE INCEPTION
                                                               1 YEAR    (OCTOBER 31, 2003)
Class IA                                                        4.81%          10.21%
Russell 1000
  Value Index
  (reflects no deduction for fees or expenses)                  7.05%          14.54%

  INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees(1)                                                      0.83%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.03%
  Total operating expenses                                                0.86%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                                      $     88
  Year 3                                                      $    274
  Year 5                                                      $    477
  Year 10                                                     $  1,061


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since inception (2003) and for the firm for at least the past five years

-  Joined Wellington Management as an investment professional in 1981


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                                         HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include stocks with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may trade securities actively.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


Wellington Management's strategy of bottom up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002      -24.59%
2003       28.37%
2004        3.16%
2005        9.88%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.57% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.83% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                          SINCE INCEPTION
                                                               1 YEAR     (APRIL 30, 2001)
Class IA                                                        9.88%           2.85%
  S&P 500 Index
  (reflects no deduction for fees or expenses)                  4.91%           1.69%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees (1)                                                     0.85%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.07%
  Total operating expenses                                                0.92%


(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                                      $     94
  Year 3                                                      $    293
  Year 5                                                      $    509
  Year 10                                                     $  1,131


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-  Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                               HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.


PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among a number of different countries throughout the world, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.


The fund actively allocates its assets among three categories:

     -  equity securities,

     -  debt securities, and

     -  money market instruments.


The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion. The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.


Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.


The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 500%.

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       12.25%
1997        5.52%
1998       13.35%
1999       23.16%
2000       -6.63%
2001       -6.25%
2002       -8.95%
2003       22.26%
2004       12.75%
2005        3.37%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR     5 YEARS   10 YEARS
Class IA                                              3.37%      3.99%      6.46%
Morgan Stanley
  Capital International World Index
  (reflects no deduction for fees or expenses)       10.02%      2.64%      7.47%
Morgan Stanley
  Capital International World Growth Index
  (reflects no deduction for fees or expenses)        9.74%      0.38%      5.92%
Lehman Brothers
  Global Aggregate
  Index USD Hedged
    (reflects no deduction for fees or expenses)     -4.49%      6.81%      5.35%

  INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

  The Morgan Stanley Capital International ("MSCI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of growth securities in 23 developed-country global equity markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


  The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the growth strategy of the fund due to a greater similarity in the characteristics of the securities in the fund and this index.


  The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                     CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                         0.75%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.09%
  Total operating expenses                                                0.84%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                                      $     86
  Year 3                                                      $    268
  Year 5                                                      $    466
  Year 10                                                     $  1,037


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit

-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

-  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-  Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis of the equity component of the fund since 2004 and for the firm for the past five years


-  Joined Wellington Management as an investment professional in 2001


-  Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management

-  Involved in portfolio management and securities analysis for the fund since
   2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management


-  Portfolio manager of the debt component of the fund since inception (1995)


-  Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management

-  Portfolio manager of the asset allocation of the fund since 2001


-  Joined Wellington Management as an investment professional in 1994


Evan S. Grace, CFA

- Vice President and Director of Asset Allocation Research of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past three years


-  Joined Wellington Management as an investment professional in 2003


- Head of the Equity Quantitative Research Group and Asset Allocation Portfolio Management Team at State Street Research (1993-2003)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 260%.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999       50.37%
2000       -7.06%
2001      -16.58%
2002      -19.51%
2003       35.57%
2004       19.19%
2005        2.59%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                     SINCE INCEPTION
                                                                      (SEPTEMBER 30,
                                                1 YEAR     5 YEARS         1998)
Class IA                                         2.59%      2.17%         10.41%
Morgan Stanley
  Capital International World Index
  (reflects no deduction for fees or expenses)  10.02%      2.64%          5.81%
Morgan Stanley
  Capital International World Growth Index
  (reflects no deduction for fees or expenses)   9.74%      0.38%          3.17%


  INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighed total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


  The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

  The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage
    of offering price                                           Not applicable
  Maximum deferred sales charge (load)                          Not applicable
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                         0.70%
  Distribution and service (12b-1) fees                                   None
  Other expenses                                                          0.07%
  Total operating expenses                                                0.77%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                                      $     79
  Year 3                                                      $    246
  Year 5                                                      $    428
  Year 10                                                     $    954


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since inception (1998)


-  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2001

-  Joined Wellington Management as an investment professional in 2001

-  Senior Telecommunications Analyst at John Hancock Funds (1998-2001)


Matthew D. Hudson, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                        HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $702 million to $370 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2003      32.81%
2004      12.49%
2005       4.67%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.61% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05


                                                               SINCE INCEPTION
                                                      1 YEAR   (APRIL 30, 2002)
Class IA                                               4.67%         8.59%
Russell 1000 Growth Index
  (reflects no deduction for fees or expenses)         5.26%         4.37%


  INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                             0.80%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.04%
  Total operating expenses                                                    0.84%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      86
  Year 3                                        $     268
  Year 5                                        $     466
  Year 10                                       $   1,037


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Portfolio manager of the fund since 2002 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1994

John A. Boselli

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2002 and for the firm for the past four years


-  Joined Wellington Management as an investment professional in 2002


- Managing Director of the Global Equity Research Group at Putnam Investments Incorporated (1996-2002)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       16.41%
1997       12.42%
1998       19.01%
1999       55.17%
2000        3.99%
2001      -22.85%
2002      -27.65%
2003       43.79%
2004       17.18%
2005       16.31%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR      5 YEARS      10 YEARS
Class IA(1)                                              16.31%       1.81%        10.64%
Russell 3000 Growth Index
  (reflects no deduction for fees or expenses)            5.17%      -3.16%         6.48%

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

     INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                             0.61%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.03%
  Total operating expenses                                                    0.64%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      65
  Year 3                                        $     205
  Year 5                                        $     357
  Year 10                                       $     798


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since 2001


-  Joined Wellington Management as an investment professional in 1999


Mario E. Abularach

-  Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years


-  Joined Wellington Management as an investment professional in 2001

-  Research Analyst at JLF Asset Management (2000)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.


The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999       4.70%
2000       1.03%
2001       2.69%
2002      -6.89%
2003      23.18%
2004       7.40%
2005       2.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.34% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                               SINCE INCEPTION
                                                                               (SEPTEMBER 30,
                                                        1 YEAR      5 YEARS        1998)
Class IA                                                 2.13%       5.26%          4.92%
Lehman Brothers High Yield Corporate Index
(reflects no deduction for fees or expenses)             2.74%       8.85%          5.79%


  INDEX: The Lehman Brothers High Yield Corporate Index is a unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees(1)                                                          0.72%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.05%
  Total operating expenses                                                    0.77%


(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      79
  Year 3                                        $     246
  Year 5                                        $     428
  Year 10                                       $     954


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Mark Niland, CFA

-  Executive Vice President of Hartford Investment Management

-  Co-portfolio manager of the fund since September 2005

- Joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Nasri Toutoungi

-  Managing Director of Hartford Investment Management

-  Co-portfolio manager of the fund since September 2005

-  Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the fund's sub-adviser, Hartford Investment Management, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company's number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock's relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2005, approximately 43.78 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Exxon Mobil Corporation, Citigroup, Inc., Microsoft Corporation, and Bank of America Corporation.

Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      22.09%
1997      32.61%
1998      28.06%
1999      20.49%
2000      -9.50%
2001     -12.31%
2002     -22.45%
2003      28.13%
2004      10.39%
2005       4.50%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR      5 YEARS      10 YEARS
Class IA                                                 4.50%        0.10%        8.56%
S&P 500 Index
  (reflects no deduction for fees or expenses)           4.91%        0.55%        9.07%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees(1)                                                          0.40%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.02%
  Total operating expenses                                                    0.42%



(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.30%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      43
  Year 3                                        $     135
  Year 5                                        $     235
  Year 10                                       $     530


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Edward C. Caputo, CFA

-  Assistant Vice President of Hartford Investment Management


-  Portfolio manager of the fund since March 2005


-  Joined Hartford Investment Management in 2001

- Investment professional involved in trading, portfolio management and investment research since 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $222 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002     -17.21%
2003      51.02%
2004      24.72%
2005       6.16%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.98% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                 SINCE INCEPTION
                                                      1 YEAR     (APRIL 30, 2001)
Class IA                                                 6.16%        7.85%
MSCI EAFE Index
  (reflects no deduction for fees or expenses)          14.02%        7.10%
MSCI EAFE Growth Index
  (reflects no deduction for fees or expenses)          13.64%        4.93%


  INDICES: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


  The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

  The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                             0.82%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.11%
  Total operating expenses                                                    0.93%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      95
  Year 3                                        $     296
  Year 5                                        $     515
  Year 10                                       $   1,143


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since inception (2001)


-  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2001

-  Joined Wellington Management as an investment professional in 2001

-  Senior Telecommunications Analyst at John Hancock Funds (1998-2001)


Matthew D. Hudson, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005 the market capitalization of companies included in this index ranged from approximately $24 million to $222 billion. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      12.93%
1997       0.34%
1998      13.16%
1999      39.86%
2000     -17.10%
2001     -18.73%
2002     -17.93%
2003      33.10%
2004      18.08%
2005      14.62%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                        1 YEAR       5 YEARS      10 YEARS
Class IA                                                 14.62%       3.74%        5.97%
MSCI AC World ex US Index
  (reflects no deductions for fees or expenses)          17.11%       6.66%        6.70%

  INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                             0.69%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.09%
  Total operating expenses                                                    0.78%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      80
  Year 3                                        $     249
  Year 5                                        $     433
  Year 10                                       $     966


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Trond Skramstad

- Senior Vice President and Co-Director of International Equity Management of Wellington Management

-  Portfolio manager of the fund since 1994


-  Joined Wellington Management as an investment professional in 1993


Nicolas M. Choumenkovitch

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2000

-  Joined Wellington Management as an investment professional in 1995


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $13.9 million to $18 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.


MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002      -5.08%
2003      53.73%
2004      16.96%
2005      18.60%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.67% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.70% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                 SINCE INCEPTION
                                                      1 YEAR     (APRIL 30, 2001)
Class IA                                              18.60%          14.76%
S&P/Citigroup Extended Market Euro-Pacific
  (EMI EPAC) Index
  (reflects no deduction for fees or expenses)        22.08%          15.27%


  INDEX: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                             0.85%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.15%
  Total operating expenses                                                    1.00%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $     102
  Year 3                                        $     318
  Year 5                                        $     552
  Year 10                                       $   1,225


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Simon H. Thomas


-  Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2006 and has been involved in portfolio management and securities analysis for the firm for the past four years


-  Joined the firm as an investment professional in 2002

-  University of Chicago Business School (2000-2002)

-  Manager at Arthur Andersen (1992-2000)


Daniel Maguire


- Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)


- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past two years


-  Joined the firm as an investment professional in 2004

-  Equity Analyst at Insight Investment Management in the UK (2003-2004)

-  Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL STOCK HLS FUND

INVESTMENT GOAL. The Hartford International Stock HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in common stocks. The fund focuses on common stocks and other equity securities of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE(R) Index) that the fund's sub-adviser, Lazard Asset Management LLC ("Lazard"), believes are undervalued based on their earnings, cash flow or asset values.

Lazard attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratios, high yield, unrecognized assets, potential for management change and the potential to improve profitability. Lazard's global investment specialists apply both quantitative and qualitative analysis to securities selection, and focus on individual stock selection rather than on general stock market trends.

In choosing stocks for the fund, Lazard looks for established companies in economically developed countries. The percentage of the fund's assets invested in particular geographic sectors may shift from time to time based on Lazard's judgment.

The fund may engage in forward currency exchange contracts to hedge its portfolio against unfavorable currency movements and to enhance returns.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Lazard's investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Additionally, if the fund invests in countries or regions that experience economic downturns, performance could suffer.


If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for enhancing returns, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      14.02%
1997      11.99%
1998      16.47%
1999      23.99%
2000      -9.79%
2001     -24.17%
2002      -9.74%
2003      30.01%
2004      15.31%
2005      11.40%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.25% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.27% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                        1 YEAR       5 YEARS      10 YEARS
Class IA(1)                                              11.40%       2.71%        6.63%
MSCI EAFE Index
  (reflects no deduction for fees or expenses)           14.02%       4.94%        6.18%

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

     INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                             0.85%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.09%
  Total operating expenses                                                    0.94%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      96
  Year 3                                        $     300
  Year 5                                        $     520
  Year 10                                       $   1,155


[SIDENOTE]

SUB-ADVISER

Lazard Asset Management LLC

PORTFOLIO MANAGERS

John R. Reinsberg

-  Deputy Chairman, International and Global Products, Lazard


-  Portfolio manager of the fund since its inception

-  Joined Lazard in 1992


-  Investment professional since 1981

Michael A. Bennett

-  Managing Director, Lazard


-  Portfolio manager of the fund since 2003


-  Joined Lazard in 1992

-  Investment professional since 1987


Michael G. Fry


-  Managing Director, Lazard Asset Management Limited, London


-  Portfolio manager of the fund since November 2005


-  Joined Lazard in 2005

-  Investment professional since 1987


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                               HARTFORD LARGECAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford LargeCap Growth HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in large capitalization companies, focusing on the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. The fund defines large capitalization companies as companies with market capitalizations similar to those of companies in the S&P 500 Index. Normally, about 60 to 70 companies will be represented in the fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 50-60% of the fund's assets. The fund is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.

The fund's sub-adviser, Holland Capital, relies heavily upon the fundamental research and analysis of its experienced internal research staff. The Holland Capital staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions and/or niche products or services, strong financial condition, and superior earnings growth prospects. Emphasis is placed on identifying companies with above average prospective earnings growth that is not fully reflected in current market valuations.


Holland Capital expects the average market capitalization of companies represented in the fund's portfolio normally to be in the range of the average market capitalization of companies comprising the S&P 500 Index. As of December 31, 2005 the dollar-weighted average market capitalization of companies comprising the S&P 500 Index was $89.55 billion. The fund's dollar weighted average market capitalization as of such date was $90.26 billion.


Although the fund invests primarily in stocks of United States companies, it may invest up to 20% of its total assets in equity securities of non-U.S. companies. It may also invest up to 20% of its net assets in convertible securities.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.


During market declines, while adding to positions in favored stocks, the fund may become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the fund may become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Holland Capital seeks to gain positive returns in rising markets while providing some measure of protection in declining markets.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization growth companies significantly influences its performance. Large capitalization stocks as a group could fall out of favor with the market causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if Holland Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If Holland Capital's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Because the fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either positive or negative, on the fund's net asset value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999      27.22%
2000     -17.95%
2001     -14.89%
2002     -31.04%
2003      23.42%
2004      11.54%
2005       0.99%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 17.41% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.10% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                               SINCE INCEPTION
                                                        1 YEAR      5 YEARS     (MAY 1, 1998)
Class IA(1)                                              0.99%      -3.99%          0.13%
S&P 500 Index
  (reflects no deduction for fees or expenses)           4.91%       0.55%          3.09%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.

     INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                          0.90%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.06%
  Total operating expenses                                                    0.96%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.80%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                        $      98
  Year 3                                        $     306
  Year 5                                        $     531
  Year 10                                       $   1,178


[SIDENOTE]

SUB-ADVISER

Holland Capital

PORTFOLIO MANAGERS

Louis A. Holland

- Managing Partner and Chief Investment Officer of Holland Capital Management, L.P.


-  Co-manager of the fund since 2003


- Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

-  Investment professional for over thirty-five years

Monica L. Walker

-  Partner and Equity Portfolio Manager of Holland Capital Management, L.P.


-  Co-manager of the fund since 2003


- Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

-  Investment professional for over twenty years

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MIDCAP STOCK HLS FUND

INVESTMENT GOAL. The Hartford MidCap Stock HLS Fund seeks total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of medium capitalization companies ("mid cap companies"). Mid cap companies are generally defined as those that have market values between $1 billion and $12 billion.

The fund's sub-adviser, Northern Capital Management, LLC ("Northern Capital"), seeks to provide investment returns that exceed the overall mid cap market. Northern Capital's strategy is to provide investment returns from a diversified portfolio of 50-60 growth stocks while incurring a minimum level of portfolio risk.

Northern Capital believes investors will pay more for a company the higher the earnings growth rate and the longer growth is expected to persist. Historically, firms that maintain competitive advantages tend to exhibit above average long-term earnings growth. Therefore, Northern Capital conducts bottom-up fundamental research to identify and select growth companies that have sustainable competitive advantages. Northern Capital constructs portfolios from this select group by purchasing securities where the market price does not fully reflect the company's underlying growth prospects. Northern Capital's process is predicated on the belief that investing in this disciplined manner will produce long-term results that systematically exceed the returns for the overall mid cap market.


The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns. The fund may trade securities actively.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Northern Capital's investment strategy significantly influences the fund's performance. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999      10.97%
2000       8.71%
2001      -4.17%
2002     -13.06%
2003      31.05%
2004      12.83%
2005       4.55%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.69% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -16.14% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                               SINCE INCEPTION
                                                        1 YEAR      5 YEARS     (MAY 1, 1998)
Class IA(1)                                              4.55%       5.19%          5.51%
S&P 400 MidCap Index
  (reflects no deduction for fees or expenses)          12.56%       8.61%         10.46%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/98.

     INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity markets. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                          0.90%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.11%
  Total operating expenses                                                    1.01%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.70%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                        $     103
  Year 3                                        $     322
  Year 5                                        $     558
  Year 10                                       $   1,236


[SIDENOTE]

SUB-ADVISER

Northern Capital

PORTFOLIO MANAGERS

Daniel T. Murphy


- President and Chief Investment Officer of Northern Capital since joining the firm in 1995

-  Co-portfolio manager of the fund since 2004

- Head of the investment management group, where he is responsible for all aspects of portfolio management


- Chairman of Investment Committee, where he participates in the firm's investment strategy and portfolio management decisions

- Co-head of portfolio management team, where he is responsible for the firm's security valuation modeling

- Also conducts primary research and stock selection activities for various industry groups

Brian A. Hellmer

-  Senior Vice President and Director of Research of Northern Capital


-  Co-portfolio manager of the fund since 2004

-  Director of Research at Northern Capital since joining the firm in 1996


- Manages investment analysts and traders, and has portfolio management responsibility for client accounts

- Member of Investment Committee, where he participates in the firm's investment strategy and portfolio management decisions

- Co-head of portfolio management team, where he is responsible for the firm's security valuation efforts

- Conducts primary research and stock selection activities for various industry groups

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                  HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       5.18%
1997       5.31%
1998       5.25%
1999       4.89%
2000       6.10%
2001       3.87%
2002       1.47%
2003       0.75%
2004       0.94%
2005       2.84%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                         1 YEAR      5 YEARS      10 YEARS
Class IA                                                 2.84%        1.97%        3.65%
60-Day Treasury Bill Index
  (reflects no deduction for fees or expenses)           3.13%        2.11%        3.65%

  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

  Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                          CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price     Not applicable
  Maximum deferred sales charge (load)                              Not applicable
  Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                             0.45%
  Distribution and service (12b-1) fees                                       None
  Other expenses                                                              0.04%
  Total operating expenses                                                    0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                        $      50
  Year 3                                        $     157
  Year 5                                        $     274
  Year 10                                       $     616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha

-  Vice President of Hartford Investment Management


-  Portfolio manager of the fund since 2002


-  Joined Hartford Investment Management in 1993

-  Investment professional involved in trading and portfolio management since
   1995

Adam Tonkinson

-  Assistant Vice President of Hartford Investment Management


-  Assistant portfolio manager of the fund since 2004


-  Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.


The fund may also purchase asset-backed securities. The fund may trade securities actively.


MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.


Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       5.07%
1997       9.01%
1998       6.72%
1999       1.52%
2000      10.28%
2001       7.50%
2002       8.15%
2003       2.29%
2004       4.12%
2005       2.36%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 3.83% (3RD QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -1.32% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                 1 YEAR    5 YEARS   10 YEARS
Class IA                                          2.36%     4.85%      5.66%
Lehman
  Mortgage-Backed Securities Index
  (reflects no deduction for fees or expenses)    2.61%     5.43%      6.17%

  INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.49%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                          $      50
  Year 3                                          $     157
  Year 5                                          $     274
  Year 10                                         $     616


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-  Senior Vice President of Hartford Investment Management


-  Co-manager of the fund since 2004

- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994


Russell M. Regenauer

-  Senior Vice President of Hartford Investment Management


-  Co-manager of the fund since 2003


- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                               HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       7.64%
1997       1.43%
1998      21.17%
1999     109.25%
2000     -15.08%
2001     -20.18%
2002     -28.83%
2003      50.06%
2004      15.43%
2005      11.02%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                 1 YEAR    5 YEARS   10 YEARS
Class IA(1)                                      11.02%     1.78%      9.89%
Russell 2000 Growth Index
 (reflects no deduction for fees or expenses)     4.15%     2.28%      4.69%

(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

    INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                      CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                           0.61%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.63%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  CLASS IA
EXPENSES
  (with or without redemption)
  Year 1                                          $      64
  Year 3                                          $     202
  Year 5                                          $     351
  Year 10                                         $     786


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Portfolio manager of the fund since 2001


- Joined Wellington Management in 1995 and has been an investment professional since 1999

Doris T. Dwyer

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2001


-  Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($4.6 billion as of December 31, 2005). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The fund's median market capitalization was $1.6 billion as of December 31, 2005. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HL Advisors has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, bottom up, fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns for their clients with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1999      15.34%
2000      27.00%
2001      21.01%
2002     -15.17%
2003      38.46%
2004      13.98%
2005       8.11%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.92% (4TH QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -23.31% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                     SINCE INCEPTION
                                                 1 YEAR    5 YEARS    (MAY 1, 1998)
Class IA(1)                                       8.11%    11.86%        12.24%
Russell 2000 Value Index
 (reflects no deduction for fees or expenses)     4.71%    13.55%         9.19%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.

     INDEX: The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companieswith lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                           0.87%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.05%
  Total operating expenses                                                  0.92%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                          $      94
  Year 3                                          $     293
  Year 5                                          $     509
  Year 10                                         $   1,131


[SIDENTOE]


SUB-ADVISERS

KAR, MetWest Capital and SSgA


PORTFOLIO MANAGERS


KAR

Robert A. Schwarzkopf, CFA

-  Managing Director of Small Cap Equity and Portfolio Manager of KAR

-  Portfolio manager of the fund since March 2006

- Joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm

Sandi L. Gleason, CFA

-  Portfolio Manager of KAR

-  Portfolio manager of the fund since March 2006

- Joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm

METWEST CAPITAL

Gary W. Lisenbee

-  President of MetWest Capital since joining in 1997

-  Portfolio manager of the fund since March 2006

- Investment professional since 1973 involved in portfolio management and research analysis

SSGA

Ric Thomas, CFA

- Principal of SSgA and Deputy Department Head in the Enhanced Equity group since joining the SSgA companies in 1998

-  Portfolio manager of the fund since March 2006

Chuck Martin, CFA

- Principal of SSgA and a portfolio manager in the Global Enhanced Equity group since joining SSgA in 2001

-  Portfolio manager of the fund since March 2006

-  Equity Analyst at SunTrust Equitable Securities (1999-2001)

John O'Connell

- Principal of SSgA and portfolio manager in the Global Enhanced Equity group of the SSgA companies since 2000

-  Portfolio manager of the fund since March 2006

-  Joined the SSgA companies in 1996 as an Investment Associate


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                         HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.


In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996      24.37%
1997      31.38%
1998      33.47%
1999      19.78%
2000      -7.04%
2001     -12.23%
2002     -24.25%
2003      26.47%
2004       4.17%
2005       9.62%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                 1 YEAR    5 YEARS   10 YEARS
Class IA                                          9.62%     -0.81%    8.83%
S&P 500 Index
  (reflects no deduction for fees or expenses)    4.91%      0.55%    9.07%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                           0.46%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.50%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                          $      51
  Year 3                                          $     160
  Year 5                                          $     280
  Year 10                                         $     628


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-  Vice President and Equity Portfolio Manager of Wellington Management


-  Involved in portfolio management and securities analysis for the fund since
   2005

-  Joined Wellington Management as an investment professional in 2005


- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2005 and for the firm for at least the past five years


-  Joined Wellington Management as an investment professional in 1974

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.


The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by the fund's sub-adviser, Hartford Investment Management, to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996       3.52%
1997      11.35%
1998       8.15%
1999      -2.02%
2000      11.99%
2001       8.68%
2002      10.08%
2003       7.85%
2004       4.62%
2005       2.45%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.22% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.23% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                 1 YEAR    5 YEARS   10 YEARS
Class IA                                          2.45%     6.70%      6.58%
Lehman Brothers U.S. Aggregate Bond Index
  (reflects no deduction for fees or expenses)    2.43%     5.87%      6.16%

  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                           0.46%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.50%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      51
  Year 3                                        $     160
  Year 5                                        $     280
  Year 10                                       $     628


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

-  Managing Director of Hartford Investment Management


-  Portfolio manager of the fund since 2003


-  Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.


To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that the fund's sub-adviser, Hartford Investment Management, expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with a weighted average life between one and ten years. The weighted average life of a security denotes the weighted average time to receipt of principal.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1995      18.78%
1996       2.21%
1997       9.08%
1998       8.87%
1999      -1.94%
2000      11.81%
2001       7.50%
2002      10.73%
2003       2.15%
2004       2.07%
2005       1.55%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.23% (3RD QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.71% (1ST QUARTER, 1996).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05


                                                     1 YEAR    5 YEARS   10 YEARS
Class IA(1)                                           1.55%     4.74%      5.31%
Lehman Brothers Intermediate Government Bond Index
  (reflects no deduction for fees or expenses)        2.65%     5.39%      5.94%

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

     INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                           0.45%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.02%
  Total operating expenses                                                  0.47%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      48
  Year 3                                        $     151
  Year 5                                        $     263
  Year 10                                       $     591


[SIDENOTE]

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-  Senior Vice President of Hartford Investment Management


-  Portfolio manager of the fund since 2004


- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.

Russell M. Regenauer

-  Senior Vice President of Hartford Investment Management


-  Assistant portfolio manager of the fund since 2002


- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

2002     -22.64%
2003      28.60%
2004      10.71%
2005       8.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.52% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.69% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                  SINCE INCEPTION
                                                         1 YEAR   (APRIL 30, 2001)
Class IA                                                  8.13%        3.82%
Russell 1000 Value Index
  (reflects no deduction for fees or expenses)            7.05%        5.94%


  INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                           0.82%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.04%
  Total operating expenses                                                  0.86%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      88
  Year 3                                        $     274
  Year 5                                        $     477
  Year 10                                       $   1,061


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan, CFA


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

-  Portfolio manager of the fund since inception (2001)


-  Joined Wellington Management as an investment professional in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.


[CHART]

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1997      25.24%
1998       9.64%
1999       8.96%
2000      18.49%
2001      -2.55%
2002     -24.95%
2003      41.87%
2004      18.87%
2005       8.32%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                           SINCE
                                                                         INCEPTION
                                                                          (MAY 1,
                                                     1 YEAR    5 YEARS     1996)
Class IA(1)                                           8.32%     5.97%     10.56%
Russell 3000 Value Index
  (reflects no deduction for fees or expenses)        6.85%     5.86%     10.75%(2)
Russell 1000 Value Index
  (reflects no deduction for fees or expenses)        7.05%     5.28%     10.65%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/96.

     INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

     The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                                        CLASS IA
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price   Not applicable
  Maximum deferred sales charge (load)                            Not applicable
  Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
  Management fees                                                           0.62%
  Distribution and service (12b-1) fees                                     None
  Other expenses                                                            0.03%
  Total operating expenses                                                  0.65%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                CLASS IA
EXPENSES
(with or without redemption)
  Year 1                                        $      66
  Year 3                                        $     208
  Year 5                                        $     362
  Year 10                                       $     810


[SIDENOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill


-  Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

-  Joined Wellington Management as an investment professional in 1985


David R. Fassnacht

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries

-  Joined Wellington Management as an investment professional in 1991


James N. Mordy

-  Senior Vice President and Equity Portfolio Manager of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, consumer staples and utilities sectors

-  Joined Wellington Management as an investment professional in 1985


David W. Palmer

-  Vice President and Equity Research Analyst of Wellington Management


- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, energy and specialty finance sectors and for the firm for at least the past five years

-  Joined Wellington Management as an investment professional in 1998


The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and Government Securities HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than Money Market HLS Fund, which invests in high-quality money market securities at all times as its principal investment strategy) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, and MidCap Stock HLS Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices as a principal investment strategy. Each other fund (except Money Market HLS Fund) may also employ these techniques, although not as a principal investment strategy. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.

FOREIGN INVESTMENTS

Except as noted below, each fund, except Index HLS Fund, MidCap Stock HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, SmallCap Value HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. Index HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and not as part of its principal investment strategy. Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. MidCap Stock HLS Fund and SmallCap Value HLS Fund may invest in securities of foreign issuers and non-dollar securities, but not as part of their principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of its principal investment strategy. Each other fund, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund, International Small Company HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. SmallCap Value HLS Fund may not invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission). Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRS" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "ISHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRS" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

Blue Chip Stock HLS Fund may invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., money market funds managed by T. Rowe Price (Blue Chip Stock HLS Fund's sub-adviser) and made available to clients of T. Rowe Price. The T. Rowe Price Reserve Investment Fund does not charge investment advisory fees and T. Rowe Price received an exemptive order from the Securities and Exchange Commission that permits a fund to invest up to 25% of total assets in the T. Rowe Price Reserve Investment Fund.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Capital Opportunities HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.


TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Blue Chip Stock HLS Fund, Disciplined Equity HLS Fund, Equity Income HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, MidCap Stock HLS Fund, Mortgage Securities HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

                                                         MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had approximately $61 billion in assets under management as of December 31, 2005. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors of Hartford HLS Series Fund II, Inc., to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.


LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

To date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS

HIGH YIELD HLS FUND, INDEX HLS FUND, MONEY MARKET HLS FUND, MORTGAGE SECURITIES HLS FUND, TOTAL RETURN BOND HLS FUND AND U.S. GOVERNMENT SECURITIES HLS FUND. Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, EQUITY INCOME HLS FUND, FOCUS HLS FUND, GLOBAL ADVISERS, HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH HLS FUND, GROWTH OPPORTUNITIES HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, INTERNATIONAL SMALL COMPANY HLS FUND, SMALLCAP GROWTH HLS FUND, STOCK HLS FUND, VALUE HLS FUND AND VALUE OPPORTUNITIES HLS FUND. Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership, is the sub-adviser to Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Value HLS Fund and Value Opportunities HLS Fund. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.


CAPITAL OPPORTUNITIES HLS FUND AND LARGECAP GROWTH HLS FUND. Holland Capital Management, L.P. ("Holland Capital"), a Delaware limited partnership with principal offices at 1 North Wacker Drive, Suite 700, Chicago, Illinois 60606, is the sub-adviser to Capital Opportunities HLS Fund and LargeCap Growth HLS Fund. Holland Capital is a professional money management firm with investment authority over client assets as of December 31, 2005 totaling approximately $3.04 billion. Holland Capital's clients are primarily corporate employee benefit funds, public employee retirement plans, investment companies, foundations and endowments.


BLUE CHIP STOCK HLS FUND. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of Blue Chip Stock HLS Fund. T. Rowe Price was founded in 1937 and, together with its affiliates, managed approximately $269.5 billion for over nine million individual and institutional investor accounts as of December 31, 2005. Some of T. Rowe Price's accounts have investment policies similar to those of the fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.


INTERNATIONAL STOCK HLS FUND. Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of International Stock HLS Fund. Lazard, a Delaware limited liability company, is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company with one member, Lazard Group LLC, ("Lazard LLC") a Delaware limited liability company. Lazard and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 2005 totaling approximately $77.6 billion. On May 5, 2005, Lazard LLC announced certain changes to its ownership structure. On that date, shares of Lazard Ltd, a newly formed Bermuda corporation, began trading publicly on the New York Stock Exchange under the symbol "LAZ". Interests in Lazard Ltd are held by public stockholders, as well as by current and former Managing Directors of Lazard LLC, which changed its name to "Lazard Group LLC". As before the initial public offering of shares, Lazard Group LLC, continues to be the sole member of Lazard Freres which continues to be the parent company of Lazard. The day-to-day management and operations of Lazard have not changed as a result of the changes described above.

MIDCAP STOCK HLS FUND. Northern Capital Management, LLC ("Northern Capital"), 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717, is the sub-adviser to MidCap Stock HLS Fund. Northern Capital is a professional investment management firm providing investment advisory services to institutional and individual investors. As of December 31, 2005, Northern Capital had investment management authority over approximately $1.9 billion in assets.

SMALLCAP VALUE HLS FUND. Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA") are the investment sub-advisers to SmallCap Value HLS Fund.

KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2005, KAR had approximately $8.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in domestic value equity (large cap and small cap), international core value equity and balanced portfolios. As of December 31, 2005, MetWest Capital had investment management authority over approximately $3.87 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

SSgA is a subsidiary of State Street Corporation, one of the world's largest custodians. As of December 31, 2005, SSgA had approximately $99.6 billion in assets under management. SSgA is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.


MANAGEMENT FEES

Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund each pay a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for purposes of presentation in the table below). Each other fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. These fees are based on a stated percentage of the fund's average daily net asset value as follows:

ADVISERS HLS FUND(1)

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $250 Million                                      0.680%
Next $250 Million                                       0.655%
Next $500 Million                                       0.645%
Amount over $1 Billion                                  0.595%

(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

BLUE CHIP STOCK HLS FUND(2)

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $100 Million                                      0.900%
Amount over $100 Million                                0.850%


(2) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.


CAPITAL OPPORTUNITIES HLS FUND(3)

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $200 Million                                      0.900%
Next $300 Million                                       0.850%
Amount over $500 Million                                0.800%


(3) HL Advisors has voluntarily agreed to waive 0.20% of its management fees until December 31, 2006.


CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND AND INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $250 Million                                      0.775%
Next $250 Million                                       0.725%
Next $500 Million                                       0.675%
Amount over $1 Billion                                  0.625%

EQUITY INCOME HLS FUND(4), GROWTH HLS FUND AND VALUE HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $250 Million                                      0.825%
Next $250 Million                                       0.775%
Next $500 Million                                       0.725%
Amount over $1 Billion                                  0.675%


(4) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.


FOCUS HLS FUND(5), INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $250 Million                                      0.850%
Next $250 Million                                       0.800%
Amount over $500 Million                                0.750%


(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.


HIGH YIELD HLS FUND(6)

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $250 Million                                      0.775%
Next $250 Million                                       0.725%
Next $500 Million                                       0.675%
Next $4 Billion                                         0.625%
Next $5 Billion                                         0.605%
Amount over $10 Billion                                 0.595%


(6) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of its management fees until December 31, 2006.


GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $100 Million                                      0.700%
Amount over $100 Million                                0.600%

INDEX HLS FUND(7)

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $2 Billion                                        0.400%
Next $3 Billion                                         0.300%
Next $5 Billion                                         0.280%
Amount over $10 Billion                                 0.270%


(7) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.


INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $100 Million                                      0.850%
Amount over $100 Million                                0.800%

LARGECAP GROWTH HLS FUND(8)

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $100 Million                                      0.900%
Next $100 Million                                       0.850%
Amount over $200 Million                                0.800%


(8) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.


MIDCAP STOCK HLS FUND(9)

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $100 Million                                      0.900%
Next $150 Million                                       0.850%
Amount over $250 Million                                0.800%


(9) HL Advisors has voluntarily agreed to waive 0.20% of its management fees until December 31, 2006.


SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $50 Million                                       0.900%
Amount over $50 Million                                 0.850%

STOCK HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $250 Million                                      0.525%
Next $250 Million                                       0.500%
Next $500 Million                                       0.475%
Amount over $1 Billion                                  0.450%

TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $250 Million                                      0.525%
Next $250 Million                                       0.500%
Next $500 Million                                       0.475%
Next $4 Billion                                         0.450%
Next $5 Billion                                         0.430%
Amount over $10 Billion                                 0.420%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $50 Million                                       0.500%
Next $4.95 Billion                                      0.450%
Next $5 Billion                                         0.430%
Amount over $10 Billion                                 0.420%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
First $2 Billion                                        0.450%
Next $3 Billion                                         0.400%
Next $5 Billion                                         0.380%
Amount over $10 Billion                                 0.370%

For the year ended December 31, 2005, Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Global Advisers HLS Fund,, Global Leaders HLS Fund, Growth HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund each paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below). Each other fund paid management fees to HL Advisors. These fees, expressed as a percentage of net assets, were as follows:


FUND NAME                                            ANNUAL RATE
---------                                            -----------
Advisers HLS Fund                                      0.63%(1)
Blue Chip Stock HLS Fund                               0.88%
Capital Appreciation HLS Fund                          0.63%
Capital Opportunities HLS Fund                         0.90%
Disciplined Equity HLS Fund                            0.72%
Dividend and Growth HLS Fund                           0.64%
Equity Income HLS Fund                                 0.83%
Focus HLS Fund                                         0.85%
Global Advisers HLS Fund                               0.76%
Global Leaders HLS Fund                                0.71%
Growth HLS Fund                                        0.81%
Growth Opportunities HLS Fund                          0.61%
High Yield HLS Fund                                    0.72%
Index HLS Fund                                         0.39%
International Capital Appreciation HLS Fund            0.85%
International Opportunities HLS Fund                   0.71%
International Small Company HLS Fund                   0.85%
International Stock HLS Fund                           0.85%
LargeCap Growth HLS Fund                               0.90%
MidCap Stock HLS Fund                                  0.90%
Money Market HLS Fund                                  0.45%
Mortgage Securities HLS Fund                           0.45%
SmallCap Growth HLS Fund                               0.62%
SmallCap Value HLS Fund                                0.87%
Stock HLS Fund                                         0.46%
Total Return Bond HLS Fund                             0.46%
U.S. Government Securities HLS Fund                    0.45%
Value HLS Fund                                         0.82%
Value Opportunities HLS Fund                           0.64%


(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.


A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is currently available in the funds' annual report to shareholders covering the period ending December 31, 2005. For SmallCap Value HLS Fund, a discussion regarding the basis for the Board of Directors' approval of the fund's investment sub-advisory agreements will be available in the fund's semi-annual report to shareholders covering the period ending June 30, 2006.

FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Union Security and Union Security Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer their shares to certain qualified retirement plans (the "Plans").

Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, Index HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund, Value HLS Fund and Value Opportunities HLS Fund each offer two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. For each of these funds, the two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance. Each other fund in this prospectus offers only Class IA shares.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.


Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.


A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the funds' Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Advisers HLS Fund, Blue Chip Stock HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation Fund, International Opportunities HLS Fund, International Small Company HLS Fund, International Stock HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund, [and in particular High Yield HLS Fund] may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Money Market HLS Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation HLS Fund, High Yield HLS Fund and International Small Company HLS Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers HLS Fund, Blue Chip Stock HLS Fund, Capital Appreciation HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, International Stock HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Frequent traders using arbitrage strategies can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds.


The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.


In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.


Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.


Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI contract holders exceeded their respective reallocation limit.


Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in the fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND


                                                                       CLASS 1A - PERIODS ENDED:
                                        12/31/05                 12/31/04            12/31/03         12/31/02         12/31/01
                                     -------------            -------------       -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                           $       23.04            $       22.67       $       19.59    $       23.44    $       26.65
Net investment income (loss)(a)               0.54                     0.51                0.42             0.51             0.64
Net realized and unrealized gain
 (loss) on investments(a)                     1.12                     0.33                3.18            (4.10)           (1.85)
                                     -------------            -------------       -------------    -------------    -------------
Total from investment operations(a)           1.66                     0.84                3.60            (3.59)           (1.21)
Less distributions:
  Dividends from net investment
   income(a)                                 (0.77)                   (0.47)              (0.52)           (0.26)           (0.73)
  Distributions from net realized
   gain on investments(a)                    (1.04)                      --                  --               --            (1.27)
  Distributions from capital(a)              (0.36)                      --                  --               --               --
                                     -------------            -------------       -------------    -------------    -------------
Total distributions(a)                       (2.17)                   (0.47)              (0.52)           (0.26)           (2.00)
                                     -------------            -------------       -------------    -------------    -------------
Net increase (decrease) in net
 asset value(a)                              (0.51)                    0.37                3.08            (3.85)           (3.21)
Net asset value, end of period(a)    $       22.53            $       23.04       $       22.67    $       19.59    $       23.44
                                     =============            =============       =============    =============    =============
TOTAL RETURN(b)                               7.24%                    3.74%              18.49%          (13.79%)          (4.64%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                      $   8,157,354            $   9,699,374       $  10,358,449    $   9,249,397    $  11,836,564
Ratio of expenses to average net
 assets(c)                                    0.65%(d),(e)             0.67%(d)            0.67%            0.67%            0.66%
Ratio of net investment income
 (loss) to average net assets                 1.96%                    2.16%               2.03%            2.29%            2.51%
Portfolio turnover rate(f)                      89%                      36%                 48%              47%              34%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.64% for the period ended December 31, 2005 and 0.66% for the period ended December 31, 2004.
(e) From May 1, 2005 through October 31, 2005, the fund's investment manager voluntarily agreed to waive 0.03% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD BLUE CHIP STOCK HLS FUND


                                                                       CLASS IA - PERIODS ENDED
                                        12/31/05                 12/31/04            12/31/03         12/31/02         12/31/01
                                     -------------            -------------       -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                              $       17.84            $       16.42       $       12.70    $       16.80    $       19.63
Net investment income (loss)                  0.07                     0.10                0.03             0.01               --
Net realized and unrealized gain
 (loss) on investments                        0.98                     1.35                3.69            (4.11)           (2.83)
                                     -------------            -------------       -------------    -------------    -------------
Total from investment operations              1.05                     1.45                3.72            (4.10)           (2.83)
Less distributions:
  Dividends from net investment
   income                                    (0.15)                   (0.03)                 --               --               --
  Distributions from net realized
   gain on investments                          --                       --                  --               --               --
  Distributions from capital                    --                       --                  --               --               --
                                     -------------            -------------       -------------    -------------    -------------
Total distributions                          (0.15)                   (0.03)                 --               --               --
                                     -------------            -------------       -------------    -------------    -------------
Net increase (decrease) in net
 asset value                                  0.90                     1.42                3.72            (4.10)           (2.83)
Net asset value, end of period       $       18.74            $       17.84       $       16.42    $       12.70    $       16.80
                                     =============            =============       =============    =============    =============
TOTAL RETURN(a)                               5.85%                    8.90%              29.30%          (24.40%)         (14.41%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                      $     155,020            $     173,702       $     182,530    $     155,333    $     239,597
Ratio of expenses to average net
 assets(b)                                    0.81%(c),(d)             0.90%(c)            0.90%            0.92%            0.92%
Ratio of net investment income
 (loss) to average net assets                 0.32%                    0.56%               0.22%            0.04%           (0.01%)
Portfolio turnover rate(e)                      27%                      26%                 28%              37%              47%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)   Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.81% for the period ended December 31, 2005 and 0.90% for the period ended December 31, 2004.
(d) During this time period, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD CAPITAL APPRECIATION HLS FUND


                                                                     CLASS IA - PERIODS ENDED:
                                        12/31/05            12/31/04            12/31/03         12/31/02         12/31/01
                                     -------------       -------------       -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                           $       53.43       $       44.91       $       31.70    $       39.75    $       59.26
Net investment income (loss)(a)               0.45                0.35                0.26             0.15             0.21
Net realized and unrealized gain
 (loss) on investments(a)                     7.57                8.34               13.17            (8.01)           (3.36)
                                     -------------       -------------       -------------    -------------    -------------
Total from investment operations(a)           8.02                8.69               13.43            (7.86)           (3.15)
Less distributions:
  Dividends from net investment
   income(a)                                 (0.52)              (0.17)              (0.22)           (0.19)           (0.27)
  Distributions from net realized
   gain on investments(a)                    (7.94)                 --                  --               --           (16.09)
  Distributions from capital(a)                 --                  --                  --               --               --
                                     -------------       -------------       -------------    -------------    -------------
Total distributions(a)                       (8.46)              (0.17)              (0.22)           (0.19)          (16.36)
                                     -------------       -------------       -------------    -------------    -------------
Net increase (decrease) in net
 asset value(a)                              (0.44)               8.52               13.21            (8.05)          (19.51)
Net asset value, end of period(a)    $       52.99       $       53.43       $       44.91    $       31.70    $       39.75
                                     =============       =============       =============    =============    =============
TOTAL RETURN(b)                              15.55%              19.36%              42.38%          (19.70%)          (6.94%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                      $  11,317,561       $  10,751,945       $   8,912,749    $   6,240,859    $   8,734,600
Ratio of expenses to average net
 assets(c)                                    0.70%(d)            0.70%(d)            0.69%            0.69%            0.68%
Ratio of net investment income
 (loss) to average net assets                 0.78%               0.77%               0.77%            0.64%            0.57%
Portfolio turnover rate(e)                      97%                 89%                 94%              94%              92%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.67% for the period ended December 31, 2005 and 0.67% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                         12/31/05                12/31/04            12/31/03        12/31/02         12/31/01
                                      -------------           -------------       -------------   -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                               $        7.08           $        6.46       $        5.09   $        7.15    $        9.37
Net investment income (loss)                   0.02                    0.03                0.02              --            (0.01)
Net realized and unrealized gain
 (loss) on investments                        (0.04)                   0.62                1.37           (2.06)           (2.21)
                                      -------------           -------------       -------------   -------------    -------------
Total from investment operations              (0.02)                   0.65                1.39           (2.06)           (2.22)
Less distributions:
  Dividends from net investment
   income                                     (0.02)                  (0.03)              (0.02)             --               --
  Distributions from net realized
   gain on investments                           --                      --                  --              --               --
  Distributions from capital                  (0.01)                     --                  --              --               --
                                      -------------           -------------       -------------   -------------    -------------
Total distributions                           (0.03)                  (0.03)              (0.02)             --               --
                                      -------------           -------------       -------------   -------------    -------------
Net increase (decrease) in net
 asset value                                  (0.05)                   0.62                1.37           (2.06)           (2.22)
Net asset value, end of period        $        7.03           $        7.08       $        6.46   $        5.09    $        7.15
                                      =============           =============       =============   =============    =============
TOTAL RETURN(a)                               (0.22%)                  9.93%              27.38%         (28.85%)         (23.63%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                       $      13,416           $      15,380       $      17,794   $      16,387    $      23,514
Ratio of expenses to average net
 assets(b)                                     0.86%(c),(d)            1.05%(c)            1.06%           1.05%            1.16%
Ratio of net investment income
 (loss) to average net assets                  0.31%                   0.38%               0.28%           0.04%           (0.19)%
Portfolio turnover rate(e)                       24%                    119%                 68%            109%             102%



(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)   Ratios do not reflect reductions for expense offsets.
(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 1.05% for the period ended December 31, 2004.
(d) During this time period, the fund's investment manager voluntarily agreed to waive 0.20% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD DISCIPLINED EQUITY HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                        12/31/05            12/31/04            12/31/03         12/31/02         12/31/01
                                     -------------       -------------       -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                           $       12.02       $       11.20       $        8.80    $       11.72    $       13.26
Net investment income (loss)(a)               0.12                0.16                0.07             0.05             0.06
Net realized and unrealized gain
 (loss) on investments(a)                     0.67                0.79                2.45            (2.97)           (1.10)
                                     -------------       -------------       -------------    -------------    -------------
Total from investment operations(a)           0.79                0.95                2.52            (2.92)           (1.04)
Less distributions:
  Dividends from net investment
   income(a)                                 (0.15)              (0.13)              (0.12)              --               --
  Distributions from net realized
   gain on investments(a)                       --                  --                  --               --            (0.50)
  Distributions from capital(a)                 --                  --                  --               --               --
                                     -------------       -------------       -------------    -------------    -------------
Total distributions(a)                       (0.15)              (0.13)              (0.12)              --            (0.50)
                                     -------------       -------------       -------------    -------------    -------------
Net increase (decrease) in net
 asset value(a)                               0.64                0.82                2.40            (2.92)           (1.54)
Net asset value, end of period(a)    $       12.66       $       12.02       $       11.20    $        8.80    $       11.72
                                     =============       =============       =============    =============    =============
TOTAL RETURN(b)                               6.58%               8.41%              28.82%          (24.65%)          (8.02%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                      $   1,019,703       $     770,938       $     685,888    $     460,807    $     416,013
Ratio of expenses to average net
 assets(c)                                    0.74%(d)            0.75%(d)            0.78%            0.79%            0.79%
Ratio of net investment income
 (loss) to average net assets                 1.07%               1.53%               0.89%            0.65%            0.54%
Portfolio turnover rate(e)                      58%                 62%                 73%              92%              85%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.72% for the period ended December 31, 2005 and 0.74% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DIVIDEND AND GROWTH HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                        12/31/05            12/31/04            12/31/03         12/31/02         12/31/01
                                     -------------       -------------       -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                           $       20.83       $       18.77       $       15.09    $       18.80    $       21.24
Net investment income (loss)(a)               0.36                0.32                0.24             0.25             0.31
Net realized and unrealized gain
 (loss) on investments(a)                     0.87                2.01                3.79            (3.64)           (1.14)
                                     -------------       -------------       -------------    -------------    -------------
Total from investment operations(a)           1.23                2.33                4.03            (3.39)           (0.83)
Less distributions:
  Dividends from net investment
   income(a)                                 (0.40)              (0.27)              (0.25)           (0.23)           (0.30)
  Distributions from net realized
   gain on investments(a)                    (0.92)                 --               (0.10)           (0.09)           (1.31)
  Distributions from capital(a)                 --                  --                  --               --               --
                                     -------------       -------------       -------------    -------------    -------------
Total distributions(a)                       (1.32)              (0.27)              (0.35)           (0.32)           (1.61)
                                     -------------       -------------       -------------    -------------    -------------
Net increase (decrease) in net
 asset value(a)                              (0.09)               2.06                3.68            (3.71)           (2.44)
Net asset value, end of period(a)    $       20.74       $       20.83       $       18.77    $       15.09    $       18.80
                                     =============       =============       =============    =============    =============
TOTAL RETURN(b)                               5.96%              12.42%              26.80%          (14.23%)          (4.04%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                      $   4,978,773       $   4,719,663       $   3,927,415    $   2,810,675    $   3,190,773
Ratio of expenses to average net
 assets(c)                                    0.67%(d)            0.68%(d)            0.69%            0.69%            0.68%
Ratio of net investment income
 (loss) to average net assets                 1.70%               1.73%               1.61%            1.56%            1.66%
Portfolio turnover rate(e)                      26%                 27%                 31%              43%              61%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.66% for the period ended December 31, 2005 and 0.67% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD EQUITY INCOME HLS FUND


                                                                                     CLASS IA - PERIODS ENDED:
                                                                                                                10/31/03-
                                                                          12/31/05              12/31/04       12/31/03(a)
                                                                        -----------           -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                    $     11.64           $     10.75      $     10.00
Net investment income (loss)                                                   0.21                  0.12             0.02
Net realized and unrealized gain (loss) on investments                         0.36                  0.89             0.75
                                                                        -----------           -----------      -----------
Total from investment operations                                               0.57                  1.01             0.77
Less distributions:
  Dividends from net investment income                                        (0.20)                (0.12)           (0.02)
  Distributions from net realized gain on investments                            --                    --               --
  Distributions from capital                                                     --                    --               --
                                                                        -----------           -----------      -----------
Total distributions                                                           (0.20)                (0.12)           (0.02)
                                                                        -----------           -----------      -----------
Net increase (decrease) in net asset value                                     0.37                  0.89             0.75
Net asset value, end of period                                          $     12.01           $     11.64      $     10.75
                                                                        ===========           ===========      ===========
TOTAL RETURN(b)                                                                4.81%                 9.43%            7.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                $   231,151           $    90,197      $     8,511
Ratio of expenses to average net assets(d)                                     0.76%(e),(f)          0.90%(e)         1.13%(g)
Ratio of net investment income (loss) to average net assets                    2.27%                 1.99%            1.50%(g)
Portfolio turnover rate(h)                                                       21%                   18%               2%


(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Not annualized.
(d)   Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.75% for the period ended December 31, 2005 and 0.88% for the period ended December 31, 2004.
(f) During this time period, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(g)   Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD FOCUS HLS FUND


                                                                    CLASS IA - PERIODS ENDED:
                                                                                                                  4/30/01-
                                        12/31/05               12/31/04           12/31/03        12/31/02       12/31/01(a)
                                      ------------           ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(b)                            $      10.18           $       9.90       $       7.74    $      10.38    $      10.00
Net investment income (loss)(b)               0.10                   0.10               0.03            0.03            0.02
Net realized and unrealized gain
 (loss) on investments(b)                     0.87                   0.21               2.16           (2.66)           0.38
                                      ------------           ------------       ------------    ------------    ------------
Total from investment operations(b)           0.97                   0.31               2.19           (2.63)           0.40
Less distributions:
  Dividends from net investment
   income(b)                                 (0.19)                 (0.03)             (0.03)             --           (0.02)
  Distributions from net realized
   gain on investments(b)                    (0.40)                    --                 --           (0.01)             --
  Distributions from capital(b)                 --                     --                 --              --              --
                                      ------------           ------------       ------------    ------------    ------------
Total distributions(b)                       (0.59)                 (0.03)             (0.03)          (0.01)          (0.02)
                                      ------------           ------------       ------------    ------------    ------------
Net increase (decrease) in net
 asset value(b)                               0.38                   0.28               2.16           (2.64)           0.38
Net asset value, end of period(b)     $      10.56           $      10.18       $       9.90    $       7.74    $      10.38
                                      ============           ============       ============    ============    ============
TOTAL RETURN(c)                               9.88%                  3.16%             28.37%         (24.59%)          3.94%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                       $     52,679           $     49,519       $     49,891    $     35,237    $     32,968
Ratio of expenses to average net
 assets(e)                                    0.91%(f),(g)           0.90%(f)           0.90%           0.88%           0.95%(h)
Ratio of net investment income
 (loss) to average net assets                 0.77%                  1.06%              0.40%           0.40%           0.47%(h)
Portfolio turnover rate(i)                     136%                   111%               129%            212%            113%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) For the periods ended December 31, 2001 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)   Not annualized.
(e)   Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.89% for the period ended December 31, 2005 and 0.86% for the period ended December 31, 2004.
(g) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(h)   Annualized.
(i) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD GLOBAL ADVISERS HLS FUND


                                                                       CLASS IA - PERIODS ENDED:
                                               12/31/05          12/31/04         12/31/03       12/31/02       12/31/01
                                             -----------       -----------      -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                                   $     12.53       $     11.15      $      9.16    $     10.07    $     11.49
Net investment income (loss)(a)                     0.21              0.19             0.12          (0.50)          0.23
Net realized and unrealized gain
 (loss) on investments(a)                           0.20              1.19             1.95          (0.41)         (0.94)
                                             -----------       -----------      -----------    -----------    -----------
Total from investment operations(a)                 0.41              1.38             2.07          (0.91)         (0.71)
Less distributions:
  Dividends from net investment
   income(a)                                       (0.46)               --            (0.08)            --          (0.08)
  Dividends in excess of net
   investment income(a)                               --                --               --             --             --
  Distributions from net realized
   gain on investments(a)                             --                --               --             --          (0.63)
  Distributions from capital(a)                       --                --               --             --             --
                                             -----------       -----------      -----------    -----------    -----------
Total distributions(a)                             (0.46)               --            (0.08)            --          (0.71)
                                             -----------       -----------      -----------    -----------    -----------
Net increase (decrease) in net
 asset value(a)                                    (0.05)             1.38             1.99          (0.91)         (1.42)
Net asset value, end of period(a)            $     12.48       $     12.53      $     11.15    $      9.16    $     10.07
                                             ===========       ===========      ===========    ===========    ===========
TOTAL RETURN(b)                                     3.37%            12.38%           22.26%         (8.95%)        (6.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                              $   332,169       $   362,757      $   312,492    $   269,329    $   331,784
Ratio of expenses to average net
 assets(c)                                          0.83%(d)          0.84%(d)         0.84%          0.83%          0.86%
Ratio of net investment income
 (loss) to average net assets                       1.59%             1.27%            1.26%          2.05%          2.21%
Portfolio turnover rate(e)                           502%              511%             452%           288%           346%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.77% for the period ended December 31, 2005 and 0.78% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL LEADERS HLS FUND


                                                                     CLASS IA - PERIODS ENDED:
                                          12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                        ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period(a)                              $      18.41       $      15.53       $      11.50    $      14.43    $      17.59
Net investment income (loss)(a)                 0.14               0.12               0.07            0.13            0.11
Net realized and unrealized gain
 (loss) on investments(a)                       0.33               2.85               4.02           (2.95)          (3.02)
                                        ------------       ------------       ------------    ------------    ------------
Total from investment operations(a)             0.47               2.97               4.09           (2.82)          (2.91)
Less distributions:
  Dividends from net investment
   income(a)                                   (0.14)             (0.09)             (0.06)          (0.11)          (0.08)
  Distributions from net realized
   gain on investments(a)                         --                 --                 --              --           (0.17)
  Distributions from capital(a)                   --                 --                 --              --              --
                                        ------------       ------------       ------------    ------------    ------------
Total distributions(a)                         (0.14)             (0.09)             (0.06)          (0.11)          (0.25)
                                        ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net
 asset value(a)                                 0.33               2.88               4.03           (2.93)          (3.16)
Net asset value, end of period(a)       $      18.74       $      18.41       $      15.53    $      11.50    $      14.43
                                        ============       ============       ============    ============    ============
TOTAL RETURN(b)                                 2.59%             19.19%             35.57%         (19.51%)        (16.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                         $    935,539       $  1,004,850       $    728,049    $    544,901    $    484,661
Ratio of expenses to average net
 assets(c)                                      0.77%(d)           0.78%(d)           0.80%           0.81%           0.81%
Ratio of net investment income
 average net assets                             0.74%              0.83%              0.54%           1.06%           0.71%
Portfolio turnover rate(e)                       262%               255%               292%            324%            363%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68% for the period ended December 31, 2005 and 0.68% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH HLS FUND


                                                                               CLASS IA - PERIODS ENDED:
                                                                                                               4/30/02-
                                                               12/31/05         12/31/04         12/31/03     12/31/02(a)
                                                              ----------       ----------       ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    12.47       $    11.66       $     8.66    $     10.00
Net investment income (loss)                                        0.02             0.01            (0.01)            --
Net realized and unrealized gain (loss) on investments              0.53             1.39             2.85          (1.34)
                                                              ----------       ----------       ----------    -----------
Total from investment operations                                    0.55             1.40             2.84          (1.34)
Less distributions:
  Dividends from net investment income
  Distributions from net realized gain on investments              (0.48)           (0.09)           (0.34)            --
  Distributions from capital                                          --               --               --             --
                                                              ----------       ----------       ----------    -----------
Total distributions                                                (0.48)           (0.09)           (0.34)            --
                                                              ----------       ----------       ----------    -----------
Net increase (decrease) in net asset value                          0.07             1.31             2.50          (1.34)
Net asset value, end of period                                $    12.54       $    12.47       $    11.16    $      8.66
                                                              ==========       ==========       ==========    ===========
TOTAL RETURN(b)                                                     4.67%           12.49%           32.81%        (13.43%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $  345,558       $  249,473       $  127,944    $    13,452
Ratio of expenses to average net assets(d)                          0.84%(e)         0.86%(e)         0.88%          0.99%(f)
Ratio of net investment income (loss) to
average net assets                                                  0.02%            0.09%           (0.20%)        (0.01%)(f)
Portfolio turnover rate(g)                                            76%              79%             111%            76%


(a)   The fund commenced operations on April 30, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Not annualized.
(d)   Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82% for the period ended December 31, 2005 and 0.83% for the period ended December 31, 2004.

(f)   Annualized.
(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04          12/31/03        12/31/02        12/31/01
                                          ------------       ------------      ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $      27.63       $      23.57      $      16.40    $      22.66    $      40.66
Net investment income (loss)                      0.12               0.05             (0.01)          (0.03)             --
Net realized and unrealized gain
 (loss) on investments                            4.36               4.01              7.18           (6.23)          (9.21)
                                          ------------       ------------      ------------    ------------    ------------
Total from investment operations                  4.48               4.06              7.17           (6.26)          (9.21)
Less distributions:
  Dividends from net investment
   income                                        (0.06)                --                --              --              --
  Distributions from net realized
   gain on investments                           (1.98)                --                --              --           (8.79)
  Distributions from capital                        --                 --                --              --              --
                                          ------------       ------------      ------------    ------------    ------------
Total distributions                              (2.04)                --                --              --           (8.79)
                                          ------------       ------------      ------------    ------------    ------------
Net increase (decrease) in net
 asset value                                      2.44               4.06              7.17           (6.26)         (18.00)
Net asset value, end of period            $      30.07       $      27.63      $      23.57    $      16.40    $      22.66
                                          ============       ============      ============    ============    ============
TOTAL RETURN(a)                                  16.31%             17.18%            43.79%         (27.65%)        (22.85%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                           $  1,012,774       $    848,674      $    696,900    $    478,045    $    755,068
Ratio of expenses to average net
 assets(b)                                        0.64%(c)           0.63%(c)          0.64%           0.66%           0.65%
Ratio of net investment income
 (loss) to average net assets                     0.33%              0.23%            (0.05%)         (0.16%)         (0.01%)
Portfolio turnover rate(d)                         140%               137%              145%            189%            228%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)   Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.58% for the period ended December 31, 2005 and 0.57% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND


                                                                        CLASS IA - PERIODS ENDED:
                                            12/31/05               12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------           ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      10.26           $      10.06       $       8.49    $       9.64    $       9.39
Net investment income (loss)(a)                   0.79                   0.58               0.19            0.63            0.78
Net realized and unrealized gain (loss)
 on investments(a)                               (0.58)                  0.12               1.75           (1.73)          (0.52)
                                          ------------           ------------       ------------    ------------    ------------
Total from investment operations(a)               0.21                   0.70               1.94           (1.10)           0.26
Less distributions:
  Dividends from net investment
   income(a)                                     (0.67)                 (0.50)             (0.37)          (0.05)          (0.01)
  Distributions from net realized gain
   on investments(a)                                --                     --                 --              --              --
  Distributions from capital(a)                     --                     --                 --              --              --
                                          ------------           ------------       ------------    ------------    ------------
Total distributions(a)                           (0.67)                 (0.50)             (0.37)          (0.05)          (0.01)
                                          ------------           ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                        (0.46)                  0.20               1.57           (1.15)           0.25
Net asset value, end of period(a)         $       9.80           $      10.26       $      10.06    $       8.49    $       9.64
                                          ============           ============       ============    ============    ============
TOTAL RETURN(b)                                   2.13%                  7.40%             23.18%          (6.89%)          2.69%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    443,859           $    518,881       $    481,315    $    200,017    $    127,044
Ratio of expenses to average net
 assets(c)                                        0.76%(d),(e)           0.77%(d)           0.78%           0.82%           0.81%
Ratio of net investment income (loss)
 to average net assets                            6.51%                  6.31%              7.00%           9.33%           9.70%
Portfolio turnover rate(f)                         138%                    92%                44%             60%             63%
Current Yield(g)                                  7.26%                  5.43%              6.11%           9.18%          10.89%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.76% for the period ended December 31, 2005 and 0.77% for the period ended December 31, 2004.
(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.05% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(g) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD INDEX HLS FUND


                                                                        CLASS IA - PERIODS ENDED:
                                            12/31/05              12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------          ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      32.17          $      29.60       $      23.46    $      31.81    $      37.25
Net investment income (loss)(a)                   0.51                  0.50               0.36            0.32            0.31
Net realized and unrealized gain (loss)
 on investments(a)                                0.90                  2.56               6.23           (8.29)          (4.87)
                                          ------------          ------------       ------------    ------------    ------------
Total from investment operations(a)               1.41                  3.06               6.59           (7.97)          (4.56)
Less distributions:
  Dividends from net investment
   income(a)                                     (0.61)                (0.39)             (0.37)          (0.28)          (0.29)
  Distributions from net realized gain
   on investments(a)                             (1.00)                (0.10)             (0.08)          (0.10)          (0.59)
  Distributions from capital(a)                     --                    --                 --              --              --
                                          ------------          ------------       ------------    ------------    ------------
Total distributions(a)                           (1.61)                (0.49)             (0.45)          (0.38)          (0.88)
                                          ------------          ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                        (0.20)                 2.57               6.14           (8.35)          (5.44)
Net asset value, end of period(a)         $      31.97          $      32.17       $      29.60    $      23.46    $      31.81
                                          ============          ============       ============    ============    ============
TOTAL RETURN(b)                                   4.50%                10.39%             28.13%         (22.45%)        (12.31%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  1,701,424          $  1,973,470       $  1,934,490    $  1,553,260    $  1,976,361
Ratio of expenses to average net
 assets(c)                                        0.42%(d),(e)          0.44%(d)           0.44%           0.44%           0.43%
Ratio of net investment income (loss)
 to average net assets                            1.46%                 1.60%              1.40%           1.18%           0.91%
Portfolio turnover rate(f)                           5%                    5%                 3%             15%              5%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.42% for the period ended December 31, 2005 and 0.44% for the period ended December 31, 2004.
(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND


                                                                       CLASS IA - PERIODS ENDED:
                                                                                                                  4/30/01-
                                            12/31/05           12/31/04           12/31/03        12/31/02       12/31/01(a)
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)   $      12.45       $      10.20       $       7.09    $       8.59    $      10.00
Net investment income (loss)(b)                   0.11               0.05                 --            0.03            0.01
Net realized and unrealized gain (loss)
 on investments(b)                                0.60               2.44               3.61           (1.51)          (1.41)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(b)               0.71               2.49               3.61           (1.48)          (1.40)
Less distributions:
  Dividends from net investment
   income(b)                                     (0.10)                --                 --           (0.02)          (0.01)
  Distributions from net realized gain
   on investments(b)                             (0.58)             (0.24)             (0.50)             --              --
  Distributions from capital(b)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(b)                           (0.68)             (0.24)             (0.50)          (0.02)          (0.01)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(b)                                         0.03               2.25               3.11           (1.50)          (1.41)
Net asset value, end of period(b)         $      12.48       $      12.45       $      10.20    $       7.09    $       8.59
                                          ============       ============       ============    ============    ============
TOTAL RETURN(c)                                   6.16%             24.72%             51.02%         (17.21%)        (13.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    370,555       $    208,703       $     67,147    $     21,368    $      9,969
Ratio of expenses to average net
 assets(e)                                        0.93%(f)           0.97%(f)           1.01%           1.26%           1.00%(g)
Ratio of net investment income (loss)
 to average net assets                            1.05%              0.86%              0.23%           0.59%           0.42%(g)
Portfolio turnover rate(h)                         179%               215%               244%            285%            191%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)   Not annualized.
(e)   Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 0.89% for the period ended December 31, 2004.

(g)   Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05          12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------      ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)   $      11.86      $      10.11       $       7.66    $       9.53    $      13.64
Net investment income (loss)(a)                   0.14              0.10               0.09            0.17            0.12
Net realized and unrealized gain (loss)
 on investments(a)                                1.59              1.73               2.44           (1.94)          (2.61)
                                          ------------      ------------       ------------    ------------    ------------
Total from investment operations(a)               1.73              1.83               2.53           (1.77)          (2.49)
Less distributions:
  Dividends from net investment
   income(a)                                        --             (0.08)             (0.08)          (0.10)          (0.01)
  Distributions from net realized gain
   on investments(a)                                --                --                 --              --           (1.61)
  Distributions from capital(a)                     --                --                 --              --              --
                                          ------------      ------------       ------------    ------------    ------------
Total distributions(a)                              --             (0.08)             (0.08)          (0.10)          (1.62)
                                          ------------      ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                         1.73              1.75               2.45           (1.87)          (4.11)
Net asset value, end of period(a)         $      13.59      $      11.86       $      10.11    $       7.66    $       9.53
                                          ============      ============       ============    ============    ============
TOTAL RETURN(b)                                  14.62%            18.08%             33.10%         (17.93%)        (18.73%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  1,251,426      $  1,054,884       $    823,760    $    646,903    $    941,934
Ratio of expenses to average net
 assets(c)                                        0.78%(d)          0.80%(d)           0.83%           0.81%           0.81%
Ratio of net investment income (loss)
 to average net assets                            1.22%             1.13%              1.08%           1.23%           1.10%
Portfolio turnover rate(e)                         120%              142%               144%            161%            144%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)   Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74% for the period ended December 31, 2005 and 0.74% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                                            CLASS IA - PERIODS ENDED:
                                                                                                                  4/30/01-
                                            12/31/05           12/31/04           12/31/03        12/31/02       12/31/01(a)
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)   $      14.52       $      12.62       $       8.89    $       9.39    $      10.00
Net investment income (loss)(b)                   0.11               0.16               0.09            0.02            0.05
Net realized and unrealized gain (loss)
 on investments(b)                                2.44               1.96               4.68           (0.52)          (0.64)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations(b)               2.55               2.12               4.77           (0.50)          (0.59)
Less distributions:
  Dividends from net investment
   income(b)                                     (0.38)                --              (0.11)             --           (0.02)
  Distributions from net realized gain
   on investments(b)                             (1.85)             (0.22)             (0.93)             --              --
  Distributions from capital(b)                     --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions(b)                           (2.23)             (0.22)             (1.04)             --           (0.02)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(b)                                         0.32               1.90               3.73           (0.50)          (0.61)
Net asset value, end of period(b)         $      14.84       $      14.52       $      12.62    $       8.89    $       9.39
                                          ============       ============       ============    ============    ============
TOTAL RETURN(c)                                  18.60%             16.96%             53.73%          (5.08%)         (5.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $    193,712       $     84,012       $     44,088    $     16,722    $      4,373
Ratio of expenses to average net
 assets(e)                                        1.00%(f)           1.08%(f)           1.23%           1.71%           1.00%(g)
Ratio of net investment income (loss)
 to average net assets                            1.19%              1.53%              1.35%           0.23%           1.01%(g)
Portfolio turnover rated(h)                         95%               119%               150%            183%            168%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(d)   Not annualized.
(e)   Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.97% for the period ended December 31, 2005 and 1.01% for the period ended December 31, 2004.

(g)   Annualized.
(h) Portfolio turnover rate calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL STOCK HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $      13.63       $      11.85       $       9.33    $      10.43    $      15.07
Net investment income (loss)                      0.26               0.21               0.20            0.17            0.11
Net realized and unrealized gain (loss)
 on investments                                   1.26               1.61               2.57           (1.18)          (3.62)
                                          ------------       ------------       ------------    ------------    ------------
Total from investment operations                  1.52               1.82               2.77           (1.01)          (3.51)
Less distributions:
  Dividends from net investment income           (0.18)             (0.04)             (0.25)          (0.09)             --
  Distributions from net realized gain
   on investments                                   --                 --                 --              --           (1.13)
  Distributions from capital                        --                 --                 --              --              --
                                          ------------       ------------       ------------    ------------    ------------
Total distributions                              (0.18)             (0.04)             (0.25)          (0.09)          (1.13)
                                          ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value                                            1.34               1.78               2.52           (1.10)          (4.64)
Net asset value, end of period            $      14.97       $      13.63       $      11.85    $       9.33    $      10.43
                                          ============       ============       ============    ============    ============
TOTAL RETURN(a)                                  11.40%             15.31%             30.01%          (9.74%)        (24.17%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $     96,129       $     96,582       $     94,895    $     81,352    $    105,313
Ratio of expenses to average net
 assets(b)                                        0.94%(c)           0.96%(c)           0.96%           0.97%           0.94%
Ratio of net investment income (loss)
 to average net assets                            1.72%              1.49%              1.83%           1.53%           0.89%
Portfolio turnover rate(d)                          57%                58%                43%             53%             58%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)   Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.91% for the period ended December 31, 2005 and 0.96% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD LARGECAP GROWTH HLS FUND


                                                                        CLASS IA - PERIODS ENDED:
                                            12/31/05               12/31/04          12/31/03       12/31/02        12/31/01
                                          ------------           ------------      ------------   ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $       9.58           $       8.59      $       6.96   $      10.09    $      11.86
Net investment income (loss)                      0.02                   0.06                --          (0.02)          (0.01)
Net realized and unrealized gain (loss)
 on investments                                   0.07                   0.93              1.63          (3.11)          (1.76)
                                          ------------           ------------      ------------   ------------    ------------
Total from investment operations                  0.09                   0.99              1.63          (3.13)          (1.77)
Less distributions:
  Dividends from net investment income           (0.08)                    --                --             --              --
  Distributions from net realized gain
   on investments                                   --                     --                --             --              --
  Distributions from capital                        --                     --                --             --              --
                                          ------------           ------------      ------------   ------------    ------------
Total distributions                              (0.08)                    --                --             --              --
                                          ------------           ------------      ------------   ------------    ------------
Net increase (decrease) in net asset
 value                                            0.01                   0.99              1.63          (3.13)          (1.77)
Net asset value, end of period            $       9.59           $       9.58      $       8.59   $       6.96    $      10.09
                                          ============           ============      ============   ============    ============
TOTAL RETURN(a)                                   0.99%                 11.54%            23.42%        (31.04%)        (14.89%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $     69,136           $     59,766      $     58,670   $     51,944    $     86,475
Ratio of expenses to average net
 assets(b)                                        0.86%(c),(d)           0.96%(c)          0.93%          0.95%           0.95%
Ratio of net investment income (loss)
 to average net assets                            0.33%                  0.70%             0.05%         (0.19%)         (0.11%)
Portfolio turnover ratee                            34%                    30%              121%            44%             77%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)   Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 0.96% for the period ended December 31, 2004.
(d) During this time period, the fund's investment manager voluntarily agreed to waive 0.20% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MIDCAP STOCK HLS FUND


                                                                     CLASS IA - PERIODS ENDED:
                                            12/31/05               12/31/04           12/31/03        12/31/02        12/31/01
                                          ------------           ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $      12.63           $      11.21       $       8.57    $       9.85    $      10.31
Net investment income (loss)                     (0.04)                  0.01               0.02            0.02            0.01
Net realized and unrealized gain (loss)
 on investments                                   0.53                   1.43               2.64           (1.30)          (0.44)
                                          ------------           ------------       ------------    ------------    ------------
Total from investment operations                  0.49                   1.44               2.66           (1.28)          (0.43)
Less distributions:
  Dividends from net investment income              --                  (0.02)             (0.02)             --           (0.01)
  Distributions from net realized gain
   on investments                                (1.79)                    --                 --              --           (0.02)
  Distributions from capital                        --                     --                 --              --              --
                                          ------------           ------------       ------------    ------------    ------------
Total distributions                              (1.79)                 (0.02)             (0.02)             --           (0.03)
                                          ------------           ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value                                           (1.30)                  1.42               2.64           (1.28)          (0.46)
Net asset value, end of period            $      11.33           $      12.63       $      11.21    $       8.57    $       9.85
                                          ============           ============       ============    ============    ============
TOTAL RETURN(a)                                   4.55%                 12.83%             31.05%         (13.06%)         (4.17%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $     55,209           $     59,730       $     56,285    $     43,251    $     46,758
Ratio of expenses to average net
 assets(b)                                        0.81%(c),(d)           0.94%(c)           0.95%           0.97%           1.02%
Ratio of net investment income (loss)
 to average net assets                           (0.39%)                 0.02%              0.16%           0.16%           0.07%
Portfolio turnover rate(e)                         112%                   179%                76%             77%             79%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)   Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.81% for the period ended December 31, 2005 and 0.94% for the period ended December 31, 2004.
(d) During this time period, the fund's investment manager voluntarily agreed to waive 0.20% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


HARTFORD MONEY MARKET HLS FUND


                                                                      CLASS IA - PERIODS ENDED:
                                            12/31/05           12/31/04          12/31/03        12/31/02        12/31/01
                                          ------------       ------------      ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $       1.00       $       1.00      $       1.00    $       1.00    $       1.00
Net investment income (loss)                      0.03                 --              0.01            0.01            0.04
Net realized and unrealized gain (loss)
 on investments                                     --                 --                --              --              --
                                          ------------       ------------      ------------    ------------    ------------
Total from investment operations                  0.03                 --              0.01            0.01            0.04
Less distributions:
  Dividends from net investment income           (0.03)                --             (0.01)          (0.01)          (0.04)
  Distributions from net realized gain
   on investments                                   --                 --                --              --              --
  Return of capital                                 --                 --                --              --              --
                                          ------------       ------------      ------------    ------------    ------------
Total from distributions                         (0.03)                --             (0.01)          (0.01)          (0.04)
                                          ------------       ------------      ------------    ------------    ------------
Net increase (decrease) in net asset
 value                                              --                 --                --              --              --
Net asset value, end of period            $       1.00       $       1.00      $       1.00    $       1.00    $       1.00
                                          ============       ============      ============    ============    ============
TOTAL RETURN(a)                                   2.84%              0.94%             0.75%           1.47%           3.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $  1,353,836       $  1,294,525      $  1,609,439    $  2,319,456    $  1,867,520
Ratio of expenses to average net
 assets(b)                                        0.49%(c)           0.48%(c)          0.49%           0.49%           0.48%
Ratio of net investment income (loss)
 to average net assets                            2.79%              0.93%             0.75%           1.43%           3.58%
Current Yield(d)                                  3.91%              1.78%             0.68%           1.00%           1.80%
Effective Yield(d)                                3.98%              1.80%             0.69%           1.01%           1.82%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)   Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49% for the period ended December 31, 2005 and 0.48% for the period ended December 31, 2004.

(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

HARTFORD MORTGAGE SECURITIES HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                               12/31/05             12/31/04         12/31/03        12/31/02        12/31/01
                                             ------------         ------------     ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)      $      11.71         $      11.84     $      12.01    $      11.54    $      11.38
Net investment income (loss)(a)                      0.55                 0.41             0.35            0.37            0.49
Net realized and unrealized gain (loss)
 on investments(a)                                  (0.28)                0.06            (0.08)           0.15            0.34
                                             ------------         ------------     ------------    ------------    ------------
Total from investment operations(a)                  0.27                 0.47             0.27            0.52            0.83
Less distributions:
  Dividends from net investment income(a)           (0.48)               (0.58)           (0.38)          (0.05)          (0.67)
  Dividends in excess of net investment
   income(a)                                           --                   --               --              --              --
  Distributions from net realized gain on
  investments(a)                                       --                (0.02)           (0.06)             --              --
  Distributions from capital(a)                        --                   --               --              --              --
                                             ------------         ------------     ------------    ------------    ------------
Total distributions(a)                              (0.48)               (0.60)           (0.44)          (0.05)          (0.67)
                                             ------------         ------------     ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                           (0.21)               (0.13)           (0.17)           0.47            0.16
Net asset value, end of period(a)            $      11.50         $      11.71     $      11.84    $      12.01    $      11.54
                                             ============         ============     ============    ============    ============
TOTAL RETURN(b)                                      2.36%                4.12%            2.29%           8.15%           7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    457,600         $    512,171     $    587,833    $    727,323    $    424,603
Ratio of expenses to average net assets(c)           0.49%(d)             0.49%(d)         0.49%           0.49%           0.48%
Ratio of net investment income (loss) to
 average net assets                                  4.25%                3.29%            2.84%           3.86%           5.64%
Portfolio turnover rate(e)                            131%                 100%             111%            339%            233%
Current Yield(f)                                     4.48%                4.62%            4.29%           3.31%           4.86%


(a) For the periods ended December 31, 2000 to December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reduction for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49% for the period ended December 31, 2005 and 0.49% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD SMALLCAP GROWTH HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                               12/31/05             12/31/04         12/31/03        12/31/02        12/31/01
                                             ------------         ------------     ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $      20.26         $      17.55     $      11.70    $      16.44    $      23.73
Net investment income (loss)                         0.09                 0.04               --           (0.02)             --
Net realized and unrealized gain (loss)
 on investments                                      2.13                 2.67             5.85           (4.72)          (4.91)
                                             ------------         ------------     ------------    ------------    ------------
Total from investment operations                     2.22                 2.71             5.85           (4.74)          (4.91)
Less distributions:
  Dividends from net investment income              (0.08)                  --               --              --              --
  Distributions from net realized gain on
   investments                                      (1.22)                  --               --              --           (2.38)
 Distributions from capital                         (0.30)                  --               --              --              --
                                             ------------         ------------     ------------    ------------    ------------
Total distributions                                 (1.60)                  --               --              --           (2.38)
                                             ------------         ------------     ------------    ------------    ------------
Net increase (decrease) in net asset value           0.62                 2.71             5.85           (4.74)          (7.29)
Net asset value, end of period               $      20.88         $      20.26     $      17.55    $      11.70    $      16.44
                                             ============         ============     ============    ============    ============
TOTAL RETURN(a)                                     11.02%               15.43%           50.06%         (28.83%)        (20.18%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    704,168         $    503,717     $    346,380    $    184,062    $    272,272
Ratio of expenses to average net assets(b)           0.63%(c)             0.64%(c)         0.66%           0.69%           0.68%
Ratio of net investment income (loss) to
 average net assets                                  0.20%                0.27%           (0.01%)         (0.18%)         (0.02%)
Portfolio turnover rate(d)                             77%                  88%             101%             99%            164%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.62% for the period ended December 31, 2005 and 0.63% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD SMALLCAP VALUE HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                               12/31/05             12/31/04         12/31/03        12/31/02        12/31/01
                                             ------------         ------------     ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $      16.61         $      14.81     $      10.88    $      14.20    $      11.74
Net investment income (loss)                         0.15                 0.13             0.13            0.07            0.13
Net realized and unrealized gain (loss)
 on investments                                      1.08                 1.92             4.01           (1.93)           2.33
                                             ------------         ------------     ------------    ------------    ------------
Total from investment operations                     1.23                 2.05             4.14           (1.86)           2.46
Less distributions:
  Dividends from net investment income              (0.23)               (0.10)           (0.06)          (0.10)             --
  Distributions from net realized gain on
  investments                                       (3.84)               (0.15)           (0.15)          (1.36)             --
  Distributions from capital                           --                   --               --              --              --
                                             ------------         ------------     ------------    ------------    ------------
Total distributions                                 (4.07)               (0.25)           (0.21)          (1.46)             --
                                             ------------         ------------     ------------    ------------    ------------
Net increase (decrease) in net asset value          (2.84)                1.80             3.93           (3.32)           2.46
Net asset value, end of period               $      13.77         $      16.61     $      14.81    $      10.88    $      14.20
                                             ============         ============     ============    ============    ============
TOTAL RETURN(a)                                      8.11%               13.98%           38.46%         (15.17%)         21.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    103,350         $    114,296     $    105,589    $     85,029    $    108,672
Ratio of expenses to average net assets(b)           0.92%(c)             0.92%(c)         0.92%           0.92%           0.96%
Ratio of net investment income (loss) to
  average net assets                                 0.94%                0.80%            0.99%           0.60%           1.19%
Portfolio turnover rate(d)                             49%                  51%              57%             44%             49%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.92% for the period ended December 31, 2005 and 0.92% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD STOCK HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                               12/31/05             12/31/04         12/31/03        12/31/02        12/31/01
                                             ------------         ------------     ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)      $      45.72         $      44.37     $      35.46    $      47.36    $      58.80
Net investment income (loss)(a)                      0.66                 0.74             0.46            0.43            0.41
Net realized and unrealized gain (loss)
 on investments(a)                                   3.72                 1.10             8.93          (11.94)          (7.42)
                                             ------------         ------------     ------------    ------------    ------------
Total from investment operations(a)                  4.38                 1.84             9.39          (11.51)          (7.01)
Less distributions:
  Dividends from net investment income(a)           (0.89)               (0.49)           (0.48)          (0.39)          (0.38)
  Distributions from net realized gain on
   investments(a)                                      --                   --               --              --           (4.05)
  Distributions from capital(a)                        --                   --               --              --              --
                                             ------------         ------------     ------------    ------------    ------------
Total distributions(a)                              (0.89)               (0.49)           (0.48)          (0.39)          (4.43)
                                             ------------         ------------     ------------    ------------    ------------
Net increase (decrease) in net asset
  value(a)                                           3.49                 1.35             8.91          (11.90)         (11.44)
Net asset value, end of period(a)            $      49.21         $      45.72     $      44.37    $      35.46    $      47.36
                                             ============         ============     ============    ============    ============
TOTAL RETURN(b)                                      9.62%                4.17%           26.47%         (24.25%)        (12.23%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  4,787,612         $  5,657,942     $  6,014,675    $  5,094,276    $  7,834,643
Ratio of expenses to average net assets(c)           0.50%(d)             0.49%(d)         0.49%           0.49%           0.49%
Ratio of net investment income (loss) to
 average net assets                                  1.21%                1.61%            1.18%           0.97%           0.80%
Portfolio turnover rate(e)                             91%                  30%              37%             44%             39%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.48% for the period ended December 31, 2005 and 0.48% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD TOTAL RETURN BOND HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                               12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                             ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)      $      11.94       $      12.32       $      11.95    $      11.46    $      11.08
Net investment income (loss)(a)                      0.44               0.40               0.36            0.56            0.46
Net realized and unrealized gain (loss)
 on investments(a)                                  (0.14)              0.12               0.57           (0.01)           0.48
                                             ------------       ------------       ------------    ------------    ------------
Total from investment operations(a)                  0.30               0.52               0.93            0.55            0.94
Less distributions:
  Dividends from net investment income(a)           (0.88)             (0.58)             (0.50)          (0.05)          (0.56)
  Distributions from net realized gain on
   investments(a)                                   (0.09)             (0.32)             (0.06)          (0.01)             --
  Distributions from capital(a)                        --                 --                 --              --              --
                                             ------------       ------------       ------------    ------------    ------------
Total distributions(a)                              (0.97)             (0.90)             (0.56)          (0.06)          (0.56)
                                             ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(a)                                           (0.67)             (0.38)              0.37            0.49            0.38
Net asset value, end of period(a)            $      11.27       $      11.94       $      12.32    $      11.95    $      11.46
                                             ============       ============       ============    ============    ============
TOTAL RETURN(b)                                      2.45%              4.62%              7.85%          10.08%           8.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $  2,745,115       $  2,507,019       $  2,332,343    $  2,145,266    $  1,549,698
Ratio of expenses to average net assets(c)           0.50%(d)           0.50%(d)           0.50%           0.51%           0.51%
Ratio of net investment income (loss) to
 average net assets                                  4.08%              3.72%              3.74%           5.58%           5.87%
Portfolio turnover rate(e)                            190%               164%               215%            108%            185%
Current Yield(f)                                     4.53%              3.84%              3.90%           5.01%           5.74%



(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.50% for the period ended December 31, 2005 and 0.50% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                               12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                             ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $      11.24       $      11.43       $      11.36    $      10.79    $      10.59
Net investment income (loss)                         0.35               0.29               0.31            0.22            0.50
Net realized and unrealized gain (loss)
 on investments                                     (0.17)             (0.07)             (0.07)           0.89            0.28
                                             ------------       ------------       ------------    ------------    ------------
Total from investment operations                     0.18               0.22               0.24            1.11            0.78
Less distributions:
  Dividends from net investment income              (0.33)             (0.41)             (0.17)          (0.54)          (0.58)
  Distributions from net realized gain on
   investments                                         --                 --                 --              --              --
  Distributions from capital                           --                 --                 --              --              --
                                             ------------       ------------       ------------    ------------    ------------
Total distributions                                 (0.33)             (0.41)             (0.17)          (0.54)          (0.58)
                                             ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset value          (0.15)             (0.19)              0.07            0.57            0.20
Net asset value, end of period               $      11.09       $      11.24       $      11.43    $      11.36    $      10.79
                                             ============       ============       ============    ============    ============
TOTAL RETURN(a)                                      1.55%              2.07%              2.15%          10.73%           7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    591,007       $    523,819       $    514,243    $    590,626    $    174,333
Ratio of expenses to average net assets(b)           0.47%(c)           0.47%(c)           0.47%           0.49%           0.51%
Ratio of net investment income (loss) to
 average net assets                                  3.60%              3.08%              2.74%           3.47%           5.55%
Portfolio turnover rate(d)                            257%               247%               191%            283%            155%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.47% for the period ended December 31, 2005 and 0.47% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                                                                                                    4/30/01-
                                               12/31/05           12/31/04           12/31/03        12/31/02      12/31/01(a)
                                             ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)      $      10.73       $       9.72       $       7.61    $       9.94    $      10.00
Net investment income (loss)(b)                      0.15               0.13               0.10            0.08            0.03
Net realized and unrealized gain (loss)
 on investments(b)                                   0.71               0.91               2.08           (2.33)          (0.02)
                                             ------------       ------------       ------------    ------------    ------------
Total from investment operations(b)                  0.86               1.04               2.18           (2.25)           0.01
Less distributions:
  Dividends from net investment income(b)           (0.27)             (0.03)             (0.07)          (0.08)          (0.03)
  Distributions from net realized gain on
   investments(b)                                   (0.14)                --                 --              --           (0.04)
  Distributions from capital(b)                        --                 --                 --              --              --
                                             ------------       ------------       ------------    ------------    ------------
Total distributions(b)                              (0.41)             (0.03)             (0.07)          (0.08)          (0.07)
                                             ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset
 value(b)                                            0.45               1.01               2.11           (2.33)          (0.06)
Net asset value, end of period(b)            $      11.18       $      10.73       $       9.72    $       7.61    $       9.94
                                             ============       ============       ============    ============    ============
TOTAL RETURN(c)                                      8.13%             10.71%             28.60%         (22.64%)          0.06%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    193,655       $    162,644       $    155,085    $     69,388    $     40,759
Ratio of expenses to average net assets(e)           0.86%(f)           0.87%(f)           0.87%           0.89%           0.90%(g)
Ratio of net investment income (loss) to
 average net assets                                  1.42%              1.36%              1.53%           1.30%           1.02%(g)
Portfolio turnover rate(h)                             30%                45%                40%             37%             16%


(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.
(e)  Ratios do not reflect reductions for expense offsets.
(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.85% for the period ended December 31, 2005 and 0.85% for the period ended December 31, 2004.
(g)  Annualized.
(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE OPPORTUNITIES HLS FUND


                                                                         CLASS IA - PERIODS ENDED:
                                               12/31/05           12/31/04           12/31/03        12/31/02        12/31/01
                                             ------------       ------------       ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $      18.16       $      15.33       $      10.86    $      14.83    $      17.38
Net investment income (loss)                         0.14               0.13               0.06            0.07            0.08
Net realized and unrealized gain (loss)
 on investments                                      1.34               2.75               4.48           (3.68)          (0.48)
                                             ------------       ------------       ------------    ------------    ------------
Total from investment operations                     1.48               2.88               4.54           (3.61)          (0.40)
Less distributions:
  Dividends from net investment income              (0.26)             (0.05)             (0.07)          (0.09)          (0.11)
  Distributions from net realized gain on
   investments                                      (0.45)                --                 --           (0.27)          (2.04)
  Distributions from capital                           --                 --                 --              --              --
                                             ------------       ------------       ------------    ------------    ------------
Total distributions                                 (0.71)             (0.05)             (0.07)          (0.36)          (2.15)
                                             ------------       ------------       ------------    ------------    ------------
Net increase (decrease) in net asset value           0.77               2.83               4.47           (3.97)          (2.55)
Net asset value, end of period               $      18.93       $      18.16       $      15.33    $      10.86    $      14.83
                                             ============       ============       ============    ============    ============
TOTAL RETURN(a)                                      8.32%             18.87%             41.87%         (24.95%)         (2.55%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    390,113       $    259,593       $    156,879    $     88,793    $    130,567
Ratio of expenses to average net assets(b)           0.65%(c)           0.67%(c)           0.71%           0.73%           0.73%
Ratio of net investment income (loss) to
 average net assets                                  1.05%              1.10%              0.62%           0.60%           0.68%
Portfolio turnover rate(d)                             52%                80%                48%             67%            147%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.
(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.64% for the period ended December 31, 2005 and 0.66% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:

a)   management;
b)   use; and
c)   protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"s required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Group Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC


Information on the operation of the SEC's public reference room may be obtained by calling 1-202-551-8090.


BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629
Hartford HLS Series Fund II, Inc.                                      811-04615

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                           HARTFORD SERIES FUND, INC.
                                   INCLUDING:
                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
                       HARTFORD TOTAL RETURN BOND HLS FUND
                             HARTFORD VALUE HLS FUND

                        HARTFORD HLS SERIES FUND II, INC.
                                   INCLUDING:
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                          CLASS IA and CLASS IB SHARES

     This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for the Fund in question. The Funds' audited financial statements, together with the notes thereto and reports of the Funds' independent registered public accounting firm, as of December 31, 2005 appearing in the Annual Reports to Shareholders of each of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, are incorporated herein by reference. A free copy of each Annual/Semiannual Report and each prospectus is available upon request by writing to: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, by calling 1-800-862-6668, or on the Funds' website at www.hartfordinvestor.com.

Date of Prospectuses:  May 1, 2006
Date of Statement of Additional Information:  May 1, 2006

TABLE OF CONTENTS


                                                                          PAGE
GENERAL INFORMATION                                                          1

INVESTMENT OBJECTIVES AND POLICIES                                           3

HLS FUND MANAGEMENT                                                         29

INVESTMENT MANAGEMENT ARRANGEMENTS                                          40

PORTFOLIO MANAGERS                                                          50

PORTFOLIO TRANSACTIONS AND BROKERAGE                                        66

HLS FUND EXPENSES                                                           73

HLS FUND ADMINISTRATION                                                     73

DISTRIBUTION ARRANGEMENTS                                                   76

PURCHASE AND REDEMPTION OF SHARES                                           78

SUSPENSION OF REDEMPTIONS                                                   78

DETERMINATION OF NET ASSET VALUE                                            78

OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS                               79

TAXES                                                                       82

CUSTODIAN                                                                   86

TRANSFER AGENT                                                              86

DISTRIBUTOR                                                                 86

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                               86

OTHER INFORMATION                                                           86

CODE OF ETHICS                                                              87

PROXY VOTING POLICIES AND PROCEDURES                                        87

FINANCIAL STATEMENTS                                                        88


APPENDIX                                                                    A-1

                               GENERAL INFORMATION

     This SAI relates to the thirty mutual funds listed on the front cover page (each an "HLS Fund" and together the "HLS Funds") which may serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and other insurance companies, and for certain qualified retirement plans. Each HLS Fund offers two classes of shares: Class IA and Class IB. HL Investment Advisors, LLC ("HL Advisors") is the investment manager and Hartford Life Insurance Company ("Hartford Life") provides administrative services to each HLS Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. In addition, Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors, are sub-advisers to certain of the HLS Funds and provide the day-to-day investment management of the HLS Funds. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC ("HIFSCO"), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

     Each HLS Fund, except Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund, is an investment portfolio (series) of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund was originally organized as a separate Maryland corporation registered with the SEC as an open-end management investment company. On August 28, 2002 each of these HLS Funds reorganized as an investment portfolio (series) of Hartford Series Fund, Inc. Prior to their reorganizations, these HLS Funds were named, respectively, as follows: Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Small Company HLS Fund, Inc. and Hartford Stock HLS Fund, Inc. Hartford Series Fund, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford Series Fund, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes, Class IA and IB.


     As of January 3, 2005, Hartford Capital Appreciation HLS Fund no longer offers or sells Class IA or Class IB shares to separate accounts of insurance companies ("Separate Accounts"), except as follows: (1) any Dollar Cost Averaging, InvestEase, Asset Rebalancing Program or other administrative program established on or before February 28, 2005, that includes transfers of Contract Value or allocations to Capital Appreciation HLS Fund will continue uninterrupted, (2) to certain owners of other investment products offered by The Hartford; and (3) to certain qualified retirement plans.

     As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, Hartford MidCap HLS Fund no longer offers or sells Class IA shares or Class IB shares to qualified retirement plans ("Plans") or to Separate Accounts, except as follows: (1) to Separate Accounts through which group variable annuity contracts or funding agreements are issued to certain qualified retirement plans and certain state or municipal employee benefit plans in connection with such contracts issued before that date that offer MidCap HLS Fund as an investment option, (2) to Separate Accounts through which individual or "corporate-owned" variable life insurance contracts are issued in connection with such contracts issued before that date that offer MidCap HLS Fund as an investment option, (3) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer MidCap HLS Fund as an investment option, solely to facilitate certain systematic investment programs or asset allocation programs in which owners of variable annuity contracts enrolled prior to that date, and (4) directly to certain Plans and certain state or municipal employee benefit plans to which shares were issued before August 16, 2004 and that offer the MidCap HLS Fund as an investment option.

     As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, Hartford MidCap Value HLS Fund no longer offers or sells Class IA shares or Class IB shares to Plans or to Separate Accounts, except as follows: (1) to Separate Accounts through which individual variable life insurance contracts are issued in connection with such contracts issued before that date that offer MidCap Value HLS Fund as an investment option, (2) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer MidCap Value HLS Fund as an investment option, solely to facilitate certain systematic investment programs in which owners of variable annuity contracts enrolled prior to that date, and (3) directly to certain Plans and certain state or municipal employee benefit plans to which shares were issued before August 16, 2004 and that offer MidCap Value HLS
Fund as an investment option.

     As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, Hartford Small Company HLS Fund no longer offers or sells Class IA shares or Class IB shares to Plans or to Separate Accounts, except as follows: (1) to Separate Accounts through which group variable annuity contracts or funding agreements are issued to certain qualified retirement plans and certain state or municipal employee benefit plans in connection with such contracts offered or issued before that date that offer Small Company HLS Fund as an investment option, (2) to Separate Accounts through which individual variable life insurance contracts are issued in connection with such contracts issued before that date that offer Small
Company HLS Fund as an investment option, (3) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer Small Company HLS Fund as an investment option, solely to facilitate certain systematic investment programs in which owners of variable annuity contracts enrolled prior to that date, and (4) directly to certain Plans and certain state or municipal employee benefit plans to which shares were offered or issued before August 16, 2004 and that offer Small Company HLS Fund as an investment option.


     Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund are investment portfolios (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (together with Hartford Series Fund, Inc., the "Companies" and each, a "Company") registered with the SEC as an open-end management investment company. Hartford HLS Series Fund II, Inc. was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. ("Fortis Series") and commenced operations at that time as an open-end management investment company. On April 30, 2002, Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, these HLS Funds were named, respectively, as follows: Fortis Growth Stock Series (now Hartford Growth Opportunities HLS
Fund), Fortis Aggressive Growth Series (now Hartford SmallCap Growth HLS Fund), Fortis U.S. Government Securities Series (now Hartford U.S. Government Securities HLS Fund) and Fortis Value Series (now Hartford Value Opportunities HLS Fund). Hartford HLS Series Fund II, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford HLS Series Fund II, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes, Class IA and IB.

     Each HLS Fund is a diversified fund, other than Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, which are non-diversified funds.

     The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes. A reference to the "board of directors" shall refer to the board of directors of the corporation in question (or, as the case may be, to the board of directors of the corporation of which the fund in question is a series).

     In this SAI the HLS Funds that are series of Hartford HLS Series Fund II, Inc. are sometimes collectively referred to as the "New Hartford HLS Funds." Each of the other HLS Funds are sometimes collectively referred to as the "Hartford HLS Funds."

     The year of each HLS Fund's organization is as follows:

                    Advisers HLS Fund*                               1983
                    Capital Appreciation HLS Fund*                   1983
                    Disciplined Equity HLS Fund                      1998
                    Dividend and Growth HLS Fund*                    1994
                    Equity Income HLS Fund                           2003
                    Focus HLS Fund                                   2000
                    Global Advisers HLS Fund*                        1995
                    Global Communications HLS Fund                   2000
                    Global Financial Services HLS Fund               2000
                    Global Health HLS Fund                           2000
                    Global Leaders HLS Fund                          1998
                    Global Technology HLS Fund                       2000
                    Growth HLS Fund                                  2002
                    Growth Opportunities HLS Fund**                  1987
                    High Yield HLS Fund                              1998
                    Index HLS Fund*                                  1987
                    International Capital Appreciation HLS Fund      2001
                    International Opportunities HLS Fund*            1990
                    International Small Company HLS Fund             2001
                    MidCap HLS Fund*                                 1997
                    MidCap Value HLS Fund                            2001
                    Money Market HLS Fund*                           1980
                    Mortgage Securities HLS Fund*                    1985
                    Small Company HLS Fund*                          1996
                    SmallCap Growth HLS Fund**                       1994
                    Stock HLS Fund*                                  1977
                    Total Return Bond HLS Fund*                      1977
                    U.S. Government Securities HLS Fund**            1987
                    Value HLS Fund                                   2001
                    Value Opportunities HLS Fund**                   1996

* Prior to their reorganization as a series of a Maryland corporation on August 28, 2002, these HLS Funds were each organized as a separate Maryland corporation, as stated above.

** Prior to their reorganization as a series of a Maryland corporation on April
   30, 2002, these HLS Funds were each organized as a series of a Minnesota corporation, as stated above.

                       INVESTMENT OBJECTIVES AND POLICIES

     Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.   FUNDAMENTAL RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of an HLS Fund (or a class of the outstanding shares of an HLS Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class).

     Each HLS Fund, other than Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, has elected to be classified as a diversified series of an open-end management investment company. The Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

     A non-diversified fund, such as Focus HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

     The investment objectives and principal investment strategies of each HLS Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each HLS Fund followed by certain non-fundamental restrictions and policies applicable to each HLS Fund.

     1. Each HLS Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     2. Each HLS Fund (except Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

     3. Global Communications HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.

     4. Global Financial Services HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance.

     5. Global Health HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.

     6. Global Technology HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, commercial services and supplies, electronics, and communication equipment.

     7. Each HLS Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     8. Each HLS Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the HLS Fund may be deemed an underwriter under applicable laws.

     9. Each HLS Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

     10. Each HLS Fund will not purchase or sell commodities or commodities contracts, except that the HLS Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     The investment objective of each HLS Fund is non-fundamental and may be changed without a shareholder vote.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each HLS Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that an HLS Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by an HLS Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of the HLS Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the HLS Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Sell securities short except for short sales against the box.

     5. Invest more than 20% of the value of its total assets (30% in the case of High Yield HLS Fund and Total Return Bond HLS Fund and 35% in the case of Capital Appreciation HLS Fund) in the securities and loans of foreign issuers or borrowers and non-dollar securities and loans; provided that with respect to the percentages listed above for High Yield HLS Fund and Total Return Bond HLS Fund, each fund may not invest more than 10% of its total assets in non-dollar securities and loans. This policy does not apply to Money Market HLS Fund or to Funds with the words GLOBAL or INTERNATIONAL in their name.

     6. Except for Money Market HLS Fund, invest more than 15% of the HLS Fund's net assets in illiquid securities (10% for Money Market HLS Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the HLS Fund's total assets.

     SmallCap Growth HLS Fund, Growth Opportunities HLS Fund, and Value Opportunities HLS Fund may not enter into any options, futures or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the HLS Fund would exceed 5% of the value of the total assets of the HLS Fund or (b) the HLS Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the HLS Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery or forward commitment basis.)

C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE HLS FUNDS

     Each HLS Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the applicable board of directors to the extent appropriate in light of changes to applicable tax law requirements.

     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

          (a) no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,

          (b) no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,

          (c) no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and

          (d) no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Funds' prospectuses. A further description of certain investment strategies used by various HLS Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

     Certain descriptions in the prospectuses of the HLS Funds and in this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument which the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the HLS Fund's portfolio assets in accordance with the HLS Fund's investment objective, policies, and restrictions. The sub-adviser, in its discretion, may employ such practice, technique, or instrument for one or more HLS Funds, but not necessarily for all HLS Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.


     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES From time to time, as part of its principal investment strategy, each HLS Fund (other than Money Market HLS Fund, which invests in high-quality money market securities at all times as its principal investment strategy) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent an HLS Fund is in a defensive position, the HLS Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.


     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, an HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If an HLS Fund has not perfected a security interest in the security, the HLS Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the HLS Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each HLS Fund, except Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each HLS Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The HLS Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (6) commercial mortgage-backed securities.


     INVESTMENT GRADE DEBT SECURITIES The Money Market HLS Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other HLS Funds is permitted to invest in debt securities rated within the four highest rating categories (E.G., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P")) (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (E.G., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that an HLS Fund invests in higher-grade securities, the HLS Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.


     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" by Moody's or "BB" by S&P or lower, or securities or loans which, if unrated, are determined by a sub-adviser to be of comparable quality, are below investment grade. Total Return Bond HLS fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. International Small Company HLS Fund is permitted to invest up to 15% of its total assets in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. Although High Yield HLS Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 10% of its total assets will be invested in securities and bank loans rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other HLS Funds, except the Index HLS Fund, Money Market HLS Fund and U.S. Government Securities HLS Fund, is permitted to invest up to 5%, and the Global Advisers HLS Fund is permitted to invest up to 15%, of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated.

     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities", "junk bonds" "or leveraged loans" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3," "Ba2" and "Ba1." Likewise the S&P rating category of "BB" includes "BB+," "BB" and "BB-." If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by an HLS Fund with a commensurate effect on the value of an HLS Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

     BANK LOANS AND LOAN PARTICIPATIONS High Yield HLS Fund and Total Return Bond HLS Fund may invest up to 10% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value.Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to High Yield HLS Fund and Total Return Bond HLS Fund. For example, if a bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the High Yield HLS Fund or Total Return Bond HLS Fund could be held liable as co-lenders.

     Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, High Yield HLS Fund and Total Return Bond HLS Fund bear a substantial risk of losing the entire amount invested.

     Bank loans may be structured to include both term loans, which are generally fully funded at the time of High Yield HLS Fund and Total Return Bond HLS Fund's investments, and revolving credit facilities, which would

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require these HLS Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

     A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of High Yield HLS Fund or Total Return Bond HLS Fund were determined to be subject to the claims of the agent bank's general creditors, such HLS Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

     High Yield HLS Fund and Total Return Bond HLS Fund will acquire loan participations only if the lender inter-positioned between an HLS Fund and the borrower is determined by the HLS Fund's sub-adviser to be creditworthy. Loan participations typically will result in High Yield HLS fund and Total Return Bond HLS Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. High Yield HLS Fund and Total Return Bond HLS Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, an HLS Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, High Yield HLS Fund and Total Return Bond HLS Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling participation, an HLS Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     High Yield HLS Fund and Total Return Bond HLS Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The High Yield HLS Fund and Total Return Bond HLS Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore High Yield HLS Fund and Total Return Bond HLS Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on High Yield HLS Fund and Total Return Bond HLS Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such HLS Fund shares, to meet such HLS Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for High Yield HLS Fund and Total Return Bond HLS Fund to value these investments for purposes of calculating their respective net asset value.

     SENIOR FLOATING RATE LOANS High Yield HLS Fund and Total Return Bond HLS Fund may invest in interests in senior floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. High Yield HLS Fund and Total Return Bond HLS Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or predetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a

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participation interest in another lender's portion of the floating rate loan.

     Many loans in which High Yield HLS Fund and Total Return Bond HLS Fund may invest may not be rated by a rating agency, may not be registered with the Securities and Exchange Commission or any state securities commission and may not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such nonpayment would result in a reduction of income to High Yield HLS Fund and Total Return Bond HLS Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these HLS Funds. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, High Yield HLS Fund and Total Return Bond HLS Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect High Yield HLS Fund and Total Return Bond HLS Fund's performance.

     When High Yield HLS Fund and Total Return Bond HLS Fund invest in loans and securities, each of these HLS Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of High Yield HLS Fund and Total Return Bond HLS Fund's net asset value will vary, HLS Fund management expects the HLS Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in High Yield HLS Fund and Total Return Bond HLS Fund's net asset value.

     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit High Yield HLS Fund and Total Return Bond HLS Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these HLS Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     PREPAYMENT RISKS. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield

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on the prepaid loan or debt security.

     MARKET RISKS. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of High Yield HLS Fund and Total Return Bond HLS Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of an HLS Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of High Yield HLS Fund and Total Return Bond HLS Fund is also subject to income risk, which is the potential for a decline in an HLS Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. High Yield HLS Fund and Total Return Bond HLS Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

     MATERIAL NON-PUBLIC INFORMATION. High Yield HLS Fund and Total Return Bond HLS Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, High Yield HLS Fund and Total Return Bond HLS Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     REGULATORY RISK. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each HLS Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of an HLS Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.

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Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES Each HLS Fund, except Index HLS Fund, may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of

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asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     STRUCTURED NOTES The HLS Funds may invest up to 5% of their total assets in structured notes. The values of the structured notes in which the HLS Funds will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     MUNICIPAL SECURITIES High Yield HLS Fund and Total Return Bond HLS Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation, but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.)

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a

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particular offering, the maturity of the obligation and the rating of the issue.
The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by an HLS Fund exceeds 10% of the value of the HLS Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

     INVERSE FLOATERS Global Advisers HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. These HLS Funds could lose money and their net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund may not invest in equity securities. High Yield HLS Fund and Total Return Bond HLS Fund have a limited ability to invest in certain types of equity securities as described below. All other HLS Funds (except those HLS Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. High Yield HLS Fund and Total Return Bond HLS Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants to purchase equity securities or debt securities or loans. High Yield HLS Fund and Total Return Bond HLS Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.


     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on an HLS Fund's performance depends on a variety of factors, including the number of IPOs the HLS Fund invests in relative to the size of the HLS Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As an HLS Fund's asset base increases, IPOs often have a diminished effect on such HLS Fund's performance.


     SMALL CAPITALIZATION SECURITIES Each HLS Fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     HLS Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity-linked notes and similar linked securities (E.G., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. An HLS Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.


     Advisers HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Focus HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Value HLS Fund and Value Opportunities HLS Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Capital Appreciation HLS Fund may invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. High Yield HLS Fund and Total Return Bond HLS Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, each of these HLS Funds may not invest more than 10% of their total assets in non-dollar securities and loans. Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest all of their assets in the securities of foreign issuers and non-dollar securities. Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Money Market HLS Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers.

     Under normal market conditions, International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund each invest in a number of different countries thoughout the world; however these HLS Funds have no limits on the amount of assets that may be invested in each country. Global Advisers HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, these HLS Funds have no limit on the amount of assets that must be invested in each country.


     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, International Small Company HLS Fund may invest up to 15% of its total assets; Global Communications HLS Fund may invest up to 50% of its total assets; each of Global Advisers HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Leaders HLS Fund, Global Technology HLS Fund, International Capital Appreciation HLS Fund and International Opportunities HLS Fund may invest up to 25% of its total assets; each of High Yield HLS Fund and Total Return Bond HLS Fund may invest up to 30% of its total assets; and Capital Appreciation HLS Fund may invest up to 35% of its total assets, in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.


     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.


     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

     CURRENCY TRANSACTIONS Each HLS Fund, except Index HLS Fund, Money Market HLS Fund and Mortgage Securities HLS Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements" below.

     The use of currency transactions to protect the value of an HLS Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund's underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by an HLS Fund. An HLS Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect an HLS Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by an HLS Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     An HLS Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an HLS Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. An HLS Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     An HLS Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if an HLS Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause an HLS Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change an HLS Fund's investment exposure to changes in currency exchange rates and could result in losses to an HLS Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged an HLS Fund by selling that currency in exchange for dollars, an HLS Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, an HLS Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases an HLS Fund's exposure to a foreign currency and that currency's value declines, an HLS Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to an HLS Fund or that it will hedge at appropriate times.

     The HLS Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" below for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and, to a lesser extent, to enhance returns, each HLS Fund, except Money Market HLS Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each HLS Fund, except Money Market HLS Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. An HLS Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The HLS Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on non-dollar securities they hold or intend to purchase. For example, if an HLS Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if an HLS Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An

HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The HLS Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. The HLS Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The HLS Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     An HLS Fund may only write covered options.  See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each HLS Fund (except Money Market HLS Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     An HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     An HLS Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. An HLS Fund's use of these kinds of futures contracts will depend to a large degree on how this market develops.

     The HLS Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. An HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. An HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. An HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the HLS Fund's investment objectives and policies.

     The HLS Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the HLS Funds' immediate obligations. An HLS Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the HLS Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     The Companies, on behalf of the HLS Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the commodity futures Trading Commission promulgated thereunder, with respect to the HLS Funds' operation. Accordingly, the HLS Funds are not subject to registration or regulation as a CPO.

     Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, an HLS Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The HLS Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these HLS Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each HLS Fund, except Index HLS Fund and Money Market HLS Fund, may enter into currency swaps, interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Each HLS Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows an HLS Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. An HLS Fund will generally not buy protection on issuers that are not currently held by such HLS Fund. Also see Other Derivatives and Structured Investments, below.

     Swap agreements will tend to shift an HLS Fund's investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund's exposure to rising interest rates. Another example would be for an HLS Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund's investments and its share price and yield.

     The HLS Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of an HLS Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will designate the full amount of the HLS Fund's obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such HLS Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate a swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The HLS Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The HLS Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the HLS Funds, may lose the entire premium paid for purchase options that expire before they can be profitably exercised. The HLS Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ASSET SWAPS The Advisers HLS Fund, Global Advisers HLS Fund and Mortgage Securities HLS Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the HLS Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS Each HLS Fund is permitted to invest in illiquid securities or other illiquid investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for Money Market HLS Fund) would consist of such securities or other investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine an HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on an HLS Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

     Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may enter into "dollar rolls" in which an HLS Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The HLS Fund gives up the right to receive principal and interest paid on the securities sold. However, the

HLS Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the HLS Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by an HLS Fund while remaining substantially fully invested increases the amount of the HLS Fund's assets that are subject to market risk to an amount that is greater than the HLS Fund's net asset value, which could result in increased volatility of the price of the HLS Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, an HLS Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before an HLS Fund is able to purchase them, or an HLS Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, an HLS Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

     REITs Each HLS Fund, except U.S. Government Securities HLS Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the HLS Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, an HLS Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the HLS Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the HLS Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by each Companies' Board, the HLS Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective HLS Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The HLS Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by an HLS Fund is not more than 33.33% of the HLS Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, an HLS Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the HLS Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the HLS Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each HLS Fund may borrow money to the extent set forth under "Investment Objectives and Policies" above. The HLS Funds do not currently intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of an HLS Fund and will not be available for investment.

     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS Advisers HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, High Yield HLS Fund and Total Return Bond HLS Fund may not achieve their goal.

     High Yield HLS Fund and Total Return Bond HLS Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, High Yield HLS Fund and Total Return Bond HLS Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which High Yield HLS Fund and Total Return Bond HLS Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

     The HLS Funds (other than Money Market HLS Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The HLS Funds (other than Money Market HLS Fund) may also invest in "structured" notes and other similar instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The HLS Funds (other than Money Market HLS Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of an HLS Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the HLS Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, an HLS Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the HLS Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if an HLS Fund uses structured instruments to reduce the duration of an HLS Fund's portfolio, this may limit the HLS Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     The HLS Funds (other than Money Market HLS Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, an HLS Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such HLS Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.


     PORTFOLIO TURNOVER The portfolio turnover rate for each of Advisers HLS Fund, High Yield HLS Fund and Stock HLS Fund was significantly higher in fiscal year 2005 than in fiscal year 2004 primarily due to changes in each HLS Fund's portfolio management team.


     DISCLOSURE OF PORTFOLIO HOLDINGS The HLS Funds will disclose their complete calendar quarter-end portfolio holdings on the HLS Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The HLS Funds also will disclose on the HLS Funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each HLS Fund's assets (in the case of HLS Funds that invest only in fixed income instruments); or (ii) each Fund's largest ten holdings (in the case of other HLS Funds). This information will remain accessible until the next schedule appears on the website.


     The HLS Funds, the HLS Funds' investment manager, the HLS Funds' distributor (collectively "Hartford") or the HLS Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each HLS Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the HLS Funds' chief compliance officer, based on a finding that the applicable HLS Fund has a legitimate business purpose for the arrangement or practice, and that it is in the best interests of HLS Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the HLS Funds' chief compliance officer.


     Portfolio holdings are disclosed to the HLS Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with HLS Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the HLS Funds, and only in accordance with the above requirements.

     Portfolio holdings may also be disclosed to persons assisting the HLS Funds or their sub-advisers in the voting of proxies and to the HLS Funds' bank lenders. In connection with managing the HLS Funds, the HLS Funds' investment manager or sub-advisers may disclose the HLS Funds' portfolio holdings to third-party vendors that provide analytical systems services to the HLS Funds' investment manager or sub-advisers on behalf of the HLS Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the HLS Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.


     Subject to the conditions described above, the HLS Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

     ADP, Inc.

     State Street Bank and Trust Company (the HLS Funds' Custodian) FactSet Research Systems, Inc.
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors The Bank of New York
     Wells Fargo Bank, N.A.
     Wachovia Bank, N.A.

     Banc of America Securities LLC

     Bankers Systems, Inc.
     Class Action Claims Management

     Lipper Inc.
     J.P. Morgan Securities, Inc.
     Bowne & Co., Inc. - Financial printers

     Brown Brothers Harriman (Corporate Actions and Trade Confirmation) Glass Lewis/IRRC/ISS
     Investment Technology Group

     Ernst & Young LLP (the HLS Funds' Independent Registered Public Accounting
     Firm)


     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days for certain services, and on a quarterly basis with a lag time of five days for certain other services) in order to fulfill its obligations to the HLS Funds. Portfolio holdings are disclosed on a daily basis to ADP, Inc., Banc of America Securities LLC, State Street Bank and Trust Company; FactSet Research Systems, Inc.; Glass Lewis/IRRC/ISS; Brown Brothers Harriman; and Boston Global Advisors, The Bank of New York, State Street Bank and Trust Company, Wells Fargo Bank, N.A., Wachovia Bank, N.A. and Banc of America LLC (for certain HLS Funds). Portfolio holdings are disclosed on an ongoing basis to Investment Technology Group (for certain funds), with no lag time. Portfolio holdings are disclosed to Bankers Systems, Inc., Class Action Claims Management and J.P. Morgan Securities, Inc. on a monthly basis, with lag times of two calendar days, two calendar days and five calendar days, respectively. Portfolio holdings are disclosed to Bowne & Co., Inc. on a quarterly basis, with a lag time of ten business days. Portfolio holdings are disclosed to the HLS Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the HLS Funds' independent registered public accounting firm to provide services to the HLS Funds, with no lag time.


     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the HLS Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the HLS Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the HLS Funds' chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the HLS Funds, including, but not limited to, how a HLS Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to HLS Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of an HLS Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about an HLS Fund may be based on an HLS Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in an HLS Fund, persons considering investing in an HLS Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.


     In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the HLS Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the best interests of HLS Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the HLS Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.


     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the HLS Funds' portfolio securities is made pursuant to a practice or arrangement approved by the HLS Funds' chief compliance officer; (2) personnel who are in a position to disclose HLS Fund portfolio holdings are appropriately trained to comply with the HLS Fund's policies regarding the disclosure of portfolio holdings; and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable HLS Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of HLS Fund portfolio holdings.

     The HLS Funds' chief compliance officer will exercise oversight of disclosures of the HLS Funds' portfolio holdings. It is the duty of the HLS Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of an HLS Fund are for a legitimate business purpose and in the interests of such HLS Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The HLS Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of HLS Fund shareholders, on the one hand, and the interests of the HLS Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the HLS Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the HLS Funds' chief compliance officer.

     The Boards of Directors of the HLS Funds review and approve the HLS Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Boards of Directors of the HLS Funds at the next occurring regular Board meeting. The chief compliance officer of the HLS Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Boards of Directors of the HLS Funds at the next occurring regular Board meeting. There can be no assurance, however, that the HLS Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                               HLS FUND MANAGEMENT

     Each Company has a board of directors who elect officers who are responsible for the day-to-day operations of the HLS Funds and who execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                      FUND               OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS         DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG             Director     Since 2003       Since 1981,  Mr. Birdsong         85        Mr. Birdsong is a
(age  59)                                                  has been a partner in                       Director of The
c/o Hartford HLS Funds                                     Birdsong Company, an                        Japan Fund.
P.O. Box 2999                                              advertising specialty
Hartford, CT 06104-2999                                    firm. Since 2003, Mr.
                                                           Birdsong has been an
                                                           independent director of
                                                           The Japan Fund. From
                                                           2003 to March 2005, Mr.
                                                           Birdsong was an
                                                           independent director of
                                                           the Atlantic Whitehall
                                                           Funds. From 1979 to
                                                           2002, Mr. Birdsong was a
                                                           managing director of
                                                           Zurich Scudder
                                                           Investments, an
                                                           investment management
                                                           firm. During his
                                                           employment with Scudder,
                                                           Mr. Birdsong was an
                                                           interested Director of
                                                           The Japan Fund.  Mr.
                                                           Birdsong  is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

ROBERT M. GAVIN              Director     Director since   Dr. Gavin is an                   85                N/A
(age 65)                     and          2002(1)          educational consultant.
c/o Hartford HLS Funds       Chairman     Director since   Prior to September 1,
P.O. Box 2999                of the       1986(2)          2001, he was President of
Hartford, CT  06104-2999     Board        Chairman of      Cranbrook Education
                                          the Board for    Community; and prior to
                                          each Company     July 1996, he was
                                          since 2004       President of Macalester
                                                           College, St. Paul,
                                                           Minnesota.  Dr. Gavin is
                                                           also a Director and
                                                           Chairman of the Board of
                                                           Directors of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                      FUND               OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS         DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                Director     Since 2001(1)    Mr. Hill is a Partner of          85                N/A
(age 60)                                  Since 2002(2)    TSG Ventures L.P., a
c/o Hartford HLS Funds                                     private equity investment
P.O. Box 2999                                              company that invests
Hartford, CT  06104-2999                                   primarily in
                                                           minority-owned small
                                                           businesses.  .Mr. Hill is
                                                           a former partner of TSG
                                                           Capital Group, a private
                                                           equity investment firm
                                                           that serves as sponsor
                                                           and lead investor in
                                                           leveraged buyouts of
                                                           middle market companies.
                                                           Mr. Hill is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

SANDRA S. JAFFEE             Director(3)  Since 2005       Ms. Jaffee is Chief               85                N/A
(age 64)                                                   Executive Officer of
c/o Hartford Mutual Funds                                  Searchspace Group, a
P.O. Box 2999                                              leading provider of
Hartford, CT  06104-2999                                   compliance/regulatory
                                                           technology to financial
                                                           institutions. Ms. Jaffee
                                                           served as an Entrpreneur
                                                           in Residence with Warburg
                                                           Pincus, a private equity
                                                           firm, from August 2004 to
                                                           August 2005.  From
                                                           September 1995 to July
                                                           2004, Ms. Jaffee served
                                                           as Executive Vice
                                                           President at Citigroup,
                                                           where she was President
                                                           and Chief Executive
                                                           Officer of Citibank's
                                                           Global Securities
                                                           Services (1995-2003). Ms.
                                                           Jaffee is also a Director
                                                           of The Hartford Mutual
                                                           Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc.
                                                           and The Hartford Income
                                                           Shares Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                       FUND              OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS         DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
WILLIAM P. JOHNSTON          Director     Since 2005       Mr. Johnston joined the           85          Mr. Johnston is
(age 61)                                                   Board of Directors of                         Chairman of the
c/o Hartford HLS Funds                                     Renal Care Group, Inc. in                   Board of Dierctors
P.O. Box 2999                                              November 2002 and has                          of Renal Care
Hartford, CT  06104-2999                                   served as Chairman of the                       Group, Inc.
                                                           Board since March 2003.
                                                           From August 2001 until
                                                           December 2002, Mr.
                                                           Johnston was Managing
                                                           Director of SunTrust
                                                           Robinson Humphrey, the
                                                           investment banking
                                                           division of SunTrust
                                                           Banks, Inc. From 1998
                                                           through 2001, Mr.
                                                           Johnston was Vice
                                                           Chairman of the
                                                           investment banking
                                                           affiliate of SunTrust
                                                           Banks, Inc., where he
                                                           also served as Chief
                                                           Executive Officer from
                                                           1998 through April 2000.
                                                           Mr. Johnston is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

PHILLIP O. PETERSON          Director     Since 2002(1)    Mr. Peterson is a mutual          85                N/A
(age 61)                                  Since 2000(2)    fund industry
c/o Hartford HLS Funds                                     consultant.  From January
P.O. Box 2999                                              2004 to April 2005, Mr.
Hartford, CT  06104-2999                                   Peterson served as
                                                           Independent President of
                                                           the Strong Mutual Funds.
                                                           Mr. Peterson is also a
                                                           Director of The Hartford
                                                           Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II,
                                                           Inc. and The Hartford
                                                           Income Shares Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                      FUND               OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS         DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
LEMMA W. SENBET              Director     Since 2005       Since 1998, Dr. Senbet            85                N/A
(age 59 )                                                  has been Chair of the
c/o Hartford HLS Funds                                     Finance Department at the
P.O. Box 2999                                              University of Maryland,
Hartford, CT  06104-2999                                   Robert H. Smith School of
                                                           Business, where he has
                                                           been the William E. Mayer
                                                           Chair Professor of
                                                           Finance since 1990.
                                                           Previously, he was a
                                                           chaired professor of
                                                           finance at the University
                                                           of Wisconsin-Madison.  In
                                                           addition, Dr. Senbet
                                                           previously served as an
                                                           independent Director of
                                                           the Fortis Funds from
                                                           March 2000 until July
                                                           2002.  Dr. Senbet is also
                                                           a Director of The
                                                           Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual
                                                           Funds II, Inc. and The
                                                           Hartford Income Shares
                                                           Fund, Inc.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

(1) For Hartford Series Fund, Inc.

(2) For Hartford HLS Series Fund II, Inc.

(3) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

OFFICERS AND INTERESTED DIRECTORS

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                       FUND             OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS       BY DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**              Director      Since 2002       Mr. Marra is President and         85       Mr. Marra is a
(age 47 )                                                     Chief Operating Officer of                  member of the
c/o Hartford HLS Funds                                        Hartford Life, Inc. He is                   Board of
P.O. Box 2999                                                 also a member of the Board                  Directors of
Hartford, CT  06104-2999                                      of Directors and a member                   The Hartford.
                                                              of the Office of the
                                                              Chairman for The Hartford
                                                              Financial Services Group,
                                                              Inc. ("The Hartford"), the
                                                              parent company of Hartford
                                                              Life. Mr. Marra was named
                                                              President of Hartford Life
                                                              in 2001 and COO in 2000,
                                                              and served as Director of
                                                              Hartford Life's Investment
                                                              Products Division from 1998
                                                              to 2000.    Mr. Marra is
                                                              also a Managing Member and
                                                              President of Hartford
                                                              Investment Financial
                                                              Services, LLC ("HIFSCO")
                                                              and HL Investment Advisors,
                                                              LLC ("HL Advisors"). Mr.
                                                              Marra served as Chairman of
                                                              the Board of the Companies
                                                              from 2002 to 2004.  He
                                                              currently also serves as a
                                                              Director of The Hartford
                                                              Mutual Funds, Inc., The
                                                              Hartford Mutual Funds II,
                                                              Inc. and The Hartford
                                                              Income Shares Fund, Inc.
                                                              and served as Chairman of
                                                              the Board of these
                                                              companies from 2002 to 2004.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                       FUND             OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS       BY DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**             Director      Since 1996(1)    Mr. Smith served as Vice           85       Mr. Smith is a
(age 66)                                     Since 2002(2)    Chairman of The Hartford                    Director of
c/o Hartford HLS Funds                                        from February 1997 to                       White
P.O. Box 2999                                                 January 2002, as President                  Mountains
Hartford, CT  06104-2999                                      and Chief Executive Officer                 Insurance
                                                              of Hartford Life, Inc. from                 Group, Ltd.
                                                              February 1997 to January
                                                              2002, and as President and
                                                              Chief Operating Officer of
                                                              The Hartford Life Insurance
                                                              Companies from January 1989
                                                              to January 2002.  Mr. Smith
                                                              is also a Director of The
                                                              Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares
                                                              Fund, Inc.

DAVID M. ZNAMIEROWSKI**        President,    Since(3)         Mr. Znamierowski currently         84             N/A
(age 45)                       Chief                          serves as President of
c/o Hartford HLS Funds         Executive                      Hartford Investment
P.O. Box 2999                  Officer and                    Management Company
Hartford, CT  06104-2999       Director                       ("Hartford Investment
                                                              Management"), Executive
                                                              Vice President and Chief
                                                              Investment Officer for The
                                                              Hartford, Hartford Life,
                                                              Inc. and Hartford Life
                                                              Insurance Company.  Mr.
                                                              Znamierowski is also a
                                                              Managing Member, Executive
                                                              Vice President and Chief
                                                              Investment Officer of
                                                              HIFSCO and HL Advisors.  In
                                                              addition, Mr. Znamierowski
                                                              serves as a Director of The
                                                              Hartford Mutual Funds, Inc.
                                                              and The Hartford Mutual
                                                              Funds II, Inc., and as
                                                              President and Chief
                                                              Executive Officer of The
                                                              Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares
                                                              Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                       FUND             OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS       BY DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
ROBERT M. ARENA, JR.           Vice          Since 2006       Mr. Arena serves as Vice          N/A             N/A
(age 37)                       President                      President of Hartford Life
c/o Hartford HLS Funds                                        and heads its Retail
P.O. Box 2999                                                 Product Management Group in
Hartford, CT  06104-2999                                      the Investment Products
                                                              Division.  Prior to joining
                                                              The Hartford in 2004, he
                                                              was Senior Vice President
                                                              in charge of Product
                                                              Management for American
                                                              Skandia/Prudential in the
                                                              individual annuities
                                                              division.  Mr. Arena had
                                                              joined American Skandia in
                                                              1996.  Previously, he was
                                                              with Paul Revere Insurance
                                                              Group in its group
                                                              insurance division.  In
                                                              addition, Mr. Arena is Vice
                                                              President of The Hartford
                                                              Mutual Funds, Inc., The
                                                              Hartford Mutual Funds II,
                                                              Inc. and The Hartford
                                                              Income Shares Fund, Inc.

TAMARA L. FAGELY               Vice          Since 2002(1)    Ms. Fagely has been Vice          N/A             N/A
(age 47)                       President,    Since 1993(2)    President of HASCO since
500 Bielenberg Drive           Controller                     1998.  Currently, Ms.
Woodbury, MN                   and                            Fagely is a Vice President
55125                          Treasurer                      of Hartford Life.  She
                                                              served as Assistant Vice
                                                              President of Hartford Life
                                                              from December 2001 through
                                                              March 2005.  In addition,
                                                              Ms. Fagely is Controller of
                                                              HIFSCO and Vice President,
                                                              Controller and Treasurer of
                                                              The Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares
                                                              Fund, Inc.

GEORGE R. JAY                  Vice          Since 1996(1)    Mr. Jay serves as Assistant       N/A             N/A
(age 54)                       President     Since 2001(2)    Vice President of Hartford
c/o Hartford HLS Funds                                        Life. He also serves as Chief
P.O. Box 2999                                                 Broker/Dealer Compliance
Hartford, CT  06104-2999                                      Officer for HISFCO and Vice
                                                              President of The Hartford
                                                              Mutual Funds, Inc., The
                                                              Hartford Mutual Funds II,
                                                              Inc. and The Hartford
                                                              Income Shares Fund, Inc.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                       FUND             OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS       BY DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
THOMAS D. JONES III            Vice          Since 2006       Mr. Jones joined Hartford         N/A             N/A
(age 41)                       President                      Life as Vice President and
c/o Hartford HLS Funds         and Chief                      Director of Securities
P.O. Box 2999                  Compliance                     Compliance in 2006 from SEI
Hartford, CT  06104-2999       Officer                        Investments ("SEI"), where
                                                              he served as Chief
                                                              Compliance Officer for
                                                              its mutual funds and
                                                              investment advisers.
                                                              Prior to joining SEI,
                                                              Mr. Jones was First Vice
                                                              President and Compliance
                                                              Director for Merrill
                                                              Lynch Investment Managers
                                                              (Americas) where he
                                                              worked from 1992 through
                                                              2004. In addition,
                                                              Mr. Jones is Vice
                                                              President and Chief
                                                              Compliance Officer of The
                                                              Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares
                                                              Fund, Inc.

EDWARD P. MACDONALD            Vice          Since 2005       Mr. Macdonald serves as           N/A             N/A
(age 39)                       President,                     Assistant General Counsel
c/o Hartford HLS Funds         Secretary                      of The Hartford.
P.O. Box 2999                  and Chief                      Additionally, Mr. Macdonald
Hartford, CT  06104-2999       Legal                          serves as Vice President,
                               Officer                        Secretary and Chief Legal
                                                              Officer for The Hartford
                                                              Mutual Funds, Inc., The
                                                              Hartford Mutual Funds II,
                                                              Inc. and The Hartford
                                                              Income Shares Fund, Inc.
                                                              Prior to joining The
                                                              Hartford in 2005, Mr.
                                                              Macdonald was Chief
                                                              Counsel, Investment
                                                              Management, for Prudential
                                                              Financial (formerly
                                                              American Skandia Investment
                                                              Services, Inc.). He joined
                                                              Prudential in April 1999.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                              POSITION        TERM OF                                       FUND             OTHER
                              HELD WITH     OFFICE* AND                                   COMPLEX         DIRECTORSHIPS
                                EACH         LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN          HELD BY
   NAME, AGE AND ADDRESS       COMPANY      TIME SERVED       DURING PAST 5 YEARS       BY DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
VERNON J. MEYER                Vice          Since 2006       Mr. Meyer serves as Vice          N/A             N/A
(age 42)                       President                      President of Hartford Life
c/o Hartford HLS Funds                                        and Director of its
P.O. Box 2999                                                 Investment Advisory Group
Hartford, CT  06104-2999                                      in the Investment Products
                                                              Division.  Prior to joining
                                                              The Hartford in 2004, Mr.
                                                              Meyer served as Vice
                                                              President and managing
                                                              director of MassMutual,
                                                              which he joined in 1987.
                                                              Mr. Meyer is also Vice
                                                              President of The Hartford
                                                              Mutual Funds, Inc., The
                                                              Hartford Mutual Funds II,
                                                              Inc. and The Hartford
                                                              Income Shares Fund, Inc.

DENISE A. SETTIMI              Vice          Since 2005       Ms. Settimi currently             N/A             N/A
(age 45)                       President                      serves as Operations
c/o Hartford HLS Funds                                        Officer of HASCO.
500 Bielenberg Drive                                          Previously, Ms. Settimi was
Woodbury, MN 55125                                            with American Express
                                                              Financial Advisors, where
                                                              she was Director of
                                                              Retirement Plan Services
                                                              from 1997 to 2003.  In
                                                              addition, Ms. Settimi is a
                                                              Vice President of The
                                                              Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares
                                                              Fund, Inc.

JOHN C. WALTERS                Vice          Since            Mr. Walters serves as             N/A             N/A
(age 44)                       President     2000(1),(3)      President of the U.S.
c/o Hartford HLS Funds                       Since            Wealth Management Division
P.O. Box 2999                                2001(2),(3)      of Hartford Life Insurance
Hartford, CT  06104-2999                                      Company.  Mr. Walters is
                                                              also a Managing Member and
                                                              Executive Vice President of
                                                              HIFSCO and HL Advisors.  In
                                                              addition, Mr. Walters is
                                                              Vice President of The
                                                              Hartford Mutual Funds,
                                                              Inc., The Hartford Mutual
                                                              Funds II, Inc. and The
                                                              Hartford Income Shares
                                                              Fund, Inc.  Previously, Mr.
                                                              Walters was with First
                                                              Union Securities.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person," as defined in the 1940 Act, of each Company because of the person's affiliation with, or equity ownership of, HL Advisors, Hartford Investment Management or affiliated companies.
(1) For Hartford Series Fund, Inc
(2) For Hartford HLS Series Fund II, Inc.
(3) Mr. Znamierowski has served as President of Hartford Series Fund, Inc. from 1999 to date, as President of Hartford HLS Series Fund II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.

     All directors and officers of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., except for David M. Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser. In addition to being a director and officer of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., Mr. Znamierowski is also a director of two other registered investment companies in the fund complex and an officer of three other registered investment companies in the fund complex.

STANDING COMMITTEES The boards of directors of the Companies have each established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.


     Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the HLS Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the HLS Funds' independent registered public accounting firm; the quality, objectivity and integrity of the HLS Funds' financial statements and the independent audit thereof; and the performance of the HLS Fund's internal audit function, and (iii) acts as a liaison between the HLS Funds' independent registered public accounting firm and the respective full board. The HLS Funds' independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the boards of directors.


     Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the HLS Funds of policies and procedures that are reasonably designed to prevent the HLS Funds from violating the Federal Securities Laws.

     Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the HLS Funds' investment performance and related matters.

     Each Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. Each Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the HLS Funds, their boards and/or their non-interested directors.

     Each Nominating Committee currently consists of all non-interested directors: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     During the fiscal year ended December 31, 2005, the above referenced committees of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. met the following number of times: Audit Committees - six times, Compliance Committees - one time, Investment Committees - five times, Litigation Committees
- three times and Nominating Committees - three times.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2005 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS


                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                               DOLLAR RANGE OF EQUITY SECURITIES IN          COMPANIES OVERSEEN BY DIRECTOR IN
      NAME OF DIRECTOR                       THE FUND                         FAMILY OF INVESTMENT COMPANIES
Lynn S. Birdsong                               None                                        None

Robert M. Gavin                                None                                        None

Duane E. Hill                                  None                                        None

Sandra S. Jaffee                               None                                        None

William P. Johnston                            None                                        None

Phillip O. Peterson                            None                                        None

Lemma W. Senbet                                None                                        None


INTERESTED DIRECTORS


                                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                            SECURITIES IN ALL REGISTERED INVESTMENT
                               DOLLAR RANGE OF EQUITY SECURITIES IN                            COMPANIES OVERSEEN BY DIRECTOR IN
      NAME OF DIRECTOR                       THE FUND                                            FAMILY OF INVESTMENT COMPANIES
Thomas M. Marra               Capital Appreciation HLS Fund            $10,001-$50,000                  $10,001-$50,000
                              International Opportunities HLS Fund     $1-$10,000
                              Stock HLS Fund                           $10,001-$50,000

Lowndes A. Smith              Advisers HLS Fund                        Over $100,000                     Over $100,000
                              Capital Appreciation HLS Fund            Over $100,000
                              International Opportunities HLS Fund     $10,001-$50,000
                              Small Company HLS Fund                   $10,001-$50,000
                              Total Return Bond HLS Fund               $50,001-$100,000

David M. Znamierowski                          None                                                           None


     COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended December 31, 2005 and certain other information.

                                     AGGREGATE           AGGREGATE           PENSION OR         ESTIMATED       TOTAL COMPENSATION
                                 COMPENSATION FROM   COMPENSATION FROM   RETIREMENT BENEFITS     ANNUAL         FROM THE HLS FUNDS
                                  HARTFORD SERIES   HARTFORD HLS SERIES  ACCRUED AS PART OF   BENEFITS UPON      AND FUND COMPLEX
    NAME OF PERSON, POSITION         FUND, INC.        FUND II, INC.      HLS FUND EXPENSES    RETIREMENT        PAID TO DIRECTORS*
------------------------------------------------------------------------------------------------------------------------------------
Lynn S. Birdsong, Director           $   89,614           $  6,489               N/A               N/A               $  145,500

Dr. Robert M. Gavin, Director        $  122,102           $  8,842               N/A               N/A               $  198,250

Duane E. Hill, Director              $   88,074           $  6,378               N/A               N/A               $  143,000

Sandra S. Jaffee, Director(1)        $   65,748           $  4,761               N/A               N/A               $  106,750

William P. Johnston, Director(2)     $   15,193           $  1,100               N/A               N/A               $   24,667

Phillip O. Peterson, Director        $   84,378           $  6,110               N/A               N/A               $  137,000

Millard H. Pryor, Jr.
Director(3)                          $   20,016           $  1,450               N/A               N/A               $   32,500

Lemma W. Senbet, Director(4)         $    8,007           $    580               N/A               N/A               $   13,000

Lowndes A. Smith, Director           $   78,680           $  5,698               N/A               N/A               $  127,750


*As of December 31, 2005, five registered investment companies in the fund complex paid compensation to the directors.
(1) Appointed a director of Hartford Series Fund, Inc. on February 1, 2005, and subsequently elected a director of each Company on September 7, 2005.
(2) Elected a director of each Company on September 7, 2005.
(3) Deceased March 1, 2005.
(4) Appointed a director of each Company on September 13, 2005.

As of March 31, 2006, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each HLS Fund.

     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant HLS Funds, has entered into an investment management agreement with HL Investment Advisors, LLC ("HL Advisors"). Each such agreement provides that HL Advisors, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of the HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. The investment management agreements do not require HL Advisors to bear the costs of the HLS Funds' transfer agent, registrar, and dividend disbursing agent. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Administrative services provided by Hartford Life to the New Hartford HLS Funds are covered by the management fee paid by each New Hartford HLS Fund to HL Advisors under the applicable investment management agreement. Each Hartford HLS Fund pays a separate fee to Hartford Life for administrative services as discussed below under "HLS Fund Administration." Although Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, each HLS Fund pays for these services directly.

     HL Advisors has entered into an investment services agreement with Hartford Investment Management for services related to the day-to-day investment and reinvestment of the assets of High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U. S. Government Securities HLS Fund. With respect to the remaining HLS Funds, HL Advisors has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the board of directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund.

     The HLS Funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser,, not affiliated with HL Advisors with the approval of the applicable Board of Directors and without obtaining approval from those shareholders/contract holders that participate in the applicable HLS Fund. Within 90 days after hiring any new sub-adviser, affected shareholders/contract holders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

1. Before HLS Funds may rely on the exemptive order, the operation of HLS Funds under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in shareholder meetings held on August 12, 1999 and September 7, 2005.

2. HLS Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, HLS Funds must be held out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders/contract holders participating in the relevant HLS Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.

5. At all times, a majority of the board of directors of HLS Funds will be directors who are not "interested persons," as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a sub-adviser change is proposed for an HLS Fund with an affiliated sub-adviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors' minutes, that the change is in the best interests of the HLS Fund and the shareholders/contract holders participating in that HLS Fund and does not involve a conflict of interest from which HL Advisors or the affiliated sub-adviser derives an inappropriate advantage.

7. HL Advisors will provide general management services to HLS Funds, including overall supervisory responsibility for the general management and investment of each HLS Fund's securities portfolio, and, subject to review and approval by the board of directors, will: (a) set each HLS Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of an HLS Fund's assets; (c) allocate and, when appropriate, reallocate a HLS Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant HLS Fund's investment objective, policies and restrictions.

8. No director or officer of the HLS Funds or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9. HLS Funds will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the HLS Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HL Advisors will provide the board of directors, no less often than quarterly, with information about HL Advisors' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12. When a sub-adviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors' profitability.


     As provided by the investment management agreements, the New Hartford HLS Funds each pay a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). The Hartford HLS Funds pay a monthly investment management fee to HL Advisors, and an administration fee pursuant to an Administrative Services Agreement to Hartford Life (these investment management and administration fees are aggregated for the purposes of presentation in the table below). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund's average daily net asset value as follows:


INVESTMENT MANAGEMENT FEES


INDEX HLS FUND(1)


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $2 Billion                        0.400%
Next $3 billion                         0.300%
Next $5 billion                         0.280%
Amount over $10 billion                 0.270%


(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $2 billion                        0.450%
Next $3 billion                         0.400%
Next $5 billion                         0.380%
Amount over $10 billion                 0.370%

STOCK HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.525%
Next $250 million                       0.500%
Next $500 million                       0.475%
Amount over $1 billion                  0.450%

TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.525%
Next $250 million                       0.500%
Next $500 million                       0.475%
Next $4 billion                         0.450%
Next $5 billion                         0.430%
Amount over $10 billion                 0.420%

ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.680%
Next $250 million                       0.655%
Next $500 million                       0.645%
Amount over $1 billion                  0.595%

CAPITAL APPRECIATION HLS FUND, DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.775%
Next $250 million                       0.725%
Next $500 million                       0.675%
Amount over $1 billion                  0.625%


EQUITY INCOME HLS FUND(2), GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.825%
Next $250 million                       0.775%
Next $500 million                       0.725%
Amount Over $1 billion                  0.675%


(2) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

HIGH YIELD HLS FUND(3)


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.775%
Next $250 million                       0.725%
Next $500 million                       0.675%
Next $4 billion                         0.625%
Next $5 billion                         0.605%
Amount over $10 billion                 0.595%


(3) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

FOCUS HLS FUND(4), GLOBAL COMMUNICATIONS HLS FUND(5), GLOBAL FINANCIAL SERVICES HLS FUND(5), GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $250 million                      0.850%
Next $250 million                       0.800%
Amount over $500 million                0.750%


(4) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.
(5) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.40%.


U.S. GOVERNMENT SECURITIES HLS FUND


AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.500%
Next $4.95 billion                      0.450%
Next $5 billion                         0.430%
Amount over $10 billion                 0.420%


GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $100 million                      0.700%
Amount Over $100 million                0.600%

     HL Advisors, not any HLS Fund, pays the sub-advisory fees of Wellington Management. HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Funds. The sub-advisory fee rates are as follows:

SUB-ADVISORY FEES

INDEX HLS FUND, HIGH YIELD HLS FUND, MONEY MARKET HLS FUND, MORTGAGE SECURITIES HLS FUNDS, TOTAL RETURN BOND HLS FUND AND U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
All Assets                             At Cost

ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.200%
Next $100 million                       0.150%
Next $350 million                       0.130%
Amount over $500 million                0.120%

DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND AND STOCK HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.325%
Next $100 million                       0.250%
Next $350 million                       0.200%
Amount over $500 million                0.150%

VALUE HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.350%
Next $100 million                       0.275%
Next $350 million                       0.225%
Next $500 million                       0.200%
Amount over $ 1 billion                 0.175%

EQUITY INCOME HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.350%
Next $100 million                       0.275%
Next $350 million                       0.225%
Amount over $500 million                0.175%

FOCUS HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.300%
Amount over $150 million                0.250%

CAPITAL APPRECIATION HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH HLS FUND, GROWTH OPPORTUNITIES HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND, MIDCAP VALUE HLS FUND, SMALL COMPANY HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.300%
Next $350 million                       0.250%
Amount over $500 million                0.200%

INTERNATIONAL CAPITAL APPRECIATION HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.300%
Next $350 million                       0.250%
Amount over $500 million                0.225%

GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND AND GLOBAL TECHNOLOGY HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $100 million                      0.450%
Next $400 million                       0.350%
Amount over $500 million                0.300%

INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $50 million                       0.400%
Next $100 million                       0.350%
Amount over $150 million                0.275%

   For the last three fiscal years, each of the Hartford HLS Funds paid management fees to HL Advisors as follows:


HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2005
                                                                                            ----
Advisers HLS Fund                                                        $ 43,688,261   $  1,662,989   $ 42,025,272
Capital Appreciation HLS Fund                                            $ 56,852,204             --   $ 56,852,204
Disciplined Equity HLS Fund                                              $  5,868,573             --   $  5,868,573
Dividend and Growth HLS Fund                                             $ 27,662,683             --   $ 27,662,683
Equity Income HLS Fund                                                   $  1,439,702   $    232,633   $  1,207,069
Focus HLS Fund                                                           $    559,910   $     15,328   $    544,582
Global Advisers HLS Fund                                                 $  2,343,671             --   $  2,343,671
Global Communications HLS Fund                                           $    179,876   $     43,536   $    136,340
Global Financial Services HLS Fund                                       $    247,726   $     56,768   $    190,958
Global Health HLS Fund                                                   $  2,603,567             --   $  2,603,567
Global Leaders HLS Fund                                                  $  6,028,890             --   $  6,028,890
Global Technology HLS Fund                                               $    908,762             --   $    908,762
Growth HLS Fund                                                          $  2,892,684             --   $  2,892,684
Growth Opportunities HLS Fund                                            $  6,185,673             --   $  6,185,673
High Yield HLS Fund                                                      $  4,000,493   $     60,577   $  3,939,916
Index HLS Fund                                                           $  4,075,910   $    348,166   $  3,727,744
International Capital Appreciation HLS Fund                              $  3,070,715             --   $  3,070,715
International Opportunities HLS Fund                                     $  6,792,180             --   $  6,792,180
International Small Company HLS Fund                                     $  1,355,247             --   $  1,355,247
MidCap HLS Fund                                                          $ 11,539,171             --   $ 11,539,171
MidCap Value HLS Fund                                                    $  6,215,235             --   $  6,215,235
Money Market HLS Fund                                                    $  4,091,666             --   $  4,091,666
Mortgage Securities HLS Fund                                             $  1,664,975             --   $  1,664,975
Small Company HLS Fund                                                   $  5,597,754             --   $  5,597,754
SmallCap Growth HLS Fund                                                 $  5,136,322             --   $  5,136,322
Stock HLS Fund                                                           $ 15,188,946             --   $ 15,188,946
Total Return Bond HLS Fund                                               $  9,581,608             --   $  9,581,608
U.S. Government Securities HLS Fund                                      $  3,874,007             --   $  3,874,007
Value HLS Fund                                                           $  1,883,159             --   $  1,883,159
Value Opportunities HLS Fund                                             $  2,876,199             --   $  2,876,199

HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2004
                                                                                            ----
Advisers HLS Fund                                                        $ 49,197,814             --   $ 49,197,814
Capital Appreciation HLS Fund                                            $ 49,600,791             --   $ 49,600,791
Disciplined Equity HLS Fund                                              $  4,683,559             --   $  4,683,559
Dividend and Growth HLS Fund                                             $ 23,455,782             --   $ 23,455,782
Equity Income HLS Fund                                                   $    344,341             --   $    344,341
Focus HLS Fund                                                           $    583,538             --   $    583,538

HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2004
                                                                                            ----
Global Advisers HLS Fund                                                 $  2,162,217             --   $  2,162,217
Global Communications HLS Fund                                           $    187,861             --   $    187,861
Global Financial Services HLS Fund                                       $    255,558             --   $    255,558
Global Health HLS Fund                                                   $  2,601,622             --   $  2,601,622
Global Leaders HLS Fund                                                  $  5,287,384             --   $  5,287,384
Global Technology HLS Fund                                               $  1,105,882             --   $  1,105,882
Growth HLS Fund                                                          $  1,981,125             --   $  1,981,125
Growth Opportunities HLS Fund                                            $  5,111,950             --   $  5,111,950
High Yield HLS Fund                                                      $  3,988,645             --   $  3,988,645
Index HLS Fund                                                           $  4,342,482             --   $  4,342,482
International Capital Appreciation HLS Fund                              $  1,332,040             --   $  1,332,040
International Opportunities HLS Fund                                     $  5,357,104             --   $  5,357,104
International Small Company HLS Fund                                     $    666,255             --   $    666,255
MidCap HLS Fund                                                          $ 10,217,983             --   $ 10,217,983
MidCap Value HLS Fund                                                    $  5,948,997             --   $  5,948,997
Money Market HLS Fund                                                    $  4,409,076             --   $  4,409,076
Mortgage Securities HLS Fund                                             $  1,824,238             --   $  1,824,238
Small Company HLS Fund                                                   $  5,503,100             --   $  5,503,100
SmallCap Growth HLS Fund                                                 $  3,290,884             --   $  3,290,884
Stock HLS Fund                                                           $ 16,423,907             --   $ 16,423,907
Total Return Bond HLS Fund                                               $  8,574,510             --   $  8,574,510
U.S. Government Securities HLS Fund                                      $  3,463,779             --   $  3,463,779
Value HLS Fund                                                           $  1,610,681             --   $  1,610,681
Value Opportunities HLS Fund                                             $  1,593,312             --   $  1,593,312

HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2003
                                                                                            ----
Advisers HLS Fund                                                        $ 45,099,656             --   $ 45,099,656
Capital Appreciation HLS Fund                                            $ 34,597,250             --   $ 34,597,250
Disciplined Equity HLS Fund                                              $  3,400,164             --   $  3,400,164
Dividend and Growth HLS Fund                                             $ 16,673,155             --   $ 16,673,155
Equity Income HLS Fund                                                   $      6,357             --   $      6,357
Focus HLS Fund                                                           $    438,846             --   $    438,846
Global Advisers HLS Fund                                                 $  1,750,737             --   $  1,750,737
Global Communications HLS Fund                                           $    112,816             --   $    112,816
Global Financial Services HLS Fund                                       $    185,071             --   $    185,071
Global Health HLS Fund                                                   $  1,775,356             --   $  1,775,356
Global Leaders HLS Fund                                                  $  3,647,014             --   $  3,647,014
Global Technology HLS Fund                                               $    735,393             --   $    735,393
Growth HLS Fund                                                          $    623,428             --   $    623,428
Growth Opportunities HLS Fund                                            $  3,617,858             --   $  3,617,858
High Yield HLS Fund                                                      $  2,628,498             --   $  2,628,498
Index HLS Fund                                                           $  3,587,396             --   $  3,587,396
International Capital Appreciation HLS Fund                              $    445,610             --   $    445,610
International Opportunities HLS Fund                                     $  3,860,527             --   $  3,860,527
International Small Company HLS Fund                                     $    248,270             --   $    248,270
MidCap HLS Fund                                                          $  7,887,259             --   $  7,887,259
MidCap Value HLS Fund                                                    $  3,282,453             --   $  3,282,453
Money Market HLS Fund                                                    $  5,527,475             --   $  5,527,475
Mortgage Securities HLS Fund                                             $  2,135,131             --   $  2,135,131
Small Company HLS Fund                                                   $  3,948,676             --   $  3,948,676

HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2003
                                                                                            ----
SmallCap Growth HLS Fund                                                 $  1,721,864             --   $  1,721,864
Stock HLS Fund                                                           $ 14,744,002             --   $ 14,744,002
Total Return Bond HLS Fund                                               $  7,689,712             --   $  7,689,712
U.S. Government Securities HLS Fund                                      $  3,684,546             --   $  3,684,546
Value HLS Fund                                                           $  1,012,903             --   $  1,012,903
Value Opportunities HLS Fund                                             $    835,736             --   $    835,736


    For the last three fiscal years, HL Advisors paid the following sub-advisory fees to Wellington Management:


HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2005
                                                                                            ----
Advisers HLS Fund                                                        $ 13,468,078             --   $ 13,468,078
Capital Appreciation HLS Fund                                            $ 26,717,251             --   $ 26,717,251
Disciplined Equity HLS Fund                                              $  2,124,937             --   $  2,124,937
Dividend and Growth HLS Fund                                             $  9,816,989             --   $  9,816,989
Equity Income HLS Fund                                                   $    632,432             --   $    632,432
Focus HLS Fund                                                           $    308,419             --   $    308,419
Global Advisers HLS Fund                                                 $  1,181,430             --   $  1,181,430
Global Communications HLS Fund                                           $    124,530   $    124,530             --
Global Financial Services HLS Fund                                       $    171,503   $    171,503             --
Global Health HLS Fund                                                   $  1,545,829             --   $  1,545,829
Global Leaders HLS Fund                                                  $  2,800,360             --   $  2,800,360
Global Technology HLS Fund                                               $    589,333             --   $    589,333
Growth HLS Fund                                                          $  1,324,392             --   $  1,324,392
Growth Opportunities HLS Fund                                            $  2,403,503             --   $  2,403,503
International Capital Appreciation HLS Fund                              $  1,351,043             --   $  1,351,043
International Opportunities HLS Fund                                     $  3,159,556             --   $  3,159,556
International Small Company HLS Fund                                     $    710,959             --   $    710,959
MidCap HLS Fund                                                          $  5,393,438             --   $  5,393,438
MidCap Value HLS Fund                                                    $  2,623,518             --   $  2,623,518
Small Company HLS Fund                                                   $  2,597,493             --   $  2,597,493
SmallCap Growth HLS Fund                                                 $  2,053,771             --   $  2,053,771
Stock HLS Fund                                                           $  9,213,262             --   $  9,213,262
Value HLS Fund                                                           $    800,476             --   $    800,476
Value Opportunities HLS Fund                                             $  1,276,339             --   $  1,276,339

HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2004
                                                                                            ----
Advisers HLS Fund                                                        $ 17,417,611             --   $ 17,417,611
Capital Appreciation HLS Fund                                            $ 23,304,783             --   $ 23,304,783
Disciplined Equity HLS Fund                                              $  1,723,316             --   $  1,723,316
Dividend and Growth HLS Fund                                             $  8,332,187             --   $  8,332,187
Equity Income HLS Fund                                                   $    153,486   $     28,846   $    124,640
Focus HLS Fund                                                           $    319,326             --   $    319,326
Global Advisers HLS Fund                                                 $  1,095,103             --   $  1,095,103
Global Communications HLS Fund                                           $    130,058   $    130,058             --
Global Financial Services HLS Fund                                       $    176,925   $    176,925             --
Global Health HLS Fund                                                   $  1,544,696             --   $  1,544,696

HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2004
                                                                                            ----
Global Leaders HLS Fund                                                  $  2,456,060             --   $  2,456,060
Global Technology HLS Fund                                               $    695,475             --   $    695,475
Growth HLS Fund                                                          $    932,320             --   $    932,320
Growth Opportunities HLS Fund                                            $  2,045,650             --   $  2,045,650
International Capital Appreciation HLS Fund                              $    638,581             --   $    638,581
International Opportunities HLS Fund                                     $  2,487,359             --   $  2,487,359
International Small Company HLS Fund                                     $    383,753             --   $    383,753
MidCap HLS Fund                                                          $  4,771,696             --   $  4,771,696
MidCap Value HLS Fund                                                    $  2,512,656             --   $  2,512,656
Small Company HLS Fund                                                   $  2,553,300             --   $  2,553,300
SmallCap Growth HLS Fund                                                 $  1,433,821             --   $  1,433,821
Stock HLS Fund                                                           $  9,954,345             --   $  9,954,345
Value HLS Fund                                                           $    694,113             --   $    694,113
Value Opportunities HLS Fund                                             $    747,212             --   $    747,212


HLS FUND NAME                                                             GROSS FEES     FEE WAIVER      NET PAID
-------------                                                             ----------     ----------      --------
                                                                                            2003
                                                                                            ----
Advisers HLS Fund                                                        $ 15,971,203             --   $ 15,971,203
Capital Appreciation HLS Fund                                            $ 16,244,297             --   $ 16,244,297
Disciplined Equity HLS Fund                                              $  1,317,732             --   $  1,317,732
Dividend and Growth HLS Fund                                             $  5,938,318             --   $  5,938,318
Equity Income HLS Fund                                                   $      3,500   $      3,500             --
Focus HLS Fund                                                           $    252,544             --   $    252,544
Global Advisers HLS Fund                                                 $    899,162             --   $    899,162
Global Communications HLS Fund                                           $     78,155   $     78,155             --
Global Financial Services HLS Fund                                       $    128,133   $    128,133             --
Global Health HLS Fund                                                   $  1,066,012             --   $  1,066,012
Global Leaders HLS Fund                                                  $  1,752,692             --   $  1,752,692
Global Technology HLS Fund                                               $    485,752             --   $    485,752
Growth HLS Fund                                                          $    339,097   $     40,058   $    299,039
Growth Opportunities HLS Fund                                            $  1,543,952             --   $  1,543,952
International Capital Appreciation HLS Fund                              $    252,144             --   $    252,144
International Opportunities HLS Fund                                     $  1,842,592             --   $  1,842,592
International Small Company HLS Fund                                     $    151,910             --   $    151,910
MidCap HLS Fund                                                          $  3,674,889             --   $  3,674,889
MidCap Value HLS Fund                                                    $  1,468,240             --   $  1,468,240
Small Company HLS Fund                                                   $  1,879,999             --   $  1,879,999
SmallCap Growth HLS Fund                                                 $    800,777             --   $    800,777
Stock HLS Fund                                                           $  8,946,401             --   $  8,946,401
Value HLS Fund                                                           $    469,807             --   $    469,807
Value Opportunities HLS Fund                                             $    417,288             --   $    417,288

    For the last three fiscal years, HL Advisors paid the following investment services fees to Hartford Investment Management:


HLS FUND NAME                                                                2005           2004           2003
-------------                                                                ----           ----           ----
High Yield HLS Fund                                                      $    614,996   $    564,740   $    293,945
Index HLS Fund                                                           $  1,666,102   $  1,611,778   $  1,094,197
Money Market HLS Fund                                                    $  1,318,742   $  1,309,196   $  1,348,754
Mortgage Securities HLS Fund                                             $    536,621   $    541,666   $    520,992

HLS FUND NAME                                                                2005           2004           2003
-------------                                                                ----           ----           ----
Total Return Bond HLS Fund                                               $  2,947,141   $  2,415,976   $  1,769,607
U.S. Government Securities HLS Fund                                      $    689,183   $    567,269   $    496,090


     Pursuant to the investment management agreement, investment sub-advisory and investment services agreements, neither HL Advisors, nor the sub-advisers are liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence (willful misfeasance, bad faith or negligence in the case of U.S. Government Securities HLS Fund) on the part of HL Advisors, or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.


     HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2005, HL Advisors had approximately $61 billion in assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105, was organized in 1996 and is a wholly-owned subsidiary of The Hartford. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2005, Hartford Investment Management had investment authority over approximately $116 billion in assets.

     Wellington Management Company, LLP, ("Wellington Management"), whose business address is, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets. Wellington Management is a Massachusetts limited liability partnership.


     HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HLS Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.




                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS


     The following tables list the number and types of other accounts managed by the Hartford Investment Management portfolio managers and assets under management in those accounts as of December 31, 2005:


HIGH YIELD HLS FUND


                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------     --------      -------     --------      -------
Mark Niland                               2        $    424.0       2        $     78.8       7        $  2,175.4

Nasri Toutoungi                           3        $  4,816.7       0        $        0      11        $  1,427.0



INDEX HLS FUND



                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------     --------      -------     --------      -------
Edward Caputo                             0        $        0       1        $  1,157.5       4        $  2,002.2

MONEY MARKET HLS FUND



                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------     --------      -------     --------      -------
Robert Crusha                             2        $    384.1       7        $  2,140.5       6        $  2,641.2

Adam Tonkinson                            1        $    237.0       0        $        0       1        $     63.6



MORTGAGE SECURITIES HLS FUND



                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------     --------      -------     --------      -------
Christopher Hanlon                        11       $  2,347.3       0        $        0       2        $  3,594.6

Russell Regenauer                          2       $  1,141.6       0        $        0       0        $        0



TOTAL RETURN BOND HLS FUND



                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------     --------      -------     --------      -------
Nasri Toutoungi                           3        $  1,719.3       0        $        0       11       $  1,427.0



U.S. GOVERNMENT SECURITIES HLS FUND



                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------     --------      -------     --------      -------
Christopher Hanlon                        11       $  2,053.0       0        $        0       2        $  3,594.6

Russell Regenauer                          2       $    847.3       0        $        0       0        $        0


CONFLICTS OF INTEREST BETWEEN THE HLS FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the HLS Funds. Portfolio managers make investment decisions for each portfolio, including the HLS Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of an HLS Fund, or make investment decisions that are similar to those made for an HLS Fund, both of which have the potential to adversely impact that HLS Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the HLS Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given HLS Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

         Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary HLS Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the HLS Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The following information relates to the period ended December 31, 2005. Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the high yield portfolio managers also manage high yield accounts for institutional clients. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific HLS Fund.

     The compensation package for portfolio managers consists of three components, which are base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon relative pre-tax performance of their assigned portfolios compared to a peer group and benchmark. A listing of each HLS Fund and the benchmark by which such HLS Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

The benchmark by which each HLS Fund's performance is measured for compensation purposes is as follows:

HLS FUND                                BENCHMARK
--------                                ---------
High Yield HLS Fund                     Lehman Corporate High Yield Index

Index HLS Fund                          S&P 500 Index

Money Market HLS Fund                   60 Day T-Bill

Mortgage Securities HLS Fund            Lehman Mortgage-Backed Index

Total Return Bond HLS Fund              Lehman Aggregate Index

U.S. Government Securities HLS Fund     Lehman U.S. Intermediate Government Index

EQUITY SECURITIES BENEFICIALLY OWNED BY PORTFOLIO MANAGERS OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by Hartford Investment Management portfolio managers in the HLS Funds they sub-advise are as follows for the fiscal year ended December 31, 2005:


                                                                 DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER       HLS FUND(S) SUB-ADVISED/MANAGED          BENEFICIALLY OWNED
-----------------       -------------------------------          ------------------
Edward Caputo           Index HLS Fund                           None

Robert Crusha           Money Market HLS Fund                    None

Christopher Hanlon      Mortgage Securities HLS Fund             None
                        U.S. Government Securities HLS Fund      None

Mark Niland             High Yield HLS Fund                      None

Russell Regenauer       Mortgage Securities HLS Fund             None
                        U.S. Government Securities HLS Fund      None

Adam Tonkinson          Money Market HLS Fund                    None

Nasri Toutoungi         High Yield HLS Fund                      $1-$10,000
                        Total Return Bond HLS Fund               None


OTHER ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS


     The following tables list the number and types of other accounts managed by the Wellington Management portfolio managers and assets under management in those accounts as of December 31, 2005:

ADVISERS HLS FUND



                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED           AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS        ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------     --------        -------     --------      -------
Christopher L. Gootkind                   4        $  1,743.2       0          $        0       6          $   2.2

Peter I. Higgins                          5        $  8,283.3       1          $      6.2       7          $  29.4

Steven T. Irons                           5        $  8,283.3       1          $      6.2       7          $   0.9

                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM        POOLED           AUM        OTHER         AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)     ACCOUNTS        ($ MIL)     ACCOUNTS     ($ MIL)
-----------------                      --------      -------     --------        -------     --------     -------
John C. Keogh                             4        $  1,743.2       0            $     0       32        $ 2,550.3

Saul J. Pannell                           6        $ 33,646.9       9(1)         $ 623.3       35(1)     $   289.3



(1) The advisory fee for four of these pooled accounts and one of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $253,500,000 and $38,200,000 respectively.

CAPITAL APPRECIATION HLS FUND



                                      REGISTERED
                                      INVESTMENT
                                       COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                      ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                      --------      -------      --------      -------     --------      -------
Frank D. Catrickes                         2       $ 10,796.2       2          $   46.4       6           $   3.6

Saul J. Pannell                            6       $ 29,042.0       9(1)       $  623.3       35(1)       $ 289.3



(1) The advisory fee for four of these pooled accounts and one of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $253,500,000 and $38,200,000 respectively.

DISCIPLINED EQUITY HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Mammen Chally                            2         $  852.4         7        $   750.3      32(1)      $ 12,000.7

James A. Rullo                           2         $  852.4        14        $ 1,420.4      71(2)      $ 19,968.0



(1) The advisory fee for three of these other accounts is based upon performance. Assets under management in those other accounts total $6,257,400,000.
(2) The advisory fee for thirteen of these other accounts is based upon performance. Assets under management in those other accounts total $11,143,600,000.

DIVIDEND AND GROWTH HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Edward P. Bousa                         5(1)     $ 29,198.2         3         $ 211.7        19         $ 749.2



(1) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total $25,969,700,000.

EQUITY INCOME HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
John R. Ryan                           11(1)      $ 9,918.2         3         $  41.4        44        $ 3,075.2



(1) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total $7,203,100,000.

FOCUS HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Peter I. Higgins                         5        $ 14,268.5       1           $ 6.2          7          $ 29.4

Steven T. Irons                          5        $ 14,268.5       1           $ 6.2          7          $  0.9



GLOBAL ADVISERS HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Jean-Marc Berteaux                      15       $ 4,454.4         16        $ 3,128.0      23(1)      $ 3,433.7

Scott M. Elliott                         2       $     0.8         13        $   120.3      10(2)      $    73.0

Robert L. Evans                          1       $    10.2          6        $   536.4      29(3)      $ 4,378.9

Evan S. Grace                            2       $     0.8          4        $     3.4       8(2)      $    28.5

Matthew D. Hudson                       15       $ 4,454.4         16        $ 3,128.0      29(1)      $ 3,435.0

Andrew S. Offit                         15       $ 4,454.4         16        $ 3,128.0      33(1)      $ 3,443.4



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $131,200,000.
(2) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $24,800,000.
(3) The advisory fee for two of these other accounts is based upon performance. Assets under management in those other accounts total $1,084,700,000.

GLOBAL COMMUNICATIONS HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Archana Basi                             2         $  28.6         25         $ 304.5      182(1)      $ 1,453.6

David Nincic                             2         $  13.0         27         $ 187.6      177(2)      $   856.4



(1) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those other accounts total $259,500,000.
(2) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those other accounts total $146,700,000.

GLOBAL FINANCIAL SERVICES HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Andrew R. Heiskell                       2         $  17.0         28         $ 333.4       179(1)     $ 1,903.9

Mark T. Lynch                            2         $  54.7         27(2)      $ 958.6       171(2)     $ 4,462.7

Jennifer L. Nettesheim                   2         $  23.8         28         $ 425.3       180(3)     $ 2,212.5

Theodore E. Shasta                       2         $  17.5         25         $ 317.8       163(4)     $ 1,825.5

(1) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those other accounts total $632,500,000.
(2) The advisory fee for two of these pooled accounts and twenty of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $212,800,000 and $1,432,700,000 respectively.
(3) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those other accounts total $649,800,000.
(4) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those other accounts total $597,400,000.

GLOBAL HEALTH HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Robert L. Deresiewicz                    4         $  82.1         13         $  67.3        87(1)     $   326.8

Ann C. Gallo                             5         $ 132.5         28         $ 282.3       171(2)     $ 1,440.4

Jean M. Hynes                            5         $ 388.8         29         $ 649.0       190(3)     $ 3,664.9

Kirk J. Mayer                            5         $  50.0         31         $ 121.1       181(4)     $   541.0

Joseph H. Schwartz                       4         $ 134.3         28         $ 244.4       161(5)     $ 1,103.5



(1) The advisory fee for five of these other accounts is based upon performance. Assets under management in those other accounts total $128,300,000.
(2) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those other accounts total $424,000,000.
(3) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those other accounts total $1,066,300,000.
(4) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those other accounts total $138,100,000.
(5) The advisory fee for nineteen of these other accounts is based upon performance. Assets under management in those other accounts total $335,100,000.

GLOBAL LEADERS HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Jean-Marc Berteaux                      15        $ 3,490.8        16        $ 3,128.0      23(1)      $ 3,433.7

Matthew D. Hudson                       15        $ 3,490.8        16        $ 3,128.0      29(1)      $ 3,435.0

Andrew S. Offit                         15        $ 3,490.8        16        $ 3,128.0      33(1)      $ 3,443.4



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $131,200,000.

GLOBAL TECHNOLOGY HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
John F. Averill                          4         $  70.8         34(1)      $ 420.2       163(1)     $ 1,094.6

                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Bruce L. Glazer                          5         $  82.9         37(2)      $ 346.5       181(2)     $ 1,057.5

Anita M. Killian                         5         $ 111.3         35         $ 239.6       180(3)     $   999.2

Vikram Murthy                            4         $  12.7         19         $  53.7        70(4)     $   188.8

Scott E. Simpson                         5         $ 142.6         35         $ 390.7       179(5)     $ 1,762.1

Eric C. Stromquist                       5         $ 112.6         34         $ 439.6       171(6)     $ 1,796.8



(1) The advisory fee for two of these pooled accounts and nineteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $161,100,000 and $298,200,000 respectively.
(2) The advisory fee for two of these pooled accounts and twenty-one of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $98,700,000 and $291,200,000 respectively.
(3) The advisory fee for twenty-one of these other accounts is based upon performance. Assets under management in those other accounts total $327,400,000.
(4) The advisory fee for five of these other accounts is based upon performance. Assets under management in those other accounts total $48,500,000.
(5) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those other accounts total $539,100,000.
(6) The advisory fee for twenty of these other accounts is based upon performance. Assets under management in those other accounts total $496,600,000.

GROWTH HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
John A. Boselli                          9        $ 2,428.2        9         $ 1,434.9      39(1)      $ 6,580.5

Andrew J. Shilling                       9        $ 2,643.1        9         $ 1,532.2      54(1)      $ 7,725.7



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $319,200,000.

GROWTH OPPORTUNITIES HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Mario E. Abularach                       9        $ 4,250.0        2          $  82.9       11(1)       $ 791.4

Michael T. Carmen                        5        $ 2,339.2        9(2)       $ 625.3       17(2)       $ 238.3



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $213,500,000.
(2) The advisory fee for three of these pooled accounts and one of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $259,600,000 and $38,600,000 respectively.

INTERNATIONAL CAPITAL APPRECIATION HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Jean-Marc Berteaux                      15        $ 4,094.3        16        $ 3,128.0      23(1)      $ 3,433.7

Matthew D. Hudson                       15        $ 4,094.3        16        $ 3,128.0      29(1)      $ 3,435.0

Andrew S. Offit                         15        $ 4,094.3        16        $ 3,128.0      33(1)      $ 3,443.4



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $131,200,000.

INTERNATIONAL OPPORTUNITIES HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Nicolas M. Choumenkovitch                5         $ 430.5        6(1)        $ 361.4       29(1)      $ 2,324.4

Trond Skramstad                          4         $ 407.9        8(1)        $ 361.0       27(1)      $ 2,365.6



(1) The advisory fee for two of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $58,900,000 and $409,800,000 respectively.

INTERNATIONAL SMALL COMPANY HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Daniel Maguire                           4         $ 465.4         8         $ 1,295.5      15(1)       $ 938.5

Simon H. Thomas                          4         $ 465.4         8         $ 1,295.5      16(1)       $ 938.7



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $53,700,000.

MIDCAP HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Philip H. Perelmuter                     5        $ 3,185.7         6         $ 776.3       73(1)      $ 2,661.1



(1) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total $73,800,000.

MIDCAP VALUE HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
James N. Mordy                           8        $ 1,132.8        2          $  42.8       34(1)      $ 1,694.0



(1) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total $82,800,000.

SMALL COMPANY HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Mario E. Abularach                       9        $ 4,202.9        2          $  82.9       11(1)      $   791.4

Steven C. Angeli                         7        $   796.7        4          $ 122.6       28(1)      $ 1,241.8

Stephen Mortimer                         5        $   757.5        1          $  82.0       14(1)      $   762.6



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total $213,500,000.

SMALLCAP GROWTH HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Doris T. Dwyer                           5         $ 657.8         6          $ 164.5       14(1)      $ 3,086.5

David J. Elliott                         2         $ 388.2         4          $ 160.7       16(1)      $ 3,087.3



(1) The advisory fee for two of these other accounts is based upon performance. Assets under management in those other accounts total $270,300,000.

STOCK HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
Peter I. Higgins                         5        $  8,902.9       1          $   6.2         7         $  29.4

Steven T. Irons                          5        $  8,902.9       1          $   6.2         7         $   0.9

Saul J. Pannell                          6        $ 37,572.3       9(1)       $ 623.3        35(1)      $ 289.3



(1) The advisory fee for four of these pooled accounts and one of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $253,500,000 and $38,200,000 respectively.

VALUE HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
John R. Ryan                           11(1)      $ 9,904.5         3         $  41.4        44        $ 3,075.2



(1) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total $7,203,100,000.

VALUE OPPORTUNITIES HLS FUND



                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
James H. Averill                         2       $    170.4         0         $     0        15        $    15.5

David R. Fassnacht                       4(1)    $ 15,207.5         2         $ 136.6        16(1)     $   614.9

                                    REGISTERED
                                    INVESTMENT
                                     COMPANY         AUM         POOLED         AUM        OTHER          AUM
PORTFOLIO MANAGER                    ACCOUNTS      ($ MIL)      ACCOUNTS      ($ MIL)     ACCOUNTS      ($ MIL)
-----------------                    --------      -------      --------      -------     --------      -------
James N. Mordy                           8       $  1,132.8         2         $  42.8        34(2)     $ 1,694.0

David W. Palmer                          2       $     60.4         0         $     0         7        $     0.4



(1) The advisory fee for two of these registered investment company accounts and one of these other accounts is based upon performance. Assets under management in those registered investment company accounts and other accounts total $15,115,500,000 and $419,300,000 respectively.
(2) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total $82,800,000.


CONFLICTS OF INTEREST BETWEEN THE HLS FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     The following information relates to the period ended December 31, 2005. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each HLS Fund's investment professionals listed in the prospectuses who are primarily responsible for the day-to-day management of the HLS Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant HLS Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant HLS Fund, or make investment decisions that are similar to those made for that HLS Fund, both of which have the potential to adversely impact the relevant HLS Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by HL Advisors to Wellington Management with respect to an HLS Fund. Messrs. Averill, Carmen, Glazer, Lynch, Pannell and Stromquist and Ms. Hynes all manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the Investment Professional in each account, the incentives associated with any given HLS Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in tbe other pooled investment vehicles and/or accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary HLS Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     HL Advisors pays Wellington Management a fee based on the assets under management of each HLS Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HL Advisors with respect to each HLS Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the HLS Funds. The following information relates to the fiscal year ended December 31, 2005.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components.

     The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.


     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the HLS Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant HLS Fund is linked to the gross pre-tax performance of the portion of the HLS Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Except as noted below, Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to International Small Company HLS Fund, each Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. Fixed income Investment Professionals' incentive on the relevant HLS Funds are based solely on the revenues earned by Wellington Management, and have no additional performance link. Portfolio based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan as a partner of the firm. The following individuals are partners of the firm:


Steven C. Angeli                      Mark T. Lynch
James H. Averill                      James N. Mordy
John F. Averill                       Andrew S. Offit
John A. Boselli                       Saul J. Pannell
Edward P. Bousa                       Phillip H. Perelmuter
Michael T. Carmen                     James A. Rullo
Robert L. Evans                       John R. Ryan
David R. Fassnacht                    Joseph H. Schwartz
Ann C. Gallo                          Theodore E. Shasta
Bruce L. Glazer                       Andrew J. Shilling
Jean M. Hynes                         Scott E. Simpson
Steven T. Irons                       Trond Skramstad
John C. Keogh                         Eric C. Stromquist

         Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:


HLS FUND                                               BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
--------                                               --------------------------------------------------
Advisers HLS Fund(2)                                   S&P 500 Index
                                                       Lipper MF Large Cap Core Index

Capital Appreciation HLS Fund                          Russell 3000 Index(3)
                                                       Lipper MF Multicap Core Index

Disciplined Equity HLS Fund                            S&P 500 Index

Dividend and Growth HLS Fund                           S&P 500 Index
                                                       Lipper MF Equity Income Average

Equity Income HLS Fund                                 Russell 1000 Value Index
                                                       Lipper VP Equity Income Average

Focus HLS Fund                                         S&P 500 Index
                                                       Lipper MF Large Cap Core Average

Global Advisers HLS Fund(2),(4)                        MSCI World Growth Index
                                                       Lipper MF Global Large-Cap Growth Average

Global Communications HLS Fund                         MSCI AC Telecommunications Index

Global Financial Services HLS Fund                     MSCI Finance ex Real Estate Index
                                                       Lipper MF Financial Services Average

Global Health HLS Fund                                 Goldman Sachs Health Care Index
                                                       Lipper Health & Biotechnology Average

Global Leaders HLS Fund                                MSCI World Growth Index(4)
                                                       Lipper Global Large Cap Growth Average

Global Technology HLS Fund                             Goldman Sachs Technology Total Return Index
                                                       Lipper MF Science and Technology Average

Growth HLS Fund                                        Russell 1000 Growth Index
                                                       Lipper MF Large Cap Growth Average

Growth Opportunities HLS Fund                          Russell 3000 Growth Index
                                                       Lipper MF Multi-cap Growth Average

International Capital Appreciation HLS Fund(5)         MSCI International EAFE Growth Index
                                                       Lipper MF International Multi-Cap Growth Average

International Opportunities HLS Fund                   MSCI AC World Free ex US Index
                                                       Lipper MF International Large Cap Core Average(6)

International Small Company HLS Fund                   N/A

HLS FUND                                               BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
--------                                               --------------------------------------------------
MidCap HLS Fund                                        S&P MidCap 400 Index
                                                       Lipper MF Mid-Cap Core Average

MidCap Value HLS Fund                                  Russell 2500 Value Index
                                                       Lipper MF Mid Cap Value Average

Small Company HLS Fund                                 Russell 2000 Growth Index
                                                       Lipper MF Small Cap Growth Average

SmallCap Growth HLS Fund                               Russell 2000 Growth Index

Stock HLS Fund                                         S&P 500 Index
                                                       Lipper MF Large Cap Core Index

Value HLS Fund                                         Russell 1000 Value Index
                                                       Lipper MF Large Cap Value Average

Value Opportunities HLS Fund                           Russell 3000 Value Index
                                                       Lipper MF Multi-cap Value Average


(1) For HLS Funds with multiple benchmarks/peer groups, allocations are weighted equally.

(2) Equity portion only of each of the Advisers HLS Fund and the Global Advisers HLS Fund, respectively.

(3) Prior to July 1, 2005, the benchmark was the S&P 500 Index.

(4) Prior to January 1, 2004, the benchmark was a blend of the Lipper Global Large Cap Growth Average and the MSCI World Index.
(5) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.
(6) Prior to January 1, 2006, the benchmark was the Lipper MF International Large Cap Core Average.


EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in the HLS Funds they sub-advise are as follows for the fiscal year ended December 31, 2005:


                                                                                 DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES
PORTFOLIO MANAGER                     HLS FUND(S) SUB-ADVISED                    BENEFICIALLY OWNED
-----------------                     -----------------------                    ------------------
Mario E. Abularach                    Growth Opportunities HLS Fund              None
                                      Small Company HLS Fund None

Steven C. Angeli                      Small Company HLS Fund                     None

James H. Averill                      Value Opportunities HLS Fund               None

John F. Averill                       Global Technology HLS Fund                 None

Archana Basi                          Global Communications HLS Fund             None

Jean-Marc Berteaux                    Global Advisers HLS Fund                   None
                                      Global Leaders HLS Fund None
                                      International Capital Appreciation HLS     None
                                          Fund

                                                                                 DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES
PORTFOLIO MANAGER                     HLS FUND(S) SUB-ADVISED                    BENEFICIALLY OWNED
-----------------                     -----------------------                    ------------------
John A. Boselli                       Growth HLS Fund                            None

Edward P. Bousa                       Dividend and Growth HLS Fund               None

Michael T. Carmen                     Growth Opportunities HLS Fund              None

Frank D. Catrickes                    Capital Appreciation HLS Fund              $100,001-$500,000

Mammen Chally                         Disciplined Equity HLS Fund                None

Nicolas M. Choumenkovitch             International Opportunities HLS Fund       None

Robert L. Deresiewicz                 Global Health HLS Fund                     None

Doris T. Dwyer                        SmallCap Growth HLS Fund                   None

David J. Elliott                      SmallCap Growth HLS Fund                   None

Scott M. Elliott                      Global Advisers HLS Fund                   None

Robert L. Evans                       Global Advisers HLS Fund                   None

David R. Fassnacht                    Value Opportunities HLS Fund               None

Ann C. Gallo                          Global Health HLS Fund                     None

Bruce L. Glazer                       Global Technology HLS Fund                 None

Christopher L. Gootkind               Advisers HLS Fund                          None

Evan S. Grace                         Global Advisers HLS Fund                   None

Andrew R. Heiskell                    Global Financial Services HLS Fund         None

Jean M. Hynes                         Global Health HLS Fund                     None

Peter I. Higgins                      Advisers HLS Fund                          None
                                      Focus HLS Fund                             None
                                      Stock HLS Fund                             None

Matthew D. Hudson                     Global Advisers HLS Fund                   None
                                      Global Leaders HLS Fund                    None
                                      International Capital Appreciation HLS     None
                                      Fund

Steven T. Irons                       Advisers HLS Fund                          None
                                      Focus HLS Fund                             None
                                      Stock HLS Fund                             None

John C. Keogh                         Advisers HLS Fund                          None

Anita M. Killian                      Global Technology HLS Fund                 None

                                                                                 DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES
PORTFOLIO MANAGER                     HLS FUND(S) SUB-ADVISED                    BENEFICIALLY OWNED
-----------------                     -----------------------                    ------------------
Mark T. Lynch                         Global Financial Services HLS Fund         None

Daniel Maguire                        International Small Company HLS Fund       None

Kirk J. Mayer                         Global Health HLS Fund                     None

James N. Mordy                        MidCap Value HLS Fund                      None
                                      Value Opportunities HLS Fund               None

Stephen Mortimer                      Small Company HLS Fund                     None

Vikram Murthy                         Global Technology HLS Fund                 None

Jennifer L. Nettesheim                Global Financial Services HLS Fund         None

David Nincic                          Global Communications HLS Fund             None

Andrew S. Offit                       Global Advisers HLS Fund                   None
                                      Global Leaders HLS Fund                    None
                                      International Capital Appreciation HLS     None
                                          Fund

David W. Palmer                       Value Opportunities HLS Fund               None

Saul J. Pannell                       Advisers HLS Fund                          None
                                      Capital Appreciation HLS Fund              $100,001-$500,000
                                      Stock HLS Fund                             None

Philip H. Perelmuter                  MidCap HLS Fund                            None

John R. Ryan                          Equity Income HLS Fund                     None
                                      Value HLS Fund                             None

James A. Rullo                        Disciplined Equity HLS Fund                None

Joseph H. Schwartz                    Global Health HLS Fund                     None

Theodore E. Shasta                    Global Financial Services HLS Fund         None

Andrew J. Shilling                    Growth HLS Fund                            None

Scott E. Simpson                      Global Technology HLS Fund                 None

Trond Skramstad                       International Opportunities HLS Fund       $1-$10,000

Eric C. Stromquist                    Global Technology HLS Fund                 None

Simon H. Thomas                       International Small Company HLS Fund       None

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company's board of directors and HL Advisors, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the HLS Funds do not necessarily pay the lowest possible spread or commission. HL Advisors may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the HLS Funds.


     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market HLS Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market HLS Fund for such purchases or sales.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in an HLS Fund's portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with
Section 28(e) of the 1934 Act, a sub-adviser may cause an HLS Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fee paid by an HLS Fund is not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the HLS Funds), although all of these services are necessarily useful and of value in managing the HLS Funds.


     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as an HLS Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the HLS Fund or other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue).


     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by a sub-adviser for one or more clients when one or more clients are selling the same security.

     For the last three fiscal years, the HLS Funds paid the following brokerage commissions:


HLS FUND NAME                                            2005           2004           2003
-------------                                            ----           ----           ----
Advisers HLS Fund                                    $ 11,613,299   $  5,661,829   $  8,124,829

HLS FUND NAME                                            2005           2004           2003
-------------                                            ----           ----           ----
Capital Appreciation HLS Fund                        $ 28,626,921   $ 28,802,912   $ 27,190,064
Disciplined Equity HLS Fund                          $    979,757   $  1,077,827   $  1,141,362
Dividend and Growth HLS Fund                         $  2,951,162   $  3,793,036   $  4,634,028
Equity Income HLS Fund                               $    113,729   $     41,588   $      2,487
Focus HLS Fund                                       $    145,230   $    203,783   $    241,843
Global Advisers HLS Fund                             $  1,592,514   $  1,866,488   $  1,900,909
Global Communications HLS Fund                       $     56,526   $    117,054   $     88,851
Global Financial Services HLS Fund                   $     18,929   $     70,577   $     81,799
Global Health HLS Fund                               $    592,191   $    496,707   $    441,168
Global Leaders HLS Fund                              $  7,490,019   $  7,731,203   $  6,762,406
Global Technology HLS Fund                           $    442,406   $  1,056,392   $    972,455
Growth HLS Fund                                      $    514,493   $    564,496   $    375,724
Growth Opportunities HLS Fund                        $  3,303,908   $  3,631,425   $  3,227,659
High Yield HLS Fund                                             -   $      6,320   $      5,239
Index HLS Fund                                       $     98,164   $    102,088   $    117,800
International Capital Appreciation HLS Fund          $  2,926,053   $  1,446,745   $    605,734
International Opportunities HLS Fund                 $  5,310,641   $  5,137,361   $  3,913,925
International Small Company HLS Fund                 $    701,143   $    469,569   $    249,849
MidCap HLS Fund                                      $  3,442,244   $  3,895,414   $  4,800,116
MidCap Value HLS Fund                                $  1,308,516   $  2,057,153   $  1,243,483
Small Company HLS Fund                               $  3,406,274   $  5,948,766   $  6,081,453
SmallCap Growth HLS Fund                             $  2,613,107   $  2,411,220   $  1,480,482
Stock HLS Fund                                       $  9,710,270   $  4,552,548   $  6,384,776
Total Return Bond HLS Fund                                      -   $     27,144   $     58,378
Value HLS Fund                                       $    172,143   $    221,835   $    187,054
Value Opportunities HLS Fund                         $    462,403   $    402,519   $    233,441


     Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund did not pay any brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by an HLS Fund are due primarily to that HLS Fund's asset growth, cash flows and changes in portfolio turnover.

     The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2005.


                                                   COMMISSIONS PAID TO      TOTAL AMOUNT OF TRANSACTION TO
                                                    FIRMS SELECTED IN             FIRMS SELECTED IN
                                                      RECOGNITION OF                RECOGNITION OF
HLS FUND NAME                                       RESEARCH SERVICES*            RESEARCH SERVICES
-------------                                       ------------------            -----------------
Advisers HLS Fund                                     $       727,566               $   622,640,942
Capital Appreciation HLS Fund                         $     1,725,552               $ 1,117,795,473
Disciplined Equity HLS Fund                           $        31,263               $    32,233,432
Dividend and Growth HLS Fund                          $       170,596               $   163,291,646
Equity Income HLS Fund                                $         3,844               $     4,716,945
Focus HLS Fund                                        $         8,015               $     6,289,917
Global Advisers HLS Fund                              $        94,711               $    60,239,322
Global Communications HLS Fund                        $         2,086                       631,293
Global Financial Services HLS Fund                    $         1,506               $       842,177
Global Health HLS Fund                                $        23,716               $    14,899,247
Global Leaders HLS Fund                               $       455,592               $   194,241,070
Global Technology HLS Fund                            $        16,222               $     8,073,205
Growth HLS Fund                                       $        12,072               $    15,884,118

                                                   COMMISSIONS PAID TO      TOTAL AMOUNT OF TRANSACTION TO
                                                    FIRMS SELECTED IN             FIRMS SELECTED IN
                                                      RECOGNITION OF                RECOGNITION OF
HLS FUND NAME                                       RESEARCH SERVICES*            RESEARCH SERVICES
-------------                                       ------------------            -----------------
Growth Opportunities HLS Fund                         $       125,279               $    87,576,059
International Capital Appreciation HLS Fund           $       202,594               $   114,812,368
International Opportunities HLS Fund                  $       378,889               $   207,226,639
International Small Company HLS Fund                  $        43,055               $    24,010,771
MidCap HLS Fund                                       $       130,122               $   111,443,540
MidCap Value HLS Fund                                 $        68,425               $    82,154,021
Small Company HLS Fund                                $       102,262               $    70,915,703
SmallCap Growth HLS Fund                              $        14,599               $    11,310,918
Stock HLS Fund                                        $       589,058               $   516,664,835
Value HLS Fund                                        $         9,512               $     6,842,629
Value Opportunities HLS Fund                          $        21,046               $    16,008,848



* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser's total activity with that broker. This calculated percentage is then applied across all of the sub-adviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firm. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.


     The following table identifies the HLS Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the HLS Funds have acquired during the fiscal year ended December 31, 2005 and the value of each HLS Fund's aggregate holdings of each such issuer as of December 31, 2005.


                                                                                        AGGREGATE VALUE
HLS FUND NAME                                   REGULAR BROKER OR DEALER                (THOUSANDS)
-------------                                   ------------------------                -----------
Advisers HLS Fund                               Bank of America Corp.                     $    241,230
                                                Bear Stearns & Co., Inc.                  $      9,261
                                                CitiBank N.A.                             $     15,627
                                                Citigroup, Inc.                           $    191,262
                                                Credit Suisse First Boston USA, Inc.      $      8,680
                                                Deutsche Bank                             $      9,211
                                                Goldman Sachs Group, Inc.                 $     54,647
                                                Merrill Lynch & Co., Inc.                 $     14,865
                                                Morgan (J.P.) Chase & Co.                 $     33,088
                                                Morgan Stanley Dean Witter & Co.          $     40,543
                                                RBS Greenwich Capital Markets             $     10,431
                                                State Street Corp.                        $     61,798
                                                UBS AG                                    $    195,073
                                                Wachovia Bank N.A.                        $      9,959
                                                Wells Fargo Bank N.A.                     $     19,798

Capital Appreciation HLS Fund                   Bank of America Corp.                     $     58,347
                                                Citigroup, Inc.                           $    168,084
                                                Countrywide Securities Corp.              $     84,343
                                                Deutsche Bank                             $      5,356
                                                Goldman Sachs Group, Inc.                 $    230,606

                                                                                        AGGREGATE VALUE
HLS FUND NAME                                   REGULAR BROKER OR DEALER                (THOUSANDS)
-------------                                   ------------------------                -----------
                                                Morgan Stanley & Co.                      $     17,983
                                                UBS AG                                    $    134,581

Disciplined Equity HLS Fund                     Bank of America Corp.                     $     74,906
                                                Citigroup, Inc.                           $     59,001
                                                Goldman Sachs Group, Inc.                 $     13,959
                                                Lehman Brothers, Inc.                     $     28,234
                                                Morgan Stanley & Co.                      $      7,616
                                                UBS AG                                    $     17,771

Dividend and Growth HLS Fund                    Bank of America Corp.                     $    237,038
                                                Citigroup, Inc.                           $    182,583
                                                Merrill Lynch & Co., Inc.                 $     85,719
                                                Morgan (J.P.) Chase & Co.                 $     53,361
                                                Morgan Stanley & Co.                      $     22,330
                                                State Street Corp.                        $     74,866
                                                UBS AG                                    $    130,726

Equity Income HLS Fund                          Bank of America Corp.                     $     16,707
                                                Citigroup, Inc.                           $     13,806
                                                Deutsche Bank                             $        235
                                                Merrill Lynch & Co., Inc.                 $      7,281
                                                Morgan (J.P.) Chase & Co.                 $      6,878
                                                Morgan Stanley Dean Witter & Co.          $        791
                                                UBS AG                                    $      5,034
                                                Wachovia Corp.                            $      2,958
                                                Wells Fargo & Co.                         $      6,418

Focus HLS Fund                                  Bank of America Corp.                     $      1,202
                                                Citigroup, Inc.                           $      2,315
                                                Goldman Sachs Group, Inc.                 $      1,379
                                                Morgan Stanley Dean Witter & Co.          $        370
                                                State Street Corp.                        $      1,347
                                                UBS AG                                    $      4,356

Global Advisers HLS Fund                        Bank of America Corp.                     $     12,344
                                                Bear Stearns & Co., Inc.                  $      1,039
                                                Credit Suisse First Boston USA, Inc.      $      8,543
                                                Deutsche Bank                             $      1,133
                                                Goldman Sachs Group, Inc.                 $      4,981
                                                Morgan Stanley Dean Witter & Co.          $      5,894
                                                Prudential Financial, Inc.                $        549
                                                UBS AG                                    $     12,810
                                                Wachovia Securities LLC                   $        498
                                                Wells Fargo & Co.                         $      2,480

                                                                                        AGGREGATE VALUE
HLS FUND NAME                                   REGULAR BROKER OR DEALER                (THOUSANDS)
-------------                                   ------------------------                -----------
Global Communications HLS Fund                  Bank of America Corp.                     $        389
                                                Morgan Stanley & Co.                      $        120
                                                UBS AG                                    $        280

Global Financial Services HLS Fund              Bank of America Corp.                     $      1,884
                                                Citigroup, Inc.                           $      1,773
                                                Credit Suisse Group                       $      1,263
                                                Countrywide Securities Corp.              $        759
                                                Goldman Sachs Group, Inc.                 $        779
                                                Merrill Lynch & Co., Inc.                 $      1,151
                                                Morgan Stanley & Co.                      $         53
                                                Prudential Financial, Inc.                $        198
                                                Royal Bank of Scotland                    $        842
                                                State Street Corp.                        $        965
                                                UBS AG                                    $      2,287

Global Health HLS Fund                          Banc of America Corp.                     $      1,279
                                                Morgan Stanley & Co.                      $        394
                                                UBS AG                                    $        920

Global Leaders HLS Fund                         Bank of America Corp.                     $      9,590
                                                Credit Suisse Group                       $     33,875
                                                Goldman Sachs Group, Inc.                 $     23,511
                                                Morgan Stanley & Co.                      $      2,956
                                                UBS AG                                    $     29,984

Growth HLS Fund                                 Bank of America Corp.                     $      1,839
                                                Countrywide Securities Corp.              $     23,709
                                                Morgan Stanley & Co.                      $        567
                                                UBS AG                                    $     15,056

Growth Opportunities HLS Fund                   Bank of America                           $     17,714
                                                Deutsche Bank                             $      1,626
                                                State Street Corp.                        $     12,685
                                                UBS AG                                    $     23,929

High Yield HLS Fund                             BNP Paribas Securities Corp.              $      2,838
                                                RBS Greenwich Capital Markets             $      2,838

Index HLS Fund                                  AmSouth Bancorp                           $      1,586
                                                Bank of America Corp.                     $     32,153
                                                Bear Stearns & Co., Inc.                  $      2,276
                                                BNP Paribas Securities Corp.              $      1,233
                                                Citigroup, Inc.                           $     42,595
                                                Countrywide Securities Corp.              $      3,542
                                                Goldman Sachs Group, Inc.                 $      9,987

                                                                                        AGGREGATE VALUE
HLS FUND NAME                                   REGULAR BROKER OR DEALER                (THOUSANDS)
-------------                                   ------------------------                -----------
                                                Lehman Brothers, Inc.                     $      5,960
                                                Merrill Lynch & Co., Inc.                 $     10,796
                                                Morgan (J.P.) Chase & Co.                 $     24,092
                                                Morgan Stanley & Co.                      $     10,610
                                                State Street Corp.                        $      3,155
                                                UBS AG                                    $      1,218
                                                Wachovia Corp.                            $     14,246
                                                Wells Fargo & Co.                         $     18,227

International Capital Appreciation HLS Fund     Bank of America Corp.                     $      4,865
                                                Credit Suisse Group                       $     15,044
                                                Morgan Stanley & Co.                      $      1,499
                                                UBS AG                                    $     15,177

International Opportunities HLS Fund            UBS AG                                    $     37,225

International Small Company HLS Fund            Bank of America Corp.                     $      3,591
                                                Morgan Stanley & Co.                      $      1,107
                                                UBS AG                                    $      2,582

MidCap HLS Fund                                 Bank of America Corp.                     $     61,637
                                                Morgan Stanley & Co.                      $     18,998
                                                State Street Corp.                        $     30,808
                                                UBS AG                                    $     44,328

MidCap Value HLS Fund                           Bank of America Corp.                     $      3,134
                                                Morgan Stanley & Co.                      $        966
                                                UBS AG                                    $      2,254

Money Market HLS Fund                           Bank of America Corp.                     $     45,644
                                                Citigroup, Inc.                           $     21,514
                                                Countrywide Securities Corp.              $     39,990
                                                Goldman Sachs Group, Inc.                 $     46,019
                                                Greenwich Capital Markets, Inc.           $     23,000
                                                Lehman Brothers Holdings, Inc.            $     43,017
                                                Merrill Lynch & Co., Inc.                 $     46,030
                                                Morgan Stanley & Co.                      $     44,780
                                                UBS Finance                               $     49,209
                                                Wells Fargo & Co.                         $     46,010

Mortgage Securities HLS Fund                    Bank of America Corp.                     $     17,441
                                                Bear Stearns & Co., Inc.                  $     10,940
                                                Credit Suisse First Boston USA, Inc.      $     11,542
                                                Lehman Brothers, Inc.                     $     15,022
                                                Merrill Lynch & Co., Inc.                 $      9,043
                                                Morgan Stanley Dean Witter & Co.          $     14,457

                                                                                        AGGREGATE VALUE
HLS FUND NAME                                   REGULAR BROKER OR DEALER                (THOUSANDS)
-------------                                   ------------------------                -----------
                                                RBS Greenwich Capital Corp.               $     16,845
                                                UBS AG                                    $      3,012
                                                Wachovia Corp.                            $      3,620

Small Company HLS Fund                          Bank of America Corp.                     $     10,166
                                                Morgan Stanley & Co.                      $      3,133
                                                UBS AG                                    $      7,311

SmallCap Growth HLS Fund                        Deutsche Bank                             $        252
                                                Morgan Stanley, Inc.                      $        846
                                                UBS AG                                    $      1,974

Stock HLS Fund                                  Bank of America Corp.                     $    108,367
                                                Citigroup, Inc.                           $    139,950
                                                Deutsche Bank                             $        714
                                                Goldman Sachs & Co.                       $     50,382
                                                Morgan Stanley Dean Witter & Co.          $      2,398
                                                State Street Corp.                        $     55,385
                                                UBS AG                                    $      5,594

Total Return Bond HLS Fund                      Bank of America Corp.                     $     13,636
                                                Bear Stearns & Co., Inc.                  $     14,555
                                                BNP Paribas Securities, Corp.             $    267,065
                                                Citibank N.A.                             $     12,321
                                                Citigroup, Inc.                           $      8,094
                                                Credit Suisse First Boston USA, Inc.      $     36,199
                                                Goldman Sachs Group, Inc.                 $     55,651
                                                Lehman Brothers, Inc.                     $      7,498
                                                Merrill Lynch & Co., Inc.                 $     19,978
                                                Morgan (J.P.) Chase & Co.                 $     55,616
                                                Morgan Stanley Dean Witter & Co.          $     34,517
                                                Prudential Financial, Inc.                $      5,076
                                                UBS AG                                    $    296,776
                                                Wachovia Bank N.A.                        $     43,166

U.S. Government Securities HLS Fund             Bank of America                           $     18,169
                                                Bear, Stearns & Co., Inc.                 $      3,170
                                                BNP Paribas Securities Corp.              $     14,701
                                                CS First Boston                           $     16,565
                                                Merrill Lynch & Co., Inc.                 $      4,521
                                                RBS Greenwich Capital Markets             $     23,723
                                                UBS AG                                    $     14,520
                                                Wachovia                                  $      8,778

Value HLS Fund                                  Bank of America Corp.                     $     15,427

                                                                                        AGGREGATE VALUE
HLS FUND NAME                                   REGULAR BROKER OR DEALER                (THOUSANDS)
-------------                                   ------------------------                -----------
                                                Citigroup, Inc.                           $     13,341
                                                Goldman Sachs Group, Inc.                 $      7,688
                                                Morgan (J.P.) Chase & Co.                 $      5,027
                                                Morgan Stanley Dean Witter & Co.          $        277
                                                UBS AG                                    $        647
                                                Wells Fargo & Co.                         $      4,605

Value Opportunities HLS Fund                    Bank of America Corp.                     $     18,428
                                                Citigroup, Inc.                           $     20,688
                                                Deutsche Bank                             $        100
                                                Royal Bank of Scotland Group              $      5,331
                                                UBS AG                                    $      3,763


                                HLS FUND EXPENSES


     Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting (Hartford HLS Funds), auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; all annual and semiannual reports and prospectuses mailed to each HLS Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to HLS Fund shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund's shareholders, expenses related to distribution activities as provided under an HLS Fund's Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the HLS Funds' operations and interest.


                             HLS FUND ADMINISTRATION

     An Administrative Services Agreement between each Hartford HLS Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each Hartford HLS Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Hartford HLS Funds. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the Hartford HLS Funds, although the Hartford HLS Funds pay for these services directly. As compensation for the services to be performed by Hartford Life, each Hartford HLS Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee at the annual rate of 0.20% of the average daily net assets of the Hartford HLS Fund. In addition to the administrative services fee, Hartford Life is compensated for fund accounting services at a competitive market rate. Hartford Life also provides administrative services to the New Hartford HLS Funds. The management fee paid by the New Hartford HLS Funds to HL Advisors covers, in addition to investment advisory services, certain administrative services, which are provided by Hartford Life.

     For the last three fiscal years, each HLS Fund, except for Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, paid the following administrative fees to Hartford Life:


HLS FUND NAME                                            2005           2004           2003
-------------                                            ----           ----           ----
Advisers HLS Fund                                    $ 20,399,721   $ 22,740,147   $ 20,811,601
Capital Appreciation HLS Fund                        $ 26,342,370   $ 22,929,782   $ 15,869,294
Disciplined Equity HLS Fund                             $2,349928   $  1,814,420   $  1,273,803
Dividend and Growth HLS Fund                         $ 12,606,042   $ 10,626,249   $  7,434,426
Equity Income HLS Fund                               $    463,859   $    110,189   $      2,034
Focus HLS Fund                                       $    172,280   $    179,550   $    135,028
Global Advisers HLS Fund                             $    845,184   $    776,082   $    619,328
Global Communications HLS Fund                       $     55,347   $     57,804   $     34,712
Global Financial Services HLS Fund                   $     76,224   $     78,633   $     56,945
Global Health HLS Fund                               $    826,192   $    825,540   $    552,006
Global Leaders HLS Fund                              $  2,425,371   $  2,081,060   $  1,377,689
Global Technology HLS Fund                           $    279,620   $    340,271   $    226,274
Growth HLS Fund                                      $    965,106   $    645,855   $    199,496
High Yield HLS Fund                                  $  1,526,529   $  1,521,534   $    963,719
Index HLS Fund                                       $  4,135,620   $  4,342,482   $  3,587,396
International Capital Appreciation HLS Fund          $    987,257   $    411,127   $    137,110
International Opportunities HLS Fund                 $  2,784,569   $  2,112,359   $  1,467,589
International Small Company HLS Fund                 $    417,406   $    205,001   $     76,421
MidCap HLS Fund                                      $  5,018,461   $  4,396,696   $  3,299,887
MidCap Value HLS Fund                                $  2,248,528   $  2,137,656   $  1,116,439
Money Market HLS Fund                                $  3,273,351   $  3,527,261   $  4,421,980
Mortgage Securities HLS Fund                         $  1,331,988   $  1,459,391   $  1,708,105
Small Company HLS Fund                               $  2,222,503   $  2,178,300   $  1,504,996
Stock HLS Fund                                       $ 11,801,219   $ 12,759,125   $ 11,445,199
Total Return Bond HLS Fund                           $  7,315,328   $  6,509,607   $  5,801,771
Value HLS Fund                                       $    611,537   $    516,989   $    324,146


     Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the HLS Funds, including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the HLS Funds in accordance with the HLS Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable HLS Funds and all classes thereof; preparation of various reports; and such other similar services with respect to an HLS Fund as may be reasonably requested by the HLS Funds.


     With respect to the Hartford HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford Series Fund, Inc., on behalf of the Hartford HLS Funds, and Hartford Life dated January 3, 2000, as amended July 23, 2001. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford HLS Fund pays Hartford Life a fee calculated at the annual rate of 0.015% of the aggregate net assets of each Hartford HLS Fund. For the period July 23, 2001 until December 31, 2005, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each Hartford HLS Fund.

     With respect to the New Hartford HLS Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford HLS Series Fund II, Inc., on behalf of the New Hartford HLS Funds, Hartford Life and HL Advisors dated May 1, 2002.

     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:


                                                         2005           2004           2003
                                                         ----           ----           ----
Advisers HLS Fund                                    $  2,039,881   $  2,274,015   $  2,081,160
Capital Appreciation HLS Fund                        $  2,634,113   $  2,292,978   $  1,586,929
Disciplined Equity HLS Fund                          $    234,981   $    181,442   $    127,380
Dividend and Growth HLS Fund                         $  1,260,545   $  1,062,625   $    743,443
Equity Income HLS Fund                               $     46,383   $     11,019   $        203
Focus HLS Fund                                       $     17,227   $     17,955   $     13,503
Global Advisers HLS Fund                             $     84,511   $     77,608   $     61,933
Global Communications HLS Fund                       $      5,535   $      5,780   $      3,471
Global Financial Services HLS Fund                   $      7,622   $      7,863   $      5,695
Global Health HLS Fund                               $     82,615   $     82,554   $     55,201
Global Leaders HLS Fund                              $    242,526   $    208,106   $    137,769
Global Technology HLS Fund                           $     27,960   $     34,027   $     22,627
Growth HLS Fund                                      $     96,505   $     64,586   $     19,950
High Yield HLS Fund                                  $    152,646   $    152,153   $     96,372
Index HLS Fund                                       $    413,543   $    434,248   $    358,740
International Capital Appreciation HLS Fund          $     98,720   $     41,113   $     13,711
International Opportunities HLS Fund                 $    278,444   $    211,237   $    146,759
International Small Company HLS Fund                 $     41,738   $     20,500   $      7,642
MidCap HLS Fund                                      $    501,822   $    439,670   $    329,989
MidCap Value HLS Fund                                $    224,843   $    213,766   $    111,644
Money Market HLS Fund                                $    327,320   $    352,726   $    442,198
Mortgage Securities HLS Fund                         $    133,193   $    145,939   $    170,810
Small Company HLS Fund                               $    222,239   $    217,830   $    150,500
Stock HLS Fund                                       $  1,180,069   $  1,278,913   $  1,144,520
Total Return Bond HLS Fund                           $    731,498   $    650,961   $    580,177
Value HLS Fund                                       $     61,151   $     51,699   $     32,415



     For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement between Hartford HLS Series Fund II, Inc., on behalf of the New Hartford HLS Funds, Hartford Life and HL Advisors.

     Hartford Life, an affiliate of HL Advisors, provides certain legal services to the HLS Funds. The compensation paid to Hartford Life for such services for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 is as follows:



                                           2005         2004          2003
                                           ----         ----          ----
Advisers HLS Fund                      $  36,835     $  58,542     $  66,862
Capital Appreciation HLS Fund          $  57,098     $  59,031     $  50,983
Disciplined Equity HLS Fund            $   3,958     $   4,671     $   4,092
Dividend and Growth HLS Fund           $  22,312     $  27,356     $  23,885
Equity Income HLS Fund                 $     630     $     284     $      39
Focus HLS Fund                         $     271     $     462     $     434
Global Advisers HLS Fund               $   1,309     $   1,998     $   1,990
Global Communications HLS Fund         $     105     $     149     $     112
Global Financial Services HLS Fund     $     124     $     202     $     183
Global Health HLS Fund                 $   1,237     $   2,125     $   1,773
Global Leaders HLS Fund                $   4,271     $   5,357     $   4,426
Global Technology HLS Fund             $     420     $     876     $     727
Growth HLS Fund                        $   1,418     $   1,663     $     641
Growth Opportunities HLS Fund          $   2,875     $   4,301     $   3,767
High Yield HLS Fund                    $   2,354     $   3,917     $   3,096

                                                      2005          2004           2003
                                                      ----          ----           ----
Index HLS Fund                                    $   7,411     $  11,179      $  11,525
International Capital Appreciation HLS Fund       $   2,308     $   1,058      $     440
International Opportunities HLS Fund              $   5,694     $   5,438      $   4,715
International Small Company HLS Fund              $     604     $     528      $     246
MidCap HLS Fund                                   $  12,093     $  11,319      $  10,602
MidCap Value HLS Fund                             $   4,206     $   5,503      $   3,587
Money Market HLS Fund                             $   6,321     $   9,081      $  14,207
Mortgage Securities HLS Fund                      $   2,326     $   3,757      $   5,488
Small Company HLS Fund                            $   3,192     $   5,608      $   4,835
SmallCap Growth HLS Fund                          $   2,410     $   2,738      $   1,737
Stock HLS Fund                                    $  26,561     $  32,924      $  36,770
Total Return Bond HLS Fund                        $  12,740     $  16,757      $  18,829
U.S. Government Securities HLS Fund               $   2,517     $   3,935      $   5,225
Value HLS Fund                                    $     933     $   1,331      $   1,041
Value Opportunities HLS Fund                      $   1,317     $   1,281      $     791



*Includes $190 in legal fees paid by Multisector Bond HLS Fund, which merged with Total Return Bond HLS Fund in 2004.

                            DISTRIBUTION ARRANGEMENTS

     Each HLS Fund's shares are sold by Hartford Securities Distribution Company, Inc. (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans. Certain HLS Fund's shares are also sold by the distributor on a continuous basis to separate accounts sponsored by other insurance companies.

     Each Company, on behalf of its respective HLS Funds, has adopted a separate distribution plan (the "Plans") for Class IB shares pursuant to appropriate resolutions of each HLS Fund's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

     The distributor is authorized by the Companies to receive purchase and redemption orders on behalf of the HLS Funds. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the HLS Funds, subject to the HLS Funds' policies and procedures with respect to frequent purchases and redemptions of HLS Fund shares and applicable law. In these circumstances, an HLS Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that HLS Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the HLS Fund. The HLS Fund's net asset value is determined in the manner described in the HLS Fund's prospectuses.

     Pursuant to the Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of HLS Fund shares. The expenses of each HLS Fund pursuant to each Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of each HLS Fund's average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

     Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each HLS Fund's shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts ("Variable Contracts") investing indirectly in Class IB shares of the HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares of the HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding HLS Fund investment objectives and policies and other information about the HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Class IB shares of the HLS Fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor's expenditures.

     In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by each HLS Fund's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.


     The Plans were adopted by a majority vote of the respective HLS Fund's board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each HLS Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the HLS Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity and the ability to sell shares of the HLS Funds through adviser and broker distribution channels. The board of directors believes that there is a reasonable likelihood that the Plans will benefit the Class IB shareholders of each HLS Fund. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each HLS Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of each HLS Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of each HLS Fund affected thereby. A Plan will automatically terminate in the event of its assignment.


     For the fiscal year ended December 31, 2005, the Class IB Shares of the HLS Funds paid the 12b-1 fees listed below.


               HLS FUND NAME                                   CLASS IB
               -------------                                   --------
               Advisers HLS Fund                             $  3,488,858
               Capital Appreciation HLS Fund                 $  6,455,874
               Disciplined Equity HLS Fund                   $    789,077
               Dividend and Growth HLS Fund                  $  3,665,707
               Equity Income HLS Fund                        $    148,664
               Focus HLS Fund                                $     97,351
               Global Advisers HLS Fund                      $    195,774
               Global Communications HLS Fund                $     29,327
               Global Financial Services HLS Fund            $     45,088
               Global Health HLS Fund                        $    298,643
               Global Leaders HLS Fund                       $    681,974
               Global Technology HLS Fund                    $    106,035
               Growth HLS Fund                               $    471,077
               Growth Opportunities HLS Fund                 $    347,964
               High Yield HLS Fund                           $    730,263
               Index HLS Fund                                $    645,125
               International Capital Appreciation HLS Fund   $    501,300

               HLS FUND NAME                                   CLASS IB
               -------------                                   --------
               International Opportunities HLS Fund          $    700,190
               International Small Company HLS Fund          $    184,139
               MidCap HLS Fund                               $    576,679
               MidCap Value HLS Fund                         $  1,001,570
               Money Market HLS Fund                         $    660,732
               Mortgage Securities HLS Fund                  $    436,100
               Small Company HLS Fund                        $    527,730
               SmallCap Growth HLS Fund                      $    593,907
               Stock HLS Fund                                $  1,854,234
               Total Return Bond HLS Fund                    $  2,641,204
               U.S. Government Securities HLS Fund           $    801,178
               Value HLS Fund                                $    315,886
               Value Opportunities HLS Fund                  $    316,448


     The entire amount of 12b-1 fees listed above was paid as compensation to the distributor, which remitted the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.

     The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds' shares and/or for the servicing of those shares.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase or sale (redemption) of HLS Fund shares, see "Purchase and Redemption of Fund Shares" in the HLS Funds' prospectuses.

                            SUSPENSION OF REDEMPTIONS

     Under unusual circumstances, an HLS Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. An HLS Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds' prospectuses. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each HLS Fund other than Money Market HLS Fund are valued as follows: debt securities
(other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Generally, each HLS Fund uses fair valuation in regards to debt securities when an HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term securities held in Money Market HLS Fund are valued at amortized cost, which approximates market value. All other HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sale price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the HLS Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Companies' boards of directors.

     Foreign securities markets may trade on days when an HLS Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each HLS Fund uses a fair value pricing service approved by that HLS Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the HLS Funds. Because the net asset value of each HLS Fund's shares is determined only on business days of the HLS Funds, the value of the portfolio securities of an HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the HLS Fund.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits Money Market HLS Fund to maintain a stable $1.00 net asset value per share. The board of directors of Hartford Series Fund, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (I.E., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

                  OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

     CAPITAL STOCK The board of directors for each Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares of the HLS Funds designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.

     Pursuant to state insurance law, Hartford Life, or its affiliates, is the owner of all Hartford HLS Fund shares held in separate accounts of Hartford Life or its affiliates (such shares are held for the benefit of contractholders and policy owners). As of March 31, 2006, Hartford Life (or its affiliates) owned 5% or more of the outstanding shares in the following Hartford HLS Funds:


                                                     PERCENTAGE OF OWNERSHIP
                                                     -----------------------
                         FUND                         CLASS IA     CLASS IB
                         ----                         --------     --------
     Advisers HLS Fund                                      96%          99%
     Capital Appreciation HLS Fund                          95%          94%
     Disciplined Equity HLS Fund                            86%         100%
     Dividend and Growth HLS Fund                           98%         100%
     Equity Income HLS Fund                                100%         100%
     Focus HLS Fund                                        100%         100%
     Global Advisers HLS Fund                              100%         100%
     Global Communications HLS Fund                        100%         100%
     Global Financial Services HLS Fund                    100%         100%
     Global Health HLS Fund                                 92%         100%
     Global Leaders HLS Fund                                70%         100%
     Global Technology HLS Fund                             83%          92%
     Growth HLS Fund                                        88%         100%
     High Yield HLS Fund                                    88%         100%
     Index HLS Fund                                         88%         100%
     International Capital Appreciation HLS Fund            97%          98%
     International Opportunities HLS Fund                   92%         100%
     International Small Company HLS Fund                   97%         100%
     MidCap HLS Fund                                        69%          74%
     MidCap Value HLS Fund                                 100%         100%
     Money Market HLS Fund                                  93%         100%
     Mortgage Securities HLS Fund                          100%         100%
     Small Company HLS Fund                                 78%          98%
     Stock HLS Fund                                         98%          99%
     Total Return Bond HLS Fund                             94%         100%
     Value HLS Fund                                        100%         100%


     As of March 31, 2006, Union Security Insurance Company (formerly Fortis Benefits Insurance Company) (or its affiliates) owned 5% or more of the outstanding shares in the following Hartford HLS Funds (such shares are held for the benefit of contractholders and policy owners):


                                                     PERCENTAGE OF OWNERSHIP
                                                     -----------------------
                         FUND                         CLASS IA     CLASS IB
                         ----                         --------     --------
     Disciplined Equity HLS Fund                            14%           0%
     Global Leaders HLS Fund                                25%           0%
     High Yield HLS Fund                                     8%           0%
     Index HLS Fund                                         12%           0%



     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates owned, as of March 31, 2006, shares of a number of Hartford HLS Funds and, in the case of Global Health HLS

Fund, Global Technology HLS Fund, MidCap HLS Fund and Small Company HLS Fund, 5%, 13%, 5% and 7% of the outstanding Class IA shares, respectively.

     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2006, owned an aggregate of 8% of the outstanding Class IA shares of Global Health HLS Fund.

     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2006, owned an aggregate of 17% of the outstanding Class IA shares of Global Technology HLS Fund.

     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2006, owned an aggregate of 6% of the outstanding Class IA shares of MidCap HLS Fund.

     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of March 31, 2006, owned an aggregate of 9% of the outstanding Class IA shares of Small Company HLS Fund.

     Certain employee retirement plans of Fidelity Investments, as of March 31, 2006, owned an aggregate of 7% of the outstanding Class IB shares of Global Technology HLS Fund.

     Certain employee retirement plans of Merrill Lynch Pierce Fenner & Smith, Inc., as of March 31, 2006, owned an aggregate of 6% of the outstanding Class IA shares of Growth HLS Fund.

     Certain employee retirement plans of Fidelity Investments, as of March 31, 2006, owned an aggregate of 5% of the outstanding Class IA shares of MidCap HLS Fund.

     Certain employee retirement plans of Wachovia Bank National Association, as of March 31, 2006, owned an aggregate of 17% of the outstanding Class IA shares of MidCap HLS Fund.

     Certain employee retirement plans of Ameriprise Trust Company and JR Simplot Company, as of March 31, 2006, owned an aggregate of 6% of the outstanding Class IB shares of MidCap HLS Fund.

     Certain employee retirement plans of Investors Bank and Trust Company, as of March 31, 2006, owned an aggregate of 7% of the outstanding Class IB shares of MidCap HLS Fund.

     Certain employee retirement plans of Mercer Trust Company and Meijer, Inc. Savings Plus Plan I, as of March 31, 2006, owned an aggregate of 5% of the outstanding Class IB shares of MidCap HLS Fund.

     Pursuant to state insurance law, Union Security Insurance Company (formerly Fortis Benefits Insurance Company), or its affiliates, is the owner of all New Hartford HLS Fund shares held in separate accounts of Fortis Benefits Insurance Company or its affiliates (such shares are held for the benefit of contractholders and policy owners). As of March 31, 2006, Fortis Benefits Insurance Company (or its affiliates) owned 5% or more of the outstanding shares in the following New Hartford HLS Funds:



                                                     PERCENTAGE OF OWNERSHIP
                                                     -----------------------
                         FUND                         CLASS IA     CLASS IB
                         ----                         --------     --------
     Growth Opportunities HLS Fund                          60%           0%
     SmallCap Growth HLS Fund                               32%           0%
     U.S. Government Securities HLS Fund                    15%           0%
     Value Opportunities HLS Fund                           28%           0%


     As of March 31, 2006, Hartford Life (or its affiliates) owned 5% or more of the outstanding shares in the following New Hartford HLS Funds (such shares are held for the benefit of contractholders and policy owners):

                                                     PERCENTAGE OF OWNERSHIP
                                                     -----------------------
                         FUND                         CLASS IA     CLASS IB
                         ----                         --------     --------
     Growth Opportunities HLS Fund                          39%          99%
     SmallCap Growth HLS Fund                               54%          99%
     U.S. Government Securities HLS Fund                    85%         100%
     Value Opportunities HLS Fund                           72%         100%


     SHARE CLASSES Under each HLS Fund's multi-class plan, shares of each class of an HLS Fund represent an equal pro-rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by each Company's board of directors are currently limited to payments made to the distributor for the Class IB shares pursuant to the Distribution Plan for the Class IB shares.

     VOTING Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Most of the shares of the HLS Funds are held of record by insurance companies. The insurance companies will generally vote HLS Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

     Matters in which the interests of all the HLS Funds in a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

     OTHER RIGHTS Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

                                      TAXES

     FEDERAL TAX STATUS OF THE HLS FUNDS

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE HLS FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS SAI. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

     Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each HLS Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If an HLS Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each HLS Fund to do), then under the provisions of Subchapter M, the HLS Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     An HLS Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the HLS Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the HLS Fund's taxable year, (a) at least 50% of the value of the HLS Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     The HLS Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the HLS Funds' only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, and certain qualified retirement plans.


     Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives. In addition, certain HLS Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If HLS Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected HLS Funds may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for contract owners with premiums allocated to the affected HLS Funds.


     The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each HLS Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

- no more than 55% of an HLS Fund's total assets may be represented by any one investment
-    no more than 70% by any two investments
-    no more  than 80% by any three investments
-    no more than 90% by any four investments

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

     Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds' assets to be invested within various countries is not now known. The Companies intend that the HLS Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

     An HLS Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Companies seek to monitor transactions of each HLS Fund, seek to make the appropriate tax elections on behalf of the HLS Fund and seek to make the appropriate entries in the HLS Fund's books and records when the HLS Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     If for any taxable year an HLS Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds' investment adviser and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund's investment sub-adviser might otherwise select.

     As of December 31, 2005, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.


                                                                     AMOUNT       EXPIRATION DATES:
     HLS FUND NAME                                           (IN THOUSANDS)         DECEMBER 31,
     Disciplined Equity HLS Fund                                $    21,177             2011
     Disciplined Equity HLS Fund                                $    27,548             2010
     Disciplined Equity HLS Fund                                $     8,430             2009
     Disciplined Equity HLS Fund                                $     7,330             2008

                                                                     AMOUNT       EXPIRATION DATES:
     HLS FUND NAME                                           (IN THOUSANDS)         DECEMBER 31,
     Global Leaders HLS Fund                                    $       370             2010
     Global Leaders HLS Fund                                    $       532             2009
     Global Technology HLS Fund                                 $    52,496             2010
     Global Technology HLS Fund                                 $    11,047             2009
     High Yield HLS Fund                                        $    20,078             2011
     High Yield HLS Fund                                        $       875             2009
     High Yield HLS Fund                                        $     3,479             2008
     High Yield HLS Fund                                        $     5,209             2007
     High Yield HLS Fund                                        $     9,320             2006
     International Opportunities HLS Fund                       $    18,647             2010
     International Opportunities HLS Fund                       $     3,847             2009
     International Opportunities HLS Fund                       $     1,870             2008
     Mortgage Securities HLS Fund                               $     2,408             2013
     Mortgage Securities HLS Fund                               $     8,993             2012
     Small Company HLS Fund                                     $     10377             2010
     Stock HLS Fund                                             $   250,450             2011
     Stock HLS Fund                                             $       525             2010
     Stock HLS Fund                                             $       363             2009
     U.S. Government Securities HLS Fund                        $    10,631             2013
     U.S. Government Securities HLS Fund                        $     3,025             2012
     U.S. Government Securities HLS Fund                        $     1,399             2008
     U.S. Government Securities HLS Fund                        $     2,513             2007


     If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that HLS Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the HLS Fund must derive at least 90% of its annual gross income.

     Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

     Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                                    CUSTODIAN

     Portfolio securities of each HLS Fund are held pursuant to a separate Custodian Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds. For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the HLS Funds, including costs invoiced by sub-contractors. The transfer agent has entered into an agreement with Hartford Administrative Services Company ("HASCO"), an affiliate of HL Advisors, whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the HLS Funds by qualified retirement plans. For its services, HASCO is paid $2,300 annually per HLS Fund and is reimbursed for out-of-pocket expenses. HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

                                   DISTRIBUTOR

     Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the HLS Funds' distributor.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the Companies' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.


                                OTHER INFORMATION

     The Hartford Index HLS Fund uses the Standard & Poor's 500 Index as its benchmark. "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the fund or the timing of the issuance or sale of shares in the fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

     In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


                                 CODE OF ETHICS

     Each HLS Fund, HL Advisors, Hartford Securities Distribution Company, Inc., Hartford Investment Management and Wellington Management have each adopted a code of ethics designed to protect the interests of each HLS Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.


                      PROXY VOTING POLICIES AND PROCEDURES

     The HLS Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

     Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

     Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

     Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

     In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("GL") and Institutional Shareholder Services ("ISS" and, collectively with GL, "Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

     Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

     Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.


     The HLS Fund's for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues, it has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.


     Wellington Management may be unable to vote or may determine not to vote proxy on behalf of an HLS Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

     Information on how the HLS Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS

     The Companies' audited financial statements, together with the notes thereto and reports of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual reports for the year ended December 31, 2005 as filed with the SEC, are incorporated by reference into this SAI.

                                   APPENDIX A

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

-    Liquidity ratios are adequate to meet cash requirements.

- Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

-    The issuer has access to at least two additional channels of borrowing.
- Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.
- Typically, the issuer's industry is well established and the issuer has a strong position within its industry.
-    The reliability and quality of management are unquestioned.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA
     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA
     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A
     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB
     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB
     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B
     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D
     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.
     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1
     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2
     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3
     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B
     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C
     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D
     Default.  Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

          a.(i) Articles of Incorporation (incorporated by reference to Initial
               Registration Statement filed on February 2, 1998)

          a.(ii) Articles Supplementary, dated August 20, 2002 (incorporated by reference to Post-Effective Amendment #16 filed on August 29,
               2002)

          a.(iii) Articles Supplementary, dated September 9, 2002 (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

          a.(iv) Articles Supplementary, dated January 7, 2003 (incorporated by reference to Post-Effective Amendment #18 filed on February 11,
               2003)

          a.(v) Articles Supplementary, dated June 10, 2003 (incorporated by reference to Post-Effective Amendment #25 filed on August 12,
               2003)

          a.(vi) Articles of Amendment, dated October 1, 2003 (incorporated by reference to Post-Effective Amendment #28 filed on October 24,
               2003)

          a.(vii) Articles Supplementary, dated August 19, 2004 (incorporated by reference to Post-Effective Amendment #39 filed on February 17,
               2005)

          b. By-Laws (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

          c.   Not Applicable

          d.(i) Amended and Restated Investment Management Agreement
               (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

          d.(ii) First Amendment to Amended and Restated Investment Management
               Agreement (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund) (filed herewith)

          d.(iii) Amended and Restated Investment Advisory Agreement
               (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)
          d.(iv) Amended and Restated Investment Management Agreement
               (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

          d.(v) First Amendment to Amended and Restated Investment Management
               Agreement (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund) (incorporated by reference to Post-Effective Amendment #31 filed on February 12,
               2004)

          d.(vi) Amended and Restated Sub-Advisory Agreement with Wellington
               Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

          d.(vii) Amended and Restated Sub-Advisory Agreement with Wellington
               Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

          d.(viii) First Amendment to Amended and Restated Investment
               Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          d.(ix) Second Amendment to Amended and Restated Investment
               Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          d.(x) Amended and Restated Investment Services Agreement with Hartford
               Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford High Yield HLS Fund)

          d.(xi) Amended and Restated Investment Services Agreement with
               Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)

          e.(i) Amended and Restated Principal Underwriting Agreement
               (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)
          e.(ii) First Amendment to Amended and Restated Principal Underwriting
               Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          f.   Not Applicable

          g.(i) Amended and Restated Custodian Contract (incorporated by reference to Post-Effective Amendment #32 filed on April 29,
               2004)

          g.(ii) First Amendment to Amended and Restated Custodian Contract
               (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          g.(iii) Second Amendment to Amended and Restated Custodian Contract
               (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          h.(i) Amended and Restated Share Purchase Agreement - Hartford Life
               Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

          h.(ii) Amended and Restated Share Purchase Agreement - Hartford Life and Annuity Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

          h.(iii) Share Purchase Agreement - First Fortis Life Insurance Company
               (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

          h.(iv) Share Purchase Agreement - Fortis Benefits Insurance Company
               (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

          h.(v) Amended and Restated Administrative Services Agreement
               (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

          h.(vi) First Amendment to Amended and Restated Administrative Services
               Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

          h.(vii) Transfer Agency and Service Agreement between Hartford Series
               Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

          h.(viii) First Amendment to Transfer Agency and Service Agreement
               between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #31 filed on February 12,
               2004)

          h.(ix) Fund Accounting Agreement (filed herewith)

          h.(x) Amendment Number 1 to Fund Accounting Agreement (filed herewith)

          h.(xi) Second Amendment to Fund Accounting Agreement (filed herewith)

          h.(xii) Third Amendment to Fund Accounting Agreement (filed herewith)

          i.   Opinion and Consent of Counsel (filed herewith)

          j. Consent of Independent Registered Public Accounting Firm (filed herewith)

          k.   Not Applicable

          l.   Not Applicable

          m. Amended and Restated Rule 12b-1 Distribution Plan (filed herewith)

          n. Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #28 filed on October 24, 2003)

          o.   Not Applicable

          p.(i) Code of Ethics of HL Investment Advisors, LLC (incorporated by reference to Post-Effective Amendment #41 filed on February 14,
               2006)

          p.(ii) Code of Ethics of Hartford Investment Management Company
               (incorporated by reference to Post-Effective Amendment #39 filed on February 17, 2005)

          p.(iii) Code of Ethics of Hartford Securities Distribution Company,
               Inc. (incorporated by reference to Post-Effective Amendment #41 filed on February 14, 2006)

          p.(iv) Code of Ethics of Wellington Management Company, LLP
               (incorporated by reference to Post-Effective Amendment #41 filed on February 14, 2006)

          q.(i) Power of Attorney dated April 12, 2005 (incorporated by reference to Post-Effective Amendment #41 filed on February 14,
               2006)

          q.(ii) Power of Attorney dated September 7, 2005 (incorporated by reference to Post-Effective Amendment #41 filed on February 14,
               2006)

          q.(iii) Power of Attorney dated September 17, 2005 (incorporated by reference to Post-Effective Amendment #41 filed on February 14,
               2006)

Item 24. Persons Controlled by or Under Common Control with Registrant

          As of March 31, 2006, any persons directly or indirectly under common control with Hartford Series Fund, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Maryland corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 24, 2006.

Item 25. Indemnification

          The relevant portion of Article V of the Articles of Incorporation provides:

          (f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

          (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

          HL Investment Advisors, LLC serves as investment adviser to each of the investment companies included in this Registration Statement.

                                POSITION WITH HL
NAME                        INVESTMENT ADVISORS, LLC                   OTHER BUSINESS
----                      ----------------------------   -----------------------------------------
Thomas M. Marra           President, CEO and Manager     President and Chief Operating Officer of
                                                         Hartford Life, Inc.(1) ("HL Inc.")

John C. Walters           Executive Vice President and   Executive Vice President and Director of
                          Manager                        the Investment Products Division of
                                                         Hartford Life Insurance Company(2)
                                                         ("HLIC")

Walter E. Watkins, Jr.    Chief Compliance Officer       Chief Investment Compliance Officer of
                                                         Hartford Investment Financial Services,
                                                         LLC(3)

William H. Davison, Jr.   Senior Vice President          Director and Managing Director of
                                                         Hartford Investment Management Company(4)
                                                         ("Hartford Investment Management")

David M. Znamierowski     Executive Vice President,      Director and President of Hartford
                          Chief Investment Officer and   Investment Management
                          Manager

Stephen T. Joyce          Senior Vice President          Senior Vice President of HLIC

John N. Giamalis          Senior Vice President and      Senior Vice President and Treasurer of HL
                          Treasurer                      Inc.

Douglas G. Boains         Controller                     Assistant Secretary of HLIC, Inc.

                                POSITION WITH HL
NAME                        INVESTMENT ADVISORS, LLC                   OTHER BUSINESS
----                      ----------------------------   -----------------------------------------
Richard G. Costello       Vice President and Secretary   Vice President and Secretary of The
                                                         Hartford Financial Services Group, Inc.
                                                         ("The Hartford") (5)

Bruce D. Gardner          Vice President                 Vice President of HLIC

Michael A. Mecca          Vice President                 Senior Vice President of Hartford
                                                         Investment Management

Todd G. Picken            Assistant Vice President and   Assistant Vice President and Assistant
                          Assistant Treasurer            Treasurer of HLIC

(1) The principal business address for HL Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(3) The principal business address for Hartford Investment Financial Services, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

(5) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

Item 27. Principal Underwriters

          Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

          Hartford Series Fund, Inc.

          Hartford HLS Series Fund II, Inc.

          Hartford Life Insurance Company       Separate Account One
                                                Separate Account Two
                                                Separate Account Two
                                                   (DC Variable Account I)
                                                Separate Account Two
                                                   (DC Variable Account II)
                                                Separate Account Two
                                                   (QP Variable Account)
                                                Separate Account Two
                                                   (Variable Account "A")
                                                Separate Account Two
                                                   (NQ Variable Account)
                                                Separate Account Ten
                                                Separate Account Three
                                                Separate Account Five
                                                Separate Account Seven
                                                Separate Account Eleven

          Hartford Life and Annuity Insurance   Separate Account One
          Company                               Separate Account Ten
                                                Separate Account Three
                                                Separate Account Five
                                                Separate Account Six
                                                Separate Account Seven

          Hart Life Insurance Company           Separate Account One
                                                Separate Account Two

          American Maturity Life Insurance      Separate Account AMLVA
          Company                               Separate Account One

          Servus Life Insurance Company         Separate Account One
                                                Separate Account Two

The Directors and principal officers of HSD and their position with the Registrant are as follows:

NAME AND PRINCIPAL                                                      POSITION AND OFFICES
BUSINESS ADDRESS*           POSITIONS AND OFFICES WITH UNDERWRITER         WITH REGISTRANT
-----------------           --------------------------------------   --------------------------
Thomas M. Marra             President, Chief Executive Officer,      Director
                            Chairman of the Board and Director
Lizabeth H. Zlatkus         Director                                 None
John C. Walters             Executive Vice President and Director    Vice President
David M. Znamierowski****   Executive Vice President and Chief       President, Chief Executive
                            Investment Officer                       Officer and Director
David A. Carlson            Senior Vice President and Deputy Chief   None
                            Financial Officer
Richard G. Costello***      Vice President and Secretary             None
Tamara L. Fagely**          Controller                               Vice President, Treasurer
                                                                     and Controller
Stephen T. Joyce            Vice President                           None
Martin A. Swanson           Vice President                           None
George R. Jay               Chief Broker-Dealer Compliance Officer   Vice President
John N. Giamalis***         Senior Vice President and Treasurer      None
Todd G. Picken***           Assistant Vice President and Assistant   None
                            Treasurer
Dawn M. Cormier             Assistant Secretary                      None
Sarah J. Harding            Assistant Secretary                      None
Patrice Kelly-Ellis         Assistant Secretary                      None
Glen J. Kvadus              Assistant Secretary                      None
Patricia A. Lavoie          Assistant Secretary                      None
Diane E. Tatelman           Assistant Secretary                      None
Joseph W. Tedesco, Jr.***   Assistant Secretary                      None

* Unless otherwise indicated, principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

**   Principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

***  Principal business address is Hartford Plaza, Hartford, CT 06115.

**** Principal business address is 55 Farmington Avenue, Hartford, CT 06105

Item 28. Location of Accounts and Records

          Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 26th day of April, 2006.

                                        HARTFORD SERIES FUND, INC.


                                        By: /s/ David M. Znamierowski
                                            ------------------------------------
                                        David M. Znamierowski
                                        Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                           TITLE                         DATE
---------                           -----                         ----


/s/ David M. Znamierowski           President,                    April 26, 2006
---------------------------------   Chief Executive Officer &
David M. Znamierowski               Director


/s/ Tamara L. Fagely                Controller & Treasurer        April 26, 2006
---------------------------------   (Chief Accounting Officer &
Tamara L. Fagely                    Chief Financial Officer)


                *                   Director                      April 26, 2006
---------------------------------
Lynn S. Birdsong


                *                   Chairman of the Board         April 26, 2006
---------------------------------   and Director
Robert M. Gavin, Jr.


                *                   Director                      April 26, 2006
---------------------------------
Duane E. Hill

                **                  Director                      April 26, 2006
---------------------------------
Sandra S. Jaffee


                ***                 Director                      April 26, 2006
---------------------------------
William P. Johnston


                ***                 Director                      April 26, 2006
---------------------------------
Lemma W. Senbet


                *                   Director                      April 26, 2006
---------------------------------
Thomas M. Marra


                *                   Director                      April 26, 2006
---------------------------------
Phillip O. Peterson


                *                   Director                      April 26, 2006
---------------------------------
Lowndes A. Smith


/s/ Edward P. Macdonald                                           April 26, 2006
---------------------------------
* By Edward P. Macdonald
     Attorney-in-fact

*    Pursuant to Power of Attorney dated April 12, 2005

**   Pursuant to Power of Attorney dated September 7, 2005

***  Pursuant to Power of Attorney dated September 17, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.

   d.(ii)     First Amendment To Amended And Restated Investment Management
              Agreement
   h.(ix)     Fund Accounting Agreement
   h.(x)      Amendment Number 1 to Fund Accounting Agreement
   h.(xi)     Second Amendment to Fund Accounting Agreement
   h.(xii)    Third Amendment to Fund Accounting Agreement
   i.         Opinion and Consent of Counsel
   j.         Consent of Independent Registered Public Accounting Firm
   m.         Amended and Restated Rule 12b-1 Distribution Plan